United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

The registrant is filing this amendment to its filing on Form N-CSR/A for the year ended September 30, 2021, which was originally filed with the Securities and Exchange Commission on December 9, 2022 (Accession Number 0001741773-22-004133), solely to correct the date of the Report of Independent Registered Public Accounting Firm for the Janus Henderson Research Fund. Other than the aforementioned correction, this amended Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR or modify or update the disclosures contained therein.

Item 1 - Reports to Shareholders

ANNUAL REPORT September 30, 2021

Janus Henderson Asia Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Janus Henderson Asia Equity Fund (unaudited)

FUND SNAPSHOT

 The Janus Henderson Asia Equity Fund invests in equities across the Asia Pacific ex Japan region. It is an all-cap, high-conviction portfolio focused on companies that have strong franchises, a high return on equity and management with a proven track record of execution. We believe that high-quality companies, if bought at the right price, should produce outperformance relative to the broader market over a three- to five-year time horizon.

Andrew Gillan co-portfolio manager	Mervyn Koh co-portfolio manager

PERFORMANCE

The Janus Henderson Asia Equity Fund I Shares returned 5.62% for the 12-month period ended September 30, 2021. The Fund’s primary benchmark, the MSCI All Country Asia ex-Japan IndexSM, returned 14.42%, while its secondary benchmark, the MSCI All Country Asia Pacific ex-Japan IndexSM, returned 16.59%.

INVESTMENT ENVIRONMENT

The period began positively, as markets responded in the fourth quarter of 2020 to the emergence of COVID-19 vaccines and the possibility of a swift rebound in economic activity. Recovery became more prolonged and mixed over the year as new COVID variants posed threats even to countries with high vaccination rates, while inevitably progress on vaccinations was slower in the emerging markets. Responses varied from country to country in the use of lockdowns to minimize the spread of the virus, which delayed recovery in many areas. However, markets were willing to look beyond the short-term impact and take comfort in the various fiscal and monetary support measures that governments had provided. Sentiment did change toward period end, as global equity markets corrected in the third quarter of 2021 from a combination of profit-taking and signs of slowing growth after the initial COVID-19-related recovery. The threat of structurally higher inflation lingered, while the Delta variant led to less robust economic recoveries, particularly in Asia.

Regulatory action in China also had a major impact on market sentiment within Asia over the period. This began with the cancellation of the much-anticipated Ant Financial initial public offering (IPO), but then spread to several of the higher-growth sectors such as education, internet, e-commerce and most recently, Macau gaming, all of which were impacted by significant policy changes. The Chinese property sector also grabbed headlines with several debt defaults – including Evergrande, one of the largest Chinese property developers – unable to make a payment due. The China market underperformed as a result. India was the strongest performer in the region as the economy recovered later from a more severe COVID situation while investor flows seemed to benefit from the issues in China.

PERFORMANCE DISCUSSION

Despite positive asset allocation from our underweight to China and overweights to India and Taiwan, relative performance was weak over the 12-month period, due to negative stock selection in a number of the sectors impacted by the regulatory changes in China. In particular, New Oriental Education hurt relative performance following the Chinese government’s decision to limit profitability and severely restrict the number of hours that after-school tutoring could be offered to students. Our position in Ping An Insurance also detracted, on concerns about its exposure to the property sector while its agency reform process took longer than expected, which resulted in weaker new business sales. Finally, integrated resort developer and operator Sands China weighed on relative returns on news of the government’s decision to launch a public investigation into the future of Macau, with the likelihood of tightening criteria to pay dividends and ensuring a higher proportion of future revenue comes from non-gaming activities. Going forward, the environment in China has changed and we believe there is good reason to be more cautious on potential policy changes, which we have aimed to mitigate with smaller position sizes and adjustments to valuation methodology to capture the heightened risks. While we maintained a quality growth bias through the period, we were conscious about the value rotation that was occurring in markets, albeit less pronounced in Asia. We added to developed market financials to capture the higher bond yields, a move that generally was positive. Our allocation within the

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

materials sector to cement also detracted from relative performance.

Positive contributions to relative performance came from three of our India positions: HDFC, Bajaj Holdings & Investment and HDFC Bank all benefited from India’s economic recovery and strong operating momentum in the financials sector as loan growth returned to near pre-COVID levels. E-commerce and gaming company Sea Limited also outperformed on good operating momentum particularly in Latin America, while the shares likely also benefited from some rotation away from those sectors in China.

We reduced our exposure to China during the 12-month period and maintained a cautious view for the near term. While valuations of the largest Chinese Internet and e-commerce companies looked attractive compared to their previous levels, it appeared reasonable to assume that future growth prospects could be more constrained, and that valuations should reflect the increased regulatory risks in addition to the impact on profitability of the government’s common prosperity goals. There remain attractive opportunities in China and in our view the local A share market in particular could potentially offer investors exposure to sectors more aligned with the government’s economic goals.

OUTLOOK

We maintain the view that the current inflationary pressures are likely to be transitory, as supply struggles to keep up with the demand recovery while the Delta variant has created further bottlenecks in supply chains. We already are seeing signs of slowing growth, which should ease some of the demand pressures. Hence we are not inclined to rotate meaningfully toward cyclicality away from our preference for structural growth. Valuations in Asia remain attractive compared to the U.S. equity market, and while earnings growth likely will be more subdued next year, we remain optimistic that we may see a reversal in the structural underperformance of Asia and emerging market equities over the past decade. Economic growth rates could normalise but remain attractive in Asia, while demographics and consumption could remain supportive to Asian equities.

Thank you for investing in the Janus Henderson Asia Equity Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Bajaj Holdings & Investment Ltd	1.98%	1.38%	New Oriental Education & Technology Group Inc (ADR)	2.15%	-3.27%
HDFC Bank Ltd	4.14%	1.15%	Sands China Ltd	2.28%	-1.44%
Housing Development Finance Corp Ltd	3.93%	1.10%	Anhui Conch Cement Co Ltd	1.43%	-0.93%
Sea Ltd (ADR)	1.46%	0.98%	Ping An Insurance Group Co of China Ltd	2.65%	-0.86%
Samsung Electronics Co Ltd	8.63%	0.90%	Largan Precision Co Ltd	2.11%	-0.78%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.32%	8.51%	11.56%
	Real Estate	0.96%	1.59%	3.93%
	Financials	0.88%	23.82%	18.03%
	Health Care	0.87%	1.08%	4.92%
	Information Technology	-0.05%	28.31%	23.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country Asia ex-Japan Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-4.56%	19.37%	18.60%
	Materials	-2.53%	1.43%	4.60%
	Consumer Staples	-1.10%	6.20%	4.83%
	Other**	-0.69%	1.87%	0.00%
	Industrials	-0.42%	5.78%	5.55%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	9.4%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	8.7%
Tencent Holdings Ltd
Interactive Media & Services	6.1%
AIA Group Ltd
Insurance	5.2%
Housing Development Finance Corp Ltd
Thrifts & Mortgage Finance	4.8%
34.2%

Asset Allocation - (% of Net Assets)
Common Stocks	89.8%
Preferred Stocks	9.4%
Investment Companies	1.4%
Other	(0.6)%
100.0%

Emerging markets comprised 85.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	5.33%	8.93%	8.61%	5.34%	2.44%	1.43%
Class A Shares at MOP	-0.71%	7.65%	7.97%	4.72%
Class C Shares at NAV	4.50%	8.14%	7.83%	4.59%	3.51%	2.20%
Class C Shares at CDSC	3.50%	8.14%	7.83%	4.59%
Class D Shares	5.48%	9.11%	8.81%	5.51%	2.03%	1.26%
Class I Shares	5.62%	9.24%	8.94%	5.65%	2.07%	1.14%
Class N Shares	5.59%	9.10%	8.48%	5.20%	1.80%	1.10%
Class S Shares	5.58%	8.97%	8.61%	5.34%	2.89%	1.60%
Class T Shares	5.32%	9.04%	8.75%	5.47%	2.27%	1.35%
MSCI All Country Asia ex-Japan Index	14.42%	10.13%	8.50%	5.77%
MSCI All Country Asia-Pacific ex-Japan Index	16.59%	9.86%	8.25%	5.65%
Morningstar Quartile - Class I Shares	4th	3rd	2nd	3rd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	44/54	28/52	22/41	27/41

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on January 26, 2018. Performance shown for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$889.50	$6.58	$1,000.00	$1,018.10	$7.03	1.39%
Class C Shares	$1,000.00	$885.10	$10.02	$1,000.00	$1,014.44	$10.71	2.12%
Class D Shares	$1,000.00	$889.70	$5.78	$1,000.00	$1,018.95	$6.17	1.22%
Class I Shares	$1,000.00	$890.60	$5.31	$1,000.00	$1,019.45	$5.67	1.12%
Class N Shares	$1,000.00	$890.40	$5.02	$1,000.00	$1,019.75	$5.37	1.06%
Class S Shares	$1,000.00	$889.10	$6.49	$1,000.00	$1,018.20	$6.93	1.37%
Class T Shares	$1,000.00	$889.10	$6.25	$1,000.00	$1,018.45	$6.68	1.32%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 89.8%
Banks – 10.2%
Bank Central Asia Tbk PT	339,400	$830,319
HDFC Bank Ltd	78,445	1,681,861
Oversea-Chinese Banking Corp Ltd	75,500	632,181
Ping An Bank Co Ltd - Class A	185,664	516,571
		3,660,932
Capital Markets – 2.2%
Macquarie Group Ltd	6,073	796,628
Diversified Financial Services – 2.8%
Bajaj Holdings & Investment Ltd	15,774	1,018,440
Electronic Equipment, Instruments & Components – 1.5%
Sinbon Electronics Co Ltd	65,000	547,604
Entertainment – 2.8%
Sea Ltd (ADR)*	3,174	1,011,649
Food Products – 2.2%
Uni-President Enterprises Corp	330,000	802,643
Hotels, Restaurants & Leisure – 2.6%
Yum China Holdings Inc	15,760	927,562
Household Durables – 3.5%
Midea Group Co Ltd	53,226	574,759
Techtronic Industries Co Ltd	34,000	666,539
		1,241,298
Industrial Conglomerates – 2.9%
Ayala Corp	39,730	635,318
LG Corp	5,070	394,644
		1,029,962
Information Technology Services – 2.9%
Tata Consultancy Services Ltd	20,720	1,049,275
Insurance – 7.1%
AIA Group Ltd	163,000	1,876,865
Ping An Insurance Group Co of China Ltd	98,000	665,003
		2,541,868
Interactive Media & Services – 7.6%
NAVER Corp	1,650	538,097
Tencent Holdings Ltd	37,400	2,192,990
		2,731,087
Internet & Direct Marketing Retail – 6.2%
Alibaba Group Holding Ltd*	80,400	1,495,489
Meituan Dianping (144A)*	24,000	749,465
		2,244,954
Life Sciences Tools & Services – 1.6%
Wuxi Biologics Cayman Inc (144A)*	35,000	565,732
Machinery – 1.5%
Sany Heavy Industry Co Ltd	137,301	541,987
Oil, Gas & Consumable Fuels – 2.8%
Reliance Industries Ltd	29,811	1,008,202
Personal Products – 2.4%
LG Household & Health Care Ltd	754	848,251
Real Estate Management & Development – 2.3%
Swire Pacific Ltd	57,500	340,823
Swire Pacific Ltd - Class B	487,500	478,507
		819,330
Semiconductor & Semiconductor Equipment – 13.5%
MediaTek Inc	25,000	805,905
SK Hynix Inc	10,817	933,544
Taiwan Semiconductor Manufacturing Co Ltd	151,000	3,114,057
		4,853,506
Software – 1.3%
Venustech Group Inc - Class A	112,000	479,638

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Specialty Retail – 1.4%
China Tourism Group Duty Free Corp Ltd	12,530	$505,481
Technology Hardware, Storage & Peripherals – 2.3%
Advantech Co Ltd	62,068	810,003
Textiles, Apparel & Luxury Goods – 1.4%
Shenzhou International Group Holdings Ltd	24,400	510,031
Thrifts & Mortgage Finance – 4.8%
Housing Development Finance Corp Ltd	47,163	1,726,042
Total Common Stocks (cost $26,270,748)		32,272,105
Preferred Stocks– 9.4%
Technology Hardware, Storage & Peripherals – 9.4%
Samsung Electronics Co Ltd((cost $2,337,460)	58,072	3,401,975
Investment Companies– 1.4%
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $495,460)	495,410	495,460
Total Investments (total cost $29,103,668) – 100.6%		36,169,540
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(227,522)
Net Assets – 100%		$35,942,018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$9,724,708	26.9%
Taiwan	7,091,861	19.6
India	6,483,820	17.9
South Korea	6,116,511	16.9
Hong Kong	3,362,734	9.3
Indonesia	830,319	2.3
Australia	796,628	2.2
Philippines	635,318	1.8
Singapore	632,181	1.7
United States	495,460	1.4

Total	$36,169,540	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$803	$-	$-	$495,460
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	-	-	-
Total Affiliated Investments - 1.4%	$803	$-	$-	$495,460

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	426,145	25,508,316	(25,439,001)	495,460
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	88,000	(88,000)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex-Japan IndexSM reflects the equity market performance of Asia, excluding Japan.
MSCI All Country Asia-Pacific ex-Japan IndexSM	The MSCI All Country Asia-Pacific ex-Japan IndexSM reflects the performance of large and mid-cap companies in developed and emerging markets in the Asia Pacific region, excluding Japan.

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $1,315,197, which represents 3.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Entertainment	$1,011,649	$-	$-
All Other	-	31,260,456	-
Preferred Stocks	-	3,401,975	-
Investment Companies	-	495,460	-
Total Assets	$1,011,649	$35,157,891	$-

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $28,608,208)	$35,674,080
Affiliated investments, at value (cost $495,460)	495,460
Cash denominated in foreign currency (cost $3,323)	3,323
Non-interested Trustees' deferred compensation	896
Receivables:
Fund shares sold	104,474
Dividends	99,111
Foreign tax reclaims	628
Dividends from affiliates	43
Other assets	74
Total Assets	36,378,089
Liabilities:
Payables:	—
Foreign tax liability	217,516
Fund shares repurchased	118,401
Professional fees	45,057
Non-affiliated fund administration fees payable	24,342
Advisory fees	11,713
Custodian fees	5,165
Transfer agent fees and expenses	4,019
Non-interested Trustees' deferred compensation fees	896
12b-1 Distribution and shareholder servicing fees	719
Non-interested Trustees' fees and expenses	327
Affiliated fund administration fees payable	78
Accrued expenses and other payables	7,838
Total Liabilities	436,071
Net Assets	$35,942,018

See Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$31,047,718
Total distributable earnings (loss) (includes $217,516 of foreign capital gains tax)	4,894,300
Total Net Assets	$35,942,018
Net Assets - Class A Shares	$557,135
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,093
Net Asset Value Per Share(1)	$12.64
Maximum Offering Price Per Share(2)	$13.41
Net Assets - Class C Shares	$489,162
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,690
Net Asset Value Per Share(1)	$12.32
Net Assets - Class D Shares	$14,082,710
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,097,967
Net Asset Value Per Share	$12.83
Net Assets - Class I Shares	$695,609
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,108
Net Asset Value Per Share	$12.86
Net Assets - Class N Shares	$17,938,450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,398,216
Net Asset Value Per Share	$12.83
Net Assets - Class S Shares	$581,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,869
Net Asset Value Per Share	$12.67
Net Assets - Class T Shares	$1,597,889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,110
Net Asset Value Per Share	$12.67

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$754,861
Dividends from affiliates	803
Other income	107
Foreign tax withheld	(101,337)
Total Investment Income	654,434
Expenses:
Advisory fees	380,879
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,840
Class C Shares	5,342
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	19,968
Class S Shares	1,631
Class T Shares	5,513
Transfer agent networking and omnibus fees:
Class A Shares	612
Class C Shares	478
Class I Shares	404
Other transfer agent fees and expenses:
Class A Shares	152
Class C Shares	48
Class D Shares	5,328
Class I Shares	192
Class N Shares	685
Class S Shares	19
Class T Shares	71
Registration fees	106,323
Non-affiliated fund administration fees	61,884
Professional fees	57,261
Custodian fees	26,738
Shareholder reports expense	9,864
Affiliated fund administration fees	1,173
Non-interested Trustees’ fees and expenses	671
Other expenses	5,534
Total Expenses	693,610
Less: Excess Expense Reimbursement and Waivers	(191,929)
Net Expenses	501,681
Net Investment Income/(Loss)	152,753
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $122,820)	4,485
Total Net Realized Gain/(Loss) on Investments	4,485
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of increase in deferred foreign taxes of $164,408)	(116,185)
Total Change in Unrealized Net Appreciation/Depreciation	(116,185)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$41,053

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$152,753	$88,685
Net realized gain/(loss) on investments	4,485	(1,102,034)
Change in unrealized net appreciation/depreciation	(116,185)	4,325,763
Net Increase/(Decrease) in Net Assets Resulting from Operations	41,053	3,312,414
Dividends and Distributions to Shareholders:
Class A Shares	—	(5,855)
Class D Shares	(7,118)	(91,345)
Class I Shares	(1,614)	(12,458)
Class N Shares	(22,900)	(82,050)
Class S Shares	—	(3,865)
Class T Shares	—	(9,399)
Net Decrease from Dividends and Distributions to Shareholders	(31,632)	(204,972)
Capital Share Transactions:
Class A Shares	(457,369)	17,388
Class C Shares	(44,545)	(86,660)
Class D Shares	3,477,658	(1,753,286)
Class I Shares	104,905	(699,799)
Class N Shares	4,918,183	2,584,115
Class S Shares	(16,791)	10,004
Class T Shares	(6,609)	138,167
Net Increase/(Decrease) from Capital Share Transactions	7,975,432	209,929
Net Increase/(Decrease) in Net Assets	7,984,853	3,317,371
Net Assets:
Beginning of period	27,957,165	24,639,794
End of period	$35,942,018	$27,957,165

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.00	$10.39	$11.42	$11.45	$9.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.01	0.10	0.07	0.02
Net realized and unrealized gain/(loss)	0.63(2)	1.67	(0.27)	0.22	2.12
Total from Investment Operations	0.64	1.68	(0.17)	0.29	2.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.02)	(0.05)	(0.11)
Distributions (from capital gains)	—	—	(0.84)	(0.27)	—
Total Dividends and Distributions	—	(0.07)	(0.86)	(0.32)	(0.11)
Net Asset Value, End of Period	$12.64	$12.00	$10.39	$11.42	$11.45
Total Return*	5.33%	16.20%	(0.69)%	2.48%	23.10%
Net Assets, End of Period (in thousands)	$557	$951	$822	$816	$366
Average Net Assets for the Period (in thousands)	$1,130	$901	$822	$954	$293
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.10%	2.44%	2.72%	2.08%	2.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.43%	1.49%	1.53%	1.63%
Ratio of Net Investment Income/(Loss)	0.04%	0.14%	0.95%	0.60%	0.17%
Portfolio Turnover Rate	60%	53%	34%	41%	120%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.79	$10.23	$11.30	$11.36	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.07)	(0.03)	(0.01)	(0.04)
Net realized and unrealized gain/(loss)	0.62(2)	1.63	(0.20)	0.22	2.10
Total from Investment Operations	0.53	1.56	(0.23)	0.21	2.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.04)
Distributions (from capital gains)	—	—	(0.84)	(0.27)	—
Total Dividends and Distributions	—	—	(0.84)	(0.27)	(0.04)
Net Asset Value, End of Period	$12.32	$11.79	$10.23	$11.30	$11.36
Total Return*	4.50%	15.25%	(1.28)%	1.80%	22.17%
Net Assets, End of Period (in thousands)	$489	$506	$535	$1,244	$957
Average Net Assets for the Period (in thousands)	$552	$482	$746	$1,233	$519
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.13%	3.50%	3.35%	2.78%	3.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.17%	2.20%	2.07%	2.25%	2.33%
Ratio of Net Investment Income/(Loss)	(0.68)%	(0.66)%	(0.28)%	(0.04)%	(0.42)%
Portfolio Turnover Rate	60%	53%	34%	41%	120%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.17	$10.53	$11.54	$11.56	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.03	0.09	0.07	0.07
Net realized and unrealized gain/(loss)	0.63(2)	1.70	(0.23)	0.23	2.11
Total from Investment Operations	0.67	1.73	(0.14)	0.30	2.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.09)	(0.03)	(0.05)	(0.11)
Distributions (from capital gains)	—	—	(0.84)	(0.27)	—
Total Dividends and Distributions	(0.01)	(0.09)	(0.87)	(0.32)	(0.11)
Net Asset Value, End of Period	$12.83	$12.17	$10.53	$11.54	$11.56
Total Return*	5.48%	16.45%	(0.44)%	2.57%	23.30%
Net Assets, End of Period (in thousands)	$14,083	$10,793	$11,198	$13,089	$21,577
Average Net Assets for the Period (in thousands)	$17,722	$10,678	$11,599	$21,221	$11,542
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	2.03%	2.29%	1.72%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.26%	1.33%	1.33%	1.44%
Ratio of Net Investment Income/(Loss)	0.31%	0.27%	0.88%	0.55%	0.67%
Portfolio Turnover Rate	60%	53%	34%	41%	120%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.19	$10.54	$11.45	$11.56	$9.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	—(3)	0.13	(0.03)	0.11
Net realized and unrealized gain/(loss)	0.63(2)	1.74	(0.17)	0.26	2.07
Total from Investment Operations	0.69	1.74	(0.04)	0.23	2.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.09)	(0.03)	(0.07)	(0.13)
Distributions (from capital gains)	—	—	(0.84)	(0.27)	—
Total Dividends and Distributions	(0.02)	(0.09)	(0.87)	(0.34)	(0.13)
Net Asset Value, End of Period	$12.86	$12.19	$10.54	$11.45	$11.56
Total Return*	5.62%	16.62%	0.45%	1.90%	23.39%
Net Assets, End of Period (in thousands)	$696	$692	$1,406	$1,029	$12,675
Average Net Assets for the Period (in thousands)	$1,834	$1,061	$1,208	$5,848	$7,408
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	2.07%	2.32%	1.44%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.15%	1.21%	1.26%	1.32%
Ratio of Net Investment Income/(Loss)	0.45%	0.02%	1.28%	(0.25)%	1.01%
Portfolio Turnover Rate	60%	53%	34%	41%	120%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$12.17	$10.52	$11.56	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.06	0.11	0.16
Net realized and unrealized gain/(loss)	0.61(3)	1.69	(0.26)	(1.33)
Total from Investment Operations	0.68	1.75	(0.15)	(1.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.10)	(0.05)	—
Distributions (from capital gains)	—	—	(0.84)	—
Total Dividends and Distributions	(0.02)	(0.10)	(0.89)	—
Net Asset Value, End of Period	$12.83	$12.17	$10.52	$11.56
Total Return*	5.59%	16.69%	(0.51)%	(9.19)%
Net Assets, End of Period (in thousands)	$17,938	$12,809	$8,886	$8,501
Average Net Assets for the Period (in thousands)	$17,351	$11,337	$7,989	$7,978
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.80%	2.05%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.10%	1.17%	1.13%
Ratio of Net Investment Income/(Loss)	0.49%	0.51%	1.08%	1.96%
Portfolio Turnover Rate	60%	53%	34%	41%

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.00	$10.41	$11.45	$11.48	$9.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.01	0.09	0.06	0.01
Net realized and unrealized gain/(loss)	0.63(3)	1.66	(0.25)	0.22	2.14
Total from Investment Operations	0.67	1.67	(0.16)	0.28	2.15
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.04)	(0.04)	(0.10)
Distributions (from capital gains)	—	—	(0.84)	(0.27)	—
Total Dividends and Distributions	—	(0.08)	(0.88)	(0.31)	(0.10)
Net Asset Value, End of Period	$12.67	$12.00	$10.41	$11.45	$11.48
Total Return*	5.58%	16.13%	(0.55)%	2.37%	23.07%
Net Assets, End of Period (in thousands)	$581	$566	$481	$484	$472
Average Net Assets for the Period (in thousands)	$653	$502	$467	$501	$413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.18%	2.85%	2.98%	2.36%	2.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.47%	1.34%	1.58%	1.66%
Ratio of Net Investment Income/(Loss)	0.32%	0.11%	0.91%	0.52%	0.15%
Portfolio Turnover Rate	60%	53%	34%	41%	120%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.03	$10.41	$11.37	$11.42	$9.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.03	0.10	0.06	0.06
Net realized and unrealized gain/(loss)	0.60(2)	1.67	(0.21)	0.20	2.08
Total from Investment Operations	0.64	1.70	(0.11)	0.26	2.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.01)	(0.04)	(0.08)
Distributions (from capital gains)	—	—	(0.84)	(0.27)	—
Total Dividends and Distributions	—	(0.08)	(0.85)	(0.31)	(0.08)
Net Asset Value, End of Period	$12.67	$12.03	$10.41	$11.37	$11.42
Total Return*	5.32%	16.37%	(0.14)%	2.27%	23.18%
Net Assets, End of Period (in thousands)	$1,598	$1,641	$1,310	$1,032	$2,937
Average Net Assets for the Period (in thousands)	$2,205	$1,340	$1,210	$2,799	$756
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.92%	2.27%	2.53%	1.81%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.35%	1.40%	1.41%	1.55%
Ratio of Net Investment Income/(Loss)	0.29%	0.26%	0.98%	0.54%	0.55%
Portfolio Turnover Rate	60%	53%	34%	41%	120%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	21

Janus Henderson Asia Equity Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

22	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting

24	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Notes to Financial Statements

that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or

Janus Investment Fund	25

Janus Henderson Asia Equity Fund

Notes to Financial Statements

105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.92%, and the Fund’s benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.92%.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.11% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed

26	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Notes to Financial Statements

to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the

Janus Investment Fund	27

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period.

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $701.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2021.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	48
Class S Shares	97	2
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 843,441	$ -	$ (1,933,990)	$ -	$ -	$ (879)	$ 5,985,728

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,869,138)	$ (64,852)	$ (1,933,990)

During the year ended September 30, 2021, capital loss carryovers of $166,809 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 29,966,296	$ 7,389,411	$ (1,186,167)	$ 6,203,244

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,632	$ -	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 204,972	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (103,330)	$ 103,330

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	43,087	$ 599,145	28,257	$ 317,136
Reinvested dividends and distributions	-	-	523	5,801
Shares repurchased	(78,244)	(1,056,514)	(28,714)	(305,549)
Net Increase/(Decrease)	(35,157)	$ (457,369)	66	$ 17,388
Class C Shares:
Shares sold	1,945	$ 25,852	9,573	$ 101,995
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(5,140)	(70,397)	(19,056)	(188,655)
Net Increase/(Decrease)	(3,195)	$ (44,545)	(9,483)	$ (86,660)
Class D Shares:
Shares sold	1,194,283	$17,664,904	313,305	$ 3,347,247
Reinvested dividends and distributions	496	6,982	8,053	90,510
Shares repurchased	(984,038)	(14,194,228)	(497,727)	(5,191,043)
Net Increase/(Decrease)	210,741	$ 3,477,658	(176,369)	$(1,753,286)
Class I Shares:
Shares sold	143,947	$ 2,073,753	105,407	$ 1,183,755
Reinvested dividends and distributions	43	601	898	10,101
Shares repurchased	(146,639)	(1,969,449)	(182,914)	(1,893,655)
Net Increase/(Decrease)	(2,649)	$ 104,905	(76,609)	$ (699,799)
Class N Shares:
Shares sold	435,658	$ 6,193,228	421,761	$ 4,808,151
Reinvested dividends and distributions	1,628	22,900	7,306	82,050
Shares repurchased	(92,005)	(1,297,945)	(220,570)	(2,306,086)
Net Increase/(Decrease)	345,281	$ 4,918,183	208,497	$ 2,584,115
Class S Shares:
Shares sold	1,166	$ 15,296	578	$ 6,150
Reinvested dividends and distributions	-	-	348	3,865
Shares repurchased	(2,438)	(32,087)	(1)	(11)
Net Increase/(Decrease)	(1,272)	$ (16,791)	925	$ 10,004
Class T Shares:
Shares sold	190,991	$ 2,730,673	82,817	$ 859,403
Reinvested dividends and distributions	-	-	808	8,981
Shares repurchased	(201,299)	(2,737,282)	(73,041)	(730,217)
Net Increase/(Decrease)	(10,308)	$ (6,609)	10,584	$ 138,167

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$32,030,452	$ 23,896,052	$ -	$ -

Janus Investment Fund	31

Janus Henderson Asia Equity Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Asia Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Asia Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Foreign Taxes Paid	$101,337
Foreign Source Income	$691,852
Qualified Dividend Income Percentage	18%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

52	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	53

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

54	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	55

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Gillan 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Henderson Asia Equity Fund	6/17-Present	Head of Asia (ex-Japan) Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56	SEPTEMBER 30, 2021

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93036 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Balanced Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Janus Henderson Balanced Fund (unaudited)

FUND SNAPSHOT

 Balanced Fund’s dynamic asset allocation strategy has the flexibility to defensively position ahead of market volatility while seeking strong risk-adjusted returns. Unlike many competitor products, where asset allocations are constrained by static targets, the Fund’s asset allocations may vary between 35% to 65% equities depending on market conditions.

Jeremiah Buckley co-portfolio manager	Michael Keough co-portfolio manager	Greg Wilensky co-portfolio manager

PERFORMANCE

Janus Henderson Balanced Fund’s Class I Shares returned 16.77% for the 12-month period ended September 30, 2021. That compares with 30.00% for the Fund’s primary benchmark, the S&P 500® Index, and -0.90% for the Bloomberg U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500® Index and a 45% weighting in the Bloomberg U.S. Aggregate Bond Index, returned 15.35%.

INVESTMENT ENVIRONMENT

The period began with many economically damaging social distancing measures still in place to mitigate the spread of COVID-19. However, U.S. equity and credit markets continued to recover after bottoming out in March 2020 as significant monetary and fiscal stimulus supported markets and vaccine developments created optimism around the potential for an economic reopening. Indeed, vaccines were distributed at a faster-than-expected rate, contributing to strong economic growth. Equities finished the period with robust gains but performance across sectors varied significantly. Energy was the top-performing sector, benefiting from the strong rebound in oil prices. Financial stocks were aided by rising interest rates and a steeper yield curve. Traditionally defensive sectors such as utilities and consumer staples lagged.

Amid the economic recovery, the yield on the 10-year Treasury note ended September at 1.49%, up from 0.69% one year ago; the recovery, as is typical, brought both higher inflation expectations and the realization that the U.S. Federal Reserve (Fed) will reduce monetary stimulus and eventually increase policy rates. Corporate credit markets generated positive returns as spreads (yields over Treasuries) tightened with the improving economic outlook. High-yield corporates generated double-digit gains amid improving fundamentals, low default rates and investors’ continued search for yield. Treasury Inflation-Protected Securities (TIPS) also generated strong excess returns over Treasuries.

PERFORMANCE DISCUSSION

Our bullish outlook for equities amid the economic recovery – particularly relative to fixed income – led us to maintain an average equity weighting of over 63%. We had actively increased the equity portion of the Fund close to its 65% max limit early in the period, trimming the allocation as equity markets repeatedly hit all-time highs. With lingering inflationary risks and the potential for more hawkish monetary policy that merited close monitoring, we felt it prudent to close the period with approximately 64% in equities and 36% in fixed income.

Although the Fund’s equity allocation captured the bulk of the market’s upside, it ultimately underperformed the S&P 500 Index. Our sector allocations, including a zero weight in the strong-performing energy sector, weighed on relative results. Although oil prices have improved, disappointing returns on invested capital and a lack of control over supply have generally led us to avoid the industry. Stock selection in the financials and consumer discretionary sectors also weighed on results. At the security level, Mastercard was among the largest individual detractors. The company’s earnings were negatively affected by the weak environment for travel and disappointing international transaction volumes. Automotive insurance company Progressive also detracted on a relative basis. As the economy reopened and people began driving more frequently, Progressive had an uptick in loss rates that pressured the stock.

While the aforementioned names detracted, Morgan Stanley was a top contributor to relative performance. Strength in the company’s capital markets and investment banking businesses, including robust IPO (initial public offering) and debt issuance activity, supported earnings during the period. Digital-oriented companies continued to perform well, partially due to the pandemic-driven

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

acceleration in technological shifts. Semiconductor company Lam Research was another strong individual contributor. Demand forecasts for wafer fabrication equipment continued to increase with the proliferation of semiconductors across industries.

The fixed income allocation outperformed the Bloomberg U.S. Aggregate Bond Index. Our favorable view on the U.S. economy and belief that the Fed was likely to remain accommodative led us to maintain the Fund’s overweight exposure to corporate bonds and securitized credit and our underweight exposure to U.S. Treasuries and MBS. We established a position in TIPS early in the period on our belief that inflation and inflation expectations would rise.

As the period progressed and credit spreads narrowed, we significantly reduced exposure to corporate credit, primarily in the investment-grade market given our view that high-yield corporate bonds should continue to outperform their investment-grade counterparts on a risk-adjusted basis. Within high yield, our holdings focused on companies that we believed have the potential to be “rising stars” – securities that could see sufficient rating improvement to push them into the investment-grade market. In securitized assets, we maintained the Fund’s underweight exposure to MBS but added to commercial mortgage-backed securities (CMBS) and asset backed securities (ABS) on the belief that these asset classes would continue to provide diversification and attractive opportunities in certain subsectors. As inflation expectations meaningfully increased during the year, we trimmed our TIPS positions.

Our asset allocation decisions proved to be positive contributors. The Fund’s positioning in corporate credit, including the out-of-index allocation to high-yield corporate bonds, was particularly beneficial as was our exposure to TIPS, which materially outperformed Treasuries. The Fund’s MBS underweight also contributed given the asset class underperformed other credit sectors. Gains were partially offset by the Fund’s duration (a measure of sensitivity to interest rate risk) and curve positioning, with our long-U.S. Treasury holdings being heavily impacted as the curve steepened intra-period. The Fund’s lack of exposure to government-related securities was another modest detractor.

OUTLOOK

We maintain a constructive outlook for equity markets and the potential for capital appreciation through future corporate earnings growth. A high level of consumer savings, the appreciation in asset levels, and stronger employment growth should continue to drive strong consumer spending in the upcoming quarters. Increased vaccination rates, the development of additional medical advancements to treat COVID-19 and overall moderation of the Delta variant should gradually result in more people rejoining the workforce and help alleviate current supply chain constraints. Travel, both business and leisure, should also benefit from these developments. We expect the shift toward a more digital economy to continue to result in large productivity gains for companies that will help offset cost inflation and improve margins over time.

However, we are monitoring an array of risks that could negatively affect our outlook for equities. Supply chain disruptions and labor shortages have persisted for longer than we and most investors expected. This coupled with the potential for continued elevation in energy and raw materials prices may lead to overall inflation that could result in more hawkish monetary policy. We are also monitoring the impact of inflation on consumer confidence and spending/savings rates. Lastly, political developments around the infrastructure bill, debt ceiling and tax reform require a watchful eye to determine whether our current positioning could need adjustment.

In the Fund’s fixed income allocation, we are increasingly mindful that credit spreads remain near historical lows while risks have begun to emerge. Whether because of a slowing Chinese economy, a policy mistake in the pace of tapering, political wrangling over the debt ceiling, or other political surprises, the return gained from low corporate bond spreads for the risk taken is less compelling in the current environment. In terms of rates, yields will need to rise over time, in our view; however, we recognize that favorable technical factors remain, including strong foreign demand, that should keep the pace of that rise in check, even as the Fed looks to start normalizing interest rates in late 2022 or early 2023. While our outlook for absolute fixed income returns is negatively impacted by our expectation of moderately higher Treasury yields and spreads that are likely to move generally sideways, we continue to see ample opportunity to generate relative returns by identifying individual sectors and industries as well as individual issuers and securities that we believe offer more compelling risk-adjusted return opportunities.

As always, we will dynamically adjust each of the equity and fixed income allocations, as well as the Fund’s overall mix between equities and fixed income, as we analyze the risks and opportunities in each market.

2	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund (unaudited)

Thank you for investing in Janus Henderson Balanced Fund.

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Morgan Stanley	1.96%	0.82%	Mastercard Inc	3.75%	-0.85%
Lam Research Corp	2.51%	0.79%	Progressive Corp	1.82%	-0.56%
Alphabet Inc - Class C	5.08%	0.47%	Merck & Co Inc	1.73%	-0.52%
Eli Lilly & Co	1.95%	0.40%	Dollar General Corp	1.50%	-0.40%
American Express Co	1.46%	0.37%	McDonald's Corp	2.16%	-0.34%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Communication Services	0.75%	9.85%	11.04%
	Utilities	0.58%	0.08%	2.68%
	Consumer Staples	0.39%	6.50%	6.20%
	Health Care	0.18%	15.33%	13.36%
	Real Estate	0.15%	0.89%	2.53%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Financials	-1.40%	9.53%	10.95%
	Consumer Discretionary	-1.39%	16.67%	12.16%
	Energy	-1.06%	0.00%	2.56%
	Information Technology	-0.66%	32.21%	27.37%
	Materials	0.01%	0.72%	2.65%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.3%
Alphabet Inc - Class C
Interactive Media & Services	3.8%
Apple Inc
Technology Hardware, Storage & Peripherals	3.4%
Amazon.com Inc
Internet & Direct Marketing Retail	2.8%
Mastercard Inc
Information Technology Services	2.2%
17.5%

Asset Allocation - (% of Net Assets)
Common Stocks	63.7%
Corporate Bonds	12.3%
United States Treasury Notes/Bonds	10.4%
Asset-Backed/Commercial Mortgage-Backed Securities	6.1%
Mortgage-Backed Securities	4.9%
Investment Companies	4.5%
Inflation-Indexed Bonds	0.9%
Bank Loans and Mezzanine Loans	0.8%
Preferred Stocks	0.0%
Other	(3.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

Janus Investment Fund	5

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	16.49%	13.10%	11.49%	10.00%	0.90%
Class A Shares at MOP	9.79%	11.77%	10.84%	9.78%
Class C Shares at NAV	15.67%	12.33%	10.71%	9.31%	1.64%
Class C Shares at CDSC	14.67%	12.33%	10.71%	9.31%
Class D Shares	16.71%	13.34%	11.73%	10.11%	0.71%
Class I Shares	16.77%	13.42%	11.81%	10.14%	0.65%
Class N Shares	16.87%	13.49%	11.87%	10.15%	0.57%
Class R Shares	15.99%	12.65%	11.06%	9.61%	1.32%
Class S Shares	16.26%	12.93%	11.34%	9.84%	1.07%
Class T Shares	16.58%	13.23%	11.62%	10.06%	0.82%
S&P 500 Index	30.00%	16.90%	16.63%	10.54%
Bloomberg U.S. Aggregate Bond Index	-0.90%	2.94%	3.01%	5.24%
Balanced Index	15.35%	10.74%	10.56%	8.43%
Morningstar Quartile - Class T Shares	4th	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	555/704	33/655	39/542	14/187

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

6	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund (unaudited)

Performance

non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective April 3, 2021, Jeremiah Buckley, Michael Keough and Greg Wilensky are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,070.80	$4.57	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	$1,000.00	$1,067.10	$8.34	$1,000.00	$1,017.00	$8.14	1.61%
Class D Shares	$1,000.00	$1,072.00	$3.64	$1,000.00	$1,021.56	$3.55	0.70%
Class I Shares	$1,000.00	$1,072.10	$3.32	$1,000.00	$1,021.86	$3.24	0.64%
Class N Shares	$1,000.00	$1,072.70	$2.96	$1,000.00	$1,022.21	$2.89	0.57%
Class R Shares	$1,000.00	$1,068.50	$6.84	$1,000.00	$1,018.45	$6.68	1.32%
Class S Shares	$1,000.00	$1,069.80	$5.55	$1,000.00	$1,019.70	$5.42	1.07%
Class T Shares	$1,000.00	$1,071.30	$4.21	$1,000.00	$1,021.01	$4.10	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 6.1%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9638%, 9/15/34 (144A)‡	$11,417,538	$11,417,570
Affirm Asset Securitization Trust 2021-B A, 1.0300%, 8/17/26 (144A)	12,148,000	12,161,206
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	4,453,250	4,456,158
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	3,673,911	3,682,956
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	6,795,956	6,867,774
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	8,557,000	8,543,056
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	22,020,570	22,789,559
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	4,125,378	4,713,166
Bank 2019-BN17, 3.7140%, 4/15/52	9,215,976	10,288,980
Bank 2019-BN18, 3.5840%, 5/15/62	15,686,824	17,400,935
Bank 2019-BN20, 3.0110%, 9/15/62	7,541,395	8,084,640
Bank 2019-BN23, 2.9200%, 12/15/52	13,566,507	14,460,377
Bank 2019-BNK24, 2.9600%, 11/15/62	3,184,800	3,404,973
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	8,386,000	9,430,601
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9338%, 8/15/36 (144A)‡	7,553,000	7,553,070
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	8,236,000	8,651,585
BVRT Financing Trust, 1.8451%, 7/10/32‡	257,763	258,085
BVRT Financing Trust 2021-1F M1, 1.6000%, 7/1/33‡	3,304,757	3,305,179
BVRT Financing Trust 2021-2F M1, 1.6000%, 1/10/32‡	1,850,053	1,849,683
BVRT Financing Trust 2021-CRT1 M2, 2.3348%, 1/10/33‡	11,141,049	11,205,076
BVRT Financing Trust 2021-CRT2 M1, 1.8348%, 11/10/32‡	4,321,972	4,321,972
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.8340%, 11/15/35 (144A)‡	4,004,871	4,006,064
BX Commercial Mortgage Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	8,223,000	8,780,416
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	4,134,000	4,496,346
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	8,218,000	8,841,525
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.0040%, 10/15/36 (144A)‡	14,757,279	14,775,542
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.1640%, 10/15/36 (144A)‡	2,297,540	2,299,143
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.0840%, 11/15/32 (144A)‡	25,444,272	25,468,349
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4340%, 11/15/32 (144A)‡	4,506,902	4,509,134
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6340%, 11/15/32 (144A)‡	4,013,100	4,015,300
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8840%, 2/15/36 (144A)‡	16,583,000	16,590,910
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8840%, 2/15/36 (144A)‡	18,857,000	18,896,231
BX Commercial Mortgage Trust 2021-VOLT A,
ICE LIBOR USD 1 Month + 0.7000%, 0%, 9/15/36 (144A)‡	7,793,000	7,798,215
BX Commercial Mortgage Trust 2021-VOLT B,
ICE LIBOR USD 1 Month + 0.9500%, 0%, 9/15/36 (144A)‡	15,945,000	15,958,450
BX Commercial Mortgage Trust 2021-VOLT D,
ICE LIBOR USD 1 Month + 1.6500%, 0%, 9/15/36 (144A)‡	16,692,000	16,714,903
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,190,000	4,547,240
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	16,738,363	16,827,957
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	6,320,753	6,332,423
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	7,461,808	7,471,467
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	16,448,000	16,463,058
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 1.2500%, 2/25/50 (144A)‡	23,198,882	23,211,294
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	13,992,046	13,980,229

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9838%, 11/15/37 (144A)‡	$24,568,865	$24,612,191
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.3838%, 11/15/37 (144A)‡	10,924,957	10,933,867
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7338%, 11/15/37 (144A)‡	10,966,242	10,977,547
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	3,040,248	3,055,803
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	3,100,846	3,109,585
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 4.9860%, 11/25/24‡	1,043,617	1,082,598
Connecticut Avenue Securities Trust 2015-C01 1M2,
ICE LIBOR USD 1 Month + 4.3000%, 4.3860%, 2/25/25‡	8,349,796	8,493,315
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 5.9860%, 10/25/28‡	2,298,218	2,402,738
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3360%, 1/25/29‡	5,703,948	5,929,657
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3360%, 4/25/29‡	7,124,183	7,379,717
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6360%, 7/25/29‡	7,865,716	8,092,740
Connecticut Avenue Securities Trust 2017-C06 1M2,
ICE LIBOR USD 1 Month + 2.6500%, 2.7360%, 2/25/30‡	5,952,549	6,055,231
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.4860%, 4/25/31 (144A)‡	5,603,078	5,629,938
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.3860%, 8/25/31 (144A)‡	3,044,878	3,064,986
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2360%, 9/25/31 (144A)‡	4,375,058	4,399,877
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.1860%, 6/25/39 (144A)‡	3,808,193	3,814,133
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.0860%, 7/25/39 (144A)‡	3,219,077	3,227,003
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.1860%, 10/25/39 (144A)‡	5,275,239	5,298,847
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.0860%, 1/25/40 (144A)‡	11,346,340	11,386,167
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0138%, 11/15/36 (144A)‡	9,655,820	9,668,916
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0640%, 5/15/36 (144A)‡	28,757,000	28,807,182
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5140%, 5/15/36 (144A)‡	5,508,000	5,514,066
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	8,316,000	8,307,835
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
ICE LIBOR USD 1 Month + 3.9693%, 4.0531%, 4/15/23 (144A)‡	14,652,850	14,653,064
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	5,331,200	5,786,085
DB Master Finance LLC 2019-1A A2I, 3.7870%, 5/20/49 (144A)	6,674,780	6,700,957
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	3,740,660	3,910,991
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	17,354,000	17,110,792
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	3,133,355	3,359,672
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	11,750,718	12,164,594
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	7,308,338	7,895,504
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	22,782,065	24,557,112
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	11,239,000	11,255,219
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	9,811,000	9,904,260
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	422,704	424,831
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	8,200,000	8,658,974
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	3,548,000	3,554,681

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	$11,355,000	$11,355,679
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 1.1640%, 7/15/38 (144A)‡	21,406,634	21,463,502
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 1.4640%, 7/15/38 (144A)‡	5,823,703	5,849,057
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.0860%, 7/25/25‡	5,494,768	5,649,368
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.7860%, 4/25/28‡	4,778,642	5,044,654
Fannie Mae REMICS, 3.0000%, 5/25/48	10,842,423	11,459,087
Fannie Mae REMICS, 3.0000%, 11/25/49	15,210,628	16,044,262
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6344%, 7/25/28‡	5,431,599	5,693,750
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M2,
ICE LIBOR USD 1 Month + 1.3500%, 1.4360%, 3/25/29‡	57,011	57,011
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M1,
ICE LIBOR USD 1 Month + 0.7500%, 0.8360%, 3/25/30‡	40,804	40,804
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0360%, 10/25/49 (144A)‡	1,821,954	1,828,798
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0500%, 12/25/50 (144A)‡	17,081,000	17,211,999
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA2 M2,
ICE LIBOR USD 1 Month + 3.1000%, 3.1860%, 3/25/50 (144A)‡	9,188,499	9,316,649
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2360%, 9/25/50 (144A)‡	4,980,409	5,009,481
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6500%, 11/25/50 (144A)‡	27,605,000	27,948,124
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3500%, 8/25/33 (144A)‡	6,224,000	6,375,709
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.3000%, 8/25/33 (144A)‡	23,429,000	23,688,819
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1180%, 12/15/36 (144A)‡	3,938,000	3,945,606
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4180%, 12/15/36 (144A)‡	4,405,000	4,405,401
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7170%, 12/15/36 (144A)‡	4,900,000	4,892,896
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	5,798,165	6,606,299
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	9,673,931	10,897,173
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	8,130,000	8,643,829
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	11,479,000	11,755,784
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	10,797,609	11,827,055
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	11,899,508	12,024,440
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	22,393,778	23,563,319
JP Morgan Mortgage Trust 2021-11 A11,
US 30 Day Average SOFR + 0.8500%, 0.9000%, 1/25/52 (144A)‡	12,987,345	12,992,852
JP Morgan Mortgage Trust 2021-12 A11,
US 30 Day Average SOFR + 0.8500%, 0.9000%, 2/25/52 (144A)‡	8,129,000	8,128,999
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.7840%, 3/15/38 (144A)‡	31,098,000	31,141,464
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.1840%, 3/15/38 (144A)‡	15,381,000	15,395,949
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 1.0000%, 8/25/51 (144A)‡	12,544,459	12,544,453
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 1.0000%, 10/25/51 (144A)‡	15,439,000	15,438,998
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	14,022,000	14,066,001
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.8847%, 4/15/38 (144A)‡	32,472,249	32,503,498

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4347%, 4/15/38 (144A)‡	$15,653,295	$15,675,279
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	10,052,000	10,598,967
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	5,254,084	5,758,231
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	8,173,000	8,916,081
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	8,398,928	9,574,503
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	12,532,337	14,445,869
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 1.5860%, 3/8/22 (144A)‡	27,016,000	27,041,211
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	2,150,548	2,313,184
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1500%, 3/15/29 (144A)‡	13,345,000	13,423,305
Newday Funding Master Issuer PLC 2021-2A A2, 1.0000%, 7/15/29 (144A)	7,558,000	7,576,171
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	6,068,561	6,132,883
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	13,479,573	13,527,606
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	13,382,648	13,600,296
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	1,805,000	1,817,210
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	1,842,000	1,856,071
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	9,610,760	9,610,760
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	11,913,795	12,334,266
Preston Ridge Partners Mortgage Trust 2020-3, 2.8570%, 9/25/25 (144A)Ç	18,281,949	18,413,357
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	12,164,197	12,200,525
Preston Ridge Partners Mortgage Trust 2020-5 A1, 3.1040%, 11/25/25 (144A)Ç	6,149,916	6,172,618
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	27,434,000	27,795,267
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	3,116,804	3,185,157
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	1,473,227	1,504,512
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	829,513	992,939
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	3,693,227	3,722,468
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	5,435,690	5,500,748
Taco Bell Funding LLC 2016-1A A23, 4.9700%, 5/25/46 (144A)	8,187,583	8,688,461
Taco Bell Funding LLC 2018-1A A2II, 4.9400%, 11/25/48 (144A)	13,419,528	14,961,993
Taco Bell Funding LLC 2021-1A A2I, 1.9460%, 8/25/51 (144A)	13,251,000	13,213,814
Taco Bell Funding LLC 2021-1A A2II, 2.2940%, 8/25/51 (144A)	16,111,000	16,044,238
Tesla Auto Lease Trust 2021-B A3, 0.6000%, 9/22/25 (144A)	8,570,000	8,558,795
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	4,395,000	4,386,446
Theorem Funding Trust 2021-1A A, 1.2100%, 12/15/27 (144A)	14,330,043	14,347,828
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 0.9500%, 8/25/51 (144A)‡	14,797,073	14,797,068
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	14,598,000	14,595,461
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	26,390,000	26,284,259
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	11,511,000	11,401,917
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9840%, 7/15/39 (144A)‡	8,418,000	8,377,182
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	5,816,927	5,830,198
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2340%, 2/15/40 (144A)‡	8,375,727	8,422,817
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	1,196,388	1,263,311
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	7,063,688	7,469,641
Wendy's Funding LLC 2021-1A A2I, 2.3700%, 6/15/51 (144A)	7,300,703	7,369,342
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51 (144A)	12,974,483	13,212,857
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	12,457,000	12,876,910
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	13,266,335	13,716,934
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 0.8500%, 7/25/51 (144A)‡	11,825,625	11,850,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	$13,671,000	$13,894,908
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,630,118,126)		1,648,077,067
Bank Loans and Mezzanine Loans– 0.8%
Basic Industry – 0.2%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	16,155,510	16,131,923
Diamond BC BV, ICE LIBOR USD 1 Month + 3.0000%, 3.5000%, 9/17/28ƒ,‡	27,566,000	27,585,021
		43,716,944
Capital Goods – 0.2%
Madison IAQ LLC, ICE LIBOR USD 3 Month + 3.2500%, 3.7500%, 6/21/28ƒ,‡	36,508,810	36,496,582
Standard Industries Inc,
ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 9/22/28ƒ,‡	20,148,101	20,158,981
		56,655,563
Consumer Non-Cyclical – 0.4%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8324%, 8/1/27‡	34,143,628	33,704,541
ICON Luxembourg Sarl, ICE LIBOR USD 3 Month + 2.5000%, 3.0000%, 7/3/28‡	32,935,653	33,040,718
Indigo Merger Sub Inc, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 7/3/28‡	8,226,556	8,252,799
Mozart Borrower LP, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 9/30/28ƒ,‡	38,083,917	37,963,715
		112,961,773
Total Bank Loans and Mezzanine Loans (cost $213,151,517)		213,334,280
Corporate Bonds– 12.3%
Banking – 2.8%
Ally Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.8680%, 4.7000%‡,µ	19,870,000	20,681,690
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	26,557,000	29,185,306
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	11,944,000	13,283,655
Bank of America Corp, SOFR + 1.0600%, 2.0870%, 6/14/29‡	25,438,000	25,397,174
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	51,219,000	52,275,545
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	21,700,000	23,870,000
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	7,250,000	7,458,438
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	31,297,000	34,348,458
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	28,115,000	27,263,639
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	36,115,000	39,908,143
Citigroup Inc, SOFR + 3.9140%, 4.4120%, 3/31/31‡	24,901,000	28,752,125
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	12,745,000	13,286,663
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	8,824,000	9,099,750
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	8,361,000	9,123,941
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	2,012,000	2,171,954
First Republic Bank/CA, 4.6250%, 2/13/47	5,767,000	7,282,793
Goldman Sachs Group Inc, 3.5000%, 4/1/25	39,166,000	42,107,496
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	6,037,000	6,399,220
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	9,471,000	9,741,505
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	24,028,000	26,517,121
JPMorgan Chase & Co, SOFR + 0.8850%, 1.5780%, 4/22/27‡	23,734,000	23,782,133
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	22,144,000	23,037,684
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	7,243,000	7,559,881
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	7,646,000	7,818,035
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	24,836,000	25,643,262
Morgan Stanley, 4.3500%, 9/8/26	14,618,000	16,499,477
Morgan Stanley, 3.9500%, 4/23/27	22,247,000	24,741,055
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	11,537,000	11,571,323
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	20,010,000	19,057,315
Morgan Stanley, SOFR + 1.1780%, 2.2390%, 7/21/32‡	31,595,000	31,051,162
Morgan Stanley, SOFR + 1.3600%, 2.4840%, 9/16/36‡	38,024,000	37,215,100
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	28,726,000	29,069,576
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 2.3500%, 3.0320%, 11/28/35‡	19,908,000	19,934,411

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
SVB Financial Group, 1.8000%, 2/2/31	$10,392,000	$9,972,009
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	23,100,000	23,742,180
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	19,870,000	19,456,009
		758,305,228
Basic Industry – 0.3%
Allegheny Technologies Inc, 5.8750%, 12/1/27	14,411,000	15,239,633
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	27,737,000	26,974,233
CF Industries Inc, 5.1500%, 3/15/34	1,318,000	1,612,283
CF Industries Inc, 4.9500%, 6/1/43	12,745,000	15,358,490
CF Industries Inc, 5.3750%, 3/15/44	2,853,000	3,621,427
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	20,844,000	21,052,440
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	7,932,000	8,328,431
		92,186,937
Brokerage – 0.3%
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	13,232,000	13,648,808
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	55,634,000	61,823,283
		75,472,091
Capital Goods – 0.4%
Boeing Co, 4.8750%, 5/1/25	6,955,000	7,740,297
Boeing Co, 2.1960%, 2/4/26	7,195,000	7,248,040
Boeing Co, 3.2500%, 2/1/28	7,676,000	8,108,063
Boeing Co, 3.6250%, 2/1/31	16,464,000	17,624,854
Boeing Co, 3.9500%, 8/1/59	10,029,000	10,292,737
General Dynamics Corp, 3.5000%, 4/1/27	7,372,000	8,147,590
TransDigm Inc, 4.6250%, 1/15/29 (144A)	34,533,000	34,403,501
Wabtec Corp, 4.9500%, 9/15/28	10,958,000	12,611,562
		106,176,644
Communications – 1.2%
AT&T Inc, 3.8000%, 12/1/57	13,125,000	13,407,870
AT&T Inc, 3.6500%, 9/15/59	2,171,000	2,164,320
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	23,726,000	24,137,646
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	36,397,000	37,488,910
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	29,844,000	29,313,075
CenturyLink Inc, 5.8000%, 3/15/22	5,493,000	5,597,367
Charter Communications Operating LLC / Charter Communications Operating
Capital, 2.8000%, 4/1/31	16,387,000	16,424,016
Charter Communications Operating LLC / Charter Communications Operating
Capital, 6.4840%, 10/23/45	3,584,000	4,872,736
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.3750%, 5/1/47	6,355,000	7,608,814
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.8000%, 3/1/50	9,331,000	10,471,297
Comcast Corp, 3.7500%, 4/1/40	6,795,000	7,634,346
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	20,573,000	20,187,256
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	24,137,000	22,881,273
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	14,413,000	13,404,090
CSC Holdings LLC, 5.0000%, 11/15/31 (144A)	9,878,000	9,467,569
Fox Corp, 4.0300%, 1/25/24	8,690,000	9,323,832
GCI LLC, 4.7500%, 10/15/28 (144A)	34,870,000	36,606,592
Sirius XM Radio Inc, 3.1250%, 9/1/26 (144A)	2,859,000	2,898,311
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	24,860,000	24,975,288
Sirius XM Radio Inc, 3.8750%, 9/1/31 (144A)	7,939,000	7,755,411
T-Mobile USA Inc, 3.5000%, 4/15/25	11,535,000	12,426,740
T-Mobile USA Inc, 3.7500%, 4/15/27	15,959,000	17,581,882
		336,628,641

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Cyclical – 0.8%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	$38,190,000	$37,808,100
Choice Hotels International Inc, 3.7000%, 12/1/29	15,441,000	16,423,974
Choice Hotels International Inc, 3.7000%, 1/15/31	4,553,000	4,909,545
Dollar General Corp, 4.1250%, 4/3/50	11,279,000	13,197,926
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	21,286,000	22,065,515
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	4,305,000	4,800,419
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	9,419,000	10,708,932
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	1,226,000	1,433,391
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	17,234,000	18,506,214
GoDaddy Operating Co LLC / GD Finance Co Inc, 3.5000%, 3/1/29 (144A)	27,681,000	27,438,791
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	8,909,000	9,856,205
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	31,092,000	32,272,252
MGM Resorts International, 7.7500%, 3/15/22	1,808,000	1,857,720
Nordstrom Inc, 4.3750%, 4/1/30	14,607,000	14,935,444
		216,214,428
Consumer Non-Cyclical – 2.3%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	16,716,000	20,547,555
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	25,501,000	26,807,926
Brunswick Corp, 2.4000%, 8/18/31	17,370,000	16,794,705
CVS Health Corp, 5.0500%, 3/25/48	9,216,000	11,862,856
DaVita Inc, 4.6250%, 6/1/30 (144A)	16,068,000	16,527,718
DaVita Inc, 3.7500%, 2/15/31 (144A)	24,911,000	24,257,086
Diageo Capital PLC, 1.3750%, 9/29/25	11,362,000	11,490,494
Diageo Capital PLC, 2.0000%, 4/29/30	10,703,000	10,661,501
Diageo Capital PLC, 2.1250%, 4/29/32	8,585,000	8,536,561
Elanco Animal Health Inc, 5.2720%, 8/28/23	19,872,000	21,178,187
Hasbro Inc, 3.9000%, 11/19/29	25,055,000	27,674,735
Hasbro Inc, 6.3500%, 3/15/40	7,010,000	9,688,856
Hasbro Inc, 5.1000%, 5/15/44	7,241,000	8,747,194
HCA Inc, 4.7500%, 5/1/23	14,385,000	15,284,513
HCA Inc, 5.3750%, 2/1/25	7,877,000	8,802,548
HCA Inc, 5.8750%, 2/15/26	4,146,000	4,752,353
HCA Inc, 5.3750%, 9/1/26	3,180,000	3,638,397
HCA Inc, 5.6250%, 9/1/28	9,208,000	10,954,758
HCA Inc, 5.8750%, 2/1/29	6,941,000	8,340,913
HCA Inc, 3.5000%, 9/1/30	36,308,000	38,464,332
HCA Inc, 5.5000%, 6/15/47	3,767,000	4,884,876
HCA Inc, 5.2500%, 6/15/49	5,651,000	7,212,650
HCA Inc, 3.5000%, 7/15/51	18,689,000	18,526,090
HCRX Investments HoldCo LP, 4.5000%, 8/1/29 (144A)	27,765,000	27,903,825
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	13,258,000	13,506,720
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	9,344,000	10,126,653
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	26,108,000	29,175,690
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	19,216,000	21,372,420
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	12,464,000	12,969,166
Kraft Heinz Foods Co, 3.8750%, 5/15/27	16,720,000	18,256,781
Kraft Heinz Foods Co, 5.0000%, 6/4/42	10,468,000	12,837,326
Kraft Heinz Foods Co, 4.3750%, 6/1/46	3,013,000	3,428,251
Kraft Heinz Foods Co, 4.8750%, 10/1/49	7,044,000	8,573,217
Mondelez International Inc, 2.7500%, 4/13/30	2,574,000	2,693,256
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	21,472,000	21,901,440
Performance Food Group Inc, 4.2500%, 8/1/29 (144A)	31,490,000	31,568,725
Pilgrim's Pride Corp, 3.5000%, 3/1/32 (144A)	21,555,000	21,918,741
Royalty Pharma PLC, 2.1500%, 9/2/31	15,715,000	15,132,489
Royalty Pharma PLC, 3.5500%, 9/2/50	14,211,000	13,959,884

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Royalty Pharma PLC, 3.3500%, 9/2/51	$7,880,000	$7,465,876
		608,427,264
Electric – 0.3%
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	16,995,000	16,979,517
NRG Energy Inc, 6.6250%, 1/15/27	12,875,000	13,337,856
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	17,426,000	17,198,242
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	19,673,000	19,323,804
Pacific Gas and Electric Co, 3.0000%, 6/15/28	20,004,000	20,356,202
		87,195,621
Energy – 0.5%
Cheniere Energy Inc, 4.6250%, 10/15/28	22,434,000	23,639,828
Cheniere Energy Partners LP, 4.0000%, 3/1/31 (144A)	12,892,000	13,500,502
Cheniere Energy Partners LP, 3.2500%, 1/31/32 (144A)	16,346,000	16,399,942
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	20,039,000	24,222,141
Energy Transfer Operating LP, 4.9500%, 6/15/28	626,000	718,247
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	23,398,000	24,440,381
Hess Midstream Operations LP, 4.2500%, 2/15/30 (144A)	5,896,000	5,962,330
ONEOK Inc, 6.3500%, 1/15/31	12,183,000	15,596,553
ONEOK Inc, 7.1500%, 1/15/51	3,182,000	4,606,214
		129,086,138
Finance Companies – 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	18,600,000	20,738,864
Air Lease Corp, 1.8750%, 8/15/26	17,148,000	17,088,123
Air Lease Corp, 3.0000%, 2/1/30	8,657,000	8,784,308
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	30,997,000	37,198,020
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	16,110,000	16,291,238
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	23,547,000	23,753,036
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
2.8750%, 10/15/26 (144A)	19,212,000	18,773,966
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc,
4.0000%, 10/15/33 (144A)	19,651,000	19,503,618
		162,131,173
Industrial Conglomerates – 0.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.4460%‡,µ	19,443,000	19,029,836
Insurance – 0.8%
Athene Global Funding, 1.7300%, 10/2/26 (144A)	33,310,000	33,291,770
Athene Global Funding, 2.6460%, 10/4/31 (144A)	32,528,000	32,563,678
Brown & Brown Inc, 4.5000%, 3/15/29	9,048,000	10,357,907
Brown & Brown Inc, 2.3750%, 3/15/31	3,481,000	3,470,249
Centene Corp, 4.2500%, 12/15/27	19,545,000	20,456,774
Centene Corp, 2.4500%, 7/15/28	16,998,000	17,082,990
Centene Corp, 3.0000%, 10/15/30	18,048,000	18,499,200
Centene Corp, 2.5000%, 3/1/31	5,672,000	5,594,010
Centene Corp, 2.6250%, 8/1/31	7,539,000	7,488,036
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	48,521,000	50,480,278
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	27,945,000	29,124,090
		228,408,982
Real Estate Investment Trusts (REITs) – 0.4%
Agree LP, 2.0000%, 6/15/28	11,528,000	11,429,778
Agree LP, 2.9000%, 10/1/30	7,437,000	7,682,825
Agree LP, 2.6000%, 6/15/33	8,647,000	8,552,096
Invitation Homes Inc, 2.0000%, 8/15/31	19,425,000	18,655,248
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	21,744,000	22,178,880
Rexford Industrial Realty Inc, 2.1500%, 9/1/31	22,753,000	21,927,241
Sun Communities Inc, 2.7000%, 7/15/31	21,657,000	21,884,012
		112,310,080

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology – 1.4%
Analog Devices Inc, 2.9500%, 4/1/25	$10,074,000	$10,746,091
Broadcom Inc, 4.1500%, 11/15/30	19,353,000	21,442,594
Broadcom Inc, 4.3000%, 11/15/32	14,848,000	16,639,165
Broadcom Inc, 3.4190%, 4/15/33 (144A)	18,027,000	18,661,040
Broadcom Inc, 3.4690%, 4/15/34 (144A)	28,381,000	29,224,965
Broadridge Financial Solutions Inc, 2.6000%, 5/1/31	18,986,000	19,271,810
Equinix Inc, 2.1500%, 7/15/30	9,552,000	9,367,521
Marvell Technology Inc, 1.6500%, 4/15/26 (144A)	13,225,000	13,245,199
Marvell Technology Inc, 4.8750%, 6/22/28 (144A)	14,717,000	16,999,437
Microchip Technology Inc, 2.6700%, 9/1/23	23,076,000	23,925,036
MSCI Inc, 4.0000%, 11/15/29 (144A)	1,532,000	1,621,928
MSCI Inc, 3.6250%, 9/1/30 (144A)	25,762,000	26,631,468
MSCI Inc, 3.8750%, 2/15/31 (144A)	21,571,000	22,622,586
PayPal Holdings Inc, 1.6500%, 6/1/25	8,019,000	8,217,463
Seagate HDD Cayman, 4.8750%, 6/1/27	744,000	837,149
Seagate HDD Cayman, 4.0910%, 6/1/29	8,263,000	8,676,150
Seagate HDD Cayman, 3.1250%, 7/15/29 (144A)	3,463,000	3,349,067
Seagate HDD Cayman, 4.1250%, 1/15/31	18,902,000	19,705,335
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	17,563,000	17,336,086
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	11,146,000	10,818,542
Skyworks Solutions Inc, 3.0000%, 6/1/31	5,587,000	5,711,795
Total System Services Inc, 4.8000%, 4/1/26	11,686,000	13,237,618
Trimble Inc, 4.7500%, 12/1/24	18,923,000	20,934,189
Trimble Inc, 4.9000%, 6/15/28	11,312,000	13,080,068
TSMC Global Ltd, 1.7500%, 4/23/28 (144A)	23,389,000	23,094,414
		375,396,716
Transportation – 0.1%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	14,940,000	14,825,709
GXO Logistics inc, 2.6500%, 7/15/31 (144A)	9,883,000	9,819,798
		24,645,507
Total Corporate Bonds (cost $3,234,822,717)		3,331,615,286
Inflation-Indexed Bonds– 0.9%
United States Treasury Inflation Indexed Bonds, 0.6250%, 4/15/23ÇÇ	191,182,768	200,044,886
United States Treasury Inflation Indexed Bonds, 0.1250%, 1/15/31ÇÇ	44,897,608	49,273,371
Total Inflation-Indexed Bonds (cost $248,688,437)		249,318,257
Mortgage-Backed Securities– 4.9%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	4,361,241	4,403,501
2.0000%, TBA, 15 Year Maturity	33,789,159	34,792,697
2.5000%, TBA, 15 Year Maturity	28,461,400	29,653,648
2.0000%, TBA, 30 Year Maturity	179,555,940	179,988,670
2.5000%, TBA, 30 Year Maturity	193,625,645	199,600,932
3.5000%, TBA, 30 Year Maturity	73,370,400	77,625,149
		526,064,597
Fannie Mae Pool:
7.5000%, 7/1/28	47,164	53,489
3.0000%, 10/1/34	1,881,728	1,997,976
2.5000%, 11/1/34	1,301,826	1,368,918
3.0000%, 11/1/34	670,147	715,838
3.0000%, 12/1/34	781,599	833,403
6.0000%, 2/1/37	279,978	327,595
4.5000%, 11/1/42	1,552,113	1,731,446
3.0000%, 1/1/43	838,011	893,234
3.0000%, 2/1/43	216,665	231,046
3.0000%, 5/1/43	8,245,440	8,717,168
3.0000%, 5/1/43	1,916,088	2,044,371
5.0000%, 7/1/44	187,535	211,022
4.5000%, 10/1/44	3,968,517	4,472,603

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 3/1/45	$5,826,138	$6,566,182
4.5000%, 6/1/45	3,200,636	3,570,489
3.5000%, 12/1/45	1,883,519	2,020,483
3.0000%, 1/1/46	295,908	313,274
4.5000%, 2/1/46	6,982,044	7,788,761
3.5000%, 7/1/46	3,729,218	4,059,204
3.0000%, 9/1/46	19,375,124	20,667,216
3.0000%, 2/1/47	55,581,163	59,365,685
3.0000%, 3/1/47	6,705,425	7,148,670
3.5000%, 3/1/47	1,615,356	1,732,820
3.5000%, 7/1/47	1,405,307	1,507,497
3.5000%, 8/1/47	1,335,090	1,420,412
3.5000%, 8/1/47	1,173,302	1,296,657
3.5000%, 12/1/47	603,961	667,458
3.5000%, 12/1/47	335,746	371,044
3.5000%, 1/1/48	3,878,183	4,192,980
4.0000%, 1/1/48	12,735,727	14,000,746
4.0000%, 1/1/48	4,928,270	5,404,361
3.0000%, 2/1/48	4,349,198	4,660,274
3.5000%, 3/1/48	467,732	515,474
4.0000%, 3/1/48	4,387,616	4,811,127
4.5000%, 3/1/48	186,077	201,291
3.0000%, 5/1/48	1,917,863	2,030,285
5.0000%, 5/1/48	4,465,222	4,899,557
3.5000%, 7/1/48	38,230,980	40,728,740
4.5000%, 8/1/48	109,359	118,128
3.0000%, 11/1/48	7,087,637	7,493,127
4.0000%, 2/1/49	2,125,282	2,280,284
3.0000%, 8/1/49	4,364,491	4,655,196
3.0000%, 8/1/49	2,564,231	2,735,026
3.0000%, 9/1/49	834,789	883,993
2.5000%, 1/1/50	2,280,491	2,359,463
2.5000%, 3/1/50	3,419,122	3,534,141
2.5000%, 10/1/50	3,130,918	3,231,625
2.5000%, 1/1/51	4,950,481	5,102,776
2.5000%, 8/1/51	494,344	510,258
3.5000%, 8/1/56	13,672,517	14,919,383
3.0000%, 2/1/57	13,360,826	14,299,858
3.0000%, 6/1/57	256,457	274,441
		285,936,495
Freddie Mac Gold Pool:
3.5000%, 1/1/47	1,118,481	1,210,921
Freddie Mac Pool:
3.0000%, 5/1/31	16,243,538	17,202,718
3.0000%, 9/1/32	3,497,657	3,710,863
3.0000%, 10/1/32	1,782,950	1,881,173
3.0000%, 12/1/32	1,326,190	1,405,808
3.0000%, 1/1/33	2,353,108	2,496,547
2.5000%, 12/1/33	16,862,791	17,619,280
3.0000%, 10/1/34	3,952,188	4,204,366
3.0000%, 10/1/34	1,658,309	1,760,975
2.5000%, 11/1/34	5,623,849	5,913,844
2.5000%, 11/1/34	1,179,136	1,239,939
6.0000%, 4/1/40	4,416,662	5,189,343
2.5000%, 8/1/41	30,877,451	32,127,111
3.5000%, 7/1/42	719,508	778,964
3.5000%, 8/1/42	897,149	971,285
3.5000%, 8/1/42	798,510	864,495
3.5000%, 2/1/43	2,369,974	2,569,793

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.0000%, 3/1/43	$8,837,439	$9,428,586
3.0000%, 6/1/43	312,692	328,265
3.5000%, 2/1/44	2,462,647	2,670,280
4.5000%, 5/1/44	1,365,267	1,523,385
3.5000%, 12/1/44	14,473,259	15,693,539
3.0000%, 1/1/45	3,599,186	3,826,059
4.0000%, 4/1/45	32,724	36,259
3.0000%, 1/1/46	613,274	661,383
3.5000%, 7/1/46	3,419,246	3,706,281
3.0000%, 8/1/46	864,985	914,456
3.0000%, 10/1/46	7,714,824	8,203,416
4.0000%, 3/1/47	1,488,008	1,626,902
3.0000%, 4/1/47	1,503,702	1,589,702
3.5000%, 4/1/47	608,846	663,082
3.5000%, 9/1/47	5,223,045	5,557,099
3.5000%, 12/1/47	8,380,621	9,084,876
3.5000%, 2/1/48	3,309,166	3,563,577
4.0000%, 3/1/48	3,774,657	4,139,895
4.5000%, 3/1/48	160,093	172,954
4.0000%, 4/1/48	4,133,165	4,427,006
4.0000%, 4/1/48	3,010,139	3,291,492
4.0000%, 5/1/48	5,736,110	6,155,486
4.5000%, 7/1/48	1,088,651	1,177,819
5.0000%, 9/1/48	257,636	283,124
4.5000%, 12/1/48	3,007,789	3,299,234
3.0000%, 8/1/49	3,355,203	3,547,620
3.0000%, 8/1/49	1,427,726	1,522,863
3.0000%, 12/1/49	1,976,467	2,066,262
3.0000%, 12/1/49	1,921,907	2,009,223
2.5000%, 1/1/50	981,728	1,015,713
3.0000%, 3/1/50	2,573,229	2,690,385
3.5000%, 3/1/50	1,006,506	1,075,286
2.5000%, 8/1/51	4,636,049	4,782,761
		210,670,774
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	162,715,450	165,009,738
2.5000%, TBA, 30 Year Maturity	69,778,200	72,017,382
		237,027,120
Ginnie Mae I Pool:
6.0000%, 1/15/34	71,273	82,634
4.0000%, 1/15/45	13,136,305	14,560,720
4.5000%, 8/15/46	16,416,707	18,624,993
4.0000%, 7/15/47	3,168,026	3,435,291
4.0000%, 8/15/47	558,775	605,915
4.0000%, 11/15/47	947,645	1,027,591
4.0000%, 12/15/47	1,199,126	1,300,288
		39,637,432
Ginnie Mae II Pool:
4.0000%, 8/20/47	1,605,966	1,735,902
4.0000%, 8/20/47	356,648	386,419
4.0000%, 8/20/47	260,542	281,622
4.5000%, 2/20/48	2,191,778	2,371,953
4.5000%, 5/20/48	4,044,766	4,387,678
4.5000%, 5/20/48	524,101	568,533
4.0000%, 6/20/48	15,470,854	16,499,008
5.0000%, 8/20/48	6,784,569	7,318,417
		33,549,532
Total Mortgage-Backed Securities (cost $1,317,717,345)		1,334,096,871

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds– 10.4%
0.1250%, 2/28/23	$110,735,000	$110,652,814
0.1250%, 4/30/23	221,648,000	221,353,625
0.1250%, 6/30/23	61,753,000	61,646,862
0.1250%, 8/31/23	120,569,000	120,248,739
0.2500%, 5/15/24	35,742,000	35,570,271
0.3750%, 9/15/24	45,650,000	45,453,847
0.3750%, 1/31/26	170,339,600	166,679,959
0.5000%, 2/28/26	292,713,000	287,773,468
0.7500%, 4/30/26	164,071,000	162,808,423
0.8750%, 6/30/26	235,686,000	234,857,418
0.6250%, 7/31/26	261,379,000	257,192,853
0.7500%, 8/31/26	49,148,000	48,621,963
0.8750%, 9/30/26	33,578,000	33,396,994
1.2500%, 4/30/28	9,610,400	9,603,643
1.2500%, 6/30/28	18,454,000	18,415,074
1.1250%, 8/31/28	5,716,000	5,648,123
1.2500%, 8/15/31	210,496,000	205,398,050
1.3750%, 11/15/40	45,337,000	40,725,377
1.7500%, 8/15/41	200,648,000	191,806,947
2.7500%, 8/15/42	109,881,600	123,655,430
1.3750%, 8/15/50	152,363,200	128,568,353
1.6250%, 11/15/50	234,095,000	210,310,583
1.8750%, 2/15/51	70,452,600	67,183,159
2.3750%, 5/15/51	12,652,000	13,502,056
Total United States Treasury Notes/Bonds (cost $2,821,475,058)		2,801,074,031
Common Stocks– 63.7%
Aerospace & Defense – 1.1%
General Dynamics Corp	911,381	178,658,017
L3Harris Technologies Inc	532,250	117,222,740
		295,880,757
Air Freight & Logistics – 1.1%
United Parcel Service Inc	1,607,177	292,666,932
Airlines – 0.4%
Southwest Airlines Co*	2,280,147	117,267,960
Auto Components – 0.4%
Aptiv PLC*	670,769	99,924,458
Banks – 1.5%
Bank of America Corp	9,391,014	398,648,544
Beverages – 0.9%
Constellation Brands Inc	301,196	63,458,985
Monster Beverage Corp*	1,976,723	175,592,304
		239,051,289
Biotechnology – 0.7%
AbbVie Inc	1,860,211	200,660,961
Capital Markets – 2.8%
Charles Schwab Corp	1,026,677	74,783,153
CME Group Inc	1,091,880	211,147,754
Morgan Stanley	4,143,196	403,174,403
S&P Global Inc	183,067	77,783,338
		766,888,648
Chemicals – 0.5%
Sherwin-Williams Co	440,038	123,091,830
Communications Equipment – 0.5%
Motorola Solutions Inc	584,676	135,831,928
Consumer Finance – 1.1%
American Express Co	1,817,309	304,453,777
Electrical Equipment – 0.4%
Rockwell Automation Inc	372,048	109,396,994

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Electronic Equipment, Instruments & Components – 0.3%
Corning Inc	2,300,443	$83,943,165
Entertainment – 1.7%
Activision Blizzard Inc	1,885,530	145,921,167
Netflix Inc*	157,706	96,254,280
Walt Disney Co*	1,248,046	211,131,942
		453,307,389
Food & Staples Retailing – 1.7%
Costco Wholesale Corp	795,413	357,418,832
Sysco Corp	1,242,256	97,517,096
		454,935,928
Food Products – 0.5%
Hershey Co	733,498	124,144,536
Health Care Equipment & Supplies – 2.9%
Abbott Laboratories	2,086,465	246,474,110
Align Technology Inc*	91,356	60,791,023
Edwards Lifesciences Corp*	1,184,906	134,143,208
Intuitive Surgical Inc*	106,221	105,599,607
Medtronic PLC	1,105,130	138,528,045
Stryker Corp	395,554	104,315,501
		789,851,494
Health Care Providers & Services – 2.0%
UnitedHealth Group Inc	1,381,960	539,987,050
Hotels, Restaurants & Leisure – 2.6%
Hilton Worldwide Holdings Inc*	1,346,054	177,827,194
McDonald's Corp	1,475,633	355,789,873
Starbucks Corp	1,584,375	174,772,406
		708,389,473
Household Products – 0.9%
Procter & Gamble Co	1,766,563	246,965,507
Industrial Conglomerates – 1.0%
Honeywell International Inc	1,334,066	283,195,530
Information Technology Services – 3.2%
Accenture PLC	604,221	193,302,382
Fidelity National Information Services Inc	742,009	90,287,655
Mastercard Inc	1,694,951	589,300,564
		872,890,601
Insurance – 1.0%
Progressive Corp	2,960,803	267,626,983
Interactive Media & Services – 3.8%
Alphabet Inc - Class C*	384,590	1,025,051,573
Internet & Direct Marketing Retail – 3.5%
Amazon.com Inc*	233,128	765,834,805
Booking Holdings Inc*	78,745	186,930,393
		952,765,198
Leisure Products – 0.4%
Hasbro Inc	1,325,497	118,260,842
Life Sciences Tools & Services – 1.2%
Illumina Inc*	212,259	86,094,373
Thermo Fisher Scientific Inc	435,446	248,783,363
		334,877,736
Machinery – 1.4%
Deere & Co	811,586	271,938,121
Parker-Hannifin Corp	197,835	55,318,623
Trane Technologies PLC	321,053	55,429,800
		382,686,544
Media – 1.4%
Comcast Corp	6,563,618	367,103,155

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multiline Retail – 0.9%
Dollar General Corp	1,205,522	$255,739,437
Personal Products – 0.3%
Estee Lauder Cos Inc	227,201	68,144,396
Pharmaceuticals – 2.4%
AstraZeneca PLC (ADR)	1,580,607	94,931,256
Eli Lilly & Co	1,519,058	350,978,351
Merck & Co Inc	2,724,269	204,619,845
		650,529,452
Real Estate Management & Development – 0.3%
CBRE Group Inc*	955,357	93,013,558
Semiconductor & Semiconductor Equipment – 4.5%
Advanced Micro Devices Inc*	1,323,054	136,142,257
Lam Research Corp	711,838	405,142,598
NVIDIA Corp	2,014,027	417,225,833
Texas Instruments Inc	1,311,219	252,029,404
		1,210,540,092
Software – 8.5%
Adobe Inc*	926,544	533,429,912
Autodesk Inc*	129,826	37,022,480
Cadence Design Systems Inc*	743,517	112,598,214
Microsoft Corp	5,041,785	1,421,380,027
salesforce.com Inc*	711,834	193,063,617
		2,297,494,250
Specialty Retail – 1.6%
Home Depot Inc	1,298,107	426,116,604
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	6,550,982	926,963,953
Textiles, Apparel & Luxury Goods – 0.9%
NIKE Inc - Class B	1,577,356	229,079,412
Total Common Stocks (cost $9,154,035,039)		17,247,367,936
Preferred Stocks– 0%
Banks – 0%
First Republic Bank/CA, 4.1250%µ((cost $7,512,500)	300,500	7,509,495
Investment Companies– 4.5%
Money Markets – 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $1,228,533,804)	1,228,431,507	1,228,554,350
Total Investments (total cost $19,856,054,543) – 103.6%		28,060,947,573
Liabilities, net of Cash, Receivables and Other Assets – (3.6)%		(975,642,259)
Net Assets – 100%		$27,085,305,314

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$27,587,033,230	98.3%
United Kingdom	197,174,966	0.7
Australia	48,525,585	0.2
Canada	37,808,100	0.1
Luxembourg	33,040,718	0.1
Spain	29,313,075	0.1
Ireland	28,991,663	0.1
South Korea	28,154,628	0.1
France	27,263,639	0.1
Taiwan	23,094,414	0.1
Belgium	20,547,555	0.1

Total	$28,060,947,573	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$574,495	$(15,342)	$-	$1,228,554,350

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	589,071,414	5,226,517,951	(4,587,019,673)	1,228,554,350

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $2,576,139,362, which represents 9.5% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of September 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of September 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

24	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,648,077,067	$-
Bank Loans and Mezzanine Loans	-	213,334,280	-
Corporate Bonds	-	3,331,615,286	-
Inflation-Indexed Bonds	-	249,318,257	-
Mortgage-Backed Securities	-	1,334,096,871	-
United States Treasury Notes/Bonds	-	2,801,074,031	-
Common Stocks	17,247,367,936	-	-
Preferred Stocks	7,509,495	-	-
Investment Companies	-	1,228,554,350	-
Total Assets	$17,254,877,431	$10,806,070,142	$-

Janus Investment Fund	25

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $18,627,520,739)	$26,832,393,223
Affiliated investments, at value (cost $1,228,533,804)	1,228,554,350
Non-interested Trustees' deferred compensation	674,516
Receivables:
Interest	40,606,781
Fund shares sold	37,462,425
Investments sold	25,547,944
Dividends	5,988,762
Dividends from affiliates	53,324
Other assets	296,466
Total Assets	28,171,577,791
Liabilities:
Due to custodian	7,870,932
Payables:	—
TBA investments purchased	804,710,312
Investments purchased	208,506,170
Fund shares repurchased	40,516,660
Advisory fees	12,590,230
Dividends	3,680,307
Transfer agent fees and expenses	3,204,784
12b-1 Distribution and shareholder servicing fees	3,116,131
Non-interested Trustees' deferred compensation fees	674,516
Non-interested Trustees' fees and expenses	191,230
Professional fees	117,736
Affiliated fund administration fees payable	57,228
Custodian fees	26,675
Accrued expenses and other payables	1,009,566
Total Liabilities	1,086,272,477
Net Assets	$27,085,305,314

See Notes to Financial Statements.

26	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,979,444,033
Total distributable earnings (loss)	9,105,861,281
Total Net Assets	$27,085,305,314
Net Assets - Class A Shares	$1,963,351,444
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,357,673
Net Asset Value Per Share(1)	$44.26
Maximum Offering Price Per Share(2)	$46.96
Net Assets - Class C Shares	$2,817,466,454
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,415,778
Net Asset Value Per Share(1)	$43.74
Net Assets - Class D Shares	$2,362,421,221
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,209,582
Net Asset Value Per Share	$44.40
Net Assets - Class I Shares	$11,674,873,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	262,867,849
Net Asset Value Per Share	$44.41
Net Assets - Class N Shares	$1,611,031,909
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,312,234
Net Asset Value Per Share	$44.37
Net Assets - Class R Shares	$473,663,261
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,775,191
Net Asset Value Per Share	$43.96
Net Assets - Class S Shares	$566,156,216
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,796,231
Net Asset Value Per Share	$44.24
Net Assets - Class T Shares	$5,616,341,809
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,679,354
Net Asset Value Per Share	$44.34

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Balanced Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Interest	$221,833,128
Dividends	206,741,911
Dividends from affiliates	574,495
Other income	1,142,429
Foreign tax withheld	(20,627)
Total Investment Income	430,271,336
Expenses:
Advisory fees	139,921,096
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,470,662
Class C Shares	25,883,671
Class R Shares	2,237,729
Class S Shares	1,425,790
Transfer agent administrative fees and expenses:
Class D Shares	2,531,347
Class R Shares	1,125,633
Class S Shares	1,425,942
Class T Shares	17,363,662
Transfer agent networking and omnibus fees:
Class A Shares	1,166,085
Class C Shares	1,603,796
Class I Shares	6,907,295
Other transfer agent fees and expenses:
Class A Shares	99,933
Class C Shares	121,916
Class D Shares	206,139
Class I Shares	355,095
Class N Shares	41,235
Class R Shares	3,658
Class S Shares	4,382
Class T Shares	46,448
Shareholder reports expense	1,143,116
Affiliated fund administration fees	713,079
Registration fees	633,523
Non-interested Trustees’ fees and expenses	395,233
Professional fees	267,635
Custodian fees	124,261
Other expenses	1,183,678
Total Expenses	211,402,039
Less: Excess Expense Reimbursement and Waivers	(366,189)
Net Expenses	211,035,850
Net Investment Income/(Loss)	219,235,486

See Notes to Financial Statements.

28	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$1,088,169,855
Investments in affiliates	(15,342)
Total Net Realized Gain/(Loss) on Investments	1,088,154,513
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,493,558,324
Total Change in Unrealized Net Appreciation/Depreciation	2,493,558,324
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,800,948,323

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$219,235,486	$276,302,403
Net realized gain/(loss) on investments	1,088,154,513	255,834,906
Change in unrealized net appreciation/depreciation	2,493,558,324	1,761,960,211
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,800,948,323	2,294,097,520
Dividends and Distributions to Shareholders:
Class A Shares	(35,331,714)	(30,595,604)
Class C Shares	(37,789,179)	(41,344,777)
Class D Shares	(49,717,591)	(50,514,257)
Class I Shares	(207,941,551)	(166,535,785)
Class N Shares	(36,454,465)	(31,004,255)
Class R Shares	(7,295,538)	(8,077,022)
Class S Shares	(10,876,463)	(12,650,843)
Class T Shares	(145,991,988)	(155,032,772)
Net Decrease from Dividends and Distributions to Shareholders	(531,398,489)	(495,755,315)
Capital Share Transactions:
Class A Shares	216,989,230	320,167,776
Class C Shares	58,219,595	227,497,651
Class D Shares	49,335,057	(7,545,879)
Class I Shares	2,890,909,675	1,856,086,642
Class N Shares	122,411,936	230,896,781
Class R Shares	11,140,051	5,408,116
Class S Shares	(60,806,557)	(48,105,963)
Class T Shares	(1,833,754,835)	138,902,610
Net Increase/(Decrease) from Capital Share Transactions	1,454,444,152	2,723,307,734
Net Increase/(Decrease) in Net Assets	4,723,993,986	4,521,649,939
Net Assets:
Beginning of period	22,361,311,328	17,839,661,389
End of period	$27,085,305,314	$22,361,311,328

See Notes to Financial Statements.

30	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.77	$35.45	$35.22	$32.46	$29.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.49	0.60	0.50	0.52
Net realized and unrealized gain/(loss)	6.02	3.75	1.82	3.87	3.88
Total from Investment Operations	6.36	4.24	2.42	4.37	4.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.53)	(0.60)	(0.50)	(0.59)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(0.87)	(0.92)	(2.19)	(1.61)	(0.94)
Net Asset Value, End of Period	$44.26	$38.77	$35.45	$35.22	$32.46
Total Return*	16.58%	12.14%	7.73%	13.81%	15.44%
Net Assets, End of Period (in thousands)	$1,963,351	$1,519,093	$1,082,508	$768,529	$625,454
Average Net Assets for the Period (in thousands)	$1,788,265	$1,249,156	$905,165	$666,296	$781,785
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.90%	0.93%	0.95%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.90%	0.93%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	0.80%	1.34%	1.78%	1.48%	1.68%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.34	$35.09	$34.90	$32.19	$28.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.23	0.37	0.27	0.31
Net realized and unrealized gain/(loss)	5.95	3.71	1.79	3.84	3.85
Total from Investment Operations	5.99	3.94	2.16	4.11	4.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.30)	(0.38)	(0.29)	(0.40)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(0.59)	(0.69)	(1.97)	(1.40)	(0.75)
Net Asset Value, End of Period	$43.74	$38.34	$35.09	$34.90	$32.19
Total Return*	15.76%	11.37%	6.98%	13.06%	14.67%
Net Assets, End of Period (in thousands)	$2,817,466	$2,415,890	$1,992,062	$1,594,610	$1,290,994
Average Net Assets for the Period (in thousands)	$2,671,210	$2,207,746	$1,743,474	$1,403,777	$1,322,392
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.61%	1.62%	1.62%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.61%	1.62%	1.62%	1.61%
Ratio of Net Investment Income/(Loss)	0.10%	0.64%	1.10%	0.81%	1.03%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.89	$35.54	$35.30	$32.52	$29.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.56	0.68	0.58	0.59
Net realized and unrealized gain/(loss)	6.04	3.77	1.82	3.89	3.88
Total from Investment Operations	6.46	4.33	2.50	4.47	4.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.59)	(0.67)	(0.58)	(0.66)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(0.95)	(0.98)	(2.26)	(1.69)	(1.01)
Net Asset Value, End of Period	$44.40	$38.89	$35.54	$35.30	$32.52
Total Return*	16.80%	12.39%	7.95%	14.10%	15.68%
Net Assets, End of Period (in thousands)	$2,362,421	$2,022,689	$1,860,900	$1,761,817	$1,562,693
Average Net Assets for the Period (in thousands)	$2,246,350	$1,895,563	$1,759,287	$1,667,210	$1,477,105
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.71%	0.72%	0.71%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.71%	0.72%	0.71%	0.72%
Ratio of Net Investment Income/(Loss)	0.99%	1.54%	2.00%	1.71%	1.92%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.90	$35.55	$35.31	$32.53	$29.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.58	0.70	0.61	0.61
Net realized and unrealized gain/(loss)	6.04	3.77	1.83	3.88	3.89
Total from Investment Operations	6.48	4.35	2.53	4.49	4.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.61)	(0.70)	(0.60)	(0.68)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(0.97)	(1.00)	(2.29)	(1.71)	(1.03)
Net Asset Value, End of Period	$44.41	$38.90	$35.55	$35.31	$32.53
Total Return*	16.86%	12.45%	8.02%	14.18%	15.79%
Net Assets, End of Period (in thousands)	$11,674,873	$7,688,726	$5,225,684	$3,197,893	$2,096,893
Average Net Assets for the Period (in thousands)	$9,205,809	$6,311,815	$4,116,708	$2,460,247	$1,795,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.65%	0.64%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.65%	0.65%	0.64%	0.65%
Ratio of Net Investment Income/(Loss)	1.04%	1.59%	2.07%	1.80%	2.00%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.86	$35.51	$35.28	$32.50	$29.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.61	0.73	0.63	0.64
Net realized and unrealized gain/(loss)	6.03	3.76	1.81	3.88	3.87
Total from Investment Operations	6.51	4.37	2.54	4.51	4.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.63)	(0.72)	(0.62)	(0.70)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(1.00)	(1.02)	(2.31)	(1.73)	(1.05)
Net Asset Value, End of Period	$44.37	$38.86	$35.51	$35.28	$32.50
Total Return*	16.96%	12.53%	8.07%	14.26%	15.84%
Net Assets, End of Period (in thousands)	$1,611,032	$1,285,159	$946,741	$2,480,945	$2,054,731
Average Net Assets for the Period (in thousands)	$1,562,471	$1,142,389	$1,651,136	$2,273,486	$1,952,775
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.57%	0.58%	0.57%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.58%	0.57%	0.58%
Ratio of Net Investment Income/(Loss)	1.12%	1.67%	2.19%	1.86%	2.07%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.52	$35.23	$35.02	$32.29	$28.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.34	0.47	0.37	0.40
Net realized and unrealized gain/(loss)	5.97	3.73	1.80	3.85	3.87
Total from Investment Operations	6.13	4.07	2.27	4.22	4.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.39)	(0.47)	(0.38)	(0.50)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(0.69)	(0.78)	(2.06)	(1.49)	(0.85)
Net Asset Value, End of Period	$43.96	$38.52	$35.23	$35.02	$32.29
Total Return*	16.08%	11.71%	7.29%	13.38%	15.02%
Net Assets, End of Period (in thousands)	$473,663	$404,420	$366,621	$345,667	$341,389
Average Net Assets for the Period (in thousands)	$450,253	$375,839	$347,861	$339,637	$327,651
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.32%	1.32%	1.32%	1.32%
Ratio of Net Investment Income/(Loss)	0.38%	0.93%	1.39%	1.11%	1.33%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.76	$35.43	$35.20	$32.44	$28.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.43	0.55	0.46	0.48
Net realized and unrealized gain/(loss)	6.00	3.76	1.82	3.87	3.88
Total from Investment Operations	6.27	4.19	2.37	4.33	4.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.47)	(0.55)	(0.46)	(0.56)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(0.79)	(0.86)	(2.14)	(1.57)	(0.91)
Net Asset Value, End of Period	$44.24	$38.76	$35.43	$35.20	$32.44
Total Return*	16.35%	11.99%	7.56%	13.67%	15.30%
Net Assets, End of Period (in thousands)	$566,156	$551,605	$551,985	$589,812	$622,279
Average Net Assets for the Period (in thousands)	$570,377	$532,958	$549,514	$610,278	$637,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.07%	1.08%	1.07%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.07%	1.07%	1.07%	1.07%
Ratio of Net Investment Income/(Loss)	0.63%	1.18%	1.64%	1.36%	1.57%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.83	$35.49	$35.26	$32.49	$29.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.52	0.64	0.54	0.56
Net realized and unrealized gain/(loss)	6.02	3.76	1.82	3.88	3.89
Total from Investment Operations	6.40	4.28	2.46	4.42	4.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.55)	(0.64)	(0.54)	(0.63)
Distributions (from capital gains)	(0.46)	(0.39)	(1.59)	(1.11)	(0.35)
Total Dividends and Distributions	(0.89)	(0.94)	(2.23)	(1.65)	(0.98)
Net Asset Value, End of Period	$44.34	$38.83	$35.49	$35.26	$32.49
Total Return*	16.67%	12.26%	7.82%	13.97%	15.62%
Net Assets, End of Period (in thousands)	$5,616,342	$6,473,729	$5,813,161	$5,422,276	$4,736,612
Average Net Assets for the Period (in thousands)	$6,945,465	$6,067,333	$5,475,178	$5,098,558	$4,654,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.83%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	0.89%	1.43%	1.90%	1.61%	1.83%
Portfolio Turnover Rate	60%(2)	90%(2)	81%(2)	88%	60%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	35

Janus Henderson Balanced Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as

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a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities.

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Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in October 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are

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outstanding, the purchases may result in a form of leverage. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

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Notes to Financial Statements

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $928,424.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $11,321 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $277,278.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $10,240,430 in purchases and $135,159,720 in sales, resulting in a net realized gain of

44	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Notes to Financial Statements

$5,558,957. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 109,419,577	$ 853,223,255	$ -	$ -	$ -	$ (630,908)	$8,143,849,357

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 19,917,098,216	$ 8,249,204,677	$ (105,355,320)	$ 8,143,849,357

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 270,195,746	$ 261,202,743	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 341,650,973	$ 154,104,342	$ -	$ -

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Janus Henderson Balanced Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 67,865,630	$ 16,453,105	$ (84,318,735)

Capital has been adjusted by $67,865,630, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	13,764,827	$ 577,780,633	17,021,435	$ 620,573,385
Reinvested dividends and distributions	678,524	28,028,513	682,188	24,712,477
Shares repurchased	(9,265,354)	(388,819,916)	(9,064,403)	(325,118,086)
Net Increase/(Decrease)	5,177,997	$ 216,989,230	8,639,220	$ 320,167,776
Class C Shares:
Shares sold	14,639,459	$ 609,241,001	20,401,790	$ 733,742,650
Reinvested dividends and distributions	856,542	34,428,980	1,006,302	36,111,216
Shares repurchased	(14,090,972)	(585,450,386)	(15,165,095)	(542,356,215)
Net Increase/(Decrease)	1,405,029	$ 58,219,595	6,242,997	$ 227,497,651
Class D Shares:
Shares sold	5,033,315	$ 212,246,387	5,211,825	$ 188,741,781
Reinvested dividends and distributions	1,161,749	48,189,661	1,349,812	48,966,189
Shares repurchased	(5,001,298)	(211,100,991)	(6,906,028)	(245,253,849)
Net Increase/(Decrease)	1,193,766	$ 49,335,057	(344,391)	$ (7,545,879)
Class I Shares:
Shares sold	104,377,111	$ 4,545,352,003	90,955,904	$3,282,340,783
Reinvested dividends and distributions	4,391,432	182,787,869	3,948,313	143,398,457
Shares repurchased	(43,550,749)	(1,837,230,197)	(44,243,589)	(1,569,652,598)
Net Increase/(Decrease)	65,217,794	$ 2,890,909,675	50,660,628	$1,856,086,642
Class N Shares:
Shares sold	13,020,268	$ 539,999,694	13,451,737	$ 487,376,260
Reinvested dividends and distributions	779,841	32,372,046	768,946	27,848,035
Shares repurchased	(10,561,427)	(449,959,804)	(7,807,738)	(284,327,514)
Net Increase/(Decrease)	3,238,682	$ 122,411,936	6,412,945	$ 230,896,781
Class R Shares:
Shares sold	1,999,222	$ 83,728,367	2,409,679	$ 87,368,215
Reinvested dividends and distributions	177,843	7,227,617	219,000	7,891,751
Shares repurchased	(1,902,127)	(79,815,933)	(2,534,445)	(89,851,850)
Net Increase/(Decrease)	274,938	$ 11,140,051	94,234	$ 5,408,116
Class S Shares:
Shares sold	2,046,106	$ 85,738,506	2,781,741	$ 100,313,506
Reinvested dividends and distributions	261,683	10,748,352	346,973	12,566,350
Shares repurchased	(3,744,399)	(157,293,415)	(4,473,471)	(160,985,819)
Net Increase/(Decrease)	(1,436,610)	$ (60,806,557)	(1,344,757)	$ (48,105,963)
Class T Shares:
Shares sold	26,166,288	$ 1,099,594,219	38,173,381	$1,387,459,486
Reinvested dividends and distributions	3,503,860	144,556,702	4,239,903	153,592,721
Shares repurchased	(69,724,255)	(3,077,905,756)	(39,474,752)	(1,402,149,597)
Net Increase/(Decrease)	(40,054,107)	$(1,833,754,835)	2,938,532	$ 138,902,610

46	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$7,260,789,848	$9,014,224,620	$ 8,064,725,105	$ 5,769,690,198

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Janus Henderson Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Balanced Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	49

Janus Henderson Balanced Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	51

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

62	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	63

Janus Henderson Balanced Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Section 163(j) Interest Dividend	39%
Capital Gain Distributions	$329,068,373
Dividends Received Deduction Percentage	56%
Qualified Dividend Income Percentage	58%

64	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	65

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

66	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	67

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

68	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	69

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

70	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	71

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

72	SEPTEMBER 30, 2021

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	73

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93037 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Contrarian Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Janus Henderson Contrarian Fund (unaudited)

FUND SNAPSHOT

 This Fund seeks to generate capital appreciation by investing in companies with durable business models whose stocks are trading at a significant discount to what we believe is their fair value and whose value is expected to grow over time. We seek to accomplish this by selecting stocks from a broad opportunity set to construct an all-cap portfolio that is intended to be uncorrelated to the broad economy or market.

Nick Schommer portfolio manager

OVERVIEW

The Janus Henderson Contrarian Fund I Shares returned 42.18% for the 12-month period ended September 30, 2021. The Fund’s benchmark, the S&P 500® Index, returned 30.00%.

INVESTMENT ENVIRONMENT

The period began amid uncertainty regarding the U.S. presidential election, surging coronavirus cases and renewed social restrictions. However, as the period progressed, steady vaccination rollout led to a marked drop in COVID-related deaths and hospitalizations. Widespread vaccinations combined with powerful fiscal and monetary stimulus, strong capital markets performance and a robust housing market positioned both individuals and corporations to support a broadening economic recovery. Later in the period, the spread of the COVID Delta variant and supply chain disruptions began to dampen economic growth and led to upward inflationary pressures, and the Federal Reserve (Fed) indicated that it could begin to taper its asset purchases.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the S&P 500 Index, for the period. As part of our contrarian investment approach, we seek stocks that trade at a discount to our estimate of fair value, whose intrinsic value we believe will grow over time, and whose management teams are aligned with shareholders. For most stocks in our portfolio, we believe the market misunderstands the business model, undervalues the company’s assets, or underappreciates the company’s long-term growth potential. We believe a concentrated, high-conviction portfolio of such companies can drive outperformance over time as the intrinsic value of these businesses gains greater appreciation by the market.

Social media operator Snap, Inc. was among the top contributors during the period. We see substantial opportunity as the company expands into areas such as augmented reality (AR) advertising and e-commerce and enhances its app with new features such as Spotlight. We believe that the company is still early in its development and that as Snap matures, its business model continues to evolve into a core digital advertising platform.

Casino operator Caesars Entertainment was also among the top contributors. The company reported strong results during the period and demand in its regional and Las Vegas markets remained resilient despite the Delta variant surge. Late in the period, the company’s stock rose after it announced the sale of the international assets of recently acquired William Hill for a price that was above expectations.

Constellium, a downstream manufacturer of aluminum products for the packaging, aerospace and auto industries, was also among the top contributors. The company’s products are used in diverse applications such as electric vehicles and sustainable packaging. Constellium benefited during the period as an increasing number of data points indicated that air travel is rebounding.

American Electric Power, a large electric utility company, was among the top detractors from relative performance. During the period, the company reported earnings slightly lower than consensus estimates due primarily to load demand impact from Winter Storm Uri. Utilities in general also lagged the overall market during the period as investors began to favor more cyclical companies in anticipation of economic recovery from broader reopening.

Boston Scientific, a cardiovascular-focused medical device company, was also among the top relative detractors. During the period, the company’s shares suffered as it voluntarily recalled its Lotus Edge

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

transcatheter aortic valve replacement (TAVR) product. We remain constructive on the stock despite this setback. The TAVR market is currently a small portion of the company’s revenue and profitability, and the company appears well-positioned for growth in the medical technology industry.

Insmed was also among the top detractors. The stock declined after the company announced a large equity and convertible debt offering. In addition, they reported a small miss in sales for lead drug Arikayce, largely due to COVID-19 headwinds. Insmed is developing other medicines, including Brensocatib for bronchiectasis and an inhalation powder for pulmonary arterial hypertension, both of which have delivered promising data so far.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The American consumer continues to be in a healthy position due to fiscal stimulus, strong capital markets, a robust housing market and rising wages that have led to elevated savings rates and generally strong consumer balance sheets. Against this backdrop, we expect strong gross domestic product (GDP) growth in 2022, as consumer spending ‒ which makes up the majority of GDP ‒ can fuel growth as the Delta variant wanes and supply chains are repaired.

At the same time, we are mindful that the economic recovery could remain choppy. During the end of the period, the Fed indicated it could begin to taper its asset purchases in late 2021. This creates the prospect for increased market volatility going forward. The processes of economic reopening and repairing supply chains will likely be uneven, which could also lead to wider market swings.

While the core of our process is identifying companies with misunderstood business models, the temporary impact of the Delta variant recently provided us with opportunities to increase the position size of some stocks in the undervalued assets portion of the Fund. We will continue to use this versatility to lean into areas of the market that do not necessarily look like the crowded areas other investors have rushed toward. As always, we seek to be flexible in our approach to identifying stocks to create a high-conviction portfolio of uncorrelated sources of risk and return.

Thank you for your investment in Janus Henderson Contrarian Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Snap Inc	2.70%	2.58%	American Electric Power Co Inc	3.01%	-1.00%
Caesars Entertainment Inc	3.72%	2.47%	Neurocrine Biosciences Inc	1.70%	-0.63%
Morgan Stanley	4.26%	2.43%	Hasbro Inc	2.55%	-0.51%
Constellium SE	2.71%	2.08%	Boston Scientific Corp	3.96%	-0.41%
Freeport-McMoRan Inc	3.42%	1.97%	Insmed Inc	0.80%	-0.41%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Materials	5.18%	14.91%	2.65%
	Consumer Discretionary	3.26%	15.72%	12.16%
	Information Technology	2.37%	11.80%	27.37%
	Financials	1.73%	12.06%	10.95%
	Consumer Staples	1.68%	0.83%	6.20%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Energy	-1.16%	0.00%	2.56%
	Utilities	-0.82%	5.08%	2.68%
	Other**	-0.67%	2.22%	0.00%
	Health Care	-0.12%	16.56%	13.36%
	Real Estate	-0.11%	4.90%	2.53%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Crown Holdings Inc
Containers & Packaging	7.1%
Caesars Entertainment Inc
Hotels, Restaurants & Leisure	5.7%
Horizon Therapeutics PLC
Pharmaceuticals	5.3%
VICI Properties Inc
Equity Real Estate Investment Trusts (REITs)	4.6%
Freeport-McMoRan Inc
Metals & Mining	4.5%
27.2%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Investment Companies	2.6%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	41.82%	18.40%	15.95%	8.91%	0.97%	0.97%
Class A Shares at MOP	33.67%	17.00%	15.26%	8.62%
Class C Shares at NAV	40.91%	17.61%	15.11%	8.11%	1.69%	1.69%
Class C Shares at CDSC	39.91%	17.61%	15.11%	8.11%
Class D Shares	42.18%	18.67%	16.20%	9.11%	0.72%	0.72%
Class I Shares	42.18%	18.74%	16.28%	9.15%	0.67%	0.67%
Class N Shares	42.28%	18.80%	16.22%	9.11%	0.58%	0.58%
Class R Shares	41.04%	17.81%	15.44%	8.43%	1.70%	1.42%
Class S Shares	41.49%	18.14%	15.76%	8.71%	1.46%	1.16%
Class T Shares	41.98%	18.57%	16.11%	9.06%	0.82%	0.82%
S&P 500 Index	30.00%	16.90%	16.63%	7.51%
Morningstar Quartile - Class T Shares	2nd	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	156/400	4/345	15/273	63/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Contrarian Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,103.40	$5.80	$1,000.00	$1,019.55	$5.57	1.10%
Class C Shares	$1,000.00	$1,099.20	$9.74	$1,000.00	$1,015.79	$9.35	1.85%
Class D Shares	$1,000.00	$1,104.70	$4.64	$1,000.00	$1,020.66	$4.46	0.88%
Class I Shares	$1,000.00	$1,104.70	$4.48	$1,000.00	$1,020.81	$4.31	0.85%
Class N Shares	$1,000.00	$1,105.30	$4.01	$1,000.00	$1,021.26	$3.85	0.76%
Class R Shares	$1,000.00	$1,100.40	$8.42	$1,000.00	$1,017.05	$8.09	1.60%
Class S Shares	$1,000.00	$1,102.00	$7.06	$1,000.00	$1,018.35	$6.78	1.34%
Class T Shares	$1,000.00	$1,104.10	$5.27	$1,000.00	$1,020.05	$5.06	1.00%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.4%
Aerospace & Defense – 4.7%
Howmet Aerospace Inc	4,794,494	$149,588,213
L3Harris Technologies Inc	425,787	93,775,329
		243,363,542
Biotechnology – 3.5%
AbbVie Inc	590,383	63,684,614
Insmed Inc*	1,252,999	34,507,592
Neurocrine Biosciences Inc*	851,316	81,649,718
		179,841,924
Capital Markets – 6.1%
Apollo Global Management Inc	1,716,427	105,714,739
Morgan Stanley	1,908,846	185,749,804
Patria Investments Ltd - Class A	1,372,637	22,415,162
		313,879,705
Construction Materials – 1.0%
Summit Materials Inc*	1,564,442	50,015,211
Consumer Finance – 5.6%
Capital One Financial Corp	905,288	146,629,497
OneMain Holdings Inc	2,502,017	138,436,601
		285,066,098
Containers & Packaging – 7.1%
Crown Holdings Inc	3,585,900	361,387,002
Diversified Consumer Services – 1.5%
Terminix Global Holdings Inc*	1,895,040	78,966,317
Electric Utilities – 2.5%
American Electric Power Co Inc	1,591,798	129,222,162
Entertainment – 2.2%
Liberty Media Corp-Liberty Formula One*	2,211,015	113,668,281
Equity Real Estate Investment Trusts (REITs) – 4.6%
VICI Properties Inc	8,296,670	235,708,395
Health Care Equipment & Supplies – 4.4%
Boston Scientific Corp*	4,180,110	181,374,973
Globus Medical Inc*	607,665	46,559,292
		227,934,265
Hotels, Restaurants & Leisure – 7.9%
Caesars Entertainment Inc*	2,606,120	292,615,154
Monarch Casino & Resort Inc*	613,079	41,070,162
Sportradar Group AG - Class A*,#	3,054,919	69,132,817
		402,818,133
Interactive Media & Services – 3.2%
Snap Inc*	2,185,611	161,451,085
Internet & Direct Marketing Retail – 3.2%
Amazon.com Inc*	49,753	163,440,595
Leisure Products – 2.0%
Hasbro Inc	1,144,987	102,155,740
Metals & Mining – 7.4%
Constellium SE*,£	7,896,242	148,291,425
Freeport-McMoRan Inc	7,026,484	228,571,524
		376,862,949
Multi-Utilities – 1.7%
Sempra Energy	683,060	86,407,090
Personal Products – 1.0%
Beauty Health Co/The*,#	2,000,000	51,940,000
Pharmaceuticals – 8.6%
Collegium Pharmaceutical Inc*,£	1,563,572	30,864,911
Horizon Therapeutics PLC*	2,457,512	269,195,864
Organon & Co	4,322,253	141,726,676
		441,787,451

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment – 9.6%
Analog Devices Inc	977,467	$163,706,173
Lam Research Corp	182,336	103,776,534
Marvell Technology Inc	2,545,478	153,517,778
Teradyne Inc	647,362	70,672,510
		491,672,995
Software – 3.0%
Ceridian HCM Holding Inc*	477,465	53,772,108
Zendesk Inc*	858,719	99,946,304
		153,718,412
Textiles, Apparel & Luxury Goods – 2.0%
Under Armour Inc*	5,751,632	100,768,593
Trading Companies & Distributors – 2.9%
Core & Main Inc - Class A*	2,475,241	64,876,067
Ferguson PLC	613,361	85,013,250
		149,889,317
Wireless Telecommunication Services – 1.7%
T-Mobile US Inc*	693,043	88,543,174
Total Common Stocks (cost $3,466,708,206)		4,990,508,436
Investment Companies– 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $132,373,580)	132,361,367	132,374,603
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	8,035,668	8,035,668
Time Deposits – 0.1%
Royal Bank of Canada, 0.0400%, 10/1/21	$4,113,367	4,113,367
Total Investments Purchased with Cash Collateral from Securities Lending (cost $12,149,035)		12,149,035
Total Investments (total cost $3,611,230,821) – 100.2%		5,135,032,074
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(9,120,944)
Net Assets – 100%		$5,125,911,130

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,895,192,670	95.3%
Netherlands	148,291,425	2.9
Switzerland	69,132,817	1.4
Cayman Islands	22,415,162	0.4

Total	$5,135,032,074	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/21
Common Stocks - 2.9%
Metals & Mining - 2.9%
Constellium SE*	$-	$1,259,380	$81,056,666	$148,291,425
Pharmaceuticals - N/A
Collegium Pharmaceutical Inc*,š	-	3,653,589	(2,046,399)	N/A
Total Common Stocks	$-	$4,912,969	$79,010,267	$148,291,425
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	74,658	(29)	683	132,374,603
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	132,668∆	-	-	8,035,668
Total Affiliated Investments - 5.6%	$207,326	$4,912,940	$79,010,950	$288,701,696

(1) For securities that were affiliated for a portion of the year ended September 30, 2021, this column reflects amounts for the entire year ended September 30, 2021 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Common Stocks - 2.9%
Metals & Mining - 2.9%
Constellium SE*	59,055,833	11,147,307	(4,227,761)	148,291,425
Pharmaceuticals - N/A
Collegium Pharmaceutical Inc*,š	47,146,411	-	(17,888,690)	30,864,911
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	32,263,094	1,211,521,696	(1,111,410,841)	132,374,603
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	27,849,600	276,953,966	(296,767,898)	8,035,668

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2021

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Citigroup:

Capital One Financial Corp	2,500	190.00	USD	11/19/21	$(40,492,500)	$402,500	$200,815	$(201,685)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021

Equity Contracts

Liability Derivatives:
Options written, at value	$201,685

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$5,145,165

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ (108,228)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2021

Market Value
Written options contracts, call	$ 419,208

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2021.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Trading Companies & Distributors	$64,876,067	$85,013,250	$-
All Other	4,840,619,119	-	-
Investment Companies	-	132,374,603	-
Investments Purchased with Cash Collateral from Securities Lending	-	12,149,035	-
Total Assets	$4,905,495,186	$229,536,888	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$201,685	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

12	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2021

Assets:
Unaffiliated investments, at value (cost $3,385,353,944)(1)	$4,846,330,378
Affiliated investments, at value (cost $225,876,877)	288,701,696
Cash	732,696
Deposits with brokers for OTC derivatives	770,000
Non-interested Trustees' deferred compensation	127,831
Receivables:
Investments sold	11,588,814
Fund shares sold	7,066,664
Dividends	4,011,671
Dividends from affiliates	8,307
Other assets	39,383
Total Assets	5,159,377,440
Liabilities:
Collateral for securities loaned (Note 3)	12,149,035
Options written, at value (premiums received $402,500)	201,685
Payables:	—
Investments purchased	10,272,164
Fund shares repurchased	6,544,595
Advisory fees	3,168,293
Transfer agent fees and expenses	658,948
Non-interested Trustees' deferred compensation fees	127,831
Professional fees	53,732
12b-1 Distribution and shareholder servicing fees	31,026
Non-interested Trustees' fees and expenses	30,786
Affiliated fund administration fees payable	10,818
Custodian fees	5,133
Accrued expenses and other payables	212,264
Total Liabilities	33,466,310
Net Assets	$5,125,911,130

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,190,087,684
Total distributable earnings (loss)	1,935,823,446
Total Net Assets	$5,125,911,130
Net Assets - Class A Shares	$63,004,517
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,008,488
Net Asset Value Per Share(2)	$31.37
Maximum Offering Price Per Share(3)	$33.28
Net Assets - Class C Shares	$21,150,050
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	739,863
Net Asset Value Per Share(2)	$28.59
Net Assets - Class D Shares	$3,021,998,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,829,159
Net Asset Value Per Share	$31.54
Net Assets - Class I Shares	$679,220,485
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,526,290
Net Asset Value Per Share	$31.55
Net Assets - Class N Shares	$78,699,120
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,498,341
Net Asset Value Per Share	$31.50
Net Assets - Class R Shares	$1,449,995
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,114
Net Asset Value Per Share	$30.14
Net Assets - Class S Shares	$738,615
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,570
Net Asset Value Per Share	$31.34
Net Assets - Class T Shares	$1,259,649,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,008,040
Net Asset Value Per Share	$31.48

(1) Includes $11,737,491 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$52,693,225
Interest	416,529
Affiliated securities lending income, net	132,668
Dividends from affiliates	74,658
Unaffiliated securities lending income, net	2,168
Total Investment Income	53,319,248
Expenses:
Advisory fees	31,749,351
12b-1 Distribution and shareholder servicing fees:
Class A Shares	113,864
Class C Shares	120,286
Class R Shares	6,101
Class S Shares	1,563
Transfer agent administrative fees and expenses:
Class D Shares	3,122,836
Class R Shares	3,068
Class S Shares	1,569
Class T Shares	2,690,269
Transfer agent networking and omnibus fees:
Class A Shares	42,521
Class C Shares	10,184
Class I Shares	264,989
Other transfer agent fees and expenses:
Class A Shares	2,522
Class C Shares	567
Class D Shares	334,348
Class I Shares	11,178
Class N Shares	1,642
Class R Shares	80
Class S Shares	36
Class T Shares	9,664
Shareholder reports expense	366,995
Registration fees	250,673
Affiliated fund administration fees	121,058
Professional fees	67,615
Non-interested Trustees’ fees and expenses	63,812
Custodian fees	20,172
Other expenses	253,592
Total Expenses	39,630,555
Less: Excess Expense Reimbursement and Waivers	(96,920)
Net Expenses	39,533,635
Net Investment Income/(Loss)	13,785,613

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$429,200,091
Investments in affiliates	4,912,940
Written options contracts	5,145,165
Total Net Realized Gain/(Loss) on Investments	439,258,196
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	799,131,668
Investments in affiliates	79,010,950
Written options contracts	(108,228)
Total Change in Unrealized Net Appreciation/Depreciation	878,034,390
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,331,078,199

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$13,785,613	$23,162,268
Net realized gain/(loss) on investments	439,258,196	41,358,939
Change in unrealized net appreciation/depreciation	878,034,390	346,205,062
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,331,078,199	410,726,269
Dividends and Distributions to Shareholders:
Class A Shares	(551,331)	(2,947,626)
Class C Shares	(111,698)	(1,204,403)
Class D Shares	(42,701,012)	(227,011,394)
Class I Shares	(2,551,582)	(14,114,955)
Class N Shares	(1,040,095)	(4,513,968)
Class R Shares	(5,233)	(83,817)
Class S Shares	(5,653)	(109,054)
Class T Shares	(15,470,567)	(88,977,616)
Net Decrease from Dividends and Distributions to Shareholders	(62,437,171)	(338,962,833)
Capital Share Transactions:
Class A Shares	22,436,653	6,918,688
Class C Shares	10,889,787	(3,324,105)
Class D Shares	13,298,688	84,225,461
Class I Shares	540,891,777	1,037,470
Class N Shares	12,840,751	7,734,864
Class R Shares	818,768	(405,392)
Class S Shares	106,225	(492,405)
Class T Shares	166,160,611	40,954,651
Net Increase/(Decrease) from Capital Share Transactions	767,443,260	136,649,232
Net Increase/(Decrease) in Net Assets	2,036,084,288	208,412,668
Net Assets:
Beginning of period	3,089,826,842	2,881,414,174
End of period	$5,125,911,130	$3,089,826,842

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.46	$21.63	$21.61	$19.92	$18.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.12	0.12	0.06	0.05
Net realized and unrealized gain/(loss)	9.28	3.17	1.36	3.10	2.02
Total from Investment Operations	9.32	3.29	1.48	3.16	2.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.14)	(0.04)	—	—(2)
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Total Dividends and Distributions	(0.41)	(2.46)	(1.46)	(1.47)	(0.68)
Net Asset Value, End of Period	$31.37	$22.46	$21.63	$21.61	$19.92
Total Return*	41.82%	16.01%	8.76%	16.89%	11.24%
Net Assets, End of Period (in thousands)	$63,005	$28,123	$20,126	$14,940	$14,557
Average Net Assets for the Period (in thousands)	$45,546	$23,713	$17,754	$13,854	$30,749
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	0.97%	0.94%	0.87%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	0.97%	0.94%	0.87%	0.82%
Ratio of Net Investment Income/(Loss)	0.14%	0.60%	0.58%	0.31%	0.25%
Portfolio Turnover Rate	37%	68%	76%	59%	116%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.55	$19.98	$20.16	$18.80	$17.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.03)	(0.02)	(0.07)	(0.10)
Net realized and unrealized gain/(loss)	8.49	2.92	1.26	2.90	1.94
Total from Investment Operations	8.35	2.89	1.24	2.83	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Total Dividends and Distributions	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Net Asset Value, End of Period	$28.59	$20.55	$19.98	$20.16	$18.80
Total Return*	40.91%	15.20%	8.08%	16.10%	10.46%
Net Assets, End of Period (in thousands)	$21,150	$7,178	$10,556	$19,126	$27,507
Average Net Assets for the Period (in thousands)	$12,788	$9,451	$12,089	$21,999	$35,731
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.63%	1.58%	1.56%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	1.63%	1.58%	1.56%	1.53%
Ratio of Net Investment Income/(Loss)	(0.52)%	(0.15)%	(0.10)%	(0.38)%	(0.54)%
Portfolio Turnover Rate	37%	68%	76%	59%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.56	$21.70	$21.65	$19.97	$18.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.16	0.11	0.06
Net realized and unrealized gain/(loss)	9.33	3.19	1.37	3.11	2.06
Total from Investment Operations	9.43	3.36	1.53	3.22	2.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.18)	(0.06)	(0.07)	(0.07)
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Total Dividends and Distributions	(0.45)	(2.50)	(1.48)	(1.54)	(0.75)
Net Asset Value, End of Period	$31.54	$22.56	$21.70	$21.65	$19.97
Total Return*	42.18%	16.29%	8.99%	17.20%	11.43%
Net Assets, End of Period (in thousands)	$3,021,999	$2,152,848	$1,988,711	$1,925,749	$1,824,343
Average Net Assets for the Period (in thousands)	$2,773,321	$1,994,412	$1,855,826	$1,841,765	$1,882,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.72%	0.71%	0.65%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.72%	0.71%	0.65%	0.64%
Ratio of Net Investment Income/(Loss)	0.34%	0.83%	0.80%	0.53%	0.33%
Portfolio Turnover Rate	37%	68%	76%	59%	116%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.58	$21.73	$21.68	$19.99	$18.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.18	0.17	0.12	0.07
Net realized and unrealized gain/(loss)	9.30	3.20	1.37	3.12	2.07
Total from Investment Operations	9.44	3.38	1.54	3.24	2.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.21)	(0.07)	(0.08)	(0.08)
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Total Dividends and Distributions	(0.47)	(2.53)	(1.49)	(1.55)	(0.76)
Net Asset Value, End of Period	$31.55	$22.58	$21.73	$21.68	$19.99
Total Return*	42.18%	16.37%	9.05%	17.29%	11.54%
Net Assets, End of Period (in thousands)	$679,220	$79,528	$90,754	$54,348	$75,603
Average Net Assets for the Period (in thousands)	$316,791	$86,316	$59,058	$58,166	$104,290
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.66%	0.65%	0.57%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.66%	0.65%	0.57%	0.56%
Ratio of Net Investment Income/(Loss)	0.48%	0.84%	0.85%	0.60%	0.37%
Portfolio Turnover Rate	37%	68%	76%	59%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$22.54	$21.68	$21.63	$19.96	$19.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.20	0.19	0.14	0.01
Net realized and unrealized gain/(loss)	9.31	3.20	1.36	3.10	0.46
Total from Investment Operations	9.44	3.40	1.55	3.24	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.22)	(0.08)	(0.10)	—
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	—
Total Dividends and Distributions	(0.48)	(2.54)	(1.50)	(1.57)	—
Net Asset Value, End of Period	$31.50	$22.54	$21.68	$21.63	$19.96
Total Return*	42.28%	16.50%	9.16%	17.37%	2.41%
Net Assets, End of Period (in thousands)	$78,699	$48,111	$39,056	$26,808	$19,528
Average Net Assets for the Period (in thousands)	$60,719	$39,349	$28,593	$24,664	$12,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.58%	0.58%	0.50%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.58%	0.58%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	0.46%	0.97%	0.92%	0.69%	0.44%
Portfolio Turnover Rate	37%	68%	76%	59%	116%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.62	$20.88	$20.97	$19.47	$18.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.10)	0.01	0.01	(0.05)	(0.04)
Net realized and unrealized gain/(loss)	8.93	3.05	1.32	3.02	2.00
Total from Investment Operations	8.83	3.06	1.33	2.97	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Total Dividends and Distributions	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Net Asset Value, End of Period	$30.14	$21.62	$20.88	$20.97	$19.47
Total Return*	41.11%	15.37%	8.21%	16.26%	10.81%
Net Assets, End of Period (in thousands)	$1,450	$410	$780	$676	$740
Average Net Assets for the Period (in thousands)	$1,227	$804	$695	$667	$974
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.70%	1.74%	1.47%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.50%	1.48%	1.41%	1.23%
Ratio of Net Investment Income/(Loss)	(0.33)%	0.07%	0.04%	(0.24)%	(0.21)%
Portfolio Turnover Rate	37%	68%	76%	59%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.41	$21.55	$21.53	$19.89	$18.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.05	0.07	0.02	—(2)
Net realized and unrealized gain/(loss)	9.27	3.18	1.37	3.09	2.04
Total from Investment Operations	9.24	3.23	1.44	3.11	2.04
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	—	—
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Total Dividends and Distributions	(0.31)	(2.37)	(1.42)	(1.47)	(0.68)
Net Asset Value, End of Period	$31.34	$22.41	$21.55	$21.53	$19.89
Total Return*	41.49%	15.71%	8.52%	16.65%	11.05%
Net Assets, End of Period (in thousands)	$739	$451	$1,032	$1,033	$3,842
Average Net Assets for the Period (in thousands)	$628	$756	$996	$3,068	$3,920
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.46%	1.35%	1.04%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.21%	1.18%	1.03%	0.97%
Ratio of Net Investment Income/(Loss)	(0.09)%	0.27%	0.33%	0.10%	0.00%(3)
Portfolio Turnover Rate	37%	68%	76%	59%	116%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.54	$21.68	$21.63	$19.95	$18.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.15	0.14	0.09	0.05
Net realized and unrealized gain/(loss)	9.30	3.19	1.38	3.11	2.05
Total from Investment Operations	9.37	3.34	1.52	3.20	2.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.16)	(0.05)	(0.05)	(0.05)
Distributions (from capital gains)	(0.31)	(2.32)	(1.42)	(1.47)	(0.68)
Total Dividends and Distributions	(0.43)	(2.48)	(1.47)	(1.52)	(0.73)
Net Asset Value, End of Period	$31.48	$22.54	$21.68	$21.63	$19.95
Total Return*	41.94%	16.22%	8.92%	17.11%	11.35%
Net Assets, End of Period (in thousands)	$1,259,649	$773,177	$730,400	$676,452	$672,788
Average Net Assets for the Period (in thousands)	$1,076,107	$731,491	$652,848	$656,674	$741,874
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.82%	0.81%	0.74%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.81%	0.79%	0.73%	0.72%
Ratio of Net Investment Income/(Loss)	0.24%	0.73%	0.72%	0.44%	0.26%
Portfolio Turnover Rate	37%	68%	76%	59%	116%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

22	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

24	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

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Janus Henderson Contrarian Fund

Notes to Financial Statements

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved

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Janus Henderson Contrarian Fund

Notes to Financial Statements

vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements

applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

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Janus Henderson Contrarian Fund

Notes to Financial Statements

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$11,737,491	$—	$(11,737,491)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citigroup	$201,685	$—	$—	$201,685

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Janus Henderson Contrarian Fund

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $11,737,491. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $12,149,035, resulting in the net amount due to the counterparty of $411,544.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-

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Janus Henderson Contrarian Fund

Notes to Financial Statements

month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the S&P 500® Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.74%.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. The previous expense limit (until February 1, 2021) was 0.83%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

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Janus Henderson Contrarian Fund

Notes to Financial Statements

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are

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Janus Henderson Contrarian Fund

Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $67,116.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Janus Henderson Contrarian Fund

Notes to Financial Statements

of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $2,783.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	49	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $14,997,970 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 117,380,972	$ 300,527,157	$ -	$ -	$ -	$ 88,231	$1,517,827,086

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

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Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,617,204,988	$ 1,549,151,491	$(31,324,405)	$ 1,517,827,086

Information on the tax components of derivatives as of September 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (402,500)	$ 200,815	$ -	$ 200,815

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,734,170	$ 32,703,001	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 64,811,871	$ 274,150,962	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 16,635,849	$ (473,649)	$ (16,162,200)

Capital has been adjusted by $16,635,849, including $11,633,551 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Contrarian Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,037,291	$ 30,699,744	797,716	$ 16,805,877
Reinvested dividends and distributions	15,888	422,291	128,570	2,703,832
Shares repurchased	(296,808)	(8,685,382)	(604,730)	(12,591,021)
Net Increase/(Decrease)	756,371	$ 22,436,653	321,556	$ 6,918,688
Class C Shares:
Shares sold	527,475	$ 14,399,575	109,798	$ 2,111,235
Reinvested dividends and distributions	4,365	106,333	43,434	840,011
Shares repurchased	(141,226)	(3,616,121)	(332,398)	(6,275,351)
Net Increase/(Decrease)	390,614	$ 10,889,787	(179,166)	$ (3,324,105)
Class D Shares:
Shares sold	6,311,733	$185,542,741	3,281,675	$ 65,601,151
Reinvested dividends and distributions	1,551,849	41,387,799	10,434,366	219,956,432
Shares repurchased	(7,445,834)	(213,631,852)	(9,951,377)	(201,332,122)
Net Increase/(Decrease)	417,748	$ 13,298,688	3,764,664	$ 84,225,461
Class I Shares:
Shares sold	20,840,930	$624,629,266	3,617,271	$ 79,268,320
Reinvested dividends and distributions	86,151	2,298,518	480,688	10,137,709
Shares repurchased	(2,922,897)	(86,036,007)	(4,751,959)	(88,368,559)
Net Increase/(Decrease)	18,004,184	$540,891,777	(654,000)	$ 1,037,470
Class N Shares:
Shares sold	1,088,820	$ 33,285,683	582,358	$ 12,176,442
Reinvested dividends and distributions	38,259	1,018,451	212,663	4,474,433
Shares repurchased	(763,485)	(21,463,383)	(461,486)	(8,916,011)
Net Increase/(Decrease)	363,594	$ 12,840,751	333,535	$ 7,734,864
Class R Shares:
Shares sold	70,907	$ 2,016,233	8,405	$ 168,685
Reinvested dividends and distributions	191	4,899	4,013	81,585
Shares repurchased	(41,940)	(1,202,364)	(30,806)	(655,662)
Net Increase/(Decrease)	29,158	$ 818,768	(18,388)	$ (405,392)
Class S Shares:
Shares sold	10,193	$ 296,736	5,629	$ 111,786
Reinvested dividends and distributions	213	5,653	5,188	109,054
Shares repurchased	(6,971)	(196,164)	(38,590)	(713,245)
Net Increase/(Decrease)	3,435	$ 106,225	(27,773)	$ (492,405)
Class T Shares:
Shares sold	12,964,866	$376,240,340	9,029,658	$194,140,958
Reinvested dividends and distributions	567,739	15,135,921	4,138,422	87,196,543
Shares repurchased	(7,832,238)	(225,215,650)	(12,551,221)	(240,382,850)
Net Increase/(Decrease)	5,700,367	$166,160,611	616,859	$ 40,954,651

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,146,965,364	$1,525,490,796	$ -	$ -

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Janus Henderson Contrarian Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Contrarian Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Contrarian Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Contrarian Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

52	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Contrarian Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$44,336,552
Dividends Received Deduction Percentage	29%
Qualified Dividend Income Percentage	31%

54	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Henderson Contrarian Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2021

Janus Henderson Contrarian Fund

Notes

NotesPage1

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Janus Henderson Contrarian Fund

Notes

NotesPage2

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Janus Henderson Contrarian Fund

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93038 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Emerging Markets Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

FUND SNAPSHOT

 The Janus Henderson Emerging Markets Fund seeks long-term growth of capital. The investment team employs a three-lens approach to select investments for the Fund, incorporating country analysis, a rigorous governance framework, and bottom up fundamental research. The country analysis involves an assessment of macro factors that include an issuer’s economic growth profile, the stages of a country’s development, and trends in a country’s political governance and regulatory structures. The bottom-up analysis focuses on fundamental research to discern a differentiated view on the magnitude, duration, quality, and return of earnings and cash flows. We combine this with a rigorous implementation of risk budgeting and disciplined portfolio construction process to create an all-cap, style agnostic portfolio seeking to deliver superior risk-adjusted returns.

Daniel J. Graña Portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund I Shares returned 17.94% over the 12-month period ended September 30, 2021. The Fund’s benchmark, the MSCI Emerging Markets IndexSM, returned 18.20%.

INVESTMENT ENVIRONMENT

Emerging market (EM) stocks rose strongly in the fourth quarter of 2020, spurred by optimism over the approval of several COVID-19 vaccines. Market gains continued through the first two quarters of 2021, as accelerating vaccine rollouts in a number of countries led to easing lockdowns and stronger economic growth. However, EM stocks suffered periods of volatility, especially in the third quarter of 2021 as new virus variants, inflation pressures and supply chain disruptions raised concerns about the strength of the global economic recovery. Uncertainty over regulatory changes in China and potential fiscal policy shifts in Brazil also contributed to market turbulence. The outlook for less accommodative monetary policy pushed interest rates higher, which triggered a rotation away from growth-oriented investments in the third quarter. Against this backdrop, EM stocks delivered strong performance for the 12-month period but lagged the performance of developed market equities.

PERFORMANCE DISCUSSION

As we sought a combination of good companies, good governance and good countries, we continued to follow several global trends we believe are creating attractive long-term opportunities. While we saw positive developments supporting these trends, our relative performance was negatively impacted by the rotation away from longer-duration growth investments in the third quarter of 2021. This contributed to our underperformance relative to the benchmark. Several of our small- and mid-cap investments were also detractors, as investors gravitated to higher-profile index stocks as risk premiums rose. We recognize that periods of uncertainty may be challenging for our smaller-cap, less well-known investments, many of which have recently gone public. Yet this all-cap strategy is aimed at capitalizing on long-term potential in innovative companies that may not yet be recognized by the market. We generally accept short-term periods of stock underperformance as long as we have confidence in a company’s fundamentals, corporate governance and macro backdrop.

Linklogis was a case in point. This Chinese company uses blockchain technology, artificial intelligence and natural language processing to provide low-cost supply chain financing solutions for small- and medium-size businesses. We invested in the company given our interest in digitization, and we continued to see positive trends for the business supported by its technological capabilities, experienced management team and strong corporate governance structure. The stock was a detractor, however, as increased regulatory uncertainty in China led to a sell-off in technology stocks. We believed the stock price decline was out of line with fundamentals. In our view, the company’s solutions have the potential to

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

unleash innovation and economic benefit in China, which may help it stay on the right side of government policy.

Afya, another detractor, is a technology-enabled medical education company in Brazil. Through its strategic acquisition strategy, Afya has capitalized on consolidation in Brazil’s medical education ecosystem, while helping to standardize and improve the quality of the country’s medical curriculum. It has also sought to capitalize on its connections with students through an end-to-end platform that physicians can use after graduation to digitize the entire health care process. While Afya reported solid earnings, investors were disappointed with its guidance for the second half of 2021. Its longer-duration digital business was also viewed less favorably as interest rates rose. The stock declined, and Afya was another detractor for the period. We continued to hold the investment given our favorable view of the company’s competitive position and long-term business strategy.

Positive contributors included several companies capitalizing on the drive toward decarbonization, especially in China. President Xi Jinping has laid out ambitious plans to reach carbon neutrality by 2060. This aggressive timeline will necessitate significant investments in renewable energy and electric vehicles, and we have identified a number of well-managed, well-positioned companies that operate in this ecosystem. Yunnan Energy New Material produces separators for lithium batteries, which are key components in many green energy applications. The business continued to grow rapidly, supported by accelerating electric vehicle demand and market share gains, and Yunnan Energy was a top contributor to the Fund’s relative performance. The construction of electric vehicles and solar arrays also requires large amounts of copper. This led us to invest in Ivanhoe Mines, which is ramping up to become a major global copper producer with its Kamoa-Kakula mine. The stock was another strong performer, supported by robust copper demand in the first half of 2021. We remained positive on the long-term outlook for both companies.

OUTLOOK

Our investment strategy remains guided by our multi-lens approach that considers company fundamentals and governance as well as the macro and policy landscape. On the macro side, we have become more cautious about the global economic outlook given uncertainties over the pandemic and crosscurrents for the commodities markets and global supply chains. These crosscurrents have led to both slower growth and higher inflation, a challenging landscape for both policy makers and companies to navigate. We will continue to monitor macro risks, including policy decisions from central banks that may have reverberations for the emerging markets. We also recognize the potential for slowing economic growth in China as the country faces new COVID-19 outbreaks, higher raw material costs and supply shortages. While we recognize that these pressures may lead to near-term market volatility, we believe China’s policy makers have the necessary tools to balance their goals of decarbonization, deleveraging and regulation while maintaining a satisfactory pace of economic growth. We continue to take a long-term view that seeks to capitalize on trends such as digital innovation, improving living standards, expanded access to health care and investments to address global challenges such as the climate crisis. As we look to capitalize on these opportunities, we remain committed to seeking a combination of good companies, good governance, and good countries. We believe this strategy may lead to favorable investment outcomes over the longer term.

Thank you for your investment in Janus Henderson Emerging Markets Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Alibaba Group Holding Ltd	4.07%	1.68%	Linklogis Inc - Class B	0.67%	-1.32%
Yunnan Energy New Material Co Ltd - Class A	0.55%	1.35%	Afya Ltd	1.38%	-0.86%
Ivanhoe Mines Ltd	2.23%	1.20%	New Horizon Health Ltd	0.74%	-0.84%
Hansol Chemical Co Ltd	1.26%	1.10%	Americanas SA	0.72%	-0.72%
Varun Beverages Ltd	1.58%	0.98%	Shimao Property Holdings Ltd	0.35%	-0.67%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Materials	1.58%	6.61%	8.06%
	Information Technology	1.57%	25.80%	20.42%
	Communication Services	1.41%	13.64%	11.67%
	Consumer Staples	1.21%	2.74%	5.73%
	Utilities	0.76%	0.59%	2.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Emerging Markets Index
		Contribution	Average Weight	Average Weight
	Financials	-2.18%	11.60%	18.04%
	Health Care	-1.62%	4.46%	4.64%
	Industrials	-1.08%	5.91%	4.51%
	Energy	-0.66%	1.58%	5.02%
	Real Estate	-0.41%	2.69%	2.06%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	8.6%
Tencent Holdings Ltd
Interactive Media & Services	6.1%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	5.2%
Housing Development Finance Corp Ltd
Thrifts & Mortgage Finance	3.7%
ICICI Bank Ltd
Banks	2.3%
25.9%

Asset Allocation - (% of Net Assets)
Common Stocks	95.1%
Investment Companies	3.9%
Preferred Stocks	1.4%
Other	(0.4)%
100.0%

Emerging markets comprised 87.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	17.68%	7.16%	6.26%	2.60%	1.87%	1.38%
Class A Shares at MOP	10.93%	5.91%	5.63%	2.03%
Class C Shares at NAV	16.67%	6.32%	5.45%	1.82%	2.64%	2.12%
Class C Shares at CDSC	15.67%	6.32%	5.45%	1.82%
Class D Shares	17.85%	7.26%	6.31%	2.64%	1.71%	1.19%
Class I Shares	17.94%	7.41%	6.53%	2.85%	1.54%	1.10%
Class N Shares	18.00%	7.47%	6.44%	2.75%	1.49%	1.03%
Class S Shares	17.47%	7.02%	6.03%	2.35%	5.74%	1.54%
Class T Shares	17.79%	7.18%	6.23%	2.55%	1.83%	1.28%
MSCI Emerging Markets Index	18.20%	9.23%	6.09%	3.25%
Morningstar Quartile - Class I Shares	3rd	4th	2nd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	475/801	542/676	216/444	253/393

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Performance

non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 31, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$959.80	$6.73	$1,000.00	$1,018.20	$6.93	1.37%
Class C Shares	$1,000.00	$955.20	$10.34	$1,000.00	$1,014.49	$10.66	2.11%
Class D Shares	$1,000.00	$960.00	$5.80	$1,000.00	$1,019.15	$5.97	1.18%
Class I Shares	$1,000.00	$960.70	$5.46	$1,000.00	$1,019.50	$5.62	1.11%
Class N Shares	$1,000.00	$960.80	$5.06	$1,000.00	$1,019.90	$5.22	1.03%
Class S Shares	$1,000.00	$958.70	$7.56	$1,000.00	$1,017.35	$7.79	1.54%
Class T Shares	$1,000.00	$960.00	$6.29	$1,000.00	$1,018.65	$6.48	1.28%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 95.1%
Auto Components – 1.1%
Zhejiang Yinlun Machinery Co Ltd - Class A	752,054	$1,185,362
Automobiles – 1.4%
Li Auto Inc (ADR)*	57,297	1,506,338
Banks – 7.2%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT	6,952,200	1,680,070
China Merchants Bank Co Ltd - Class A	205,134	1,605,962
ICICI Bank Ltd	266,782	2,507,858
Itau Unibanco Holding SA (ADR)	122,830	647,314
Vietnam Technological & Commercial Joint Stock Bank*	624,500	1,346,713
		7,787,917
Beverages – 2.8%
Becle SAB de CV	449,935	977,162
Varun Beverages Ltd	164,579	1,987,003
		2,964,165
Building Products – 1.2%
China Lesso Group Holdings Ltd	366,000	584,003
Xinyi Glass Holdings Ltd	228,000	677,292
		1,261,295
Chemicals – 3.0%
Hansol Chemical Co Ltd	5,929	1,721,485
LG Chem Ltd	2,378	1,554,618
		3,276,103
Communications Equipment – 1.6%
Accton Technology Corp	181,000	1,701,904
Containers & Packaging – 0.8%
Yunnan Energy New Material Co Ltd - Class A	20,488	890,355
Diversified Consumer Services – 1.2%
Afya Ltd*	66,549	1,313,677
Diversified Financial Services – 3.6%
HH&L Acquisition Co*	129,577	1,286,700
Linklogis Inc - Class B*	551,439	562,710
Linklogis Inc - Class B (144A)*	704,500	718,900
Provident Acquisition Corp*	125,507	1,257,580
		3,825,890
Electrical Equipment – 1.9%
Ming Yang Smart Engergy Group Ltd - Class A	337,273	1,305,265
Shenzhen Megmeet Electrical Co Ltd - Class A	147,999	736,701
		2,041,966
Electronic Equipment, Instruments & Components – 4.5%
Hon Hai Precision Industry Co Ltd	543,000	2,029,468
Sinbon Electronics Co Ltd	136,000	1,145,755
Wingtech Technology Co Ltd - Class A	112,923	1,626,300
		4,801,523
Entertainment – 1.4%
Sea Ltd (ADR)*	4,641	1,479,226
Food & Staples Retailing – 1.1%
Dino Polska SA (144A)*	14,155	1,182,345
Health Care Providers & Services – 1.7%
New Horizon Health Ltd (144A)*	189,500	826,747
Notre Dame Intermedica Participacoes SA	72,338	991,228
		1,817,975
Hotels, Restaurants & Leisure – 1.7%
Yum China Holdings Inc	30,600	1,800,976
Information Technology Services – 2.4%
21Vianet Group Inc (ADR)*	76,288	1,320,545
Network International Holdings PLC (144A)*	268,221	1,311,989
		2,632,534

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Insurance – 1.0%
AIA Group Ltd	90,800	$1,045,518
Interactive Media & Services – 10.7%
NAVER Corp	4,745	1,547,438
Tencent Holdings Ltd	111,900	6,561,380
VTEX - Class A*	71,521	1,471,187
Yandex NV*	24,110	1,921,326
		11,501,331
Internet & Direct Marketing Retail – 8.1%
Alibaba Group Holding Ltd*	124,532	2,316,371
Meituan Dianping (144A)*	51,900	1,620,718
MercadoLibre Inc*	1,036	1,739,858
Naspers Ltd	7,863	1,296,498
Ozon Holdings PLC (ADR)*	33,459	1,688,007
		8,661,452
Life Sciences Tools & Services – 0.8%
Syngene International Ltd (144A)*	103,371	834,276
Machinery – 0.9%
Sany Heavy Industry Co Ltd	254,165	1,003,300
Metals & Mining – 4.1%
Anglo American PLC	43,767	1,509,513
Ivanhoe Mines Ltd*	343,934	2,199,831
Solaris Resources Inc*	76,471	664,834
		4,374,178
Oil, Gas & Consumable Fuels – 2.1%
LUKOIL PJSC (ADR)	23,932	2,278,454
Paper & Forest Products – 1.0%
Suzano SA*	108,820	1,089,619
Pharmaceuticals – 1.5%
Everest Medicines Ltd (144A)*	174,000	1,094,288
Zhaoke Ophthalmology Ltd (144A)*	543,000	518,859
		1,613,147
Real Estate Management & Development – 1.5%
Vinhomes JSC (144A)	464,958	1,591,726
Road & Rail – 2.0%
Full Truck Alliance Co (ADR)*	142,787	2,188,925
Semiconductor & Semiconductor Equipment – 13.0%
LEENO Industrial Inc	5,488	815,265
LONGi Green Energy Technology Co Ltd - Class A	87,272	1,110,858
LONGi Green Engergy Technology Co Ltd- Class A	3,700	47,096
MediaTek Inc	41,000	1,321,684
SK Hynix Inc	15,938	1,375,503
Taiwan Semiconductor Manufacturing Co Ltd	449,000	9,259,680
		13,930,086
Software – 0.2%
Tuya Inc (ADR)*	19,712	178,788
Specialty Retail – 0.7%
Wilcon Depot Inc	1,329,400	712,323
Technology Hardware, Storage & Peripherals – 5.2%
Samsung Electronics Co Ltd	89,100	5,550,165
Thrifts & Mortgage Finance – 3.7%
Housing Development Finance Corp Ltd	109,253	3,998,373
Total Common Stocks (cost $89,357,894)		102,021,212
Preferred Stocks– 1.4%
Biotechnology – 0.3%
ShouTi Inc PP*,¢,§	92,696	375,261
Health Care Providers & Services – 0.5%
API Holdings Private Ltd PP*,¢,§	6,894	548,011

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2021

Shares		Value
Preferred Stocks– (continued)
Pharmaceuticals – 0.6%
CANbridge Pharmaceuticals Inc PP*,¢,§	40,125	$592,646
Total Preferred Stocks (cost $1,520,933)		1,515,918
Investment Companies– 3.9%
Money Markets – 3.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $4,136,863)	4,136,449	4,136,863
Total Investments (total cost $95,015,690) – 100.4%		107,673,993
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(409,957)
Net Assets – 100%		$107,264,036

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$32,278,654	30.0%
Taiwan	16,937,717	15.7
South Korea	12,564,474	11.7
India	9,875,521	9.2
Russia	5,887,787	5.5
Brazil	5,513,025	5.1
Hong Kong	4,267,090	4.0
United States	4,136,863	3.8
Vietnam	2,938,439	2.7
Canada	2,864,665	2.7
United Kingdom	2,821,502	2.6
Argentina	1,739,858	1.6
Indonesia	1,680,070	1.5
South Africa	1,296,498	1.2
Poland	1,182,345	1.1
Mexico	977,162	0.9
Philippines	712,323	0.7

Total	$107,673,993	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$1,939	$(63)	$-	$4,136,863

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	1,591,732	71,860,939	(69,315,745)	4,136,863

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $9,699,848, which represents 9.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $1,515,918, which represents 1.4% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted Securities (as of September 30, 2021)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd PP	9/27/21	$553,026	$548,011	0.5%
CANbridge Pharmaceuticals Inc PP	4/27/21	592,646	592,646	0.6
ShouTi Inc PP	7/30/21	375,261	375,261	0.3
Total		$1,520,933	$1,515,918	1.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

12	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Automobiles	$1,506,338	$-	$-
Banks	647,314	7,140,603	-
Beverages	977,162	1,987,003	-
Diversified Consumer Services	1,313,677	-	-
Diversified Financial Services	3,106,990	718,900	-
Entertainment	1,479,226	-	-
Health Care Providers & Services	991,228	826,747	-
Information Technology Services	1,320,545	1,311,989	-
Interactive Media & Services	3,392,513	8,108,818	-
Internet & Direct Marketing Retail	3,427,865	5,233,587	-
Metals & Mining	2,864,665	1,509,513	-
Paper & Forest Products	1,089,619	-	-
Road & Rail	2,188,925	-	-
Software	178,788	-	-
All Other	-	50,699,197	-
Preferred Stocks	-	-	1,515,918
Investment Companies	-	4,136,863	-
Total Assets	$24,484,855	$81,673,220	$1,515,918

Level 3 Valuation Reconciliation of Assets (for the year ended September 30, 2021)

	Balance as of September 30, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of September 30, 2021
Investment in Securities:
Preferred Stocks
Biotechnology	$ -	$ -	$ -	$ 375,261	$ -	$ -	$ 375,261
Health Care Providers & Services	-	-	(2,865)	550,876	-	-	548,011
Pharmaceuticals	-	-	-	592,646	-	-	592,646
Total	$ -	$ -	$ (2,865)	$1,518,783	$ -	$ -	$ 1,515,918
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $90,878,827)	$103,537,130
Affiliated investments, at value (cost $4,136,863)	4,136,863
Cash denominated in foreign currency (cost $30,850)	30,850
Non-interested Trustees' deferred compensation	2,677
Receivables:
Investments sold	304,954
Dividends	82,217
Fund shares sold	67,014
Foreign tax reclaims	1,043
Dividends from affiliates	173
Other assets	15,862
Total Assets	108,178,783
Liabilities:
Due to custodian	1
Payables:	—
Investments purchased	565,937
Fund shares repurchased	129,949
Advisory fees	80,332
Professional fees	73,060
Custodian fees	10,737
Transfer agent fees and expenses	7,521
Non-interested Trustees' deferred compensation fees	2,677
12b-1 Distribution and shareholder servicing fees	2,656
Foreign tax liability	2,211
Non-interested Trustees' fees and expenses	779
Affiliated fund administration fees payable	232
Accrued expenses and other payables	38,655
Total Liabilities	914,747
Net Assets	$107,264,036

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$96,380,833
Total distributable earnings (loss) (includes $2,211 of foreign capital gains tax)	10,883,203
Total Net Assets	$107,264,036
Net Assets - Class A Shares	$4,986,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	426,709
Net Asset Value Per Share(1)	$11.68
Maximum Offering Price Per Share(2)	$12.39
Net Assets - Class C Shares	$1,802,167
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	159,589
Net Asset Value Per Share(1)	$11.29
Net Assets - Class D Shares	$17,993,068
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,529,014
Net Asset Value Per Share	$11.77
Net Assets - Class I Shares	$19,208,245
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,636,286
Net Asset Value Per Share	$11.74
Net Assets - Class N Shares	$60,241,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,117,560
Net Asset Value Per Share	$11.77
Net Assets - Class S Shares	$92,936
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,844
Net Asset Value Per Share	$11.85
Net Assets - Class T Shares	$2,940,260
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	250,136
Net Asset Value Per Share	$11.75

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$1,333,966
Dividends from affiliates	1,939
Other income	457
Foreign tax withheld	(150,367)
Total Investment Income	1,185,995
Expenses:
Advisory fees	1,062,241
12b-1 Distribution and shareholder servicing fees:
Class A Shares	12,518
Class C Shares	23,660
Class S Shares	282
Transfer agent administrative fees and expenses:
Class D Shares	23,319
Class S Shares	282
Class T Shares	7,738
Transfer agent networking and omnibus fees:
Class A Shares	3,884
Class C Shares	1,917
Class I Shares	16,696
Other transfer agent fees and expenses:
Class A Shares	318
Class C Shares	146
Class D Shares	5,842
Class I Shares	932
Class N Shares	1,569
Class S Shares	8
Class T Shares	53
Registration fees	109,682
Professional fees	69,310
Custodian fees	45,490
Shareholder reports expense	14,105
Affiliated fund administration fees	2,996
Non-interested Trustees’ fees and expenses	1,581
Other expenses	70,141
Total Expenses	1,474,710
Less: Excess Expense Reimbursement and Waivers	(281,580)
Net Expenses	1,193,130
Net Investment Income/(Loss)	(7,135)

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $182,554)	$11,980,416
Investments in affiliates	(63)
Total Net Realized Gain/(Loss) on Investments	11,980,353
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of increase in deferred foreign taxes of $2,211)	(327,611)
Total Change in Unrealized Net Appreciation/Depreciation	(327,611)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,645,607

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020(1) As Restated

Operations:
Net investment income/(loss)	$(7,135)	$396,239
Net realized gain/(loss) on investments	11,980,353	(3,102,112)
Change in unrealized net appreciation/depreciation	(327,611)	11,765,219
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,645,607	9,059,346
Dividends and Distributions to Shareholders:
Class A Shares	(38,800)	(63,132)
Class C Shares	(3,802)	(15,232)
Class D Shares	(131,423)	(176,488)
Class I Shares	(247,374)	(542,789)
Class N Shares	(452,579)	(307,706)
Class S Shares	(859)	(597)
Class T Shares	(27,803)	(42,971)
Net Decrease from Dividends and Distributions to Shareholders	(902,640)	(1,148,915)
Capital Share Transactions:
Class A Shares	359,459	(1,387,104)
Class C Shares	(1,275,874)	(1,102,842)
Class D Shares	6,221,816	(1,499,746)
Class I Shares	(3,990,449)	(17,899,480)
Class N Shares	20,025,314	16,680,024
Class S Shares	(17,466)	5,995
Class T Shares	86,155	(957,215)
Net Increase/(Decrease) from Capital Share Transactions	21,408,955	(6,160,368)
Net Increase/(Decrease) in Net Assets	32,151,922	1,750,063
Net Assets:
Beginning of period	75,112,114	73,362,051
End of period	$107,264,036	$75,112,114

(1) As Restated, see Note 7 in Notes to Financial Statements

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$10.02	$8.72	$9.48	$10.36	$10.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)	0.02	0.10	0.10	0.04
Net realized and unrealized gain/(loss)	1.79	1.40	(0.55)	(0.67)	0.13
Total from Investment Operations	1.76	1.42	(0.45)	(0.57)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.12)	(0.13)	(0.10)	—
Distributions (from capital gains)	—	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.10)	(0.12)	(0.31)	(0.31)	—
Net Asset Value, End of Period	$11.68	$10.02	$8.72	$9.48	$10.36
Total Return*	17.58%	16.32%	(4.66)%(3)	(5.80)%	1.67%
Net Assets, End of Period (in thousands)	$4,986	$4,000	$4,859	$15,771	$15,562
Average Net Assets for the Period (in thousands)	$4,989	$4,394	$8,932	$16,103	$15,471
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.87%	1.65%	1.51%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.37%	1.30%	1.33%	1.46%
Ratio of Net Investment Income/(Loss)	(0.25)%	0.27%	1.11%	0.93%	2.18%
Portfolio Turnover Rate	76%	110%	68%	26%	2%

Class C Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.69	$8.42	$9.12	$9.98	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.12)	(0.04)	0.05	0.01	0.02
Net realized and unrealized gain/(loss)	1.74	1.35	(0.55)	(0.65)	0.13
Total from Investment Operations	1.62	1.31	(0.50)	(0.64)	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.02)	(0.01)	—
Distributions (from capital gains)	—	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.02)	(0.04)	(0.20)	(0.22)	—
Net Asset Value, End of Period	$11.29	$9.69	$8.42	$9.12	$9.98
Total Return*	16.67%	15.56%	(5.38)%(4)	(6.59)%	1.53%
Net Assets, End of Period (in thousands)	$1,802	$2,573	$3,432	$5,985	$9,017
Average Net Assets for the Period (in thousands)	$2,385	$2,927	$4,604	$8,442	$8,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.48%	2.61%	2.54%	2.26%	2.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%	2.09%	2.11%	2.07%	2.35%
Ratio of Net Investment Income/(Loss)	(1.06)%	(0.44)%	0.56%	0.11%	1.29%
Portfolio Turnover Rate	76%	110%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.89)%.

(4) Total return without the effect of affiliated payments would have been (5.61)%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$9.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10
Net realized and unrealized gain/(loss)	1.05
Total from Investment Operations	1.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)
Total Dividends and Distributions	(0.06)
Net Asset Value, End of Period	$10.19
Total Return*	12.80%
Net Assets, End of Period (in thousands)	$15,124
Average Net Assets for the Period (in thousands)	$12,523
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%
Ratio of Net Investment Income/(Loss)	1.05%
Portfolio Turnover Rate	32%

Class C Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$8.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03
Net realized and unrealized gain/(loss)	1.02
Total from Investment Operations	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)
Total Dividends and Distributions	(0.01)
Net Asset Value, End of Period	$9.83
Total Return*	12.03%
Net Assets, End of Period (in thousands)	$8,530
Average Net Assets for the Period (in thousands)	$6,219
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%
Ratio of Net Investment Income/(Loss)	0.37%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$10.09	$8.78	$9.53	$10.41	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.05	0.14	0.11	0.04
Net realized and unrealized gain/(loss)	1.81	1.41	(0.59)	(0.67)	0.13
Total from Investment Operations	1.80	1.46	(0.45)	(0.56)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.15)	(0.12)	(0.11)	—
Distributions (from capital gains)	—	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.12)	(0.15)	(0.30)	(0.32)	—
Net Asset Value, End of Period	$11.77	$10.09	$8.78	$9.53	$10.41
Total Return*	17.85%	16.66%	(4.59)%(3)	(5.64)%	1.66%
Net Assets, End of Period (in thousands)	$17,993	$10,854	$10,957	$13,104	$16,053
Average Net Assets for the Period (in thousands)	$20,727	$10,785	$12,337	$15,607	$16,501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.70%	1.80%	1.38%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.19%	1.19%	1.15%	1.46%
Ratio of Net Investment Income/(Loss)	(0.07)%	0.50%	1.51%	1.08%	2.18%
Portfolio Turnover Rate	76%	110%	68%	26%	2%

Class I Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$10.07	$8.78	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(4)	0.05	0.14	0.12	0.04
Net realized and unrealized gain/(loss)	1.80	1.41	(0.57)	(0.69)	0.14
Total from Investment Operations	1.80	1.46	(0.43)	(0.57)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.17)	(0.13)	(0.12)	—
Distributions (from capital gains)	—	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.13)	(0.17)	(0.31)	(0.33)	—
Net Asset Value, End of Period	$11.74	$10.07	$8.78	$9.52	$10.42
Total Return*	17.94%	16.68%	(4.38)%(5)	(5.72)%	1.76%
Net Assets, End of Period (in thousands)	$19,208	$19,939	$34,499	$107,276	$112,952
Average Net Assets for the Period (in thousands)	$21,247	$25,327	$71,330	$119,036	$110,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.54%	1.45%	1.26%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.13%	1.09%	1.20%
Ratio of Net Investment Income/(Loss)	(0.02)%	0.50%	1.49%	1.17%	2.42%
Portfolio Turnover Rate	76%	110%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.82)%.

(4) Less than $0.005 on a per share basis.

(5) Total return without the effect of affiliated payments would have been (4.61)%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.12
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$16,527
Average Net Assets for the Period (in thousands)	$14,711
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	4.63%
Portfolio Turnover Rate	32%

Class I Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15
Net realized and unrealized gain/(loss)	1.03
Total from Investment Operations	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)
Total Dividends and Distributions	(0.07)
Net Asset Value, End of Period	$10.24
Total Return*	13.15%
Net Assets, End of Period (in thousands)	$107,513
Average Net Assets for the Period (in thousands)	$62,396
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%
Ratio of Net Investment Income/(Loss)	1.63%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$10.09	$8.79	$9.53	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.06	0.15	0.12	0.05
Net realized and unrealized gain/(loss)	1.80	1.40	(0.57)	(0.68)	0.13
Total from Investment Operations	1.81	1.46	(0.42)	(0.56)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.16)	(0.14)	(0.12)	—
Distributions (from capital gains)	—	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.13)	(0.16)	(0.32)	(0.33)	—
Net Asset Value, End of Period	$11.77	$10.09	$8.79	$9.53	$10.42
Total Return*	18.00%	16.74%	(4.33)%(3)	(5.63)%	1.76%
Net Assets, End of Period (in thousands)	$60,241	$35,207	$16,531	$25,134	$41,206
Average Net Assets for the Period (in thousands)	$53,668	$30,308	$21,520	$29,832	$41,394
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.48%	1.41%	1.20%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.03%	1.03%	1.03%	1.05%
Ratio of Net Investment Income/(Loss)	0.10%	0.68%	1.65%	1.15%	2.59%
Portfolio Turnover Rate	76%	110%	68%	26%	2%

Class S Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$10.17	$8.81	$9.51	$10.41	$10.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.05)	0.02	0.08	0.13	0.04
Net realized and unrealized gain/(loss)	1.83	1.41	(0.52)	(0.73)	0.14
Total from Investment Operations	1.78	1.43	(0.44)	(0.60)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.07)	(0.08)	(0.09)	—
Distributions (from capital gains)	—	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.10)	(0.07)	(0.26)	(0.30)	—
Net Asset Value, End of Period	$11.85	$10.17	$8.81	$9.51	$10.41
Total Return*	17.47%	16.26%	(4.49)%(4)	(5.98)%	1.76%
Net Assets, End of Period (in thousands)	$93	$95	$77	$1,753	$316
Average Net Assets for the Period (in thousands)	$113	$79	$488	$1,189	$311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.44%	5.74%	2.25%	1.85%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.46%	1.18%	1.47%	1.51%
Ratio of Net Investment Income/(Loss)	(0.38)%	0.27%	0.89%	1.28%	2.11%
Portfolio Turnover Rate	76%	110%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.56)%.

(4) Total return without the effect of affiliated payments would have been (4.72)%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017
Net Asset Value, Beginning of Period	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40
Net realized and unrealized gain/(loss)	0.79
Total from Investment Operations	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)
Total Dividends and Distributions	(0.08)
Net Asset Value, End of Period	$10.24
Total Return*	13.17%
Net Assets, End of Period (in thousands)	$40,785
Average Net Assets for the Period (in thousands)	$6,417
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%
Ratio of Net Investment Income/(Loss)	4.20%
Portfolio Turnover Rate	32%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.23
Total Return*	1.79%
Net Assets, End of Period (in thousands)	$304
Average Net Assets for the Period (in thousands)	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%
Ratio of Net Investment Income/(Loss)	4.51%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$10.08	$8.78	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.04	0.13	0.10	0.04
Net realized and unrealized gain/(loss)	1.80	1.40	(0.57)	(0.68)	0.14
Total from Investment Operations	1.78	1.44	(0.44)	(0.58)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.12)	(0.11)	—
Distributions (from capital gains)	—	—	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.11)	(0.14)	(0.30)	(0.32)	—
Net Asset Value, End of Period	$11.75	$10.08	$8.78	$9.52	$10.42
Total Return*	17.69%	16.43%	(4.56)%(3)	(5.86)%	1.76%
Net Assets, End of Period (in thousands)	$2,940	$2,444	$3,008	$4,862	$7,770
Average Net Assets for the Period (in thousands)	$3,095	$2,477	$4,046	$7,275	$7,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.82%	1.73%	1.45%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.28%	1.27%	1.26%	1.30%
Ratio of Net Investment Income/(Loss)	(0.18)%	0.40%	1.41%	0.93%	2.34%
Portfolio Turnover Rate	76%	110%	68%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Total return without the effect of affiliated payments would have been (4.79)%.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$7,629
Average Net Assets for the Period (in thousands)	$6,024
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%
Ratio of Net Investment Income/(Loss)	5.01%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Emerging Markets Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's first fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

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Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available. For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs. In addition, the table provides a narrative description of the uncertainty of the fair value measurement based on the use of significant unobservable inputs that have been different, or that reasonable could have been different, at the reporting date.

Asset	Fair Value at September 30, 2021	Valuation Technique	Unobservable Input	Input Amount or Range	Impact to Valuation from an Increase in Input
Preferred Stock
Biotechnology	$375,261	Market Approach	Transaction Price	$4.05	Increase
Health Care Providers & Services	$548,011	Market Approach	Transaction Price	INR 5,900	Increase
Pharmaceuticals	$592,646	Market Approach	Transaction Price	$14.77	Increase

INR Indian Rupee

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

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Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the

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Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a

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significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Special Purpose Acquisition Companies (SPAC)

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Over $2 Billion	0.85

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.03% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations,

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and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

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then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $1,520.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $30.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	92	52
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,437,729	$ -	$ (1,565,969)	$ -	$ -	$ 8,380	$ 10,003,063

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,565,969)	$ -	$ (1,565,969)

During the year ended September 30, 2021, capital loss carryovers of $11,285,998 were utilized by the Fund.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 97,668,719	$15,910,392	$ (5,905,118)	$ 10,005,274

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 902,640	$ -	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,148,915	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 761,049	$ (761,049)

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	178,947	$ 2,206,832	188,412	$ 1,785,489
Reinvested dividends and distributions	3,383	38,800	6,582	62,859
Shares repurchased	(154,674)	(1,886,173)	(353,358)	(3,235,452)
Net Increase/(Decrease)	27,656	$ 359,459	(158,364)	$ (1,387,104)
Class C Shares:
Shares sold	16,056	$ 194,003	160,924	$ 1,528,333
Reinvested dividends and distributions	340	3,793	1,628	15,123
Shares repurchased	(122,409)	(1,473,670)	(304,537)	(2,646,298)
Net Increase/(Decrease)	(106,013)	$ (1,275,874)	(141,985)	$ (1,102,842)
Class D Shares:
Shares sold	1,995,197	$25,518,859	280,747	$ 2,525,693
Reinvested dividends and distributions	11,263	129,977	18,120	173,947
Shares repurchased	(1,553,046)	(19,427,020)	(470,571)	(4,199,386)
Net Increase/(Decrease)	453,414	$ 6,221,816	(171,704)	$ (1,499,746)
Class I Shares:
Shares sold	188,840	$ 2,310,448	707,341	$ 6,316,278
Reinvested dividends and distributions	21,333	245,325	56,073	537,175
Shares repurchased	(553,189)	(6,546,222)	(2,713,177)	(24,752,933)
Net Increase/(Decrease)	(343,016)	$ (3,990,449)	(1,949,763)	$(17,899,480)
Class N Shares:
Shares sold	1,932,868	$23,679,300	2,558,973	$ 24,980,004
Reinvested dividends and distributions	39,252	452,579	32,086	307,706
Shares repurchased	(342,716)	(4,106,565)	(983,633)	(8,607,686)
Net Increase/(Decrease)	1,629,404	$20,025,314	1,607,426	$ 16,680,024
Class S Shares:
Shares sold	790	$ 9,712	1,378	$ 12,859
Reinvested dividends and distributions	74	859	62	597
Shares repurchased	(2,330)	(28,037)	(824)	(7,461)
Net Increase/(Decrease)	(1,466)	$ (17,466)	616	$ 5,995
Class T Shares:
Shares sold	70,496	$ 867,562	34,581	$ 314,136
Reinvested dividends and distributions	2,411	27,803	4,476	42,971
Shares repurchased	(65,195)	(809,210)	(139,330)	(1,314,322)
Net Increase/(Decrease)	7,712	$ 86,155	(100,273)	$ (957,215)

6.  Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$95,816,149	$ 77,225,996	$ -	$ -

7. Restatement

Subsequent to the issuance of the financial statements for the year ended September 30, 2021, management identified a material error in accounting for certain corporate actions, resulting in an understatement of reported realized

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements

loss on investments and an understatement of the change in unrealized appreciation within the Fund’s September 30, 2020 financial statements. As a result, the accompanying financial statements for the year ended September 30, 2020 for the Fund have been restated from amounts previously reported to correct the error. The error did not impact the Fund’s net assets, total return, net investment income or the Financial Highlights.

The following table presents the previously reported and corrected information on the Statements of Changes in Net Assets:

	Year ended, September 30, 2020
	As Reported	Adjustment	As Restated
Net realized gain/(loss) on investments	$(1,705,976)	$(1,396,136)	$(3,102,112)
Change in unrealized net appreciation/(depreciation)	$10,369,083	$1,396,136	$11,765,219

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Emerging Markets Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Restatement of Previously Issued Financial Statements

As discussed in Note 7 to the financial statements, the Fund has restated its September 30, 2020 financial statements to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, investee company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021, except for the effects of the restatement discussed in Note 7 to the financial statements, as to which the date is November 28, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Emerging Markets Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Foreign Taxes Paid	$146,862
Foreign Source Income	$1,207,110
Qualified Dividend Income Percentage	26%

56	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

58	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	59

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

62	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Daniel J. Graña 151 Detroit Street Denver, CO 80206 DOB:1971	Executive Vice President and Portfolio Manager Janus Henderson Emerging Markets Fund	9/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager at Putnam Investment Management, LLC (2003-2019).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2021

Janus Henderson Emerging Markets Fund

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93079 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Enterprise Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

 We believe that investing in companies with sustainable growth can deliver a portfolio with compelling results and allow us to outperform our benchmark and peers, while also looking to mitigate volatility. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Enterprise Fund Class I Shares returned 33.02% over the 12-month period ended September 30, 2021. The Fund’s benchmark, the Russell Midcap® Growth Index, returned 30.45%.

INVESTMENT ENVIRONMENT

Stocks rose strongly in the fourth quarter of 2020 as resilient economic and earnings growth and optimism over new COVID-19 vaccines lifted investor sentiment. Congress also passed the $1.9 trillion American Rescue Plan, which included cash payments to most households. Stocks rose through the first half of 2021, as an accelerating vaccine rollout helped support healthy economic and earnings growth. However, stocks suffered periods of volatility, especially in the third quarter as the spread of the new Delta variant led to renewed pandemic concerns. Supply constraints and higher input costs also fueled inflation, which drove interest rates higher late in the third quarter. The Federal Reserve (Fed) also signaled it would begin tapering its monetary support before year-end, which added to upward pressure on interest rates. Through much of the period, investors shifted between growth stocks and more cyclically driven value opportunities as they awaited more clarity on the economic outlook. Rising interest rates in the third quarter fueled a rotation away from growth stocks, however. As a result, mid-cap growth underperformed mid-cap value for the 12-month period, as measured by the Russell indices.

PERFORMANCE DISCUSSION

The past few years have seen unusual behavior in the mid-cap growth market. For much of 2020, market returns were driven by a narrow group of high-valuation growth stocks. We approached these stocks with caution because we felt that in many cases their valuations weren’t supported by longer-term fundamentals. During 2021, however, we have been encouraged to see periods of rationality, as investors paid increased attention to relative valuations and profitability. This renewed focus on fundamentals worked to our advantage, as a number of our reasonably valued growth investments were rewarded with strong stock performance. Our disciplined approach to seeking opportunity while managing risk also helped the portfolio hold its value during the periods of market volatility, such as the third quarter of 2021. As a result, the Fund delivered a strong positive return for the 12-month period while also outperforming the benchmark index.

Several information technology investments were notable positive contributors. Long-term holding ON Semiconductor benefited from strong demand and pricing trends for the global chip market, as well as from its foothold in fast-growing end markets such as electric vehicle production, automation and the Internet of Things. Under the guidance of a new management team, ON Semiconductor streamlined its manufacturing operations and boosted its profit margins, and it released multi-year financial targets that were well received by the market. The stock was a strong performer for the period. Lam Research, another contributor, supplies specialty equipment used to produce memory chips, one of the fastest-growing areas of the semiconductor market. Lam Research also benefited as technology companies invested in additional manufacturing capacity to safeguard their supply chains.

Our interest in the secular growth in digital payments led to our investment in Global Payments, a provider of software solutions that help vendors take credit card payments. The company benefited from the expansion in digital commerce during the pandemic, which led to higher payment volumes. Volumes slowed somewhat in 2021, however, as consumers returned to more in-person transactions. The company also faced concerns over competition from alternative payment solutions, and the stock was a prominent detractor. Despite its underperformance, we continued to believe in the company’s fundamentals and in growth trends for the online payments industry as more transactions move

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

online. We held onto the stock, but we will continue to monitor the company’s competitive positioning.

GoDaddy is another company benefiting from the growth in online commerce. It sells website domain names, a moderate growth business that has historically generated strong free cash flow. The stock performed well in 2020, as businesses of all sizes looked to enhance their web presence. It gave back some ground in 2021 as the reopening of the economy led consumers to shift some of their attention away from screens. As a result, the stock was a detractor for the period. However, we remained positive on the company’s positioning within the expanding digital commerce field.

DERIVATIVES USE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We continue to see potential around long-term trends such as the digital transformation of the economy, the development of advanced biologics and investments in green energy and electric vehicles. At the same time, we are cognizant of valuations that are elevated relative to history, and we view recent volatility as a reminder of ongoing risks that could slow the pace of the recovery and contribute to market turbulence. These include the ongoing pandemic, raw material, freight and worker shortages that have fueled inflation and challenged businesses, a looming U.S. debt ceiling standoff and a political and economic climate in China that appears to be shifting. The end to government cash payments and the Fed’s plans to taper its monetary support could also lead to slower economic growth or a reevaluation of asset prices. Given these crosscurrents, we remain committed to our disciplined investment approach that seeks opportunity while managing risk. We remain highly selective as we look to invest in companies where valuations make sense in the context of long-term earnings growth. We also continue to favor companies with durable competitive advantages and strong market positioning that may enable them to manage higher input prices without reducing their profit margins. We believe such companies are positioned for strong relative growth over longer time horizons, and we believe this disciplined investment approach will work to the long-term benefit of our investors.

Thank you for your investment in Janus Henderson Enterprise Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
LPL Financial Holdings Inc	2.26%	1.24%	Fidelity National Information Services Inc	1.64%	-0.98%
ON Semiconductor Corp	1.65%	0.90%	Global Payments Inc	1.79%	-0.86%
SVB Financial Group	0.95%	0.87%	GoDaddy Inc	1.98%	-0.84%
Lam Research Corp	1.59%	0.81%	Wix.com Ltd	0.43%	-0.44%
Lamar Advertising Co	1.69%	0.64%	SS&C Technologies Holdings Inc	2.68%	-0.42%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Financials	2.46%	11.47%	3.77%
	Consumer Staples	1.69%	0.00%	3.13%
	Industrials	0.96%	14.84%	12.59%
	Materials	0.92%	1.13%	2.03%
	Communication Services	0.89%	0.69%	6.08%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.40%	37.95%	36.72%
	Health Care	-1.02%	17.69%	20.98%
	Other**	-0.86%	2.82%	0.00%
	Utilities	-0.24%	1.24%	0.11%
	Real Estate	-0.23%	2.43%	1.63%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
LPL Financial Holdings Inc
Capital Markets	2.9%
SS&C Technologies Holdings Inc
Software	2.7%
Constellation Software Inc/Canada
Software	2.4%
Nice Ltd (ADR)
Software	2.4%
Broadridge Financial Solutions Inc
Information Technology Services	2.4%
12.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Investment Companies	3.3%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	32.54%	17.39%	17.02%	11.70%	1.17%
Class A Shares at MOP(1)	24.92%	16.00%	16.33%	11.47%
Class C Shares at NAV(1)	31.80%	16.71%	16.28%	10.93%	1.74%
Class C Shares at CDSC(1)	30.80%	16.71%	16.28%	10.93%
Class D Shares(1)	32.97%	17.75%	17.38%	11.86%	0.80%
Class I Shares(1)	33.02%	17.81%	17.45%	11.90%	0.76%
Class N Shares(1)	33.14%	17.92%	17.54%	11.91%	0.66%
Class R Shares(1)	32.16%	17.05%	16.69%	11.32%	1.41%
Class S Shares(1)	32.49%	17.34%	16.98%	11.58%	1.16%
Class T Shares(1)	32.82%	17.64%	17.27%	11.82%	0.91%
Russell Midcap Growth Index	30.45%	19.27%	17.54%	11.35%
Morningstar Quartile - Class T Shares	2nd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	215/590	360/540	198/505	56/137

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,054.70	$5.67	$1,000.00	$1,019.55	$5.57	1.10%
Class C Shares	$1,000.00	$1,051.70	$8.64	$1,000.00	$1,016.65	$8.49	1.68%
Class D Shares	$1,000.00	$1,056.40	$4.07	$1,000.00	$1,021.11	$4.00	0.79%
Class I Shares	$1,000.00	$1,056.60	$3.82	$1,000.00	$1,021.36	$3.75	0.74%
Class N Shares	$1,000.00	$1,057.10	$3.40	$1,000.00	$1,021.76	$3.35	0.66%
Class R Shares	$1,000.00	$1,053.10	$7.21	$1,000.00	$1,018.05	$7.08	1.40%
Class S Shares	$1,000.00	$1,054.40	$5.92	$1,000.00	$1,019.30	$5.82	1.15%
Class T Shares	$1,000.00	$1,055.80	$4.64	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Aerospace & Defense – 3.0%
L3Harris Technologies Inc	1,572,814	$346,396,555
Teledyne Technologies Inc*	746,874	320,842,133
		667,238,688
Airlines – 1.0%
Ryanair Holdings PLC (ADR)*	2,030,937	223,524,926
Auto Components – 0.5%
Visteon Corp*	1,239,334	116,980,736
Banks – 1.2%
SVB Financial Group*	418,682	270,837,012
Biotechnology – 2.3%
Ascendis Pharma A/S (ADR)*	676,525	107,831,320
BioMarin Pharmaceutical Inc*	1,595,564	123,321,142
Emergent BioSolutions Inc*	571,408	28,610,399
Neurocrine Biosciences Inc*	1,581,538	151,685,310
Sarepta Therapeutics Inc*	1,073,081	99,238,531
		510,686,702
Capital Markets – 4.9%
Cboe Global Markets Inc	1,599,178	198,074,187
Charles Schwab Corp	1,887,947	137,518,060
LPL Financial Holdings Inc£	4,111,220	644,474,847
MSCI Inc	226,322	137,680,726
		1,117,747,820
Commercial Services & Supplies – 2.6%
Cimpress PLC*,£	2,154,740	187,096,074
Edenred	1,658,257	89,303,238
Ritchie Bros Auctioneers Inc	4,870,747	300,330,260
		576,729,572
Containers & Packaging – 0.7%
Sealed Air Corp	3,101,763	169,945,595
Diversified Consumer Services – 1.5%
Courser Inc*	611,634	19,358,216
Frontdoor Inc*	3,437,401	144,027,102
Terminix Global Holdings Inc*	4,325,747	180,253,878
		343,639,196
Electric Utilities – 1.3%
Alliant Energy Corp	5,354,787	299,760,976
Electrical Equipment – 1.7%
Sensata Technologies Holding PLC*	7,037,320	385,082,150
Electronic Equipment, Instruments & Components – 5.3%
Dolby Laboratories Inc	1,655,305	145,666,840
Flex Ltd*	18,018,604	318,568,919
National Instruments Corp	5,780,684	226,776,233
TE Connectivity Ltd	3,653,394	501,318,725
		1,192,330,717
Entertainment – 1.1%
Liberty Media Corp-Liberty Formula One*	4,955,946	254,785,184
Equity Real Estate Investment Trusts (REITs) – 1.5%
Lamar Advertising Co	3,033,637	344,166,118
Health Care Equipment & Supplies – 8.3%
Boston Scientific Corp*	11,997,287	520,562,283
Cooper Cos Inc	1,218,689	503,696,351
Dentsply Sirona Inc	3,998,600	232,118,730
ICU Medical Inc*	1,011,072	235,963,983
STERIS PLC	1,047,487	213,980,644
Teleflex Inc	438,105	164,968,438
		1,871,290,429
Hotels, Restaurants & Leisure – 1.7%
Aramark	5,578,823	183,320,124

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure– (continued)
GVC Holdings PLC*	7,194,832	$205,928,395
		389,248,519
Information Technology Services – 11.2%
Amdocs Ltd	5,484,437	415,226,725
Broadridge Financial Solutions Inc	3,231,452	538,489,161
Fidelity National Information Services Inc	2,652,558	322,763,257
Global Payments Inc	1,982,747	312,441,272
GoDaddy Inc*	5,769,561	402,138,402
WEX Inc*	1,933,556	340,576,554
Wix.com Ltd*	973,325	190,742,500
		2,522,377,871
Insurance – 6.3%
Aon PLC - Class A	1,284,356	367,030,414
Intact Financial Corp	3,674,011	485,883,893
Oscar Health Inc - Class A*	1,508,106	26,225,963
Ryan Specialty Group Holdings Inc - Class A*	4,754,197	161,024,652
WR Berkley Corp	5,220,135	382,009,479
		1,422,174,401
Internet & Direct Marketing Retail – 1.1%
Wayfair Inc*,#	943,840	241,160,558
Life Sciences Tools & Services – 3.8%
ICON PLC*	907,347	237,743,061
Illumina Inc*	379,172	153,795,955
PerkinElmer Inc	1,262,833	218,836,331
Waters Corp*	706,292	252,358,132
		862,733,479
Machinery – 3.2%
Ingersoll Rand Inc*	5,771,292	290,930,830
Rexnord Corp*	4,154,191	267,072,939
Wabtec Corp	1,943,389	167,539,566
		725,543,335
Oil, Gas & Consumable Fuels – 1.4%
Magellan Midstream Partners LP	7,147,831	325,798,137
Pharmaceuticals – 2.6%
Catalent Inc*	2,864,931	381,236,368
Elanco Animal Health Inc*	6,150,175	196,129,081
		577,365,449
Professional Services – 0.8%
Verisk Analytics Inc	882,284	176,695,017
Real Estate Management & Development – 0.6%
Redfin Corp*	2,580,869	129,301,537
Road & Rail – 2.2%
JB Hunt Transport Services Inc	2,998,702	501,442,948
Semiconductor & Semiconductor Equipment – 7.6%
KLA Corp	1,576,132	527,231,915
Lam Research Corp	397,995	226,518,854
Microchip Technology Inc	2,125,990	326,318,205
NXP Semiconductors NV	891,643	174,646,114
ON Semiconductor Corp*	10,126,024	463,468,119
		1,718,183,207
Software – 11.9%
Atlassian Corp PLC - Class A*	510,730	199,909,937
Ceridian HCM Holding Inc*	3,556,449	400,527,286
Constellation Software Inc/Canada	329,994	540,701,319
Dynatrace Inc*	2,895,335	205,481,925
J2 Global Inc*	898,080	122,695,690
Nice Ltd (ADR)*	1,902,418	540,362,809
SS&C Technologies Holdings Inc	8,676,112	602,122,173

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Topicus.com Inc*	613,728	$64,450,163
		2,676,251,302
Specialty Retail – 3.2%
Burlington Stores Inc*	586,749	166,384,414
CarMax Inc*	3,515,098	449,791,940
Olaplex Holdings Inc*	1,162,528	28,481,936
Vroom Inc*,#	3,264,260	72,042,218
		716,700,508
Textiles, Apparel & Luxury Goods – 1.1%
Gildan Activewear Inc	6,528,988	238,373,352
On Holding AG - Class A*,#	31,825	958,887
		239,332,239
Trading Companies & Distributors – 1.2%
Ferguson PLC	1,972,450	273,386,122
Total Common Stocks (cost $12,228,100,716)		21,842,440,450
Investment Companies– 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $744,132,835)	744,093,095	744,167,504
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	3,046,145	3,046,145
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 10/1/21	$761,536	761,536
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,807,681)		3,807,681
Total Investments (total cost $12,976,041,232) – 100.1%		22,590,415,635
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(19,309,854)
Net Assets – 100%		$22,571,105,781

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$19,164,371,575	84.8%
Canada	1,629,738,987	7.2
Israel	731,105,309	3.2
Ireland	461,267,987	2.1
United Kingdom	205,928,395	0.9
Australia	199,909,937	0.9
Denmark	107,831,320	0.5
France	89,303,238	0.4
Switzerland	958,887	0.0

Total	$22,590,415,635	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/21
Common Stocks - 3.7%
Capital Markets - 2.9%
LPL Financial Holdings Inc	$-	$-	$329,267,610	$644,474,847
Commercial Services & Supplies - 0.8%
Cimpress PLC*	-	-	25,145,816	187,096,074
Total Common Stocks	$-	$-	$354,413,426	$831,570,921
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	459,274	15,828	(22,937)	744,167,504
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	359,303∆	-	-	3,046,145
Total Affiliated Investments - 7.0%	$818,577	$15,828	$354,390,489	$1,578,784,570

(1) For securities that were affiliated for a portion of the year ended September 30, 2021, this column reflects amounts for the entire year ended September 30, 2021 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Common Stocks - 3.7%
Capital Markets - 2.9%
LPL Financial Holdings Inc	315,207,237	-	-	644,474,847
Commercial Services & Supplies - 0.8%
Cimpress PLC*	161,950,258	-	-	187,096,074
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	659,506,681	2,868,422,265	(2,783,754,333)	744,167,504
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	17,467,560	528,293,538	(542,714,953)	3,046,145

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2021

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	10/28/21	(110,746,000)	$88,341,824	$894,729
Euro	10/28/21	(52,458,000)	62,247,686	1,460,746

				2,355,475
Citibank, National Association:
Canadian Dollar	10/28/21	9,100,000	(7,191,358)	(5,829)
Canadian Dollar	10/28/21	(83,148,000)	66,340,491	685,288
Euro	10/28/21	11,000,000	(12,932,347)	(185,839)
Euro	10/28/21	(47,171,000)	55,967,840	1,307,336

				1,800,956
Credit Suisse International:
Canadian Dollar	10/28/21	(192,846,000)	153,914,424	1,639,646
Euro	10/28/21	13,715,000	(16,138,290)	(245,711)
Euro	10/28/21	(18,141,000)	21,328,736	307,426

				1,701,361
HSBC Securities (USA), Inc.:
Canadian Dollar	10/28/21	(130,952,000)	104,488,259	1,086,131
Euro	10/28/21	31,878,000	(37,683,637)	(744,256)
Euro	10/28/21	(91,581,000)	108,643,456	2,521,821

				2,863,696
JPMorgan Chase Bank, National Association:
Canadian Dollar	10/28/21	(85,377,000)	68,111,704	696,442
Euro	10/28/21	9,834,000	(11,529,283)	(133,905)
Euro	10/28/21	(167,584,000)	198,865,397	4,673,501

				5,236,038
State Street:
Canadian Dollar	10/28/21	(4,795,000)	3,826,929	40,708
Euro	10/28/21	(6,791,000)	8,058,398	189,167

				229,875
Total				$14,187,401

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$15,502,941

Liability Derivatives:
Forward foreign currency exchange contracts	$ 1,315,540

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(27,040,077)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 13,879,775

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 195,031,373
Forward foreign currency exchange contracts, sold	1,087,416,609

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$487,426,334	$89,303,238	$-
Hotels, Restaurants & Leisure	183,320,124	205,928,395	-
Trading Companies & Distributors	-	273,386,122	-
All Other	20,603,076,237	-	-
Investment Companies	-	744,167,504	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,807,681	-
Total Investments in Securities	$21,273,822,695	$1,316,592,940	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	15,502,941	-
Total Assets	$21,273,822,695	$1,332,095,881	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,315,540	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $11,920,053,627)(1)	$21,011,631,065
Affiliated investments, at value (cost $1,055,987,605)	1,578,784,570
Cash	1,265
Forward foreign currency exchange contracts	15,502,941
Cash denominated in foreign currency (cost $2,048,775)	2,048,775
Non-interested Trustees' deferred compensation	563,203
Receivables:
Fund shares sold	105,283,479
Investments sold	19,319,599
Dividends	5,786,197
Dividends from affiliates	35,234
Other assets	110,505
Total Assets	22,739,066,833
Liabilities:
Collateral for securities loaned (Note 3)	3,807,681
Forward foreign currency exchange contracts	1,315,540
Payables:	—
Fund shares repurchased	120,870,581
Investments purchased	24,928,112
Advisory fees	12,305,191
Transfer agent fees and expenses	2,629,998
Non-interested Trustees' deferred compensation fees	563,203
12b-1 Distribution and shareholder servicing fees	397,898
Non-interested Trustees' fees and expenses	177,490
Professional fees	90,935
Affiliated fund administration fees payable	48,067
Custodian fees	41,328
Accrued expenses and other payables	785,028
Total Liabilities	167,961,052
Net Assets	$22,571,105,781

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,908,579,492
Total distributable earnings (loss)	12,662,526,289
Total Net Assets	$22,571,105,781
Net Assets - Class A Shares	$472,904,230
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,809,114
Net Asset Value Per Share(2)	$168.35
Maximum Offering Price Per Share(3)	$178.62
Net Assets - Class C Shares	$179,239,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,182,805
Net Asset Value Per Share(2)	$151.54
Net Assets - Class D Shares	$2,507,220,200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,398,192
Net Asset Value Per Share	$174.13
Net Assets - Class I Shares	$8,014,606,920
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,743,752
Net Asset Value Per Share	$175.21
Net Assets - Class N Shares	$5,636,167,079
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,014,579
Net Asset Value Per Share	$176.05
Net Assets - Class R Shares	$110,802,248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	689,409
Net Asset Value Per Share	$160.72
Net Assets - Class S Shares	$442,010,858
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,644,011
Net Asset Value Per Share	$167.17
Net Assets - Class T Shares	$5,208,154,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,163,849
Net Asset Value Per Share	$172.66

(1) Includes $3,538,559 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$185,163,158
Non-cash dividends	31,660,191
Dividends from affiliates	459,274
Affiliated securities lending income, net	359,303
Unaffiliated securities lending income, net	2,302
Other income	667
Foreign tax withheld	(3,231,822)
Total Investment Income	214,413,073
Expenses:
Advisory fees	145,852,914
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,233,730
Class C Shares	1,775,388
Class R Shares	610,125
Class S Shares	1,200,982
Transfer agent administrative fees and expenses:
Class D Shares	2,698,257
Class R Shares	310,406
Class S Shares	1,200,565
Class T Shares	14,309,550
Transfer agent networking and omnibus fees:
Class A Shares	1,059,342
Class C Shares	117,810
Class I Shares	6,547,725
Other transfer agent fees and expenses:
Class A Shares	28,625
Class C Shares	8,768
Class D Shares	263,715
Class I Shares	311,410
Class N Shares	151,790
Class R Shares	1,741
Class S Shares	4,854
Class T Shares	45,162
Shareholder reports expense	963,380
Affiliated fund administration fees	638,265
Non-interested Trustees’ fees and expenses	360,486
Custodian fees	311,639
Registration fees	266,514
Professional fees	166,547
Other expenses	1,088,598
Total Expenses	181,528,288
Less: Excess Expense Reimbursement and Waivers	(407,334)
Net Expenses	181,120,954
Net Investment Income/(Loss)	33,292,119

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$3,675,917,332
Investments in affiliates	15,828
Forward foreign currency exchange contracts	(27,040,077)
Total Net Realized Gain/(Loss) on Investments	3,648,893,083
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,263,482,885
Investments in affiliates	354,390,489
Forward foreign currency exchange contracts	13,879,775
Total Change in Unrealized Net Appreciation/Depreciation	2,631,753,149
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,313,938,351

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$33,292,119	$51,019,204
Net realized gain/(loss) on investments	3,648,893,083	1,453,709,773
Change in unrealized net appreciation/depreciation	2,631,753,149	(448,765,933)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,313,938,351	1,055,963,044
Dividends and Distributions to Shareholders:
Class A Shares	(39,548,234)	(23,793,931)
Class C Shares	(16,803,309)	(10,095,941)
Class D Shares	(182,191,933)	(91,743,793)
Class I Shares	(616,012,620)	(351,705,307)
Class N Shares	(437,937,089)	(231,735,533)
Class R Shares	(10,772,784)	(6,798,272)
Class S Shares	(39,534,196)	(26,571,882)
Class T Shares	(471,925,055)	(246,601,883)
Net Decrease from Dividends and Distributions to Shareholders	(1,814,725,220)	(989,046,542)
Capital Share Transactions:
Class A Shares	(82,099,821)	(91,578,569)
Class C Shares	(28,623,413)	(36,773,178)
Class D Shares	63,796,686	(98,110,959)
Class I Shares	(432,474,164)	(715,367,037)
Class N Shares	(332,892,132)	(43,513,001)
Class R Shares	(32,913,124)	(30,705,544)
Class S Shares	(120,403,166)	(122,670,300)
Class T Shares	(1,151,012,592)	(290,823,533)
Net Increase/(Decrease) from Capital Share Transactions	(2,116,621,726)	(1,429,542,121)
Net Increase/(Decrease) in Net Assets	2,382,591,405	(1,362,625,619)
Net Assets:
Beginning of period	20,188,514,376	21,551,139,995
End of period	$22,571,105,781	$20,188,514,376

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$137.77	$136.07	$131.70	$111.15	$94.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.27)	(0.09)	(0.02)	(0.15)	(0.14)
Net realized and unrealized gain/(loss)	43.67	7.94	11.19	22.79	18.61
Total from Investment Operations	43.40	7.85	11.17	22.64	18.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Net Asset Value, End of Period	$168.35	$137.77	$136.07	$131.70	$111.15
Total Return*	32.57%	5.81%	9.88%	20.63%	19.89%
Net Assets, End of Period (in thousands)	$472,904	$456,433	$547,328	$666,848	$617,749
Average Net Assets for the Period (in thousands)	$493,097	$493,576	$611,182	$647,856	$632,639
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.17%	1.15%	1.16%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.12%	1.11%	1.12%	1.13%
Ratio of Net Investment Income/(Loss)	(0.17)%	(0.07)%	(0.02)%	(0.13)%	(0.14)%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$125.75	$125.40	$122.67	$104.26	$89.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(1.06)	(0.77)	(0.71)	(0.81)	(0.70)
Net realized and unrealized gain/(loss)	39.67	7.27	10.24	21.31	17.51
Total from Investment Operations	38.61	6.50	9.53	20.50	16.81
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Net Asset Value, End of Period	$151.54	$125.75	$125.40	$122.67	$104.26
Total Return*	31.83%	5.21%	9.25%	19.93%	19.19%
Net Assets, End of Period (in thousands)	$179,240	$173,129	$212,985	$254,496	$250,285
Average Net Assets for the Period (in thousands)	$187,356	$188,953	$219,505	$255,949	$233,290
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.69%	1.70%	1.70%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.69%	1.70%	1.70%	1.73%
Ratio of Net Investment Income/(Loss)	(0.73)%	(0.64)%	(0.61)%	(0.71)%	(0.74)%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$142.10	$139.87	$134.99	$113.64	$96.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.33	0.37	0.23	0.17
Net realized and unrealized gain/(loss)	45.06	8.20	11.50	23.31	19.02
Total from Investment Operations	45.31	8.53	11.87	23.54	19.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.15)	(0.19)	(0.10)	(0.09)
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(13.28)	(6.30)	(6.99)	(2.19)	(1.65)
Net Asset Value, End of Period	$174.13	$142.10	$139.87	$134.99	$113.64
Total Return*	32.99%	6.15%	10.22%	20.99%	20.27%
Net Assets, End of Period (in thousands)	$2,507,220	$1,983,824	$2,061,471	$1,973,861	$1,696,184
Average Net Assets for the Period (in thousands)	$2,394,871	$1,974,784	$1,930,540	$1,853,456	$1,547,274
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.80%	0.81%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.81%	0.81%	0.82%
Ratio of Net Investment Income/(Loss)	0.15%	0.25%	0.28%	0.18%	0.17%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$142.89	$140.62	$135.69	$114.20	$96.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.40	0.45	0.32	0.23
Net realized and unrealized gain/(loss)	45.33	8.24	11.55	23.42	19.09
Total from Investment Operations	45.65	8.64	12.00	23.74	19.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.22)	(0.27)	(0.16)	(0.16)
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(13.33)	(6.37)	(7.07)	(2.25)	(1.72)
Net Asset Value, End of Period	$175.21	$142.89	$140.62	$135.69	$114.20
Total Return*	33.06%	6.20%	10.28%	21.07%	20.32%
Net Assets, End of Period (in thousands)	$8,014,607	$6,919,545	$7,666,702	$6,443,068	$4,550,263
Average Net Assets for the Period (in thousands)	$7,776,971	$7,335,476	$6,775,060	$5,408,221	$3,535,026
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.75%	0.75%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.75%	0.75%	0.75%	0.77%
Ratio of Net Investment Income/(Loss)	0.19%	0.30%	0.34%	0.25%	0.22%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$143.53	$141.19	$136.18	$114.57	$96.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.53	0.56	0.42	0.33
Net realized and unrealized gain/(loss)	45.53	8.28	11.60	23.51	19.15
Total from Investment Operations	46.00	8.81	12.16	23.93	19.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.66)	(0.32)	(0.35)	(0.23)	(0.21)
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(13.48)	(6.47)	(7.15)	(2.32)	(1.77)
Net Asset Value, End of Period	$176.05	$143.53	$141.19	$136.18	$114.57
Total Return*	33.17%	6.30%	10.38%	21.18%	20.45%
Net Assets, End of Period (in thousands)	$5,636,167	$4,867,667	$4,860,043	$3,947,225	$2,940,422
Average Net Assets for the Period (in thousands)	$5,609,015	$4,941,595	$4,213,287	$3,463,197	$2,309,608
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.66%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.66%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	0.28%	0.39%	0.43%	0.34%	0.31%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$132.38	$131.34	$127.76	$108.20	$92.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.69)	(0.46)	(0.39)	(0.50)	(0.41)
Net realized and unrealized gain/(loss)	41.85	7.65	10.77	22.15	18.14
Total from Investment Operations	41.16	7.19	10.38	21.65	17.73
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Net Asset Value, End of Period	$160.72	$132.38	$131.34	$127.76	$108.20
Total Return*	32.18%	5.51%	9.56%	20.27%	19.56%
Net Assets, End of Period (in thousands)	$110,802	$119,190	$150,860	$162,271	$171,439
Average Net Assets for the Period (in thousands)	$124,162	$130,918	$150,191	$167,123	$160,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.41%	1.41%	1.41%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.41%	1.41%	1.41%	1.42%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.36)%	(0.32)%	(0.43)%	(0.42)%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$136.94	$135.34	$131.09	$110.70	$93.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.34)	(0.14)	(0.08)	(0.21)	(0.17)
Net realized and unrealized gain/(loss)	43.39	7.89	11.13	22.69	18.54
Total from Investment Operations	43.05	7.75	11.05	22.48	18.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Net Asset Value, End of Period	$167.17	$136.94	$135.34	$131.09	$110.70
Total Return*	32.51%	5.77%	9.84%	20.57%	19.86%
Net Assets, End of Period (in thousands)	$442,011	$465,207	$589,792	$626,458	$580,629
Average Net Assets for the Period (in thousands)	$480,226	$538,012	$592,420	$593,963	$536,354
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.11)%	(0.06)%	(0.17)%	(0.17)%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$141.02	$138.90	$134.10	$112.96	$95.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.20	0.24	0.11	0.08
Net realized and unrealized gain/(loss)	44.71	8.13	11.44	23.17	18.91
Total from Investment Operations	44.78	8.33	11.68	23.28	18.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.06)	(0.08)	(0.05)	(0.07)
Distributions (from capital gains)	(12.82)	(6.15)	(6.80)	(2.09)	(1.56)
Total Dividends and Distributions	(13.14)	(6.21)	(6.88)	(2.14)	(1.63)
Net Asset Value, End of Period	$172.66	$141.02	$138.90	$134.10	$112.96
Total Return*	32.84%	6.04%	10.12%	20.88%	20.16%
Net Assets, End of Period (in thousands)	$5,208,155	$5,203,521	$5,461,958	$5,344,306	$4,374,383
Average Net Assets for the Period (in thousands)	$5,723,820	$5,246,105	$5,059,206	$4,920,845	$3,748,225
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	0.05%	0.15%	0.19%	0.09%	0.08%
Portfolio Turnover Rate	12%	14%	13%	13%	10%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

26	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

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Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further

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Janus Henderson Enterprise Fund

Notes to Financial Statements

within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021” table located in the Fund’s Schedule of Investments.

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Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$2,355,475	$—	$—	$2,355,475
Citibank, National Association	1,992,624	(191,668)	—	1,800,956
Credit Suisse International	1,947,072	(245,711)	—	1,701,361
HSBC Securities (USA), Inc.	3,607,952	(744,256)	—	2,863,696
JPMorgan Chase Bank, National Association	8,908,502	(133,905)	(3,538,559)	5,236,038
State Street	229,875	—	—	229,875

Total	$19,041,500	$(1,315,540)	$(3,538,559)	$14,187,401
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$191,668	$(191,668)	$—	$—
Credit Suisse International	245,711	(245,711)	—	—
HSBC Securities (USA), Inc.	744,256	(744,256)	—	—
JPMorgan Chase Bank, National Association	133,905	(133,905)	—	—

Total	$1,315,540	$(1,315,540)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

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Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,538,559. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $3,807,681, resulting in the net amount due to the counterparty of $269,122.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

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Notes to Financial Statements

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

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Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate

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Notes to Financial Statements

as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $14,300.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $4,602.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 220,514,658	$ 2,745,978,271	$ -	$ -	$ -	$ (573,680)	$9,696,607,040

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 12,893,808,595	$ 10,024,540,357	$(327,933,317)	$ 9,696,607,040

Information on the tax components of derivatives as of September 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 14,187,401	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 62,927,507	$ 1,751,797,713	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 47,535,983	$ 941,510,559	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 322,923,135	$ 70,552,977	$ (393,476,112)

Capital has been adjusted by 322,923,135, including 301,375,260 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	623,354	$ 99,334,382	881,121	$ 112,715,268
Reinvested dividends and distributions	175,459	26,494,246	120,158	16,418,356
Shares repurchased	(1,302,821)	(207,928,449)	(1,710,600)	(220,712,193)
Net Increase/(Decrease)	(504,008)	$ (82,099,821)	(709,321)	$ (91,578,569)
Class C Shares:
Shares sold	46,061	$ 6,656,959	58,829	$ 7,114,133
Reinvested dividends and distributions	115,145	15,720,744	74,527	9,335,946
Shares repurchased	(355,216)	(51,001,116)	(455,029)	(53,223,257)
Net Increase/(Decrease)	(194,010)	$ (28,623,413)	(321,673)	$ (36,773,178)
Class D Shares:
Shares sold	604,201	$ 99,963,713	579,296	$ 75,194,707
Reinvested dividends and distributions	1,135,443	176,890,607	635,739	89,372,263
Shares repurchased	(1,302,329)	(213,057,634)	(1,992,204)	(262,677,929)
Net Increase/(Decrease)	437,315	$ 63,796,686	(777,169)	$ (98,110,959)
Class I Shares:
Shares sold	10,671,413	$ 1,782,257,942	14,554,241	$1,925,449,381
Reinvested dividends and distributions	3,162,055	495,494,094	2,008,727	283,853,271
Shares repurchased	(16,516,799)	(2,710,226,200)	(22,655,383)	(2,924,669,689)
Net Increase/(Decrease)	(2,683,331)	$ (432,474,164)	(6,092,415)	$ (715,367,037)
Class N Shares:
Shares sold	4,712,549	$ 781,848,813	8,769,103	$1,186,576,185
Reinvested dividends and distributions	2,741,978	431,450,288	1,610,043	228,352,328
Shares repurchased	(9,354,922)	(1,546,191,233)	(10,887,285)	(1,458,441,514)
Net Increase/(Decrease)	(1,900,395)	$ (332,892,132)	(508,139)	$ (43,513,001)
Class R Shares:
Shares sold	134,921	$ 20,428,800	221,184	$ 27,357,556
Reinvested dividends and distributions	73,206	10,577,543	49,064	6,456,280
Shares repurchased	(419,107)	(63,919,467)	(518,503)	(64,519,380)
Net Increase/(Decrease)	(210,980)	$ (32,913,124)	(248,255)	$ (30,705,544)
Class S Shares:
Shares sold	290,570	$ 45,840,839	945,692	$ 122,422,594
Reinvested dividends and distributions	263,171	39,475,606	195,365	26,540,272
Shares repurchased	(1,306,884)	(205,719,611)	(2,101,920)	(271,633,166)
Net Increase/(Decrease)	(753,143)	$ (120,403,166)	(960,863)	$ (122,670,300)
Class T Shares:
Shares sold	3,888,927	$ 630,422,843	9,766,944	$1,229,924,597
Reinvested dividends and distributions	3,013,650	465,970,549	1,742,852	243,336,927
Shares repurchased	(13,639,082)	(2,247,405,984)	(13,932,598)	(1,764,085,057)
Net Increase/(Decrease)	(6,736,505)	$(1,151,012,592)	(2,422,802)	$ (290,823,533)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,627,779,929	$6,609,725,016	$ -	$ -

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Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Enterprise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Enterprise Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

54	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson Enterprise Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$2,053,172,973
Dividends Received Deduction Percentage	44%
Qualified Dividend Income Percentage	74%

56	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	57

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

58	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	59

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

60	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	61

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

62	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Enterprise Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2021

Janus Henderson Enterprise Fund

Notes

NotesPage1

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93040 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson European Focus Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

FUND SNAPSHOT

 The Janus Henderson European Focus Fund is a regional equity fund that seeks to achieve long-term capital appreciation primarily through investment in European companies. The management team applies a high-conviction approach, with a focus on opportunities that offer material upside potential, regardless of style.

Robert Schramm-Fuchs Portfolio manager

PERFORMANCE

The Janus Henderson European Focus Fund I Shares returned 30.63% for the 12-month period ended September 30, 2021, outperforming its benchmark, the MSCI Europe IndexSM, which returned 27.25%.

INVESTMENT ENVIRONMENT

The 12-month period began with equity markets moving higher as a result of accelerating economic data, upward-inflecting lead indicators and Pfizer’s announcement, in November 2020, of a COVID-19 vaccine. This lasted until the second quarter of 2021, when sentiment grew more cautious on the equity market outlook. It was not until the third quarter that we saw the first significant market correction, with European equity markets giving up all gains since the end of March. The Fund managed this correction well and continued to defend its year-to-date gains in this tougher environment.

PERFORMANCE DISCUSSION

Our decision to meaningfully reduce cyclicality in the portfolio through the second quarter of 2021 aided relative returns through the summer and allowed for stock selection once again to be the primary driver of the Fund’s overall performance.

The biggest positive contribution came from vaccine producer BioNTech, where the market increasingly looked beyond the COVID earnings boost toward long-term applications of the company’s mRNA technology. Eastern European bank Erste also benefited relative returns – unusually for the sector, the business is growing as central banks in the region have a much lower tolerance for inflation and rates continued to rise during the period. Another top individual contributor was German luxury fashion apparel company Hugo Boss, which exceeded analyst expectations on revenue and earnings after the new CEO, who started during the summer, subsequently bought a large number of shares from his personal wealth before presenting plans for a successful turnaround of the brand.

On the negative side, an underweight position in U.S. Gulf of Mexico oil producer Royal Dutch Shell detracted on a relative basis, as well as solar power generation company Solaria Energía, which lagged along with the majority of the renewables sector in 2021. Our underweight position in Danish pharmaceutical company Novo Nordisk also weighed on relative returns.

As a result of our near-term caution, we maintained our prudent underlying portfolio construction. Our exposure remained focused on the theme of “always looking good,” with consumers returning to the office and once again socializing and celebrating life’s events. In addition, we built a number of positions in regulated utilities whose regulatory mechanisms allow for inflation protection.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Our overall view on the market remains cautious. As regular readers know, we follow three key indicators to form our top-down view of the world of investments: The rate of change of real money creation; the global inventory stock-building cycle; and the global business capital investment cycle.

The rate of change in real money creation peaked in the third quarter of 2020 and continues along a falling trajectory. Overall, it still is expanding but at a much lower and downward-sloping rate of change. In our view, the best hope for a pickup in money creation rates probably would be China, but other than small steps to curb the fallout from the Evergrande default there have been no material monetary policy changes. With the Chinese economy suffering from power shortages, it is possible that authorities would see limited effectiveness were they

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

to launch broader monetary easing or fiscal stimulus measures. Historically, consensus earnings expectations have tended to correlate quite closely with Purchasing Managers’ Index (PMI) dynamics, and in fact recently have peaked and are beginning to roll over. There have been numerous profit warnings in the industrials space leading up to the third quarter earnings season.

Regarding inventory restocking, on a global level raw materials and intermediary products are in fact fully restocked already, even to a level that historically has suggested some destocking. Finished goods inventories are still trailing but have begun building at the fastest rate in several decades, according to Global PMI Inventory data. We see clear double-ordering in many components now. If there were to be a hint of end demand weakness, e.g., triggered by the falling consumer confidence in the U.S. economy, we could experience a sudden air pocket in new industrial orders. There is also potential for demand destruction from sharply rising prices. We hold sympathy with the view that many factors driving those sharp price increases are temporary from supply side disruptions, but this temporary hyperinflation phase is lasting longer than expected. The longer it lasts, the harder the adjustments will be. Coupled with the risk for demand destruction from these inflationary trends, we also see potentially lower goods demand from the general shift of consumption back to services due to continued economic reopening and increasing consumer mobility. This happens at a time when household support measures are generally being phased out and a good proportion of the excess savings built up during the pandemic already has been spent.

Thank you for investing in the Janus Henderson European Focus Fund.

2	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
BioNTech SE (ADR)	0.82%	2.61%	Royal Dutch Shell PLC Class A	0.22%	-0.84%
Hugo Boss AG	1.67%	1.40%	Solaria Energia y Medio Ambiente SA	0.43%	-0.81%
Ashtead Group PLC	2.20%	1.32%	Novo Nordisk A/S	0.99%	-0.77%
Straumann Holding AG	1.99%	1.09%	Symrise AG	0.74%	-0.69%
Erste Group Bank AG	1.62%	0.83%	HelloFresh SE	0.08%	-0.53%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Health Care	5.54%	12.62%	14.36%
	Industrials	2.39%	21.16%	14.72%
	Consumer Discretionary	1.43%	13.42%	11.65%
	Consumer Staples	0.76%	12.11%	13.07%
	Information Technology	0.17%	6.83%	8.01%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI Europe Index
		Contribution	Average Weight	Average Weight
	Energy	-2.07%	2.45%	4.36%
	Materials	-1.85%	7.76%	8.27%
	Utilities	-1.66%	6.72%	4.62%
	Other**	-0.95%	4.54%	0.00%
	Financials	-0.37%	12.09%	15.67%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA (REG)
Food Products	3.5%
Erste Group Bank AG
Banks	3.4%
Danone SA
Food Products	3.3%
Hugo Boss AG
Textiles, Apparel & Luxury Goods	3.2%
Lonza Group AG
Life Sciences Tools & Services	3.0%
16.4%

Asset Allocation - (% of Net Assets)
Common Stocks	97.9%
Investment Companies	0.5%
Other	1.6%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	30.31%	8.94%	9.66%	12.41%	1.45%	1.31%
Class A Shares at MOP	22.81%	7.66%	9.01%	12.08%
Class C Shares at NAV	29.29%	8.12%	8.82%	11.57%	2.20%	2.07%
Class C Shares at CDSC	28.29%	8.12%	8.82%	11.57%
Class D Shares	30.57%	9.12%	9.75%	12.45%	1.40%	1.11%
Class I Shares	30.63%	9.23%	9.96%	12.60%	1.17%	1.04%
Class N Shares	30.72%	9.28%	9.85%	12.51%	1.20%	0.96%
Class S Shares	30.63%	8.98%	9.64%	12.40%	7.87%	1.47%
Class T Shares	30.41%	9.04%	9.71%	12.43%	1.70%	1.21%
MSCI Europe Index	27.25%	8.85%	8.15%	5.88%
Morningstar Quartile - Class A Shares	2nd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	42/94	56/87	30/71	9/55

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 31, 2001

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,083.30	$6.74	$1,000.00	$1,018.60	$6.53	1.29%
Class C Shares	$1,000.00	$1,079.10	$10.63	$1,000.00	$1,014.84	$10.30	2.04%
Class D Shares	$1,000.00	$1,084.40	$5.75	$1,000.00	$1,019.55	$5.57	1.10%
Class I Shares	$1,000.00	$1,084.60	$5.38	$1,000.00	$1,019.90	$5.22	1.03%
Class N Shares	$1,000.00	$1,085.20	$5.02	$1,000.00	$1,020.26	$4.86	0.96%
Class S Shares	$1,000.00	$1,083.20	$6.79	$1,000.00	$1,018.55	$6.58	1.30%
Class T Shares	$1,000.00	$1,083.70	$6.32	$1,000.00	$1,019.00	$6.12	1.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 97.9%
Aerospace & Defense – 1.5%
MTU Aero Engines AG	33,363	$7,542,789
Air Freight & Logistics – 1.9%
DSV Panalpina A/S	40,006	9,552,922
Airlines – 2.0%
Wizz Air Holdings PLC (144A)*	146,309	9,741,656
Auto Components – 1.6%
Faurecia SE	165,142	7,695,402
Automobiles – 2.2%
Daimler AG	124,067	11,027,536
Banks – 10.3%
Erste Group Bank AG	383,442	16,743,431
FinecoBank Banca Fineco SpA*	696,158	12,614,523
KBC Group NV	155,780	13,983,370
Nordea Bank Abp	596,687	7,660,670
		51,001,994
Beverages – 2.0%
Diageo PLC	210,045	10,119,110
Capital Markets – 4.7%
Deutsche Boerse AG	38,773	6,310,891
Euronext NV (144A)	63,840	7,203,058
UBS Group AG	614,338	9,818,688
		23,332,637
Chemicals – 1.3%
Symrise AG	48,203	6,358,223
Electric Utilities – 6.3%
EDP - Energias de Portugal SA	1,435,402	7,528,694
Orsted A/S (144A)	39,005	5,147,223
SSE PLC	234,069	4,914,376
Terna Rete Elettrica Nazionale SpA	1,948,686	13,819,903
		31,410,196
Electrical Equipment – 2.1%
Vestas Wind Systems A/S	257,606	10,315,425
Food Products – 9.1%
Chocoladefabriken Lindt & Spruengli AG (PC)	1,018	11,405,927
Danone SA	236,486	16,139,225
Nestle SA (REG)	144,129	17,344,235
		44,889,387
Health Care Equipment & Supplies – 4.9%
Carl Zeiss Meditec AG	45,183	8,684,284
Siemens Healthineers AG (144A)	99,505	6,473,954
Straumann Holding AG	5,107	9,140,481
		24,298,719
Hotels, Restaurants & Leisure – 0%
BNN Technology PLC*,¢	11,756,231	16
Life Sciences Tools & Services – 3.0%
Lonza Group AG	19,881	14,897,062
Machinery – 4.4%
Alfa Laval AB	201,822	7,523,166
Atlas Copco AB	104,695	6,353,226
Rational AG	8,201	7,732,045
		21,608,437
Metals & Mining – 2.0%
Anglo American PLC	289,632	9,989,337
Multi-Utilities – 1.5%
E.ON SE	596,096	7,291,961
Oil, Gas & Consumable Fuels – 4.1%
Lundin Petroleum AB	322,249	11,966,925
Neste Oyj	149,324	8,426,579
		20,393,504

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Paper & Forest Products – 2.1%
UPM-Kymmene Oyj	290,703	$10,269,854
Personal Products – 2.5%
L'Oreal SA	29,885	12,332,590
Pharmaceuticals – 4.6%
AstraZeneca PLC	89,988	10,831,564
Roche Holding AG	32,261	11,774,054
		22,605,618
Professional Services – 2.6%
RELX PLC	446,359	12,861,023
Semiconductor & Semiconductor Equipment – 4.3%
ASML Holding NV	19,270	14,213,085
Nordic Semiconductor ASA*	230,992	6,914,683
		21,127,768
Software – 1.8%
SAP SE	64,547	8,743,272
Specialty Retail – 3.6%
JD Sports Fashion PLC	775,650	10,918,697
Kingfisher PLC	1,551,811	7,019,746
		17,938,443
Textiles, Apparel & Luxury Goods – 8.6%
Hugo Boss AG	266,479	16,065,476
LVMH Moet Hennessy Louis Vuitton SE	17,098	12,224,565
Pandora A/S	119,666	14,514,377
		42,804,418
Trading Companies & Distributors – 1.3%
Ashtead Group PLC	86,730	6,578,072
Water Utilities – 1.6%
Severn Trent PLC	228,570	7,991,601
Total Common Stocks (cost $438,226,716)		484,718,972
Investment Companies– 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $2,579,657)	2,579,399	2,579,657
Total Investments (total cost $440,806,373) – 98.4%		487,298,629
Cash, Receivables and Other Assets, net of Liabilities – 1.6%		7,722,938
Net Assets – 100%		$495,021,567

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$86,230,431	17.7%
United Kingdom	81,223,542	16.7
Switzerland	74,380,447	15.3
France	48,391,782	9.9
Denmark	39,529,947	8.1
Italy	26,434,426	5.4
Finland	26,357,103	5.4
Sweden	25,843,317	5.3
Netherlands	21,416,143	4.4
Austria	16,743,431	3.4
Belgium	13,983,370	2.9
Hungary	9,741,656	2.0
Portugal	7,528,694	1.6
Norway	6,914,683	1.4
United States	2,579,657	0.5

Total	$487,298,629	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$13,864	$648	$(1,005)	$2,579,657
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	31,910∆	-	-	-
Total Affiliated Investments - 0.5%	$45,774	$648	$(1,005)	$2,579,657

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2021

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	19,626,491	425,921,526	(442,968,003)	2,579,657
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	66,038,889	(66,038,889)	-

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Citigroup:

Pandora A/S	1,250	710.52	DKK	12/17/21	$15,493,309	$555,038	$31,605	$(523,433)
SAP SE	1,123	96.00	EUR	12/17/21	15,202,075	257,425	136,392	(121,033)
Total - Written Put Options						812,463	167,997	(644,466)
Total OTC Written Options						$812,463	$167,997	$(644,466)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021

Equity Contracts

Liability Derivatives:
Options written, at value	$644,466

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ 64,624
Written options contracts	2,550,927

Total	$2,615,551

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ 81,881
Written options contracts	127,053

Total	$ 208,934

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2021

Market Value
Purchased options contracts, call	$ 38,699
Written options contracts, call	26,849
Written options contracts, put	767,959

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

LLC	Limited Liability Company
OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $28,565,891, which represents 5.8% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of September 30, 2021.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $16, which represents 0.0% of net assets.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Hotels, Restaurants & Leisure	$-	$-	$16
All Other	-	484,718,956	-
Investment Companies	-	2,579,657	-
Total Assets	$-	$487,298,613	$16
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$644,466	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $438,226,716)	$484,718,972
Affiliated investments, at value (cost $2,579,657)	2,579,657
Deposits with brokers for OTC derivatives	670,000
Cash denominated in foreign currency (cost $32,637)	32,637
Non-interested Trustees' deferred compensation	12,345
Receivables:
Investments sold	5,974,589
Foreign tax reclaims	2,231,422
Fund shares sold	390,903
Dividends	128,856
Dividends from affiliates	1,666
Other assets	21,865
Total Assets	496,762,912
Liabilities:
Due to custodian	7
Options written, at value (premiums received $812,463)	644,466
Payables:	—
Fund shares repurchased	438,263
Advisory fees	397,500
Transfer agent fees and expenses	61,345
12b-1 Distribution and shareholder servicing fees	51,190
Professional fees	47,713
Non-interested Trustees' deferred compensation fees	12,345
Custodian fees	11,691
Non-interested Trustees' fees and expenses	3,264
Affiliated fund administration fees payable	1,079
Accrued expenses and other payables	72,482
Total Liabilities	1,741,345
Net Assets	$495,021,567

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$851,179,686
Total distributable earnings (loss)	(356,158,119)
Total Net Assets	$495,021,567
Net Assets - Class A Shares	$141,907,540
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,190,155
Net Asset Value Per Share(1)	$44.48
Maximum Offering Price Per Share(2)	$47.19
Net Assets - Class C Shares	$23,301,886
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	556,165
Net Asset Value Per Share(1)	$41.90
Net Assets - Class D Shares	$10,101,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	228,488
Net Asset Value Per Share	$44.21
Net Assets - Class I Shares	$299,271,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,763,880
Net Asset Value Per Share	$44.25
Net Assets - Class N Shares	$9,763,287
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	222,145
Net Asset Value Per Share	$43.95
Net Assets - Class S Shares	$85,484
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,015
Net Asset Value Per Share	$42.42
Net Assets - Class T Shares	$10,590,017
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	239,732
Net Asset Value Per Share	$44.17

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$8,273,345
Affiliated securities lending income, net	31,910
Dividends from affiliates	13,864
Unaffiliated securities lending income, net	676
Interest	9
Other income	81,883
Foreign tax withheld	(934,181)
Total Investment Income	7,467,506
Expenses:
Advisory fees	4,494,068
12b-1 Distribution and shareholder servicing fees:
Class A Shares	342,023
Class C Shares	277,511
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	7,676
Class S Shares	169
Class T Shares	13,091
Transfer agent networking and omnibus fees:
Class A Shares	109,476
Class C Shares	26,088
Class I Shares	183,091
Other transfer agent fees and expenses:
Class A Shares	7,973
Class C Shares	1,440
Class D Shares	1,937
Class I Shares	9,972
Class N Shares	244
Class S Shares	3
Class T Shares	37
Registration fees	105,869
Custodian fees	49,608
Professional fees	46,777
Shareholder reports expense	22,598
Affiliated fund administration fees	12,694
Non-interested Trustees’ fees and expenses	6,715
Other expenses	94,385
Total Expenses	5,813,445
Less: Excess Expense Reimbursement and Waivers	(512,389)
Net Expenses	5,301,056
Net Investment Income/(Loss)	2,166,450

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$97,036,796
Investments in affiliates	648
Purchased options contracts	64,624
Short sales	(28,725)
Written options contracts	2,550,927
Total Net Realized Gain/(Loss) on Investments	99,624,270
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,617,845
Investments in affiliates	(1,005)
Purchased options contracts	81,881
Written options contracts	127,053
Total Change in Unrealized Net Appreciation/Depreciation	6,825,774
Net Increase/(Decrease) in Net Assets Resulting from Operations	$108,616,494

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$2,166,450	$1,640,842
Net realized gain/(loss) on investments	99,624,270	43,758,359
Change in unrealized net appreciation/depreciation	6,825,774	38,925,813
Net Increase/(Decrease) in Net Assets Resulting from Operations	108,616,494	84,325,014
Dividends and Distributions to Shareholders:
Class A Shares	(362,388)	(1,186,901)
Class D Shares	(20,930)	(32,297)
Class I Shares	(1,148,633)	(2,905,921)
Class N Shares	(26,735)	(19,353)
Class S Shares	(185)	(610)
Class T Shares	(12,244)	(9,250)
Net Decrease from Dividends and Distributions to Shareholders	(1,571,115)	(4,154,332)
Capital Share Transactions:
Class A Shares	(8,045,062)	(21,249,933)
Class C Shares	(14,066,619)	(21,581,585)
Class D Shares	5,355,988	648,406
Class I Shares	29,583,028	(58,387,988)
Class N Shares	3,380,544	3,923,326
Class S Shares	15,445	610
Class T Shares	8,380,996	755,031
Net Increase/(Decrease) from Capital Share Transactions	24,604,320	(95,892,133)
Net Increase/(Decrease) in Net Assets	131,649,699	(15,721,451)
Net Assets:
Beginning of period	363,371,868	379,093,319
End of period	$495,021,567	$363,371,868

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$34.23	$27.21	$31.73	$35.02	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.11	0.41	0.46	0.13
Net realized and unrealized gain/(loss)	10.20	7.22	(3.91)	(3.16)	0.67
Total from Investment Operations	10.36	7.33	(3.50)	(2.70)	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.31)	(1.02)	(0.59)	—
Total Dividends and Distributions	(0.11)	(0.31)	(1.02)	(0.59)	—
Net Asset Value, End of Period	$44.48	$34.23	$27.21	$31.73	$35.02
Total Return*	30.31%	27.04%	(10.61)%	(7.84)%	2.34%
Net Assets, End of Period (in thousands)	$141,908	$116,047	$112,110	$176,690	$273,184
Average Net Assets for the Period (in thousands)	$136,809	$109,879	$135,260	$227,911	$268,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.45%	1.46%	1.31%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.31%	1.32%	1.30%	1.35%
Ratio of Net Investment Income/(Loss)	0.37%	0.38%	1.49%	1.37%	2.29%
Portfolio Turnover Rate	184%	160%	145%	82%	6%

Class C Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$32.40	$25.69	$29.66	$32.68	$31.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.18)	(0.11)	0.16	0.21	0.08
Net realized and unrealized gain/(loss)	9.68	6.82	(3.57)	(2.97)	0.62
Total from Investment Operations	9.50	6.71	(3.41)	(2.76)	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.56)	(0.26)	—
Total Dividends and Distributions	—	—	(0.56)	(0.26)	—
Net Asset Value, End of Period	$41.90	$32.40	$25.69	$29.66	$32.68
Total Return*	29.32%	26.12%	(11.26)%	(8.51)%	2.19%
Net Assets, End of Period (in thousands)	$23,302	$29,652	$43,110	$118,408	$184,366
Average Net Assets for the Period (in thousands)	$27,919	$37,468	$62,633	$154,929	$183,018
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.17%	2.19%	2.19%	2.04%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.05%	2.06%	2.06%	2.02%	2.22%
Ratio of Net Investment Income/(Loss)	(0.46)%	(0.40)%	0.62%	0.65%	1.44%
Portfolio Turnover Rate	184%	160%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$32.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34
Net realized and unrealized gain/(loss)	2.50
Total from Investment Operations	2.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)
Total Dividends and Distributions	(0.79)
Net Asset Value, End of Period	$34.22
Total Return*	9.15%
Net Assets, End of Period (in thousands)	$274,588
Average Net Assets for the Period (in thousands)	$381,753
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%
Ratio of Net Investment Income/(Loss)	1.06%
Portfolio Turnover Rate	57%

Class C Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$30.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11
Net realized and unrealized gain/(loss)	2.32
Total from Investment Operations	2.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)
Total Dividends and Distributions	(0.51)
Net Asset Value, End of Period	$31.98
Total Return*	8.32%
Net Assets, End of Period (in thousands)	$188,120
Average Net Assets for the Period (in thousands)	$219,705
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%
Ratio of Net Investment Income/(Loss)	0.36%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$34.01	$27.05	$31.61	$35.02	$34.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.24	0.18	0.49	0.57	0.14
Net realized and unrealized gain/(loss)	10.13	7.16	(3.92)	(3.20)	0.67
Total from Investment Operations	10.37	7.34	(3.43)	(2.63)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.38)	(1.13)	(0.78)	—
Total Dividends and Distributions	(0.17)	(0.38)	(1.13)	(0.78)	—
Net Asset Value, End of Period	$44.21	$34.01	$27.05	$31.61	$35.02
Total Return*	30.57%	27.27%	(10.39)%	(7.67)%	2.37%
Net Assets, End of Period (in thousands)	$10,102	$3,510	$2,293	$2,875	$2,776
Average Net Assets for the Period (in thousands)	$6,844	$2,636	$2,421	$3,071	$2,683
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.40%	1.59%	1.19%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.11%	1.14%	1.11%	1.11%
Ratio of Net Investment Income/(Loss)	0.57%	0.60%	1.81%	1.71%	2.52%
Portfolio Turnover Rate	184%	160%	145%	82%	6%

Class I Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$34.03	$27.07	$31.59	$34.94	$34.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.26	0.19	0.42	0.54	0.15
Net realized and unrealized gain/(loss)	10.15	7.17	(3.82)	(3.14)	0.66
Total from Investment Operations	10.41	7.36	(3.40)	(2.60)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.40)	(1.12)	(0.75)	—
Total Dividends and Distributions	(0.19)	(0.40)	(1.12)	(0.75)	—
Net Asset Value, End of Period	$44.25	$34.03	$27.07	$31.59	$34.94
Total Return*	30.66%	27.35%	(10.30)%	(7.60)%	2.37%
Net Assets, End of Period (in thousands)	$299,272	$208,159	$220,722	$695,302	$1,234,695
Average Net Assets for the Period (in thousands)	$263,587	$204,753	$353,101	$1,025,799	$1,231,744
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.17%	1.16%	1.03%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.04%	1.03%	1.02%	1.06%
Ratio of Net Investment Income/(Loss)	0.62%	0.64%	1.53%	1.60%	2.59%
Portfolio Turnover Rate	184%	160%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.21
Total Return*	2.03%
Net Assets, End of Period (in thousands)	$2,585
Average Net Assets for the Period (in thousands)	$2,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%
Ratio of Net Investment Income/(Loss)	2.11%
Portfolio Turnover Rate	57%

Class I Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$32.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44
Net realized and unrealized gain/(loss)	2.47
Total from Investment Operations	2.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)
Total Dividends and Distributions	(0.96)
Net Asset Value, End of Period	$34.13
Total Return*	9.44%
Net Assets, End of Period (in thousands)	$1,277,021
Average Net Assets for the Period (in thousands)	$1,414,519
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%
Ratio of Net Investment Income/(Loss)	1.38%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$33.80	$26.86	$31.64	$34.89	$34.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.35	0.34	0.49	0.56	0.13
Net realized and unrealized gain/(loss)	10.01	7.01	(3.91)	(3.14)	0.66
Total from Investment Operations	10.36	7.35	(3.42)	(2.58)	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.41)	(1.36)	(0.67)	—
Total Dividends and Distributions	(0.21)	(0.41)	(1.36)	(0.67)	—
Net Asset Value, End of Period	$43.95	$33.80	$26.86	$31.64	$34.89
Total Return*	30.72%	27.51%	(10.25)%	(7.54)%	2.32%
Net Assets, End of Period (in thousands)	$9,763	$4,371	$139	$284	$318
Average Net Assets for the Period (in thousands)	$9,327	$3,114	$207	$332	$245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.20%	2.56%	1.43%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.96%	0.97%	0.97%	1.19%
Ratio of Net Investment Income/(Loss)	0.85%	1.17%	1.82%	1.68%	2.29%
Portfolio Turnover Rate	184%	160%	145%	82%	6%

Class S Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$32.57	$25.98	$31.53	$35.01	$34.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.11	0.45	0.47	0.13
Net realized and unrealized gain/(loss)	9.73	6.85	(3.98)	(3.20)	0.68
Total from Investment Operations	9.96	6.96	(3.53)	(2.73)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.37)	(2.02)	(0.75)	—
Total Dividends and Distributions	(0.11)	(0.37)	(2.02)	(0.75)	—
Net Asset Value, End of Period	$42.42	$32.57	$25.98	$31.53	$35.01
Total Return*	30.63%	26.93%	(10.35)%	(7.96)%	2.37%
Net Assets, End of Period (in thousands)	$85	$54	$43	$48	$52
Average Net Assets for the Period (in thousands)	$68	$48	$43	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.71%	7.83%	8.50%	4.42%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.34%	1.17%	1.35%	1.30%
Ratio of Net Investment Income/(Loss)	0.58%	0.40%	1.73%	1.42%	2.34%
Portfolio Turnover Rate	184%	160%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017
Net Asset Value, Beginning of Period	$32.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42
Net realized and unrealized gain/(loss)	2.47
Total from Investment Operations	2.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.97)
Total Dividends and Distributions	(0.97)
Net Asset Value, End of Period	$34.10
Total Return*	9.36%
Net Assets, End of Period (in thousands)	$210
Average Net Assets for the Period (in thousands)	$1,074
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%
Ratio of Net Investment Income/(Loss)	1.34%
Portfolio Turnover Rate	57%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.20
Total Return*	2.00%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%
Ratio of Net Investment Income/(Loss)	1.67%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$34.02	$27.06	$31.57	$35.03	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.12	0.47	0.54	0.13
Net realized and unrealized gain/(loss)	10.12	7.20	(3.90)	(3.21)	0.68
Total from Investment Operations	10.32	7.32	(3.43)	(2.67)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.36)	(1.08)	(0.79)	—
Total Dividends and Distributions	(0.17)	(0.36)	(1.08)	(0.79)	—
Net Asset Value, End of Period	$44.17	$34.02	$27.06	$31.57	$35.03
Total Return*	30.41%	27.20%	(10.43)%	(7.79)%	2.37%
Net Assets, End of Period (in thousands)	$10,590	$1,579	$676	$929	$1,275
Average Net Assets for the Period (in thousands)	$5,237	$839	$762	$1,598	$1,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.70%	1.76%	1.31%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.19%	1.18%	1.20%	1.18%
Ratio of Net Investment Income/(Loss)	0.47%	0.41%	1.74%	1.59%	2.26%
Portfolio Turnover Rate	184%	160%	145%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	0.64
Total from Investment Operations	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.22
Total Return*	2.06%
Net Assets, End of Period (in thousands)	$983
Average Net Assets for the Period (in thousands)	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%
Ratio of Net Investment Income/(Loss)	1.60%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson European Focus Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson European Focus Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's first fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

28	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Notes to Financial Statements

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

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at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes

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Notes to Financial Statements

(to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to

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Notes to Financial Statements

cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to individual equity risk.

There were no purchased options held at September 30, 2021.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The

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risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any

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Notes to Financial Statements

further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citigroup	$644,466	$—	$—	$644,466

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral,

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Notes to Financial Statements

and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

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Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2021.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations,/disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

There were no short sales held at September 30, 2021.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Over $2.5 Billion	0.80

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus

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Janus Henderson European Focus Fund

Notes to Financial Statements

Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

38	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate

Janus Investment Fund	39

Janus Henderson European Focus Fund

Notes to Financial Statements

as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $5,044.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $867.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	76	2
Class S Shares	83	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

40	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation, derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,407,905	$ -	$(402,103,105)	$ -	$ -	$ 175,806	$ 44,361,275

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(190,648,870)	$(211,454,235)	$ (402,103,105)

During the year ended September 30, 2021, capital loss carryovers of $99,040,882 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 442,937,354	$71,500,814	$(27,139,539)	$ 44,361,275

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Janus Henderson European Focus Fund

Notes to Financial Statements

Information on the tax components of derivatives as of September 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (812,463)	$ 167,997	$ -	$ 167,997

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,571,115	$ -	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,154,332	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (27,503)	$ (762,999)	$ 790,502

42	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	416,402	$ 17,599,243	974,533	$ 29,859,343
Reinvested dividends and distributions	8,199	321,149	35,146	1,090,947
Shares repurchased	(624,419)	(25,965,454)	(1,739,228)	(52,200,223)
Net Increase/(Decrease)	(199,818)	$ (8,045,062)	(729,549)	$(21,249,933)
Class C Shares:
Shares sold	78,064	$ 2,985,510	504,926	$ 15,125,223
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(437,142)	(17,052,129)	(1,267,435)	(36,706,808)
Net Increase/(Decrease)	(359,078)	$(14,066,619)	(762,509)	$(21,581,585)
Class D Shares:
Shares sold	181,755	$ 7,699,475	39,355	$ 1,257,383
Reinvested dividends and distributions	523	20,335	1,019	31,386
Shares repurchased	(56,979)	(2,363,822)	(21,972)	(640,363)
Net Increase/(Decrease)	125,299	$ 5,355,988	18,402	$ 648,406
Class I Shares:
Shares sold	1,698,263	$ 73,365,880	1,801,475	$ 50,334,182
Reinvested dividends and distributions	28,012	1,089,119	88,190	2,715,360
Shares repurchased	(1,079,177)	(44,871,971)	(3,928,070)	(111,437,530)
Net Increase/(Decrease)	647,098	$ 29,583,028	(2,038,405)	$(58,387,988)
Class N Shares:
Shares sold	201,165	$ 8,001,484	206,736	$ 6,365,903
Reinvested dividends and distributions	693	26,735	633	19,353
Shares repurchased	(109,036)	(4,647,675)	(83,212)	(2,461,930)
Net Increase/(Decrease)	92,822	$ 3,380,544	124,157	$ 3,923,326
Class S Shares:
Shares sold	339	$ 15,260	-	$ -
Reinvested dividends and distributions	5	185	21	610
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	344	$ 15,445	21	$ 610
Class T Shares:
Shares sold	280,176	$ 12,166,569	53,315	$ 1,767,197
Reinvested dividends and distributions	310	12,060	285	8,796
Shares repurchased	(87,171)	(3,797,633)	(32,169)	(1,020,962)
Net Increase/(Decrease)	193,315	$ 8,380,996	21,431	$ 755,031

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$797,522,516	$ 771,995,703	$ -	$ -

Janus Investment Fund	43

Janus Henderson European Focus Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

44	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson European Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson European Focus Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

46	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	47

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

48	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	49

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

50	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	51

Janus Henderson European Focus Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

52	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	53

Janus Henderson European Focus Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

54	SEPTEMBER 30, 2021

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson European Focus Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Foreign Taxes Paid	$842,815
Foreign Source Income	$5,665,319
Qualified Dividend Income Percentage	100%

Janus Investment Fund	61

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Robert Schramm-Fuchs 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Henderson European Focus Fund	3/19-Present	Fund Manager of European Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, European equity analyst for Janus Henderson Investors (2014-2019).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93080 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Forty Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Janus Henderson Forty Fund (unaudited)

FUND SNAPSHOT

 Forty Fund is a concentrated large-cap growth fund, leveraging Janus Henderson’s three decades of experience in high-conviction investing. By investing in our best wide-moat ideas, the Fund seeks to add excess return over the long term. Given its concentrated nature, the Fund may exhibit moderately higher volatility than its benchmark.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Forty Fund I Shares returned 30.07% for the 12-month period ended September 30, 2021, versus a return of 27.32% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned 30.00% for the period.

INVESTMENT ENVIRONMENT

The period began amid uncertainty regarding the U.S. presidential election, surging coronavirus cases and renewed social restrictions. However, as the period progressed, a steady vaccination rollout led to a marked drop in COVID-related deaths and hospitalizations. Widespread vaccinations combined with powerful fiscal and monetary stimulus, strong capital markets performance and a robust housing market positioned both individuals and corporations to support a broadening economic recovery. Later in the period, the spread of the COVID Delta variant and supply chain disruptions began to dampen economic growth. This led to upward inflationary pressures. In addition, the Federal Reserve (Fed) indicated that it could begin to taper its asset purchases later this year.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable moats around their businesses with strong competitive advantages. We believe these advantages should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons as the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Social media operator Snap, Inc. was among the top relative contributors during the period. We see substantial opportunity as the company expands into areas such as augmented reality (AR) advertising and e-commerce and enhances its app with new features such as Spotlight. We believe that the company is still early in its development and that as Snap matures, its business model continues to evolve into a core digital advertising platform with the potential for significant growth.

Private equity firm The Blackstone Group was also among the top relative contributors. During the period, management raised its full-year guidance due to strong performance for their private equity strategies as well as continued inflows into their products. We believe there is a long runway for growth in Blackstone’s fee-gathering strategies, as the company remains favorably positioned to capture capital migrating to private equities ‒ a long-term secular trend that is likely to continue.

Medical device maker Dexcom was also among the top relative contributors. During the period, the company reported revenue growth that beat consensus estimates. They added a record number of new patients, driven in large part by its G6 continuous glucose monitor (CGM) for diabetics. We believe the market for CGMs remains underpenetrated and that Dexcom appears well positioned for sales growth and improving margins as this market expands. Expansion into non-intensive type 1 and type 2 diabetes as well as into international markets should help increase the addressable market. Further, significant manufacturing efficiencies should drive down the cost and price of their product, helping both demand and margin expansion.

Mastercard was among the top relative detractors, as fears that the Delta variant would slow a recovery in travel and business activity hurt the company’s stock. Recent merger and acquisition (M&A) transactions and innovation

Janus Investment Fund	1

Janus Henderson Forty Fund (unaudited)

within the industry have also called into question Mastercard’s role in the future of payments. We believe these concerns are largely overstated, and that Mastercard’s payments network remains positioned to be a key beneficiary as more transactions migrate from cash and check to credit card and electronic payments.

Salesforce.com was also among the top relative detractors. As a provider of tools for digital interaction between companies and their customers, the company benefited from the acceleration of digital transformation earlier in the pandemic. However, the stock traded lower as investors digested news of its planned acquisition, at a relatively high premium, of enterprise communications platform Slack Technologies. We exited our position during the period due to these concerns.

Uber Technologies was also among the top relative detractors. There have been ongoing concerns that Uber will be required to classify its workers as employees rather than independent contractors, which would raise costs. Uber’s competitive positioning against rival DoorDash, the pace of travel recovery and the company’s ability to attract drivers have also weighed on sentiment. We exited our position during the period.

OUTLOOK

The spread of the COVID Delta variant, broadening supply chain disruptions and inflationary pressures dampened growth toward the end of the period. However, we believe that economic activity will continue to normalize as we move into 2022 and expect a healthy year for earnings growth. That said, while economic normalization happens, interest rate normalization may also occur ‒ continuing the tug-of-war between rates and valuations that we have witnessed over previous quarters ‒ with the potential for bouts of market volatility like we saw at the end of the third quarter.

We think growth can accelerate as supply chain issues begin to heal and some temporal inflation ‒ such as recently seen in used vehicles and other durable goods ‒ abates. We expect some healthy wage inflation, which in general should be supportive of a growing economy, but are also cognizant of reduced labor force participation, which remains one of the more vexing hindrances to growth.

Consumer balance sheets remain generally strong, bolstered by stimulus, strong capital markets and a robust housing market. As wages have increased and savings rates continue to be elevated, we think consumer spending can fuel growth as the Delta variant wanes and supply chains are repaired. Likewise, as the economy more fully reopens, we expect consumer spending to transition toward services and away from goods, more in line with pre-pandemic spending patterns. As vaccinations in Europe and Asia have accelerated, we also see the potential for a more synchronized global recovery, in contrast to the more regional recoveries we have witnessed thus far.

As always, we will continue to invest in companies that can grow market share profitably, independent of the macro environment. We further believe that our companies have attractive reinvestment opportunities, trusted relationships with their customers and enjoy some degree of pricing power. We think this combination of business qualities is effective regardless of whether we are investing in an inflationary or deflationary environment.

Thank you for your investment in Janus Henderson Forty Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Snap Inc	3.11%	2.61%	Mastercard Inc	5.90%	-1.24%
Blackstone Group Inc	2.91%	2.19%	Alphabet Inc - Class C	3.31%	-0.86%
ASML Holding NV	2.64%	1.45%	salesforce.com Inc	1.52%	-0.84%
Align Technology Inc	2.34%	1.06%	Tesla Inc	0.10%	-0.76%
DexCom Inc	1.18%	1.01%	Uber Technologies Inc	0.75%	-0.60%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Financials	2.13%	3.16%	2.02%
	Communication Services	2.08%	18.51%	11.95%
	Health Care	1.84%	13.52%	12.50%
	Consumer Staples	0.18%	1.95%	4.30%
	Utilities	-0.00%	0.00%	0.02%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.12%	36.16%	44.57%
	Other**	-0.62%	1.86%	0.00%
	Industrials	-0.50%	4.99%	5.02%
	Real Estate	-0.21%	2.12%	1.71%
	Consumer Discretionary	-0.08%	15.54%	16.92%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.4%
Amazon.com Inc
Internet & Direct Marketing Retail	5.8%
Mastercard Inc
Information Technology Services	5.1%
Apple Inc
Technology Hardware, Storage & Peripherals	5.0%
Facebook Inc
Interactive Media & Services	4.1%
28.4%

Asset Allocation - (% of Net Assets)
Common Stocks	97.8%
Investment Companies	2.2%
Private Investment in Public Equity (PIPES)	0.5%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Warrants	0.0%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	29.72%	23.23%	20.15%	13.11%	1.01%
Class A Shares at MOP	22.25%	21.78%	19.44%	12.84%
Class C Shares at NAV	28.88%	22.45%	19.37%	12.41%	1.75%
Class C Shares at CDSC	27.88%	22.45%	19.37%	12.41%
Class D Shares	30.00%	23.50%	20.24%	13.07%	0.80%
Class I Shares	30.07%	23.60%	20.51%	13.31%	0.74%
Class N Shares	30.15%	23.68%	20.57%	13.20%	0.67%
Class R Shares	29.21%	22.77%	19.71%	12.72%	1.42%
Class S Shares	29.50%	23.08%	20.04%	12.99%	1.17%
Class T Shares	29.86%	23.39%	20.32%	13.13%	0.92%
Russell 1000 Growth Index	27.32%	22.84%	19.68%	9.79%
S&P 500 Index	30.00%	16.90%	16.63%	9.17%
Morningstar Quartile - Class S Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	251/1,252	247/1,144	163/1,009	22/509

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Performance

non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class

See important disclosures on the next page.

6	SEPTEMBER 30, 2021

Janus Henderson Forty Fund (unaudited)

Performance

S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – May 1, 1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,143.40	$5.48	$1,000.00	$1,019.95	$5.16	1.02%
Class C Shares	$1,000.00	$1,139.50	$9.23	$1,000.00	$1,016.44	$8.69	1.72%
Class D Shares	$1,000.00	$1,144.70	$4.41	$1,000.00	$1,020.96	$4.15	0.82%
Class I Shares	$1,000.00	$1,144.80	$4.14	$1,000.00	$1,021.21	$3.90	0.77%
Class N Shares	$1,000.00	$1,145.00	$3.76	$1,000.00	$1,021.56	$3.55	0.70%
Class R Shares	$1,000.00	$1,141.00	$7.78	$1,000.00	$1,017.80	$7.33	1.45%
Class S Shares	$1,000.00	$1,142.20	$6.44	$1,000.00	$1,019.05	$6.07	1.20%
Class T Shares	$1,000.00	$1,144.00	$5.05	$1,000.00	$1,020.36	$4.76	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.8%
Aerospace & Defense – 1.7%
L3Harris Technologies Inc	1,667,736	$367,302,177
Capital Markets – 3.6%
Blackstone Group Inc	6,718,706	781,654,256
Chemicals – 2.2%
Sherwin-Williams Co	1,690,251	472,813,912
Diversified Financial Services – 0.2%
Altimeter Growth Corp - Class A*,#,£	4,920,075	50,283,167
Entertainment – 4.9%
Netflix Inc*	862,215	526,244,303
Walt Disney Co*	3,171,903	536,590,831
		1,062,835,134
Equity Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp	1,748,032	463,945,173
Health Care Equipment & Supplies – 13.5%
Align Technology Inc*	945,159	628,937,153
Boston Scientific Corp*	14,658,417	636,028,714
Danaher Corp	2,510,060	764,162,666
DexCom Inc*	1,186,170	648,668,926
Edwards Lifesciences Corp*	2,206,122	249,755,072
		2,927,552,531
Hotels, Restaurants & Leisure – 0.8%
Caesars Entertainment Inc*	1,606,172	180,340,992
Household Products – 1.8%
Procter & Gamble Co	2,762,335	386,174,433
Information Technology Services – 7.6%
Mastercard Inc	3,176,781	1,104,503,218
Shopify Inc*	126,424	171,403,131
Twilio Inc*	1,148,203	366,334,167
		1,642,240,516
Interactive Media & Services – 13.1%
Alphabet Inc - Class C*	304,282	811,005,857
Facebook Inc*	2,581,917	876,276,811
Match Group Inc*	2,151,094	337,700,247
Snap Inc*	10,782,027	796,468,334
		2,821,451,249
Internet & Direct Marketing Retail – 8.8%
Amazon.com Inc*	380,334	1,249,412,403
Booking Holdings Inc*	216,741	514,514,958
Farfetch Ltd - Class A*	3,870,535	145,067,652
		1,908,995,013
Machinery – 1.4%
Deere & Co	908,188	304,306,553
Metals & Mining – 0.7%
Freeport-McMoRan Inc	4,441,763	144,490,550
Professional Services – 1.9%
CoStar Group Inc*	4,689,210	403,553,413
Semiconductor & Semiconductor Equipment – 10.6%
ASML Holding NV	885,683	659,931,260
NVIDIA Corp	3,568,072	739,161,796
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	2,818,336	314,667,214
Texas Instruments Inc	3,035,315	583,417,896
		2,297,178,166
Software – 13.7%
Adobe Inc*	1,202,478	692,290,634
Microsoft Corp	6,432,481	1,813,445,044
Unity Software Inc*	1,236,185	156,068,356
Workday Inc - Class A*	1,160,073	289,890,642
		2,951,694,676

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Technology Hardware, Storage & Peripherals – 5.0%
Apple Inc	7,595,129	$1,074,710,753
Textiles, Apparel & Luxury Goods – 3.0%
LVMH Moet Hennessy Louis Vuitton SE	524,661	375,117,120
NIKE Inc - Class B	1,866,804	271,115,945
		646,233,065
Wireless Telecommunication Services – 1.2%
T-Mobile US Inc*	2,082,906	266,112,071
Total Common Stocks (cost $10,369,181,205)		21,153,867,800
Private Investment in Public Equity (PIPES)– 0.5%
Diversified Financial Services – 0.5%
Altimeter Growth Corp*,§((cost $100,724,460)	10,072,446	102,940,398
Warrants– 0%
Diversified Financial Services – 0%
Altimeter Growth Corp, expires 9/30/25*((cost $3,145,245)	984,015	2,174,673
Investment Companies– 2.2%
Money Markets – 2.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $491,118,148)	491,081,383	491,130,492
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	30,214,439	30,214,439
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 10/1/21	$7,553,610	7,553,610
Total Investments Purchased with Cash Collateral from Securities Lending (cost $37,768,049)		37,768,049
Total Investments (total cost $11,001,937,107) – 100.7%		21,787,881,412
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(159,585,576)
Net Assets – 100%		$21,628,295,836

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$20,121,695,035	92.4%
Netherlands	659,931,260	3.0
France	375,117,120	1.7
Taiwan	314,667,214	1.4
Canada	171,403,131	0.8
United Kingdom	145,067,652	0.7

Total	$21,787,881,412	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/21
Common Stocks - 0.2%
Diversified Financial Services - 0.2%
Altimeter Growth Corp - Class A*	$-	$-	$918,158	$50,283,167
Private Investment in Public Equity (PIPES) - 0.5%
Diversified Financial Services - 0.5%
Altimeter Growth Corp*,§	-	-	2,215,938	102,940,398
Warrants - 0.0%
Diversified Financial Services - 0.0%
Altimeter Growth Corp*	-	-	(970,572)	2,174,673
Investment Companies - 2.2%
Money Markets - 2.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	256,798	(2,100)	501	491,130,492
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	1,959,196∆	-	-	30,214,439
Total Affiliated Investments - 3.1%	$2,215,994	$(2,100)	$2,164,025	$676,743,169

(1) For securities that were affiliated for a portion of the year ended September 30, 2021, this column reflects amounts for the entire year ended September 30, 2021 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Common Stocks - 0.2%
Diversified Financial Services - 0.2%
Altimeter Growth Corp - Class A*	-	49,365,009	-	50,283,167
Private Investment in Public Equity (PIPES) - 0.5%
Diversified Financial Services - 0.5%
Altimeter Growth Corp*,§	-	100,724,460	-	102,940,398
Warrants - 0.0%
Diversified Financial Services - 0.0%
Altimeter Growth Corp*	-	3,145,245	-	2,174,673
Investment Companies - 2.2%
Money Markets - 2.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	191,567,780	3,591,788,115	(3,292,223,804)	491,130,492
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	2,088,280	188,811,342	(160,685,183)	30,214,439

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Altimeter Growth Corp	4/14/21	$100,724,460	$102,940,398	0.5%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$271,115,945	$375,117,120	$-
All Other	20,507,634,735	-	-
Private Investment in Public Equity (PIPES)	-	102,940,398	-
Warrants	2,174,673	-	-
Investment Companies	-	491,130,492	-
Investments Purchased with Cash Collateral from Securities Lending	-	37,768,049	-
Total Assets	$20,780,925,353	$1,006,956,059	$-

12	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement

Assets:
Unaffiliated investments, at value (cost $10,327,369,806)(1)	$21,111,138,243
Affiliated investments, at value (cost $674,567,301)	676,743,169
Cash	8,801
Non-interested Trustees' deferred compensation	539,638
Receivables:
Fund shares sold	18,103,899
Dividends	5,310,756
Foreign tax reclaims	374,177
Dividends from affiliates	25,555
Other assets	392,048
Total Assets	21,812,636,286
Liabilities:
Collateral for securities loaned (Note 2)	37,768,049
Payables:	—
Investments purchased	100,724,460
Fund shares repurchased	27,862,564
Advisory fees	13,386,243
Transfer agent fees and expenses	2,741,606
Non-interested Trustees' deferred compensation fees	539,638
12b-1 Distribution and shareholder servicing fees	426,838
Non-interested Trustees' fees and expenses	147,783
Professional fees	60,096
Affiliated fund administration fees payable	46,945
Custodian fees	24,790
Accrued expenses and other payables	611,438
Total Liabilities	184,340,450
Net Assets	$21,628,295,836

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,014,406,945
Total distributable earnings (loss)	12,613,888,891
Total Net Assets	$21,628,295,836
Net Assets - Class A Shares	$525,208,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,345,581
Net Asset Value Per Share(2)	$56.20
Maximum Offering Price Per Share(3)	$59.63
Net Assets - Class C Shares	$160,132,606
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,691,580
Net Asset Value Per Share(2)	$43.38
Net Assets - Class D Shares	$12,846,210,066
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	236,674,414
Net Asset Value Per Share	$54.28
Net Assets - Class I Shares	$2,360,268,672
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,965,588
Net Asset Value Per Share	$59.06
Net Assets - Class N Shares	$581,224,622
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,787,494
Net Asset Value Per Share	$59.38
Net Assets - Class R Shares	$103,653,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,138,083
Net Asset Value Per Share	$48.48
Net Assets - Class S Shares	$586,481,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,996,912
Net Asset Value Per Share	$53.33
Net Assets - Class T Shares	$4,465,117,472
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	81,202,269
Net Asset Value Per Share	$54.99

(1) Includes $36,826,222 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$105,209,671
Affiliated securities lending income, net	1,959,196
Dividends from affiliates	256,798
Unaffiliated securities lending income, net	2,774
Foreign tax withheld	(2,211,633)
Total Investment Income	105,216,806
Expenses:
Advisory fees	136,920,994
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,208,547
Class C Shares	1,405,163
Class R Shares	511,620
Class S Shares	1,429,923
Transfer agent administrative fees and expenses:
Class D Shares	13,393,074
Class R Shares	265,640
Class S Shares	1,429,471
Class T Shares	10,424,348
Transfer agent networking and omnibus fees:
Class A Shares	345,309
Class C Shares	97,189
Class I Shares	1,367,122
Other transfer agent fees and expenses:
Class A Shares	26,970
Class C Shares	6,930
Class D Shares	646,940
Class I Shares	81,046
Class N Shares	13,685
Class R Shares	987
Class S Shares	3,856
Class T Shares	26,312
Shareholder reports expense	772,346
Affiliated fund administration fees	560,834
Non-interested Trustees’ fees and expenses	308,762
Registration fees	253,240
Professional fees	128,949
Custodian fees	104,707
Other expenses	935,094
Total Expenses	172,669,058
Less: Excess Expense Reimbursement and Waivers	(631,536)
Net Expenses	172,037,522
Net Investment Income/(Loss)	(66,820,716)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,250,878,717
Investments in affiliates	(2,100)
Total Net Realized Gain/(Loss) on Investments	2,250,876,617
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,907,409,018
Investments in affiliates	2,164,025
Total Change in Unrealized Net Appreciation/Depreciation	2,909,573,043
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,093,628,944

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$(66,820,716)	$(5,925,871)
Net realized gain/(loss) on investments	2,250,876,617	1,361,696,671
Change in unrealized net appreciation/depreciation	2,909,573,043	3,191,807,337
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,093,628,944	4,547,578,137
Dividends and Distributions to Shareholders:
Class A Shares	(33,598,159)	(20,863,545)
Class C Shares	(14,455,246)	(10,054,893)
Class D Shares	(866,959,615)	(575,968,009)
Class I Shares	(141,602,894)	(82,560,557)
Class N Shares	(39,775,852)	(19,854,859)
Class R Shares	(9,043,233)	(7,856,211)
Class S Shares	(43,872,591)	(32,637,257)
Class T Shares	(302,858,400)	(204,605,984)
Net Decrease from Dividends and Distributions to Shareholders	(1,452,165,990)	(954,401,315)
Capital Share Transactions:
Class A Shares	25,051,230	25,928,024
Class C Shares	(1,600,042)	(16,929,068)
Class D Shares	396,508,500	151,471,385
Class I Shares	183,240,069	230,358,576
Class N Shares	(27,031,815)	126,345,527
Class R Shares	(15,860,764)	(26,554,129)
Class S Shares	(60,632,171)	(43,112,589)
Class T Shares	86,098,289	(36,857,386)
Net Increase/(Decrease) from Capital Share Transactions	585,773,296	410,650,340
Net Increase/(Decrease) in Net Assets	4,227,236,250	4,003,827,162
Net Assets:
Beginning of period	17,401,059,586	13,397,232,424
End of period	$21,628,295,836	$17,401,059,586

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$46.81	$37.16	$37.42	$33.03	$30.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.26)	(0.08)	0.02	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	13.50	12.27	2.25	7.38	6.13
Total from Investment Operations	13.24	12.19	2.27	7.34	6.10
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	—	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Total Dividends and Distributions	(3.85)	(2.54)	(2.53)	(2.95)	(3.24)
Net Asset Value, End of Period	$56.20	$46.81	$37.16	$37.42	$33.03
Total Return*	29.72%	34.62%	7.77%	23.77%	22.03%
Net Assets, End of Period (in thousands)	$525,208	$411,899	$303,070	$237,547	$211,197
Average Net Assets for the Period (in thousands)	$483,419	$339,815	$268,921	$220,973	$219,728
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.01%	1.04%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.01%	0.98%	0.98%	1.02%
Ratio of Net Investment Income/(Loss)	(0.50)%	(0.21)%	0.05%	(0.13)%	(0.11)%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$37.15	$30.17	$31.11	$28.08	$26.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.47)	(0.28)	(0.16)	(0.21)	(0.19)
Net realized and unrealized gain/(loss)	10.55	9.79	1.75	6.19	5.24
Total from Investment Operations	10.08	9.51	1.59	5.98	5.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Total Dividends and Distributions	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Net Asset Value, End of Period	$43.38	$37.15	$30.17	$31.11	$28.08
Total Return*	28.88%	33.67%	7.11%	23.05%	21.24%
Net Assets, End of Period (in thousands)	$160,133	$137,952	$126,726	$227,488	$235,992
Average Net Assets for the Period (in thousands)	$153,590	$128,357	$154,535	$235,933	$245,129
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.68%	1.63%	1.66%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.68%	1.58%	1.59%	1.64%
Ratio of Net Investment Income/(Loss)	(1.15)%	(0.87)%	(0.58)%	(0.74)%	(0.72)%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$45.24	$35.99	$36.25	$32.02	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.15)	—(3)	0.09	0.04	0.05
Net realized and unrealized gain/(loss)	13.04	11.86	2.18	7.15	4.62
Total from Investment Operations	12.89	11.86	2.27	7.19	4.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	—	(0.01)	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(1.46)
Total Dividends and Distributions	(3.85)	(2.61)	(2.53)	(2.96)	(1.46)
Net Asset Value, End of Period	$54.28	$45.24	$35.99	$36.25	$32.02
Total Return*	30.00%	34.88%	8.03%	24.06%	16.71%
Net Assets, End of Period (in thousands)	$12,846,210	$10,287,828	$8,018,389	$7,842,180	$6,646,830
Average Net Assets for the Period (in thousands)	$11,890,281	$8,759,841	$7,517,796	$7,241,280	$4,012,697
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.80%	0.79%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.80%	0.75%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	(0.29)%	0.00%(4)	0.27%	0.13%	0.25%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$48.89	$38.69	$38.74	$34.00	$30.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.13)	0.03	0.12	0.07	0.07
Net realized and unrealized gain/(loss)	14.15	12.80	2.36	7.63	6.30
Total from Investment Operations	14.02	12.83	2.48	7.70	6.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.10)	—	(0.01)	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Total Dividends and Distributions	(3.85)	(2.63)	(2.53)	(2.96)	(3.24)
Net Asset Value, End of Period	$59.06	$48.89	$38.69	$38.74	$34.00
Total Return*	30.07%	34.97%	8.06%	24.19%	22.43%
Net Assets, End of Period (in thousands)	$2,360,269	$1,783,057	$1,178,733	$1,125,445	$935,002
Average Net Assets for the Period (in thousands)	$2,119,223	$1,416,287	$1,081,498	$1,024,982	$820,856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.74%	0.72%	0.72%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.74%	0.68%	0.66%	0.70%
Ratio of Net Investment Income/(Loss)	(0.24)%	0.06%	0.34%	0.19%	0.22%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$49.11	$38.85	$38.86	$34.08	$30.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	0.05	0.15	0.09	0.09
Net realized and unrealized gain/(loss)	14.22	12.86	2.37	7.66	6.31
Total from Investment Operations	14.12	12.91	2.52	7.75	6.40
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.12)	—	(0.02)	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Total Dividends and Distributions	(3.85)	(2.65)	(2.53)	(2.97)	(3.24)
Net Asset Value, End of Period	$59.38	$49.11	$38.85	$38.86	$34.08
Total Return*	30.15%	35.06%	8.15%	24.27%	22.49%
Net Assets, End of Period (in thousands)	$581,225	$511,465	$273,438	$199,929	$148,223
Average Net Assets for the Period (in thousands)	$533,647	$384,360	$212,223	$178,576	$147,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.67%	0.65%	0.66%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.67%	0.62%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)	(0.17)%	0.12%	0.40%	0.26%	0.30%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$41.01	$32.97	$33.65	$30.08	$27.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.40)	(0.21)	(0.10)	(0.15)	(0.13)
Net realized and unrealized gain/(loss)	11.72	10.78	1.95	6.67	5.61
Total from Investment Operations	11.32	10.57	1.85	6.52	5.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Total Dividends and Distributions	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Net Asset Value, End of Period	$48.48	$41.01	$32.97	$33.65	$30.08
Total Return*	29.21%	34.05%	7.36%	23.34%	21.62%
Net Assets, End of Period (in thousands)	$103,653	$101,440	$106,843	$127,954	$119,259
Average Net Assets for the Period (in thousands)	$106,256	$101,751	$113,204	$123,528	$115,657
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.41%	1.40%	1.40%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.41%	1.36%	1.34%	1.37%
Ratio of Net Investment Income/(Loss)	(0.90)%	(0.60)%	(0.34)%	(0.49)%	(0.46)%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$44.67	$35.61	$36.02	$31.93	$29.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.33)	(0.13)	(0.03)	(0.08)	(0.06)
Net realized and unrealized gain/(loss)	12.84	11.72	2.15	7.12	5.94
Total from Investment Operations	12.51	11.59	2.12	7.04	5.88
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Total Dividends and Distributions	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Net Asset Value, End of Period	$53.33	$44.67	$35.61	$36.02	$31.93
Total Return*	29.50%	34.40%	7.65%	23.63%	21.93%
Net Assets, End of Period (in thousands)	$586,481	$546,341	$475,553	$516,748	$517,623
Average Net Assets for the Period (in thousands)	$571,789	$491,995	$468,610	$525,707	$512,584
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.17%	1.15%	1.15%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.16%	1.10%	1.08%	1.12%
Ratio of Net Investment Income/(Loss)	(0.66)%	(0.36)%	(0.08)%	(0.23)%	(0.20)%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$45.83	$36.44	$36.70	$32.40	$29.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.21)	(0.04)	0.06	0.01	0.05
Net realized and unrealized gain/(loss)	13.22	12.01	2.21	7.24	5.98
Total from Investment Operations	13.01	11.97	2.27	7.25	6.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	—(2)	—
Distributions (from capital gains)	(3.85)	(2.53)	(2.53)	(2.95)	(3.24)
Total Dividends and Distributions	(3.85)	(2.58)	(2.53)	(2.95)	(3.24)
Net Asset Value, End of Period	$54.99	$45.83	$36.44	$36.70	$32.40
Total Return*	29.86%	34.71%	7.93%	23.96%	22.22%
Net Assets, End of Period (in thousands)	$4,465,117	$3,621,078	$2,914,481	$2,935,096	$2,529,514
Average Net Assets for the Period (in thousands)	$4,169,739	$3,138,440	$2,750,999	$2,727,557	$1,084,741
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.92%	0.90%	0.91%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.91%	0.85%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	(0.41)%	(0.10)%	0.17%	0.02%	0.15%
Portfolio Turnover Rate	31%	42%	44%	37%	56%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Forty Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

22	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Janus Henderson Forty Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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Janus Henderson Forty Fund

Notes to Financial Statements

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

26	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$36,826,222	$—	$(36,826,222)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Special Purpose Acquisition Companies (SPAC)

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a

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Janus Henderson Forty Fund

Notes to Financial Statements

pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $36,826,222. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $37,768,049, resulting in the net amount due to the counterparty of $941,827.

28	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.68%.

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. The previous expense limit (until February 1, 2021) was 0.77%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

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Janus Henderson Forty Fund

Notes to Financial Statements

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

30	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes to Financial Statements

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $90,802.

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Janus Henderson Forty Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $2,069 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $18,323.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 99,217,244	$ 1,771,893,790	$ -	$ -	$ -	$ (542,962)	$ 10,743,320,819

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,044,560,593	$ 10,847,934,211	$(104,613,392)	$ 10,743,320,819

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,168,249	$ 1,420,997,741	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 33,860,854	$ 920,540,461	$ -	$ -

32	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 69,648,224	$ 63,524,589	$ (133,172,813)

Capital has been adjusted by $69,648,224, including $66,381,202 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Forty Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,923,980	$ 98,440,290	3,072,089	$120,669,208
Reinvested dividends and distributions	553,577	26,449,919	448,932	16,650,906
Shares repurchased	(1,931,980)	(99,838,979)	(2,876,579)	(111,392,090)
Net Increase/(Decrease)	545,577	$ 25,051,230	644,442	$ 25,928,024
Class C Shares:
Shares sold	827,558	$ 32,934,290	1,355,099	$ 41,317,460
Reinvested dividends and distributions	342,199	12,685,302	259,317	7,673,179
Shares repurchased	(1,191,802)	(47,219,634)	(2,101,840)	(65,919,707)
Net Increase/(Decrease)	(22,045)	$ (1,600,042)	(487,424)	$ (16,929,068)
Class D Shares:
Shares sold	7,868,804	$392,766,804	9,026,687	$342,305,718
Reinvested dividends and distributions	18,092,686	833,530,050	15,470,826	553,700,851
Shares repurchased	(16,696,195)	(829,788,354)	(19,892,179)	(744,535,184)
Net Increase/(Decrease)	9,265,295	$396,508,500	4,605,334	$151,471,385
Class I Shares:
Shares sold	11,693,146	$638,016,744	15,532,349	$616,291,121
Reinvested dividends and distributions	2,333,899	116,951,685	1,789,568	69,184,700
Shares repurchased	(10,531,626)	(571,728,360)	(11,315,854)	(455,117,245)
Net Increase/(Decrease)	3,495,419	$183,240,069	6,006,063	$230,358,576
Class N Shares:
Shares sold	3,128,306	$171,897,432	5,723,924	$222,778,501
Reinvested dividends and distributions	756,748	38,109,828	492,714	19,127,162
Shares repurchased	(4,511,737)	(237,039,075)	(2,840,097)	(115,560,136)
Net Increase/(Decrease)	(626,683)	$ (27,031,815)	3,376,541	$126,345,527
Class R Shares:
Shares sold	403,015	$ 18,154,560	497,120	$ 17,159,177
Reinvested dividends and distributions	211,734	8,755,197	215,467	7,024,221
Shares repurchased	(950,263)	(42,770,521)	(1,480,006)	(50,737,527)
Net Increase/(Decrease)	(335,514)	$ (15,860,764)	(767,419)	$ (26,554,129)
Class S Shares:
Shares sold	1,477,965	$ 72,325,291	2,424,108	$ 90,525,332
Reinvested dividends and distributions	959,158	43,545,766	915,293	32,438,001
Shares repurchased	(3,672,033)	(176,503,228)	(4,462,732)	(166,075,922)
Net Increase/(Decrease)	(1,234,910)	$ (60,632,171)	(1,123,331)	$ (43,112,589)
Class T Shares:
Shares sold	7,415,102	$374,476,972	8,286,284	$316,964,285
Reinvested dividends and distributions	6,309,473	294,778,584	5,490,211	199,239,761
Shares repurchased	(11,527,480)	(583,157,267)	(14,760,334)	(553,061,432)
Net Increase/(Decrease)	2,197,095	$ 86,098,289	(983,839)	$ (36,857,386)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,988,981,461	$7,099,604,007	-	-

34	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Forty Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Forty Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Forty Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, investee company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

36	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Forty Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Forty Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Forty Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	47

Janus Henderson Forty Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

48	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

50	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Forty Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$1,487,378,943
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	91%

52	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

54	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	55

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

56	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	57

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

58	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60	SEPTEMBER 30, 2021

Janus Henderson Forty Fund

Notes

NotesPage1

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93041 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Global Equity Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

FUND SNAPSHOT

 The Janus Henderson Global Equity Income Fund is a long-only portfolio that seeks a high level of current income and steady capital appreciation. The Fund seeks global, high-quality, income-producing equities with a focus on international companies.

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE

The Janus Henderson Global Equity Income Fund I Shares returned 19.43% for the 12-month period ended September 30, 2021. The Fund’s primary benchmark, the MSCI World IndexSM, returned 28.82%, and the Fund’s secondary benchmark, 85% MSCI ACWI ex-US High Dividend Yield / 15% MSCI USA High Dividend Yield Index, returned 22.53%.

INVESTMENT ENVIRONMENT

In the fourth quarter of 2020, news flow about the emergency approval of COVID-19 vaccines ignited equity markets and the “reflation trade.” Performance was largely dominated by a market rotation from growth stocks to value stocks on improved risk-on sentiment that the pandemic was going to come to an end, particularly in developed markets where governments (those that could afford it) had already negotiated vaccine supply. This “return to normal” in the developed world led to some serious supply-side constraints, where the emerging world’s commodities and manufacturing were slowed by the virus. Inflation was further exacerbated by a hike in energy prices, particularly in Europe and the UK.

Toward the end of the 12-month period, inflation and supply chain constraints remained top of mind. The impact was felt on both the top and bottom lines for companies within the industrials and consumer discretionary sectors. Many companies struggled to access the inventory needed to satisfy end demand. Cost inflation hit profitability from many angles, including raw materials, freight, energy and wages. Some of the inflationary pressures appeared to be transitory and demand remained high, providing support for growth and profitability of these sectors over the medium-term. Higher prices in energy were supportive to the sector, and rising global inflation and the resulting increased interest rate expectations benefited the financials sector, where banks were notable outperformers due to their earnings sensitivity to interest rates.

PERFORMANCE DISCUSSION

The Fund continued to meet its high-income objectives but lagged both its primary and secondary benchmarks over the period.

The Fund’s overweight position in the UK and underweight position in the U.S. were key detractors from relative performance at the country level. The UK underperformed broader equity markets, due to weaker economic data than many other developed nations, as well as ongoing uncertainty surrounding Brexit that was further exacerbated by a spike in energy/gas. In the U.S., while our underweight allocation hurt performance, the higher exposure to growth/technology stocks was additive.

At the sector level, our overweight to European utilities was the largest detractor. Europe’s political response to ballooning gas prices drove valuations down in the European utilities sector, despite the short-term nature of the regulatory controls imposed. The valuations of these companies appeared to be over-discounting the long-term impact of these measures. Our exposure to the financials sector also lagged, particularly in banks. The sector outperformed the broader market on the view that a higher interest rate environment potentially could be supportive for profitability in the sector and for the banking industry in particular. The Fund maintained a meaningful underweight in banks for the majority of the reporting period as many banks, especially those in Europe and the UK, had put a hold on dividend payments per cautious regulators. By period end, most banks were allowed to distribute cash to shareholders and the Fund’s allocation increased.

Strong stock selection in Asian technology and the semiconductor industry, consumer discretionary and materials benefited relative performance. Our overweight in energy also contributed.

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

DERIVATIVE USAGE

Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

From here, we remain constructive. We see growth broadening out across sectors versus a year ago when growth was focused on companies that were helping businesses adapt to COVID-19. Investments are widening with both catch-up and maintenance spend needed after an investment hiatus for many companies during the pandemic. The service sector, which drives a large part of economies, is snapping back as restrictions are lifted. Government projects in electrification and decarbonization will require large sums of capital and support from a range of industries, including the industrials, chemical and technology sectors. We believe this could be an attractive backdrop for companies to return solid levels of capital and income growth.

Thank you for investing in the Janus Henderson Global Equity Income Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	2.60%	0.79%	Iberdrola SA	1.35%	-0.98%
Nutrien Ltd	1.81%	0.65%	Unilever PLC	2.08%	-0.74%
Samsung Electronics Co Ltd	2.94%	0.54%	Novartis AG	1.80%	-0.57%
Total SE	3.08%	0.54%	Enel SpA	1.33%	-0.54%
Repsol SA	1.03%	0.47%	BHP Group PLC	1.04%	-0.52%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.50%	10.61%	21.90%
	Consumer Discretionary	0.59%	5.08%	12.00%
	Energy	0.18%	6.49%	2.94%
	Materials	-0.03%	11.33%	4.49%
	Industrials	-0.03%	6.46%	10.59%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Utilities	-2.91%	10.56%	2.98%
	Financials	-2.76%	12.95%	13.25%
	Communication Services	-1.67%	8.42%	9.05%
	Health Care	-0.89%	11.00%	12.78%
	Other**	-0.57%	2.25%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Total SE
Oil, Gas & Consumable Fuels	3.2%
Unilever PLC
Personal Products	2.8%
Merck & Co Inc
Pharmaceuticals	2.6%
AXA SA
Insurance	2.2%
Cisco Systems Inc
Communications Equipment	2.1%
12.9%

Asset Allocation - (% of Net Assets)
Common Stocks	95.2%
Investments Purchased with Cash Collateral from Securities Lending	2.0%
Preferred Stocks	1.9%
Investment Companies	1.4%
Other	(0.5)%
100.0%

Emerging markets comprised 6.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	19.08%	5.25%	6.95%	4.11%	1.14%
Class A Shares at MOP	12.24%	4.01%	6.31%	3.70%
Class C Shares at NAV	18.54%	4.52%	6.18%	3.36%	1.78%
Class C Shares at CDSC	17.54%	4.52%	6.18%	3.36%
Class D Shares	19.43%	5.41%	7.03%	4.17%	0.92%
Class I Shares	19.43%	5.57%	7.24%	4.36%	0.78%
Class N Shares	19.51%	5.64%	7.17%	4.26%	0.72%
Class S Shares	19.01%	5.10%	6.82%	4.03%	1.25%
Class T Shares	19.35%	5.39%	7.02%	4.16%	0.95%
MSCI World Index	28.82%	13.74%	12.68%	7.13%
85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index	22.53%	6.62%	6.72%	3.87%
Morningstar Quartile - Class A Shares	4th	4th	2nd	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	315/350	243/308	97/253	31/186

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See important disclosures on the next page.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective January 28, 2021, the Fund's secondary benchmark index changed from MSCI World High Dividend Yield Index to 85% MSCI ACWI ex-US High Div Yield/15% MSCI USA High Div Yld Index.

*The Predecessor Fund’s inception date – November 30, 2006

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$999.10	$5.71	$1,000.00	$1,019.35	$5.77	1.14%
Class C Shares	$1,000.00	$997.80	$8.66	$1,000.00	$1,016.39	$8.74	1.73%
Class D Shares	$1,000.00	$1,000.40	$4.41	$1,000.00	$1,020.66	$4.46	0.88%
Class I Shares	$1,000.00	$1,000.90	$3.86	$1,000.00	$1,021.21	$3.90	0.77%
Class N Shares	$1,000.00	$1,001.20	$3.46	$1,000.00	$1,021.61	$3.50	0.69%
Class S Shares	$1,000.00	$1,000.40	$6.07	$1,000.00	$1,019.00	$6.12	1.21%
Class T Shares	$1,000.00	$1,001.40	$4.67	$1,000.00	$1,020.41	$4.71	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 95.2%
Aerospace & Defense – 0.6%
BAE Systems PLC	4,021,933	$30,395,046
Automobiles – 2.0%
Stellantis NV	2,518,828	48,090,641
Toyota Motor Corp	2,890,000	51,703,887
		99,794,528
Banks – 5.6%
Citigroup Inc	733,689	51,490,294
ING Groep NV	5,614,142	81,473,981
KB Financial Group Inc	565,123	26,299,357
Lloyds Banking Group PLC	78,907,412	49,077,102
Nordea Bank Abp	3,001,814	38,539,312
Sumitomo Mitsui Financial Group Inc	1,051,000	36,774,594
		283,654,640
Beverages – 1.6%
Carlsberg A/S	224,279	36,490,901
Coca-Cola Co	843,190	44,242,179
		80,733,080
Biotechnology – 0.9%
AbbVie Inc	427,069	46,067,933
Capital Markets – 1.0%
CME Group Inc	247,776	47,914,923
Chemicals – 2.5%
Air Products & Chemicals Inc	85,467	21,888,953
Nutrien Ltd	1,595,969	103,604,399
		125,493,352
Communications Equipment – 2.1%
Cisco Systems Inc	1,934,145	105,275,512
Construction Materials – 1.3%
LafargeHolcim Ltd*	1,312,168	63,139,268
Consumer Finance – 0.9%
OneMain Holdings Inc	845,515	46,782,345
Containers & Packaging – 1.3%
Amcor PLC	3,775,056	44,613,965
DS Smith PLC	4,151,483	22,917,749
		67,531,714
Diversified Financial Services – 0.4%
M&G PLC	7,988,071	21,858,642
Diversified Telecommunication Services – 3.0%
Telenor ASA#	2,957,072	49,687,317
TELUS Corp	2,902,440	63,806,009
Verizon Communications Inc	748,472	40,424,973
		153,918,299
Electric Utilities – 4.7%
Endesa SA	1,554,384	31,345,283
Enel SpA	6,348,342	48,733,248
Iberdrola SA	9,530,263	95,171,618
SSE PLC	2,946,482	61,862,614
		237,112,763
Electrical Equipment – 2.7%
ABB Ltd	1,365,817	45,532,934
nVent Electric PLC	1,199,853	38,791,248
Schneider Electric SE	316,307	52,582,372
		136,906,554
Entertainment – 0.8%
Nintendo Co Ltd	80,300	39,067,916
Equity Real Estate Investment Trusts (REITs) – 1.0%
VICI Properties Inc	1,708,361	48,534,536

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food & Staples Retailing – 3.0%
Koninklijke Ahold Delhaize NV	1,652,908	$54,792,197
Tesco PLC	28,206,216	95,652,707
		150,444,904
Food Products – 2.0%
Nestle SA (REG)	847,729	102,014,244
Household Durables – 1.1%
Electrolux AB*,#	1,086,534	25,100,177
Persimmon PLC	785,042	27,970,053
		53,070,230
Insurance – 9.3%
AXA SA	3,957,796	110,091,425
Direct Line Insurance Group PLC	12,669,624	49,424,366
Legal & General Group PLC	18,106,854	68,366,378
Manulife Financial Corp	4,509,419	86,812,725
Phoenix Group Holdings PLC	5,446,635	47,091,809
Sampo Oyj	995,448	49,387,911
Tokio Marine Holdings Inc	1,139,700	61,127,564
		472,302,178
Machinery – 1.5%
Volvo AB	3,467,901	77,943,840
Media – 1.2%
Publicis Groupe SA	925,343	62,307,846
Metals & Mining – 2.9%
Anglo American PLC	1,282,994	44,250,148
BHP Group PLC	3,516,240	87,623,277
Rio Tinto PLC	209,850	13,853,535
		145,726,960
Multi-Utilities – 2.7%
Dominion Energy Inc	661,367	48,293,018
National Grid PLC	3,923,054	46,658,987
Sempra Energy	346,435	43,824,028
		138,776,033
Oil, Gas & Consumable Fuels – 6.3%
Euronav NV#	1,990,822	19,430,423
Royal Dutch Shell PLC	3,777,254	84,116,548
Total SE	3,379,086	161,901,503
Williams Cos Inc	2,015,393	52,279,294
		317,727,768
Paper & Forest Products – 1.4%
UPM-Kymmene Oyj	1,974,715	69,762,042
Personal Products – 2.8%
Unilever PLC	2,665,666	143,760,369
Pharmaceuticals – 10.8%
AstraZeneca PLC	474,729	57,141,591
Bristol-Myers Squibb Co	1,488,315	88,063,599
GlaxoSmithKline PLC	2,515,499	47,474,301
Merck & Co Inc	1,762,270	132,364,100
Novartis AG	1,098,636	90,146,838
Novo Nordisk A/S	508,879	48,954,952
Roche Holding AG	223,319	81,503,049
		545,648,430
Real Estate Management & Development – 0.4%
Aroundtown SA	3,100,017	21,413,973
Semiconductor & Semiconductor Equipment – 5.5%
Broadcom Inc	211,530	102,577,243
MediaTek Inc	1,526,000	49,192,439
Powertech Technology Inc	2,604,000	9,631,071
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	798,924	89,199,865

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Texas Instruments Inc	153,368	$29,478,863
		280,079,481
Technology Hardware, Storage & Peripherals – 1.5%
Quanta Computer Inc	27,561,000	76,498,940
Textiles, Apparel & Luxury Goods – 2.5%
Burberry Group PLC	2,917,433	71,024,070
Cie Financiere Richemont SA (REG)	326,806	33,703,508
VF Corp	297,308	19,916,663
		124,644,241
Tobacco – 3.4%
British American Tobacco PLC	3,004,875	104,822,740
Imperial Brands PLC	3,146,130	65,647,964
		170,470,704
Wireless Telecommunication Services – 4.5%
KDDI Corp	1,806,500	59,708,371
Tele2 AB#	6,122,388	90,475,533
Vodafone Group PLC	51,234,945	77,488,571
		227,672,475
Total Common Stocks (cost $4,800,541,402)		4,814,445,709
Preferred Stocks– 1.9%
Technology Hardware, Storage & Peripherals – 1.9%
Samsung Electronics Co Ltd((cost $61,085,294)	1,654,166	96,904,386
Investment Companies– 1.4%
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $71,301,247)	71,294,118	71,301,247
Investments Purchased with Cash Collateral from Securities Lending– 2.0%
Investment Companies – 1.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	78,584,373	78,584,373
Time Deposits – 0.4%
Royal Bank of Canada, 0.0400%, 10/1/21	$19,646,093	19,646,093
Total Investments Purchased with Cash Collateral from Securities Lending (cost $98,230,466)		98,230,466
Total Investments (total cost $5,031,158,409) – 100.5%		5,080,881,808
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(25,188,561)
Net Assets – 100%		$5,055,693,247

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,222,355,382	24.1%
United Kingdom	1,174,718,198	23.1
Switzerland	416,039,841	8.2
France	386,883,146	7.6
Netherlands	280,026,547	5.5
Canada	254,223,133	5.0
Japan	248,382,332	4.9
Taiwan	224,522,315	4.4
Sweden	193,519,550	3.8
Finland	157,689,265	3.1
Spain	126,516,901	2.5
South Korea	123,203,743	2.4
Italy	96,823,889	1.9
Denmark	85,445,853	1.7
Norway	49,687,317	1.0
Germany	21,413,973	0.4
Belgium	19,430,423	0.4

Total	$5,080,881,808	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$66,460	$-	$(4,951)	$71,301,247
Investments Purchased with Cash Collateral from Securities Lending - 1.6%
Investment Companies - 1.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	1,753,673∆	-	-	78,584,373
Total Affiliated Investments - 3.0%	$1,820,133	$-	$(4,951)	$149,885,620

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2021

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	159,123,516	2,348,036,549	(2,435,853,867)	71,301,247
Investments Purchased with Cash Collateral from Securities Lending - 1.6%
Investment Companies - 1.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	172,014,381	1,427,858,670	(1,521,288,678)	78,584,373

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	10/27/21	(249,062,606)	$339,718,813	$4,174,115
Euro	10/27/21	(266,366,387)	312,645,437	3,993,517
Total				$8,167,632

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$8,167,632

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(14,103,901)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 6,867,866

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 656,804,825

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM 85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index

MSCI World IndexSM reflects the equity market performance of global developed markets.

85% MSCI ACWI ex-US High Div Yld/15% MSCI USA High Div Yld Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World ex-USA High Dividend Yield Index (85%) and the MSCI USA High Dividend Yield Index (15%). The underlying indices reflect the performance of higher dividend yield large and mid-cap equity from (i) global developed and emerging markets excluding the U.S. and (ii) the U.S. markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

£

The may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$51,490,294	$232,164,346	$-
Beverages	44,242,179	36,490,901	-
Biotechnology	46,067,933	-	-
Capital Markets	47,914,923	-	-
Chemicals	125,493,352	-	-
Communications Equipment	105,275,512	-	-
Consumer Finance	46,782,345	-	-
Diversified Telecommunication Services	104,230,982	49,687,317	-
Electrical Equipment	38,791,248	98,115,306	-
Equity Real Estate Investment Trusts (REITs)	48,534,536	-	-
Insurance	86,812,725	385,489,453	-
Multi-Utilities	92,117,046	46,658,987	-
Oil, Gas & Consumable Fuels	71,709,717	246,018,051	-
Pharmaceuticals	220,427,699	325,220,731	-
Semiconductor & Semiconductor Equipment	221,255,971	58,823,510	-
Textiles, Apparel & Luxury Goods	19,916,663	104,727,578	-
All Other	-	1,859,986,404	-
Preferred Stocks	-	96,904,386	-
Investment Companies	-	71,301,247	-
Investments Purchased with Cash Collateral from Securities Lending	-	98,230,466	-
Total Investments in Securities	$1,371,063,125	$3,709,818,683	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	8,167,632	-
Total Assets	$1,371,063,125	$3,717,986,315	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $4,881,272,789)(1)	$4,930,996,188
Affiliated investments, at value (cost $149,885,620)	149,885,620
Forward foreign currency exchange contracts	8,167,632
Cash denominated in foreign currency (cost $1,581,262)	1,581,262
Non-interested Trustees' deferred compensation	124,804
Receivables:
Investments sold	46,250,474
Foreign tax reclaims	39,330,660
Dividends	14,318,953
Fund shares sold	14,150,232
Dividends from affiliates	9,725
Other assets	586,509
Total Assets	5,205,402,059
Liabilities:
Due to custodian	129
Collateral for securities loaned (Note 3)	98,230,466
Payables:	—
Fund shares repurchased	36,518,304
Dividends	9,891,859
Advisory fees	2,796,895
Transfer agent fees and expenses	693,565
12b-1 Distribution and shareholder servicing fees	518,857
Non-interested Trustees' deferred compensation fees	124,804
Custodian fees	63,000
Professional fees	54,373
Non-interested Trustees' fees and expenses	36,608
Affiliated fund administration fees payable	10,626
Accrued expenses and other payables	769,326
Total Liabilities	149,708,812
Net Assets	$5,055,693,247

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,176,874,521
Total distributable earnings (loss)	(1,121,181,274)
Total Net Assets	$5,055,693,247
Net Assets - Class A Shares	$662,514,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,255,731
Net Asset Value Per Share(2)	$6.54
Maximum Offering Price Per Share(3)	$6.94
Net Assets - Class C Shares	$437,512,167
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,768,181
Net Asset Value Per Share(2)	$6.46
Net Assets - Class D Shares	$13,132,355
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,014,050
Net Asset Value Per Share	$6.52
Net Assets - Class I Shares	$3,719,987,286
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	567,628,493
Net Asset Value Per Share	$6.55
Net Assets - Class N Shares	$134,486,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,526,969
Net Asset Value Per Share	$6.55
Net Assets - Class S Shares	$16,509,748
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,545,232
Net Asset Value Per Share	$6.49
Net Assets - Class T Shares	$71,551,463
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,977,356
Net Asset Value Per Share	$6.52

(1) Includes $92,470,818 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$438,832,126
Affiliated securities lending income, net	1,753,673
Dividends from affiliates	66,460
Interest	21,208
Unaffiliated securities lending income, net	9,279
Other income	182,211
Foreign tax withheld	(31,785,457)
Total Investment Income	409,079,500
Expenses:
Advisory fees	31,993,797
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,666,902
Class C Shares	4,570,876
Class S Shares	36,714
Transfer agent administrative fees and expenses:
Class D Shares	12,547
Class S Shares	36,887
Class T Shares	213,602
Transfer agent networking and omnibus fees:
Class A Shares	1,313,700
Class C Shares	349,409
Class I Shares	2,946,523
Other transfer agent fees and expenses:
Class A Shares	39,703
Class C Shares	23,371
Class D Shares	3,005
Class I Shares	141,407
Class N Shares	4,501
Class S Shares	147
Class T Shares	888
Custodian fees	249,312
Shareholder reports expense	241,472
Registration fees	198,867
Affiliated fund administration fees	136,013
Professional fees	74,147
Non-interested Trustees’ fees and expenses	69,118
Other expenses	369,441
Total Expenses	44,692,349
Less: Excess Expense Reimbursement and Waivers	(6,389)
Net Expenses	44,685,960
Net Investment Income/(Loss)	364,393,540

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $118,955)	$328,017,449
Forward foreign currency exchange contracts	(14,103,901)
Total Net Realized Gain/(Loss) on Investments	313,913,548
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	88,151,774
Investments in affiliates	(4,951)
Forward foreign currency exchange contracts	6,867,866
Total Change in Unrealized Net Appreciation/Depreciation	95,014,689
Net Increase/(Decrease) in Net Assets Resulting from Operations	$773,321,777

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$364,393,540	$359,079,666
Net realized gain/(loss) on investments	313,913,548	(782,698,477)
Change in unrealized net appreciation/depreciation	95,014,689	231,905,615
Net Increase/(Decrease) in Net Assets Resulting from Operations	773,321,777	(191,713,196)
Dividends and Distributions to Shareholders:
Class A Shares	(47,571,920)	(47,582,562)
Class C Shares	(31,626,263)	(38,510,072)
Class D Shares	(873,001)	(633,668)
Class I Shares	(265,514,591)	(231,240,080)
Class N Shares	(8,574,137)	(2,741,465)
Class S Shares	(1,095,477)	(672,170)
Class T Shares	(6,017,587)	(5,518,753)
Net Decrease from Dividends and Distributions to Shareholders	(361,272,976)	(326,898,770)
Capital Share Transactions:
Class A Shares	(9,889,322)	(2,823,717)
Class C Shares	(84,565,650)	(140,652,799)
Class D Shares	4,232,707	1,085,847
Class I Shares	607,907,308	187,164,071
Class N Shares	60,200,231	59,525,128
Class S Shares	4,661,637	9,844,203
Class T Shares	(8,101,526)	9,154,190
Net Increase/(Decrease) from Capital Share Transactions	574,445,385	123,296,923
Net Increase/(Decrease) in Net Assets	986,494,186	(395,315,043)
Net Assets:
Beginning of period	4,069,199,061	4,464,514,104
End of period	$5,055,693,247	$4,069,199,061

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$5.90	$6.58	$7.16	$7.80	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.51	0.46	0.49	0.08
Net realized and unrealized gain/(loss)	0.64	(0.72)	(0.56)	(0.65)	0.05
Total from Investment Operations	1.13	(0.21)	(0.10)	(0.16)	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.47)	(0.48)	(0.48)	(0.11)
Total Dividends and Distributions	(0.49)	(0.47)	(0.48)	(0.48)	(0.11)
Net Asset Value, End of Period	$6.54	$5.90	$6.58	$7.16	$7.80
Total Return*	19.08%	(2.98)%	(1.22)%	(2.13)%	1.63%
Net Assets, End of Period (in thousands)	$662,514	$610,106	$684,235	$818,548	$856,276
Average Net Assets for the Period (in thousands)	$666,761	$639,082	$695,276	$878,570	$854,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.14%	1.12%	1.09%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.14%	1.12%	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	7.28%	8.15%	6.91%	6.43%	5.93%
Portfolio Turnover Rate	123%	227%	142%	137%	21%

Class C Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$5.83	$6.53	$7.11	$7.75	$7.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.47	0.42	0.44	0.07
Net realized and unrealized gain/(loss)	0.64	(0.73)	(0.56)	(0.65)	0.04
Total from Investment Operations	1.08	(0.26)	(0.14)	(0.21)	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.44)	(0.44)	(0.43)	(0.09)
Total Dividends and Distributions	(0.45)	(0.44)	(0.44)	(0.43)	(0.09)
Net Asset Value, End of Period	$6.46	$5.83	$6.53	$7.11	$7.75
Total Return*	18.54%	(3.92)%	(1.88)%	(2.76)%	1.46%
Net Assets, End of Period (in thousands)	$437,512	$469,891	$677,303	$1,037,471	$1,073,190
Average Net Assets for the Period (in thousands)	$478,215	$579,718	$804,713	$1,127,161	$1,057,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.75%	1.76%	1.75%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.75%	1.76%	1.75%	1.85%
Ratio of Net Investment Income/(Loss)	6.66%	7.49%	6.24%	5.82%	5.18%
Portfolio Turnover Rate	123%	227%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$7.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47
Net realized and unrealized gain/(loss)	0.50
Total from Investment Operations	0.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)
Total Dividends and Distributions	(0.48)
Net Asset Value, End of Period	$7.78
Total Return*	13.90%
Net Assets, End of Period (in thousands)	$861,163
Average Net Assets for the Period (in thousands)	$788,169
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%
Ratio of Net Investment Income/(Loss)	6.40%
Portfolio Turnover Rate	127%

Class C Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$7.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41
Net realized and unrealized gain/(loss)	0.51
Total from Investment Operations	0.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)
Total Dividends and Distributions	(0.43)
Net Asset Value, End of Period	$7.73
Total Return*	13.18%
Net Assets, End of Period (in thousands)	$1,047,109
Average Net Assets for the Period (in thousands)	$1,018,868
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%
Ratio of Net Investment Income/(Loss)	5.57%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$5.88	$6.57	$7.15	$7.79	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.51	0.54	0.48	0.53	0.08
Net realized and unrealized gain/(loss)	0.63	(0.74)	(0.57)	(0.67)	0.04
Total from Investment Operations	1.14	(0.20)	(0.09)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.49)	(0.49)	(0.50)	(0.11)
Total Dividends and Distributions	(0.50)	(0.49)	(0.49)	(0.50)	(0.11)
Net Asset Value, End of Period	$6.52	$5.88	$6.57	$7.15	$7.79
Total Return*	19.43%	(2.92)%	(1.06)%	(1.91)%	1.56%
Net Assets, End of Period (in thousands)	$13,132	$8,277	$8,028	$8,359	$2,985
Average Net Assets for the Period (in thousands)	$11,156	$8,001	$7,928	$7,765	$2,334
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.92%	0.99%	0.88%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.92%	0.99%	0.88%	0.84%
Ratio of Net Investment Income/(Loss)	7.60%	8.59%	7.17%	7.02%	6.30%
Portfolio Turnover Rate	123%	227%	142%	137%	21%

Class I Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$5.91	$6.60	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.52	0.54	0.49	0.53	0.08
Net realized and unrealized gain/(loss)	0.63	(0.73)	(0.57)	(0.66)	0.04
Total from Investment Operations	1.15	(0.19)	(0.08)	(0.13)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.50)	(0.50)	(0.50)	(0.11)
Total Dividends and Distributions	(0.51)	(0.50)	(0.50)	(0.50)	(0.11)
Net Asset Value, End of Period	$6.55	$5.91	$6.60	$7.18	$7.81
Total Return*	19.43%	(2.78)%	(0.89)%	(1.68)%	1.58%
Net Assets, End of Period (in thousands)	$3,719,987	$2,830,699	$3,008,858	$3,509,735	$3,075,563
Average Net Assets for the Period (in thousands)	$3,469,535	$2,946,792	$2,998,950	$3,534,302	$2,981,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.78%	0.79%	0.76%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.78%	0.79%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	7.70%	8.62%	7.30%	6.88%	6.26%
Portfolio Turnover Rate	123%	227%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.78
Total Return*	1.86%
Net Assets, End of Period (in thousands)	$1,941
Average Net Assets for the Period (in thousands)	$1,027
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.97%
Portfolio Turnover Rate	127%

Class I Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$7.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49
Net realized and unrealized gain/(loss)	0.51
Total from Investment Operations	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)
Total Dividends and Distributions	(0.50)
Net Asset Value, End of Period	$7.80
Total Return*	14.32%
Net Assets, End of Period (in thousands)	$2,866,944
Average Net Assets for the Period (in thousands)	$2,411,600
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%
Ratio of Net Investment Income/(Loss)	6.67%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$5.91	$6.60	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.53	0.51	0.50	0.52	0.08
Net realized and unrealized gain/(loss)	0.62	(0.70)	(0.57)	(0.64)	0.04
Total from Investment Operations	1.15	(0.19)	(0.07)	(0.12)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.50)	(0.51)	(0.51)	(0.11)
Total Dividends and Distributions	(0.51)	(0.50)	(0.51)	(0.51)	(0.11)
Net Asset Value, End of Period	$6.55	$5.91	$6.60	$7.18	$7.81
Total Return*	19.51%	(2.71)%	(0.82)%	(1.64)%	1.59%
Net Assets, End of Period (in thousands)	$134,486	$68,993	$12,886	$6,841	$5,099
Average Net Assets for the Period (in thousands)	$106,437	$27,720	$10,817	$5,880	$4,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.72%	0.75%	0.72%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.72%	0.75%	0.72%	0.70%
Ratio of Net Investment Income/(Loss)	7.85%	8.37%	7.53%	6.83%	6.40%
Portfolio Turnover Rate	123%	227%	142%	137%	21%

Class S Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$5.86	$6.56	$7.15	$7.79	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.59	0.49	0.54	0.08
Net realized and unrealized gain/(loss)	0.62	(0.82)	(0.60)	(0.70)	0.04
Total from Investment Operations	1.11	(0.23)	(0.11)	(0.16)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.47)	(0.48)	(0.48)	(0.10)
Total Dividends and Distributions	(0.48)	(0.47)	(0.48)	(0.48)	(0.10)
Net Asset Value, End of Period	$6.49	$5.86	$6.56	$7.15	$7.79
Total Return*	19.01%	(3.30)%	(1.31)%	(2.16)%	1.58%
Net Assets, End of Period (in thousands)	$16,510	$10,825	$2,470	$232	$51
Average Net Assets for the Period (in thousands)	$14,755	$6,983	$1,805	$127	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.25%	1.38%	2.37%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.25%	1.34%	1.27%	1.03%
Ratio of Net Investment Income/(Loss)	7.31%	9.83%	7.35%	7.23%	6.01%
Portfolio Turnover Rate	123%	227%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017
Net Asset Value, Beginning of Period	$7.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.54
Net realized and unrealized gain/(loss)	0.47
Total from Investment Operations	1.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)
Total Dividends and Distributions	(0.51)
Net Asset Value, End of Period	$7.80
Total Return*	14.39%
Net Assets, End of Period (in thousands)	$4,156
Average Net Assets for the Period (in thousands)	$2,945
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%
Ratio of Net Investment Income/(Loss)	7.26%
Portfolio Turnover Rate	127%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.71%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	5.89%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$5.88	$6.57	$7.15	$7.78	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.52	0.52	0.49	0.54	0.08
Net realized and unrealized gain/(loss)	0.62	(0.72)	(0.58)	(0.68)	0.04
Total from Investment Operations	1.14	(0.20)	(0.09)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.49)	(0.49)	(0.49)	(0.11)
Total Dividends and Distributions	(0.50)	(0.49)	(0.49)	(0.49)	(0.11)
Net Asset Value, End of Period	$6.52	$5.88	$6.57	$7.15	$7.78
Total Return*	19.35%	(2.94)%	(1.04)%	(1.84)%	1.56%
Net Assets, End of Period (in thousands)	$71,551	$70,408	$70,735	$53,548	$30,421
Average Net Assets for the Period (in thousands)	$85,441	$71,828	$65,061	$55,040	$17,484
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.97%	0.94%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.95%	0.93%	0.98%
Ratio of Net Investment Income/(Loss)	7.70%	8.29%	7.41%	7.12%	6.52%
Portfolio Turnover Rate	123%	227%	142%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.74%
Net Assets, End of Period (in thousands)	$8,619
Average Net Assets for the Period (in thousands)	$4,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.03%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Global Equity Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's first fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

30	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December.The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

32	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

Janus Investment Fund	33

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

34	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting

Janus Investment Fund	35

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$8,167,632	$—	$—	$8,167,632
JPMorgan Chase Bank, National Association	92,470,818	—	(92,470,818)	—

Total	$100,638,450	$—	$(92,470,818)	$8,167,632
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

36	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Janus Investment Fund	37

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $92,470,818. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $98,230,466, resulting in the net amount due to the counterparty of $5,759,648.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Over $2 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

38	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and

Janus Investment Fund	39

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $217,424.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $4,880 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $21,161.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from

40	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 32,126,822	$ -	$(1,153,073,830)	$ -	$ -	$ 438,709	$ (672,975)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(894,291,612)	$(258,782,218)	$(1,153,073,830)

During the year ended September 30, 2021, capital loss carryovers of $317,112,774 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,081,554,783	$ 357,668,137	$ (358,341,112)	$ (672,975)

Information on the tax components of derivatives as of September 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,167,632	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 361,272,976	$ -	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 326,898,770	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,689)	$ 6,756,751	$ (6,755,062)

42	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	30,176,328	$ 204,549,615	52,543,375	$ 345,054,490
Reinvested dividends and distributions	5,608,120	37,672,140	6,692,992	39,876,504
Shares repurchased	(37,899,973)	(252,111,077)	(59,795,406)	(387,754,711)
Net Increase/(Decrease)	(2,115,525)	$ (9,889,322)	(559,039)	$ (2,823,717)
Class C Shares:
Shares sold	10,026,600	$ 67,608,705	30,957,427	$ 209,847,237
Reinvested dividends and distributions	4,419,518	29,312,763	5,848,928	34,429,134
Shares repurchased	(27,235,267)	(181,487,118)	(59,928,979)	(384,929,170)
Net Increase/(Decrease)	(12,789,149)	$ (84,565,650)	(23,122,624)	$ (140,652,799)
Class D Shares:
Shares sold	929,926	$ 6,382,496	588,433	$ 3,650,726
Reinvested dividends and distributions	122,986	823,397	100,822	596,294
Shares repurchased	(446,174)	(2,973,186)	(503,469)	(3,161,173)
Net Increase/(Decrease)	606,738	$ 4,232,707	185,786	$ 1,085,847
Class I Shares:
Shares sold	180,870,695	$1,227,854,603	198,136,313	$1,240,088,500
Reinvested dividends and distributions	35,370,434	237,791,085	34,445,866	205,134,572
Shares repurchased	(127,740,329)	(857,738,380)	(209,362,806)	(1,258,059,001)
Net Increase/(Decrease)	88,500,800	$ 607,907,308	23,219,373	$ 187,164,071
Class N Shares:
Shares sold	13,748,966	$ 92,754,224	11,137,920	$ 68,262,336
Reinvested dividends and distributions	732,139	4,925,185	284,736	1,686,803
Shares repurchased	(5,636,693)	(37,479,178)	(1,693,091)	(10,424,011)
Net Increase/(Decrease)	8,844,412	$ 60,200,231	9,729,565	$ 59,525,128
Class S Shares:
Shares sold	808,110	$ 5,403,626	1,649,192	$ 10,941,813
Reinvested dividends and distributions	164,475	1,095,477	116,639	671,619
Shares repurchased	(275,737)	(1,837,466)	(294,230)	(1,769,229)
Net Increase/(Decrease)	696,848	$ 4,661,637	1,471,601	$ 9,844,203
Class T Shares:
Shares sold	8,813,926	$ 59,293,455	11,303,375	$ 71,821,131
Reinvested dividends and distributions	882,872	5,914,028	918,488	5,476,980
Shares repurchased	(10,697,705)	(73,309,009)	(11,011,277)	(68,143,921)
Net Increase/(Decrease)	(1,000,907)	$ (8,101,526)	1,210,586	$ 9,154,190

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,259,313,231	$ 5,679,797,141	-	-

Janus Investment Fund	43

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On November 11, 2021 the Fund received payment of $15,835,750 from the French tax authority relating to recovery of previously withheld taxes. The receipt of this payment is not a guarantee of future payments and Janus Capital continues to evaluate developments from European courts for potential impacts to filed claims and associated professional and foreign withholding tax reclaims fees, if any.

44	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Equity Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	47

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	49

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	51

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Equity Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Foreign Taxes Paid	$23,693,969
Foreign Source Income	$209,026,171
Dividends Received Deduction Percentage	10%
Qualified Dividend Income Percentage	80%

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since inception 11/06)

Co-Head of Equities - EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Global Equity Income and Specialist Equities (2013-2018).

Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since inception 11/06)	Director of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

70	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes

NotesPage1

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Janus Henderson Global Equity Income Fund

Notes

NotesPage2

72	SEPTEMBER 30, 2021

Janus Henderson Global Equity Income Fund

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93081 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Global Life Sciences Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

 We believe in the power of deep fundamental research to identify life sciences companies trading at a significant discount to intrinsic value. We feel the quality of our team, the depth of our research and our disciplined long-term approach set us apart in pursuing superior risk-adjusted results for our clients.

Andy Acker Portfolio Manager

PERFORMANCE

Janus Henderson Global Life Sciences Fund I Shares returned 17.96% for the 12-month period ended September 30, 2021, underperforming its primary benchmark, the MSCI World Health Care IndexSM, which delivered 18.62%, and secondary benchmark, the S&P 500® Index, which gained 30.00% during the period.

INVESTMENT ENVIRONMENT

Like the broader equity market, health care stocks delivered double-digit gains during the 12-month period. But the sector lagged the S&P 500® Index due to a market rotation into more economically sensitive stocks and a rout in small- and mid-cap biotechnology stocks. The drawdown was one for the record books. In fact, from February 8 through August 19, small- and mid-cap biotech underperformed the health care sector by almost 50% (the widest margin in more than 15 years), weighed down by concerns about drug-pricing reform in the U.S., an unpredictable Food and Drug Administration (FDA), and worries that mergers and acquisitions (M&A) could face stricter regulatory oversight.

However, these headwinds were offset by strong performance in other areas of the sector, including health care facilities and services, which experienced robust demand amid the pandemic, and device makers, which benefited from a rebound in routine medical procedures following COVID-19 lockdowns. Increased spending on research and development aided life sciences tools and services firms, and biotech companies continued to hit innovation milestones, including delivering the first clinical trial data validating in-vivo gene editing.

PERFORMANCE DISCUSSION

The Fund’s positioning in small-cap biotechnology detracted the most from relative performance, while stock selection in pharmaceuticals, as well as an underweight to the subsector, aided returns.

Looking at individual holdings, ACADIA Pharmaceuticals was the top detractor. The company’s lead drug Nuplazid is being developed as a treatment for hallucinations and delusions associated with dementia-related psychosis. However, despite a breakthrough therapy designation and two positive phase 3 trials, the FDA denied approval in April due to a lack of statistical significance for some patient subgroups. The decision came as a surprise since the issues flagged were not part of agreed-upon criteria for approval. Unfortunately, ACADIA will likely have to begin a new clinical trial, pushing out a potential launch by several years.

Global Blood Therapeutics also weighed on performance. Global Blood is a commercial-stage biopharmaceutical firm that markets Oxbryta for the treatment of sickle cell disease, a devastating genetic condition affecting roughly 100,000 people in the U.S. Global Blood reported disappointing sales in recent quarters, due to COVID-19 headwinds (patients not meeting with their health care providers) and attrition (some patients not filling or refilling prescriptions). However, we think the stock is now overly discounted, particularly in light of the large addressable market and a follow-on compound that could provide a further improved clinical profile.

On the positive side, GW Pharmaceuticals was a top contributor, as the company was acquired by Jazz Pharmaceuticals for more than $7 billion, representing a substantial return from our initial purchase in 2014. We believe Jazz was attracted to the strong profile and sales performance of Epidiolex, a cannabinoid for patients with severe childhood-onset epilepsy. GW also has a second drug in development, nabiximols, a cannabinoid to manage spasticity in multiple sclerosis and spinal cord injury

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

patients. Nabiximols is entering multiple pivotal-stage trials that could lead to approval over the coming years.

VelosBio was another top contributor. This precision oncology firm is developing therapies that target ROR1, a protein found at high levels in multiple tumor types. In early clinical trials, the company’s lead molecule, an antibody drug conjugate, demonstrated positive activity in patients with mantle cell lymphoma and diffuse large B-cell lymphoma, and was also being developed for solid tumors, such as breast cancer and lung cancer. Recognizing the potential, in late 2020, Merck & Co. announced it would acquire VelosBio for $2.75 billion, representing a strong return from our private investment in the company earlier in the year.

OUTLOOK

The sell-off that has taken place in small- and mid-cap biotech for much of 2021 may be coming to an end, with the S&P Biotechnology Select Index (a benchmark of small- and mid-cap biotech stocks) consistently trading above a low hit in August. Throughout, we believed these headwinds were largely transitory, and we are beginning to see signs of recovery. For one, low valuations have attracted the interest of large-cap biopharma, with several multibillion-dollar biotech deals announced in recent months. Historically, investor sentiment for biotech has improved as M&A heats up. The FDA – despite lacking a permanent commissioner and being inundated with applications for COVID-19 treatments – is on track to approve a near record number of novel drugs in 2021. And drug-pricing reform has met with stiff resistance in Washington, D.C., making drastic proposals such as widespread direct drug price negotiation by the government less likely to pass, in our view.

Meanwhile, health care’s innovation engine is running at full throttle, with advances continuing to be made in biologics, precision medicines, medical devices and health care delivery. Although demand for routine medical care could face near-term challenges from supply-chain and staffing shortages and the Delta variant, the momentum created by long-term trends such as advanced biological understanding, new treatment modalities and aging populations remains firmly in place. What’s more, the pressure to compete while keeping costs in check has focused companies on prioritizing medical breakthroughs and finding efficiencies, which in turn are leading to new end markets. In short, we believe the health care sector remains well positioned for growth and that small- and mid-cap biotech’s recent pullback, while unsettling, should be viewed as an opportunity for long-term investors rather than a cause for concern.

Thank you for your continued investment in Janus Henderson Global Life Sciences Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
GW Pharmaceuticals PLC (ADR)	0.35%	0.96%	ACADIA Pharmaceuticals Inc	0.70%	-0.82%
VelosBio Inc	0.10%	0.78%	Moderna Inc	0.30%	-0.71%
ALX Oncology Holdings Inc	0.71%	0.48%	Global Blood Therapeutics Inc	0.61%	-0.67%
Johnson & Johnson	1.23%	0.37%	Vertex Pharmaceuticals Inc	1.96%	-0.63%
Fate Therapeutics Inc	0.50%	0.34%	Seres Therapeutics Inc	0.34%	-0.61%

	1 Top Contributors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Materials	0.06%	0.03%	0.00%

	2 Top Detractors - Sectors*
		Relative	Fund	MSCI World Health Care Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.30%	99.27%	100.00%
	Other**	-0.10%	0.70%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
AstraZeneca PLC
Pharmaceuticals	4.6%
UnitedHealth Group Inc
Health Care Providers & Services	4.2%
Roche Holding AG
Pharmaceuticals	2.7%
Merck & Co Inc
Pharmaceuticals	2.7%
Thermo Fisher Scientific Inc
Life Sciences Tools & Services	2.6%
16.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Preferred Stocks	2.1%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Investment Companies	0.3%
Rights	0.0%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	17.70%	14.31%	19.08%	11.93%	0.98%
Class A Shares at MOP	10.93%	12.96%	18.38%	11.64%
Class C Shares at NAV	16.88%	13.48%	18.19%	11.10%	1.76%
Class C Shares at CDSC	15.88%	13.48%	18.19%	11.10%
Class D Shares	17.91%	14.51%	19.30%	12.11%	0.81%
Class I Shares	17.96%	14.58%	19.37%	12.14%	0.76%
Class N Shares	18.06%	14.60%	19.29%	12.10%	0.67%
Class S Shares	17.48%	14.10%	18.89%	11.75%	1.18%
Class T Shares	17.78%	14.40%	19.19%	12.05%	0.92%
MSCI World Health Care Index	18.62%	12.54%	14.49%	7.14%
S&P 500 Index	30.00%	16.90%	16.63%	7.68%
Morningstar Quartile - Class T Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Health Funds	87/167	55/138	23/122	8/57

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,060.90	$5.01	$1,000.00	$1,020.21	$4.91	0.97%
Class C Shares	$1,000.00	$1,056.80	$8.87	$1,000.00	$1,016.44	$8.69	1.72%
Class D Shares	$1,000.00	$1,061.90	$4.14	$1,000.00	$1,021.06	$4.05	0.80%
Class I Shares	$1,000.00	$1,062.20	$3.88	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,062.40	$3.46	$1,000.00	$1,021.71	$3.40	0.67%
Class S Shares	$1,000.00	$1,059.80	$6.04	$1,000.00	$1,019.20	$5.92	1.17%
Class T Shares	$1,000.00	$1,061.20	$4.70	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Biotechnology – 28.2%
4D Molecular Therapeutics Inc*	337,045	$9,090,104
AbbVie Inc	1,169,942	126,201,644
ACADIA Pharmaceuticals Inc*	625,784	10,394,272
Acceleron Pharma Inc*	198,363	34,138,272
Akero Therapeutics Inc*	1,006,586	22,497,197
Aligos Therapeutics Inc*,§	157,662	2,323,071
Aligos Therapeutics Inc*	599,804	9,302,960
Allakos Inc*	301,642	31,934,839
ALX Oncology Holdings Inc*	317,493	23,450,033
Amicus Therapeutics Inc*	2,090,787	19,967,016
Arena Pharmaceuticals Inc*	368,988	21,973,235
Argenx SE (ADR)*	165,791	50,068,882
Ascendis Pharma A/S (ADR)*	478,456	76,261,102
Bicycle Therapeutics Ltd (ADR)*	487,257	20,265,019
BioAtla LLC*	510,838	15,039,071
Biohaven Pharmaceutical Holding Co Ltd*	223,241	31,010,407
BioMarin Pharmaceutical Inc*	591,125	45,688,051
Biomea Fusion Inc*,#	665,526	7,966,346
Bridgebio Pharma Inc*	385,098	18,049,543
C4 Therapeutics Inc*,#	350,734	15,670,795
Cardiff Oncology Inc*,#	769,928	5,127,720
Caribou Biosciences Inc*	497,707	11,880,266
Centessa Pharmacuticals PLC (ADR)*	81,218	1,356,341
Cyteir Therapeutics Inc*,§	549,652	9,164,073
Cyteir Therapeutics Inc*,#	122,495	2,149,787
Day One Biopharmaceuticals*,§	406,888	9,172,680
Design Therapeutics Inc*,§	522,185	7,287,353
Edgewise Therapeutics Inc*,§	544,046	8,579,605
ESSA Pharma Inc*	455,083	3,640,664
Fate Therapeutics Inc*	233,711	13,852,051
Gilead Sciences Inc	647,606	45,235,279
Global Blood Therapeutics Inc*	711,050	18,117,554
Graphite Bio Inc*,§	309,302	4,815,987
Graphite Bio Inc*,#	192,036	3,147,470
Icosavax Inc*,§	337,717	8,993,741
Icosavax Inc*,#	194,214	5,746,792
Insmed Inc*	1,855,292	51,094,742
Intellia Therapeutics Inc*	80,938	10,857,833
Janux Therapeutics Inc*,§	245,474	5,044,122
Janux Therapeutics Inc*	464,936	10,056,566
KalVista Pharmaceuticals Inc*	363,698	6,346,530
Kodiak Sciences Inc*	105,784	10,153,148
LEXEO Therapeutics Inc*,¢,§	883,469	1,520,000
Mirati Therapeutics Inc*	124,941	22,103,312
Moderna Inc*	75,766	29,159,303
Myovant Sciences Ltd*	1,439,279	32,297,421
Natera Inc*	175,525	19,560,506
Neurocrine Biosciences Inc*	895,545	85,891,721
Nuvalent Inc*,§	310,897	6,309,655
Nuvalent Inc - Class A*,#	258,679	5,833,211
Olema Pharmaceuticals Inc*	758,135	20,894,201
Praxis Precision Medicines Inc*	742,912	13,736,443
PTC Therapeutics Inc*	604,787	22,504,124
Regeneron Pharmaceuticals Inc*	55,057	33,319,395
Rhythm Pharmaceuticals Inc*	1,058,410	13,822,835
Rocket Pharmaceuticals Inc*	283,657	8,478,508
Sage Therapeutics Inc*	300,297	13,306,160
Sarepta Therapeutics Inc*	993,901	91,915,964
Travere Therapeutics Inc*	1,006,079	24,397,416

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Biotechnology– (continued)
Vaxcyte Inc*,#	479,749	$12,171,232
Vertex Pharmaceuticals Inc*	459,220	83,297,916
Verve Therapeutics Inc*,§	260,405	11,627,083
Verve Therapeutics Inc*,#	63,478	2,983,466
		1,398,242,035
Health Care Equipment & Supplies – 22.8%
Abbott Laboratories	1,044,884	123,432,147
Align Technology Inc*	126,529	84,196,192
Boston Scientific Corp*	2,833,408	122,941,573
Cooper Cos Inc	122,564	50,656,927
Danaher Corp	382,145	116,340,224
Dentsply Sirona Inc	798,483	46,351,938
DexCom Inc*	138,738	75,870,263
Edwards Lifesciences Corp*	712,944	80,712,390
Globus Medical Inc*	493,536	37,814,728
ICU Medical Inc*	102,944	24,025,071
Insulet Corp*	123,585	35,126,565
Intuitive Surgical Inc*	49,544	49,254,168
Medtronic PLC	793,204	99,428,121
Silk Road Medical Inc*	307,211	16,905,821
STERIS PLC	187,111	38,223,035
Stryker Corp	193,051	50,911,410
Tandem Diabetes Care Inc*	283,573	33,852,945
Teleflex Inc	118,417	44,589,921
		1,130,633,439
Health Care Providers & Services – 10.7%
agilon health Inc*	407,515	10,680,968
Anthem Inc	197,545	73,644,776
Centene Corp*	991,953	61,808,591
Humana Inc	303,853	118,244,395
LifeStance Health Group Inc*	1,242,034	18,009,493
Privia Health Group Inc*	449,037	10,579,312
Quest Diagnostics Inc	187,792	27,288,056
UnitedHealth Group Inc	530,397	207,247,324
		527,502,915
Health Care Technology – 0.8%
Accolade Inc*	427,507	18,027,970
Health Catalyst Inc*	462,091	23,109,171
		41,137,141
Life Sciences Tools & Services – 6.7%
ICON PLC*	89,964	23,572,367
Illumina Inc*	133,093	53,983,852
IQVIA Holdings Inc*	282,432	67,653,761
Lonza Group AG	26,054	19,522,562
NeoGenomics Inc*	503,623	24,294,774
Sotera Health Co*	559,119	14,620,962
Thermo Fisher Scientific Inc	224,579	128,308,720
		331,956,998
Pharmaceuticals – 27.6%
Astellas Pharma Inc	3,158,400	52,084,769
AstraZeneca PLC	1,911,529	230,084,551
Bristol-Myers Squibb Co	1,524,631	90,212,416
Catalent Inc*	322,713	42,943,419
Collegium Pharmaceutical Inc*	799,603	15,784,163
DICE Therapeutics Inc*,#	393,600	12,890,400
Elanco Animal Health Inc*	1,376,601	43,899,806
Eli Lilly & Co	387,928	89,630,764
Everest Medicines Ltd (144A)*	1,411,419	8,876,427
Harmony Biosciences Holdings Inc*	384,770	14,748,234

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Horizon Therapeutics PLC*	623,603	$68,309,473
Jazz Pharmaceuticals PLC*	299,183	38,956,618
Johnson & Johnson	289,939	46,825,149
Merck & Co Inc	1,747,858	131,281,614
Novartis AG (ADR)	1,336,843	109,327,021
Novo Nordisk A/S	681,617	65,572,616
Phathom Pharmaceuticals Inc*	452,047	14,510,709
Roche Holding AG	367,759	134,218,226
Royalty Pharma PLC - Class A	751,016	27,141,718
Sanofi	931,506	89,659,299
Takeda Pharmaceutical Co Ltd	740,636	24,553,753
United Medicines Biopharma*,§	785,378	12,460,022
		1,363,971,167
Total Common Stocks (cost $3,213,053,179)		4,793,443,695
Preferred Stocks– 2.1%
Biotechnology – 1.5%
Asher Biotherapeutics Inc PP*,¢,§	1,214,301	2,438,924
Attralus Inc PP*,¢,§	669,935	5,198,696
DiCE Molecules Holdings LLC PP*,§	192,261	5,666,893
Disc Medicine Inc PP*,¢,§	1,084,584	2,603,002
Element Biosciences Inc PP*,¢,§	425,023	8,737,070
Flame Biosciences PP*,¢,§	919,200	6,020,760
HemoShear Therapeutics LLC PP*,¢,§	289,280	3,839,396
LEXEO Therapeutics Inc PP*,¢,§	3,643,715	6,268,975
Pyxis Oncology Inc PP*,¢,§	1,819,227	2,994,084
SomaLogic Inc PP*,§	1,211,403	15,009,283
Sonoma Biotherapeutics Inc PP*,¢,§	1,255,200	2,480,652
Synthekine Inc PP*,¢,§	2,192,937	6,290,001
TwinStrand Biosciences Inc PP*,¢,§	344,314	2,750,001
Ventyx Biosciences Inc PP*,¢,§	2,279,838	3,017,138
Ventyx Biosciences Inc Series B PP*,¢,§	566,731	750,012
		74,064,887
Health Care Providers & Services – 0.2%
Bigfoot Biomedical Inc - Series B PP*,¢,§	1,035,873	9,808,940
Bigfoot Biomedical Inc - Series C-1 PP*,¢,§	168,418	1,594,792
		11,403,732
Health Care Technology – 0%
Freenome Inc PP*,¢,§	337,474	2,231,817
Pharmaceuticals – 0.4%
Amunix Pharmaceuticals Inc PP*,¢,§	3,083,148	5,450,081
CANbridge Pharmaceuticals Inc PP*,¢,§	296,003	4,371,964
Neurogene Inc PP*,¢,§	1,336,317	3,260,613
VALENZABio Series A PP*,¢,§	700,559	6,235,276
		19,317,934
Total Preferred Stocks (cost $90,123,509)		107,018,370
Rights– 0%
Biotechnology – 0%
Clementia Pharmaceuticals Inc CVR*,¢((cost $1,180,320)	874,311	0
Investment Companies– 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $13,474,132)	13,472,784	13,474,132
Investments Purchased with Cash Collateral from Securities Lending– 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	14,830,192	14,830,192

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– (continued)
Time Deposits – 0.1%
Royal Bank of Canada, 0.0400%, 10/1/21	$3,707,548	$3,707,548
Total Investments Purchased with Cash Collateral from Securities Lending (cost $18,537,740)		18,537,740
Total Investments (total cost $3,336,368,880) – 99.6%		4,932,473,937
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		20,432,786
Net Assets – 100%		$4,952,906,723

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,020,394,715	81.5%
Switzerland	263,067,809	5.3
United Kingdom	250,349,570	5.1
Denmark	141,833,718	2.9
France	89,659,299	1.8
Japan	76,638,522	1.5
Belgium	50,068,882	1.0
Ireland	23,572,367	0.5
China	13,248,391	0.3
Canada	3,640,664	0.1

Total	$4,932,473,937	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$22,836	$(437)	$(109)	$13,474,132
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	454,217∆	-	-	14,830,192
Total Affiliated Investments - 0.6%	$477,053	$(437)	$(109)	$28,304,324

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	35,187,278	650,697,882	(672,410,482)	13,474,132
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	60,161,577	412,231,511	(457,562,896)	14,830,192

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $8,876,427, which represents 0.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $87,862,194, which represents 1.8% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted Securities (as of September 30, 2021)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Aligos Therapeutics Inc	12/20/19-10/6/20	$1,654,213	$2,323,071	0.1%
Amunix Pharmaceuticals Inc PP	2/26/21	5,450,081	5,450,081	0.1
Asher Biotherapeutics Inc PP	8/23/21	2,438,924	2,438,924	0.0
Attralus Inc PP	8/31/21	5,198,696	5,198,696	0.1
Bigfoot Biomedical Inc - Series B PP	11/21/17	9,808,940	9,808,940	0.2
Bigfoot Biomedical Inc - Series C-1 PP	12/27/19	1,355,580	1,594,792	0.0
CANbridge Pharmaceuticals Inc PP	4/27/21	4,371,964	4,371,964	0.1
Cyteir Therapeutics Inc	2/5/21	6,880,567	9,164,073	0.2
Day One Biopharmaceuticals	2/2/21	5,488,122	9,172,680	0.2
Design Therapeutics Inc	1/25/21	5,575,111	7,287,353	0.1
DiCE Molecules Holdings LLC PP	8/20/21	2,594,601	5,666,893	0.1
Disc Medicine Inc PP	8/23/21	2,603,002	2,603,002	0.1
Edgewise Therapeutics Inc	12/3/20	3,989,709	8,579,605	0.2
Element Biosciences Inc PP	6/21/21	8,737,070	8,737,070	0.2
Flame Biosciences PP	9/28/20	6,020,760	6,020,760	0.1
Freenome Inc PP	8/14/20	2,231,817	2,231,817	0.0
Graphite Bio Inc	3/11/21	3,806,253	4,815,987	0.1
HemoShear Therapeutics LLC PP	2/5/21	3,839,496	3,839,396	0.1
Icosavax Inc	3/19/21	3,960,154	8,993,741	0.2
Janux Therapeutics Inc	4/15/21	2,979,991	5,044,122	0.1
LEXEO Therapeutics Inc	8/10/21	1,520,000	1,520,000	0.0
LEXEO Therapeutics Inc PP	11/20/20-7/30/21	3,643,715	6,268,975	0.1
Neurogene Inc PP	12/15/20-9/22/21	3,260,613	3,260,613	0.1
Nuvalent Inc	4/30/21	3,463,382	6,309,655	0.1
Pyxis Oncology Inc PP	3/5/21	2,994,084	2,994,084	0.1
SomaLogic Inc PP	12/21/20	4,894,507	15,009,283	0.3
Sonoma Biotherapeutics Inc PP	7/23/21	2,480,652	2,480,652	0.0
Synthekine Inc PP	6/3/21	6,290,001	6,290,001	0.1
TwinStrand Biosciences Inc PP	4/30/21	2,750,001	2,750,001	0.1
United Medicines Biopharma	1/29/21	8,639,164	12,460,022	0.3
VALENZABio Series A PP	3/25/21	6,235,276	6,235,276	0.1
Ventyx Biosciences Inc PP	2/26/21-6/10/21	2,173,729	3,017,138	0.1
Ventyx Biosciences Inc Series B PP	9/9/21	750,000	750,012	0.0
Verve Therapeutics Inc	1/14/21	2,937,344	11,627,083	0.2
Total		$141,017,519	$194,315,762	3.9%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

14	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$1,323,404,665	$73,317,370	$1,520,000
Life Sciences Tools & Services	312,434,436	19,522,562	-
Pharmaceuticals	746,461,504	617,509,663	-
All Other	1,699,273,495	-	-
Preferred Stocks	-	20,676,176	86,342,194
Rights	-	-	0
Investment Companies	-	13,474,132	-
Investments Purchased with Cash Collateral from Securities Lending	-	18,537,740	-
Total Assets	$4,081,574,100	$763,037,643	$87,862,194

Level 3 Valuation Reconciliation of Assets (for the year ended September 30, 2021)

	Balance as of September 30, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of September 30, 2021
Investment in Securities:
Common Stocks
Biotechnology	$ 14,524,110	$ -	$ -	$ 1,520,000	$ -	$(14,524,110)	$ 1,520,000
Pharmaceuticals	10,332,377	-	-	-	-	(10,332,377)	-
Preferred Stocks
Biotechnology	53,459,970	42,485,485	(13,311,381)	43,899,370	(67,623,786)(b)	(5,520,947)	53,388,711
Health Care Providers & Services	11,403,732	-	-	-	-	-	11,403,732
Health Care Technology	2,231,817	-	-	-	-	-	2,231,817
Pharmaceuticals	6,163,169	-	-	19,317,934	(6,163,169) (b)	-	19,317,934
Rights
Biotechnology	-	-	-	-	-	-	-
Total	$ 98,115,175	$42,485,485	$ (13,311,381)	$64,737,304	$(73,786,955)	$(30,377,434)	$ 87,862,194
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.
(b) All or a portion is the result of a corporate action.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2021

Assets:
Unaffiliated investments, at value (cost $3,308,064,556)(1)	$4,904,169,613
Affiliated investments, at value (cost $28,304,324)	28,304,324
Cash	1,122
Non-interested Trustees' deferred compensation	123,570
Receivables:
Investments sold	46,269,299
Foreign tax reclaims	6,926,280
Dividends	3,986,888
Fund shares sold	3,300,745
Dividends from affiliates	1,004
Other assets	121,593
Total Assets	4,993,204,438
Liabilities:
Collateral for securities loaned (Note 2)	18,537,740
Payables:	—
Investments purchased	12,843,336
Fund shares repurchased	4,841,796
Advisory fees	2,704,110
Transfer agent fees and expenses	678,835
12b-1 Distribution and shareholder servicing fees	201,104
Non-interested Trustees' deferred compensation fees	123,570
Professional fees	57,867
Non-interested Trustees' fees and expenses	37,719
Custodian fees	17,493
Affiliated fund administration fees payable	10,563
Accrued expenses and other payables	243,582
Total Liabilities	40,297,715
Net Assets	$4,952,906,723

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,974,784,322
Total distributable earnings (loss)	1,978,122,401
Total Net Assets	$4,952,906,723
Net Assets - Class A Shares	$285,239,136
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,948,668
Net Asset Value Per Share(2)	$72.24
Maximum Offering Price Per Share(3)	$76.65
Net Assets - Class C Shares	$157,110,314
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,427,035
Net Asset Value Per Share(2)	$64.73
Net Assets - Class D Shares	$1,848,983,404
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,065,267
Net Asset Value Per Share	$73.77
Net Assets - Class I Shares	$1,079,080,886
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,596,897
Net Asset Value Per Share	$73.93
Net Assets - Class N Shares	$176,575,911
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,396,050
Net Asset Value Per Share	$73.69
Net Assets - Class S Shares	$27,575,219
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	389,926
Net Asset Value Per Share	$70.72
Net Assets - Class T Shares	$1,378,341,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,795,740
Net Asset Value Per Share	$73.33

(1) Includes $15,065,272 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$53,987,360
Affiliated securities lending income, net	454,217
Dividends from affiliates	22,836
Unaffiliated securities lending income, net	6,370
Other income	510,686
Foreign tax withheld	(2,365,163)
Total Investment Income	52,616,306
Expenses:
Advisory fees	31,351,432
12b-1 Distribution and shareholder servicing fees:
Class A Shares	660,838
Class C Shares	1,547,377
Class S Shares	69,281
Transfer agent administrative fees and expenses:
Class D Shares	2,071,052
Class S Shares	69,234
Class T Shares	3,486,116
Transfer agent networking and omnibus fees:
Class A Shares	139,650
Class C Shares	134,403
Class I Shares	839,752
Other transfer agent fees and expenses:
Class A Shares	15,661
Class C Shares	8,083
Class D Shares	213,326
Class I Shares	43,456
Class N Shares	5,098
Class S Shares	337
Class T Shares	12,917
Shareholder reports expense	330,000
Registration fees	194,339
Professional fees	167,477
Affiliated fund administration fees	136,815
Custodian fees	97,513
Non-interested Trustees’ fees and expenses	77,524
Other expenses	307,945
Total Expenses	41,979,626
Less: Excess Expense Reimbursement and Waivers	(125,441)
Net Expenses	41,854,185
Net Investment Income/(Loss)	10,762,121

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$471,577,320
Investments in affiliates	(437)
Total Net Realized Gain/(Loss) on Investments	471,576,883
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	292,699,085
Investments in affiliates	(109)
Total Change in Unrealized Net Appreciation/Depreciation	292,698,976
Net Increase/(Decrease) in Net Assets Resulting from Operations	$775,037,980

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$10,762,121	$32,357,068
Net realized gain/(loss) on investments	471,576,883	314,292,002
Change in unrealized net appreciation/depreciation	292,698,976	706,109,341
Net Increase/(Decrease) in Net Assets Resulting from Operations	775,037,980	1,052,758,411
Dividends and Distributions to Shareholders:
Class A Shares	(18,584,738)	(11,824,220)
Class C Shares	(12,865,282)	(9,638,429)
Class D Shares	(135,531,132)	(93,668,579)
Class I Shares	(75,698,067)	(46,992,205)
Class N Shares	(15,855,433)	(6,322,369)
Class S Shares	(2,041,558)	(1,341,666)
Class T Shares	(103,625,067)	(73,795,954)
Net Decrease from Dividends and Distributions to Shareholders	(364,201,277)	(243,583,422)
Capital Share Transactions:
Class A Shares	35,581,878	10,164,225
Class C Shares	(11,323,552)	(23,308,399)
Class D Shares	37,946,936	(27,283,962)
Class I Shares	79,042,566	55,388,243
Class N Shares	21,543,883	29,987,153
Class S Shares	1,021,030	927,127
Class T Shares	(8,784,551)	(72,006,120)
Net Increase/(Decrease) from Capital Share Transactions	155,028,190	(26,131,733)
Net Increase/(Decrease) in Net Assets	565,864,893	783,043,256
Net Assets:
Beginning of period	4,387,041,830	3,603,998,574
End of period	$4,952,906,723	$4,387,041,830

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$66.20	$53.89	$64.96	$55.76	$49.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.41(2)	0.17	0.01	0.05
Net realized and unrealized gain/(loss)	11.44	15.62	(4.52)	9.74	7.01
Total from Investment Operations	11.51	16.03	(4.35)	9.75	7.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.66)	(0.40)	—	(0.07)	(0.03)
Distributions (from capital gains)	(4.81)	(3.32)	(6.72)	(0.48)	(0.43)
Total Dividends and Distributions	(5.47)	(3.72)	(6.72)	(0.55)	(0.46)
Net Asset Value, End of Period	$72.24	$66.20	$53.89	$64.96	$55.76
Total Return*	17.70%	30.58%	(5.85)%	17.70%	14.58%
Net Assets, End of Period (in thousands)	$285,239	$228,005	$177,862	$195,674	$188,407
Average Net Assets for the Period (in thousands)	$264,335	$198,807	$182,919	$181,464	$206,577
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.98%	1.00%	0.99%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.98%	1.00%	0.99%	1.02%
Ratio of Net Investment Income/(Loss)	0.10%	0.69%(2)	0.30%	0.02%	0.10%
Portfolio Turnover Rate	32%	43%	36%	46%	38%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.83	$49.00	$60.16	$52.00	$46.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.39)	—(2)(3)	(0.21)	(0.40)	(0.27)
Net realized and unrealized gain/(loss)	10.32	14.15	(4.23)	9.04	6.52
Total from Investment Operations	9.93	14.15	(4.44)	8.64	6.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	—(3)	—	—	—
Distributions (from capital gains)	(4.81)	(3.32)	(6.72)	(0.48)	(0.43)
Total Dividends and Distributions	(5.03)	(3.32)	(6.72)	(0.48)	(0.43)
Net Asset Value, End of Period	$64.73	$59.83	$49.00	$60.16	$52.00
Total Return*	16.86%	29.66%	(6.53)%	16.81%	13.76%
Net Assets, End of Period (in thousands)	$157,110	$155,599	$148,147	$182,894	$180,251
Average Net Assets for the Period (in thousands)	$165,379	$156,935	$163,407	$173,167	$175,301
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.69%	1.71%	1.75%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.69%	1.71%	1.75%	1.76%
Ratio of Net Investment Income/(Loss)	(0.61)%	(0.01)%(2)	(0.42)%	(0.74)%	(0.59)%
Portfolio Turnover Rate	32%	43%	36%	46%	38%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.29 and 0.49%, respectively, for Class A Shares and $0.27 and 0.49%, respectively, for Class C Shares.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$67.47	$54.86	$65.89	$56.59	$49.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.53(2)	0.27	0.12	0.18
Net realized and unrealized gain/(loss)	11.66	15.90	(4.58)	9.86	7.07
Total from Investment Operations	11.86	16.43	(4.31)	9.98	7.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.75)	(0.50)	—	(0.20)	(0.13)
Distributions (from capital gains)	(4.81)	(3.32)	(6.72)	(0.48)	(0.43)
Total Dividends and Distributions	(5.56)	(3.82)	(6.72)	(0.68)	(0.56)
Net Asset Value, End of Period	$73.77	$67.47	$54.86	$65.89	$56.59
Total Return*	17.91%	30.80%	(5.69)%	17.91%	14.81%
Net Assets, End of Period (in thousands)	$1,848,983	$1,653,849	$1,372,808	$1,549,599	$1,406,708
Average Net Assets for the Period (in thousands)	$1,837,079	$1,526,148	$1,449,521	$1,404,624	$1,315,724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.81%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.81%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	0.28%	0.87%(2)	0.48%	0.20%	0.36%
Portfolio Turnover Rate	32%	43%	36%	46%	38%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$67.61	$54.96	$65.96	$56.66	$49.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.57(2)	0.30	0.15	0.22
Net realized and unrealized gain/(loss)	11.69	15.93	(4.58)	9.87	7.08
Total from Investment Operations	11.92	16.50	(4.28)	10.02	7.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	(0.53)	—	(0.24)	(0.17)
Distributions (from capital gains)	(4.81)	(3.32)	(6.72)	(0.48)	(0.43)
Total Dividends and Distributions	(5.60)	(3.85)	(6.72)	(0.72)	(0.60)
Net Asset Value, End of Period	$73.93	$67.61	$54.96	$65.96	$56.66
Total Return*	17.96%	30.89%	(5.63)%	17.97%	14.90%
Net Assets, End of Period (in thousands)	$1,079,081	$911,963	$692,575	$762,127	$629,650
Average Net Assets for the Period (in thousands)	$1,033,591	$790,645	$719,800	$688,302	$493,309
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.77%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.77%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	0.32%	0.93%(2)	0.53%	0.26%	0.43%
Portfolio Turnover Rate	32%	43%	36%	46%	38%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$67.41	$54.81	$65.76	$59.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.31	0.66(3)	0.36	0.16
Net realized and unrealized gain/(loss)	11.62	15.85	(4.59)	6.01
Total from Investment Operations	11.93	16.51	(4.23)	6.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.84)	(0.59)	—	—
Distributions (from capital gains)	(4.81)	(3.32)	(6.72)	—
Total Dividends and Distributions	(5.65)	(3.91)	(6.72)	—
Net Asset Value, End of Period	$73.69	$67.41	$54.81	$65.76
Total Return*	18.04%	30.99%	(5.57)%	10.35%
Net Assets, End of Period (in thousands)	$176,576	$144,543	$90,958	$104,903
Average Net Assets for the Period (in thousands)	$176,137	$110,308	$99,924	$24,212
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	0.43%	1.08%(3)	0.63%	0.39%
Portfolio Turnover Rate	32%	43%	36%	46%

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$64.93	$52.94	$64.07	$55.09	$48.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.07)	0.31(3)	0.07	(0.08)	0.01
Net realized and unrealized gain/(loss)	11.21	15.31	(4.48)	9.60	6.90
Total from Investment Operations	11.14	15.62	(4.41)	9.52	6.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.31)	—	(0.06)	(0.01)
Distributions (from capital gains)	(4.81)	(3.32)	(6.72)	(0.48)	(0.43)
Total Dividends and Distributions	(5.35)	(3.63)	(6.72)	(0.54)	(0.44)
Net Asset Value, End of Period	$70.72	$64.93	$52.94	$64.07	$55.09
Total Return*	17.46%	30.33%	(6.04)%	17.49%	14.43%
Net Assets, End of Period (in thousands)	$27,575	$24,287	$18,981	$20,113	$17,189
Average Net Assets for the Period (in thousands)	$27,694	$22,312	$19,870	$18,269	$15,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.19%	1.18%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.18%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	(0.09)%	0.52%(3)	0.14%	(0.14)%	0.02%
Portfolio Turnover Rate	32%	43%	36%	46%	38%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively, for Class N Shares and $0.29 and 0.49%, respectively, for Class S Shares.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$67.11	$54.59	$65.66	$56.39	$49.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.46(2)	0.22	0.06	0.13
Net realized and unrealized gain/(loss)	11.60	15.82	(4.57)	9.84	7.06
Total from Investment Operations	11.72	16.28	(4.35)	9.90	7.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.44)	—	(0.15)	(0.08)
Distributions (from capital gains)	(4.81)	(3.32)	(6.72)	(0.48)	(0.43)
Total Dividends and Distributions	(5.50)	(3.76)	(6.72)	(0.63)	(0.51)
Net Asset Value, End of Period	$73.33	$67.11	$54.59	$65.66	$56.39
Total Return*	17.78%	30.66%	(5.78)%	17.80%	14.71%
Net Assets, End of Period (in thousands)	$1,378,342	$1,268,796	$1,102,667	$1,293,953	$1,323,853
Average Net Assets for the Period (in thousands)	$1,394,446	$1,191,342	$1,180,068	$1,230,729	$1,282,363
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	0.92%	0.92%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	0.17%	0.76%(2)	0.38%	0.10%	0.26%
Portfolio Turnover Rate	32%	43%	36%	46%	38%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Allergan PLC in May 2020. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.30 and 0.49%, respectively.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	25

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

26	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available. For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs. In addition, the table provides a narrative description of the uncertainty of the fair value measurement based on the use of significant unobservable inputs that have been different, or that reasonable could have been different, at the reporting date.

Asset	Fair Value at September 30, 2021	Valuation Technique	Unobservable Input	Input Amount or Range	Weighted Average(1)	Impact to Valuation from an Increase in Input
Common Stock
Biotechnology	$1,520,000	Market Approach	Transaction Price	$1.72	$1.72	Increase
Preferred Stock
Biotechnology	$53,388,710	Market Approach	Transaction Price	$1.32 - $20.56	$7.25	Increase
Health Care Providers & Services	$11,403,732	Market Approach	Transaction Price	$9.47	$9.47	Increase
Health Care Technology	$2,231,817	Market Approach	Transaction Price	$6.61	$6.61	Increase
Pharmaceuticals	$19,317,934	Market Approach	Transaction Price	$1.77-$14.77	$7.13	Increase

(1)  Unobservable inputs were weighted by the relative fair value of securities.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period.

Janus Investment Fund	27

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Financial assets of $20,045,057 were transferred out of Level 3 to Level 1 since certain securities prices were determined using quoted prices at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year

Financial assets of $10,332,377 were transferred out of Level 3 to Level 2 since certain securities prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that

28	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$15,065,272	$—	$(15,065,272)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale

30	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $15,065,272. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $18,537,740, resulting in the net amount due to the counterparty of $3,472,468.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not

Janus Investment Fund	31

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are

32	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Janus Investment Fund	33

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $89,833.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $1,478 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $11,102.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $3,208,094 in sales, resulting in a net realized loss of $8,943,281. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

34	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 179,518,269	$ 259,099,340	$ -	$ -	$ -	$ (33,087)	$1,539,537,879

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,392,936,058	$1,630,916,804	$(91,378,925)	$ 1,539,537,879

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 50,690,323	$ 313,510,954	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,802,179	$ 213,781,243	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 24,843,766	$ 37,229,118	$ (62,072,884)

Capital has been adjusted by $24,843,766, including $15,128,096 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	35

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	987,440	$ 69,959,356	838,965	$ 51,062,932
Reinvested dividends and distributions	185,271	12,904,091	153,997	9,104,318
Shares repurchased	(668,185)	(47,281,569)	(849,194)	(50,003,025)
Net Increase/(Decrease)	504,526	$ 35,581,878	143,768	$ 10,164,225
Class C Shares:
Shares sold	318,940	$ 20,349,513	362,507	$ 19,581,246
Reinvested dividends and distributions	189,458	11,894,185	154,916	8,322,065
Shares repurchased	(682,174)	(43,567,250)	(940,176)	(51,211,710)
Net Increase/(Decrease)	(173,776)	$ (11,323,552)	(422,753)	$ (23,308,399)
Class D Shares:
Shares sold	1,219,273	$ 87,819,205	1,514,736	$ 91,751,200
Reinvested dividends and distributions	1,852,297	131,568,627	1,514,538	91,129,766
Shares repurchased	(2,518,669)	(181,440,896)	(3,543,002)	(210,164,928)
Net Increase/(Decrease)	552,901	$ 37,946,936	(513,728)	$ (27,283,962)
Class I Shares:
Shares sold	3,555,786	$257,040,480	4,243,641	$254,608,293
Reinvested dividends and distributions	863,183	61,415,492	643,798	38,801,690
Shares repurchased	(3,310,779)	(239,413,406)	(3,999,419)	(238,021,740)
Net Increase/(Decrease)	1,108,190	$ 79,042,566	888,020	$ 55,388,243
Class N Shares:
Shares sold	2,265,994	$162,865,089	1,565,547	$ 95,985,196
Reinvested dividends and distributions	223,607	15,851,522	105,285	6,322,369
Shares repurchased	(2,237,919)	(157,172,728)	(1,186,035)	(72,320,412)
Net Increase/(Decrease)	251,682	$ 21,543,883	484,797	$ 29,987,153
Class S Shares:
Shares sold	87,091	$ 6,027,153	165,149	$ 9,749,118
Reinvested dividends and distributions	29,891	2,041,558	23,104	1,341,666
Shares repurchased	(101,125)	(7,047,681)	(172,748)	(10,163,657)
Net Increase/(Decrease)	15,857	$ 1,021,030	15,505	$ 927,127
Class T Shares:
Shares sold	1,915,324	$137,627,328	2,217,912	$134,344,428
Reinvested dividends and distributions	1,432,638	101,244,513	1,205,916	72,234,340
Shares repurchased	(3,457,768)	(247,656,392)	(4,718,719)	(278,584,888)
Net Increase/(Decrease)	(109,806)	$ (8,784,551)	(1,294,891)	$ (72,006,120)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,563,617,415	$1,782,459,084	$ -	$ -

36	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Global Life Sciences Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Life Sciences Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Life Sciences Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info   (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

50	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Life Sciences Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$328,639,050
Dividends Received Deduction Percentage	16%
Qualified Dividend Income Percentage	25%

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Henderson Global Life Sciences Fund

Notes

NotesPage2

64	SEPTEMBER 30, 2021

Janus Henderson Global Life Sciences Fund

Notes

NotesPage3

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93043 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Global Real Estate Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Janus Henderson Global Real Estate Fund (unaudited)

FUND SNAPSHOT

 A global equity fund that seeks to provide investors total returns – both capital appreciation and current income – associated with global real estate growth and development. The Fund seeks to own a portfolio of the most compelling real estate equities listed on regulated exchanges throughout the world. These companies will derive the main part of their revenue from the ownership, management and/or development of real estate. Our strategy is long only with the objective of producing strong relative performance while providing genuine exposure to global real estate fundamentals and managing risk by being benchmark-aware.

Greg Kuhl co-portfolio manager	Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Global Real Estate Fund I Shares returned 22.56% over the 12-month period ended September 30, 2021. The Fund’s primary benchmark, the FTSE EPRA Nareit Global Index, returned 27.14%, while its secondary benchmark, the FTSE EPRA Nareit Global Net Index, returned 26.08%.

INVESTMENT ENVIRONMENT

Global equity markets rose strongly over the period, with the MSCI World IndexSM up 29.39%, slightly outperforming the 27.14% return from the Fund’s primary global real estate benchmark.

Equity markets climbed higher as investors welcomed positive news on COVID-19 vaccines in November 2020 and the U.S. presidential election result removed uncertainty. The vaccine rollout spurred increased confidence in a “return to normal” scenario over the course of 2021, which fostered recovery in the more cyclical segments of the market. Global real estate investment trusts (REITs) also delivered attractive returns, led by U.S. stocks. The more cyclical property types within the sector, and those perceived to be reopening beneficiaries such as retail, hotels and apartment landlords, rallied sharply. Conversely, sectors that performed well during the pandemic, such as industrial/logistics, data centers and cell towers, lagged amid broader investor appetite for risk despite delivering solid share price performance driven by ongoing strength in operating fundamentals.

The period saw an acceleration in REIT mergers and acquisitions (M&A) globally. There was a continuation of large private-equity companies announcing intentions for take-private transactions or to build stakes in a number of listed real estate stocks, at premiums to where those stocks traded in the public market. This reflected the continued pricing disconnect between listed and private real estate. Notable deals included German residential landlord Vonovia – the largest listed property company in Europe – making a cash offer to shareholders for Berlin-focused peer and second-largest European property company Deutsche Wohnen, at a significant premium versus the previous closing price. In the U.S., there were several M&A announcements across a number of property sectors, including open-air shopping centers, data centers, senior housing and net lease. Toward period end, gaming REIT VICI Properties announced a deal to acquire Las Vegas-focused peer MGP for $17.2 billion, which provided further valuation support for scarce gaming assets in the U.S. Generally, direct market transactions across almost all real estate sectors continued to demonstrate strong demand for assets and rising values, as investors globally continued to increase allocations in search of a combination of yield and growth.

PERFORMANCE DISCUSSION

Despite strong absolute returns, the Fund underperformed its benchmark over the 12-month period. Property sector positioning, rather than weaker stock selection, predominantly drove relative underperformance.

Detractors included exposure in China, where stocks lagged the global upswing, as well as exposure to cold storage. An absence of holdings in the retail and storage sectors in the U.S. also proved detrimental over the period. Notable contributors included U.S. reopening beneficiaries such as Pebblebrook (a hotel REIT) and apartments

Janus Investment Fund	1

Janus Henderson Global Real Estate Fund (unaudited)

landlords Essex and UDR. Our positioning in the German residential space also added value as our holding in a Berlin-focused property company received a cash offer from its largest listed peer.

From a positioning perspective, we continued to maintain a relatively neutral country stance, preferring to focus on bottom-up stock selection to drive returns. The pandemic gave us even greater conviction in the divergent outlook for different property types, where existing trends were accelerating. We sought those companies operating in parts of the real estate market where we believed structural demand would help offset the economic fallout from the pandemic and where the longer-term drivers of demand in these sectors would remain intact or even be strengthened. We also remained heavily focused on balance sheet quality.

We made few material changes to positioning from a top-down perspective, remaining close to index weights at a regional level and therefore continuing to provide well-diversified global exposure. The core of the portfolio remained focused on areas of structural growth such as industrial/logistics, affordable rental residential housing, technology real estate and alternative sectors such as life science and gaming. There, we added to Asian data center operators and European cell towers.

Following the pandemic sell-off, we also sought to increase exposure to companies that we viewed as offering “cheap but not broken” characteristics. These are companies that were severely punished by the stock market, but potentially still could offer a reasonable path to sustainable growth and benefit from improving sentiment around a recovery. Here, we increased exposure to U.S. apartments as we were encouraged by clear evidence of stabilizing rent trends and improving asset values. We also added to U.S. health care, particularly senior housing due to adverse impact on the sector by patient admission freezes during the outset of COVID. We also added hotel exposure globally, given our view that the sector was at the early stages of a multi-year cyclical recovery. Finally, we added retail exposure in Hong Kong/China, where significant derating resulted in particularly attractive valuations.

On the sell side, we remained selective in office REITs and reduced exposure over the year given slowing leasing fundamentals driven by work-from-home dynamics. We also took some profit from stronger performers on relative value grounds, including in the logistics sector. Additionally, we reduced U.S. single-family rentals following outperformance and sold out of cold storage due to supply chain challenges and labor shortages. Post-takeover bids, we also rotated exposure within U.S. net lease, German residential and European office names.

OUTLOOK

Looking ahead, we anticipate that underlying real estate fundamentals likely will reflect a wide divergence across different sectors in the years ahead, driven by the themes of changing demographics, digitization, sustainability and the convenience lifestyle. It therefore remains important, in our view, to remain selective when investing in the sector and understanding that not all parts of the market will return to the same “normal” post-pandemic.

We remain focused on “quality compounders” operating in areas of structural growth, where underlying demand from both tenants and investors in many cases has strengthened through the pandemic. We also maintain selective exposure in those parts of the market we see as “cheap but not broken.”

Listed real estate offers lower correlations to many other asset classes and provides investors the benefits of portfolio enhancement by potentially increasing risk-adjusted returns within a balanced portfolio. In addition, against a backdrop of low interest rates and rising inflationary pressures, many parts of the real estate sector continue to provide an attractive and growing income stream for investors.

Thank you for investing in the Janus Henderson Global Real Estate Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Pebblebrook Hotel Trust	0.71%	1.07%	Shimao Property Holdings Ltd	1.45%	-1.51%
Vonovia SE	0.65%	0.87%	Americold Realty Trust	2.10%	-0.91%
UDR Inc	2.75%	0.69%	GDS Holdings Ltd - Class A	1.42%	-0.89%
Essex Property Trust Inc	2.22%	0.42%	National Health Investors Inc	0.78%	-0.48%
VGP NV	1.40%	0.40%	China Vanke Co Ltd	0.96%	-0.46%

	2 Top Contributors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	0.17%	1.02%	0.26%
	Health Care	-0.01%	0.00%	0.11%

	5 Top Detractors - Sectors*
		Relative	Fund	FTSE EPRA Nareit Global Index
		Contribution	Average Weight	Average Weight
	Real Estate	-1.19%	93.53%	99.60%
	Information Technology	-1.14%	2.42%	0.00%
	Other**	-0.50%	1.95%	0.04%
	Industrials	-0.23%	0.26%	0.00%
	Communication Services	-0.07%	0.82%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Prologis Inc
Equity Real Estate Investment Trusts (REITs)	6.3%
Sun Communities Inc
Equity Real Estate Investment Trusts (REITs)	3.9%
Alexandria Real Estate Equities Inc
Equity Real Estate Investment Trusts (REITs)	3.7%
Duke Realty Corp
Equity Real Estate Investment Trusts (REITs)	3.0%
Essex Property Trust Inc
Equity Real Estate Investment Trusts (REITs)	2.9%
19.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.6%
Investment Companies	2.1%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Other	(0.1)%
100.0%

Emerging markets comprised 6.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	22.32%	10.23%	11.25%	6.58%	1.25%
Class A Shares at MOP	15.31%	8.94%	10.59%	6.13%
Class C Shares at NAV	21.34%	9.38%	10.41%	5.83%	2.06%
Class C Shares at CDSC	20.34%	9.38%	10.41%	5.83%
Class D Shares	22.59%	10.41%	11.44%	6.06%	1.08%
Class I Shares	22.56%	10.52%	11.56%	6.86%	1.03%
Class N Shares	22.80%	10.60%	11.60%	6.89%	0.92%
Class S Shares	22.03%	10.01%	11.08%	6.42%	1.46%
Class T Shares	22.49%	10.36%	11.40%	6.30%	1.16%
FTSE EPRA Nareit Global Index	27.14%	5.31%	8.82%	3.91%
FTSE EPRA Nareit Global Net Index	26.08%	4.39%	7.95%	N/A**
Morningstar Quartile - Class I Shares	4th	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	157/200	7/193	6/152	4/117

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares reflects the historical performance of the Fund's Class I Shares from July 6, 2009 to January 26, 2018, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund's Class I Shares, calculated using the fees and expenses of Class I Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – November 28, 2007

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,086.80	$6.38	$1,000.00	$1,018.95	$6.17	1.22%
Class C Shares	$1,000.00	$1,082.90	$10.50	$1,000.00	$1,014.99	$10.15	2.01%
Class D Shares	$1,000.00	$1,087.80	$5.44	$1,000.00	$1,019.85	$5.27	1.04%
Class I Shares	$1,000.00	$1,088.00	$5.13	$1,000.00	$1,020.16	$4.96	0.98%
Class N Shares	$1,000.00	$1,088.80	$4.61	$1,000.00	$1,020.66	$4.46	0.88%
Class S Shares	$1,000.00	$1,085.30	$7.37	$1,000.00	$1,018.00	$7.13	1.41%
Class T Shares	$1,000.00	$1,087.80	$5.91	$1,000.00	$1,019.40	$5.72	1.13%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.6%
Diversified Telecommunication Services – 1.0%
Cellnex Telecom SA (144A)*	141,193	$8,702,272
Equity Real Estate Investment Trusts (REITs) – 69.3%
Activia Properties Inc	1,990	8,176,068
Aedifica SA	29,621	3,677,772
Alexandria Real Estate Equities Inc	169,291	32,346,431
American Tower Corp	57,855	15,355,296
Americold Realty Trust	348,651	10,128,312
CapitaLand Mall Trust	4,229,260	6,288,122
Douglas Emmett Inc	391,915	12,388,433
Duke Realty Corp	545,373	26,107,006
Equity LifeStyle Properties Inc	312,921	24,439,130
Essex Property Trust Inc	78,920	25,233,881
Gecina SA	67,000	8,980,689
Goodman Group	948,116	14,714,918
Hulic Inc	3,816	6,016,311
Industrial & Infrastructure Fund Investment Corp	3,938	7,154,045
Invitation Homes Inc	504,837	19,350,402
Japan Hotel Investment Corp	13,630	8,198,710
Japan Retail Fund Investment Corp	10,279	9,883,157
Land Securities Group PLC	800,000	7,445,036
LaSalle Logiport	4,173	7,027,516
Life Storage Inc	72,084	8,270,918
Mapletree Industrial Trust	4,621,145	9,449,668
Mapletree Logistics Trust	5,221,400	7,790,335
Merlin Properties Socimi SA*	780,000	8,003,344
MGM Growth Properties LLC	496,299	19,008,252
National Retail Properties Inc	471,150	20,348,968
Nomura Real Estate Master Fund Inc	5,374	7,745,142
Park Hotels & Resorts Inc*	905,980	17,340,457
Prologis Inc	441,846	55,355,262
Rexford Industrial Realty Inc	354,768	20,133,084
Sabra Health Care Inc	530,794	7,813,288
Safestore Holdings PLC	485,000	6,820,932
SBA Communications Corp	28,706	9,489,342
Segro PLC	970,000	15,562,699
Spirit Realty Capital Inc	540,918	24,903,865
Sun Communities Inc	184,314	34,116,521
UDR Inc	475,882	25,212,228
UNITE Group PLC	435,000	6,321,739
Ventas Inc	358,532	19,794,552
VICI Properties Inc	628,526	17,856,424
Vicinity Centres	9,116,368	10,859,664
Workspace Group PLC	303,761	3,342,797
		608,450,716
Hotels, Restaurants & Leisure – 2.8%
Hilton Worldwide Holdings Inc*	185,598	24,519,352
Information Technology Services – 1.1%
GDS Holdings Ltd - Class A*	1,408,256	10,022,351
Real Estate Management & Development – 23.4%
Capitaland Investment Ltd/Singapore*	1,875,100	4,696,383
China Resources Land Ltd	4,426,000	18,617,090
China Vanke Co Ltd	4,946,000	13,519,079
CTP NV (144A)	375,444	8,177,018
Fastighets AB Balder*	217,000	13,020,654
Hang Lung Properties Ltd	2,998,000	6,815,224
Helical PLC	1,045,000	6,171,236
Instone Real Estate Group AG (144A)	368,711	10,520,768
Jones Lang LaSalle Inc*	63,219	15,684,002
LEG Immobilien AG#	85,970	12,161,603

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Real Estate Management & Development– (continued)
Mitsui Fudosan Co Ltd	1,005,000	$23,942,230
New World Development Co Ltd	2,212,000	8,975,967
Shimao Property Holdings Ltd	6,385,000	11,650,328
Sun Hung Kai Properties Ltd	659,750	8,199,214
Swire Properties Ltd	3,640,800	9,109,929
Tokyu Fudosan Holdings Corp	996,900	6,139,938
VGP NV	50,676	11,638,952
Vonovia SE	275,000	16,528,947
		205,568,562
Total Common Stocks (cost $734,386,157)		857,263,253
Investment Companies– 2.1%
Money Markets – 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $18,131,688)	18,129,875	18,131,688
Investments Purchased with Cash Collateral from Securities Lending– 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	3,032,104	3,032,104
Time Deposits – 0.1%
Royal Bank of Canada, 0.0400%, 10/1/21	$758,026	758,026
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,790,130)		3,790,130
Total Investments (total cost $756,307,975) – 100.1%		879,185,071
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,280,845)
Net Assets – 100%		$877,904,226

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$507,117,224	57.7%
Japan	84,283,117	9.6
China	53,808,848	6.1
United Kingdom	45,664,439	5.2
Germany	39,211,318	4.5
Hong Kong	33,100,334	3.8
Singapore	28,224,508	3.2
Australia	25,574,582	2.9
Spain	16,705,616	1.9
Belgium	15,316,724	1.7
Sweden	13,020,654	1.5
France	8,980,689	1.0
Netherlands	8,177,018	0.9

Total	$879,185,071	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$11,286	$(386)	$-	$18,131,688
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	13,268∆	-	-	3,032,104
Total Affiliated Investments - 2.4%	$24,554	$(386)	$-	$21,163,792

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	35,282,354	199,975,789	(217,126,069)	18,131,688
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	5,716,758	82,369,560	(85,054,214)	3,032,104

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information

FTSE EPRA Nareit Global Index

FTSE EPRA Nareit Global Index tracks the performance of real estate companies and real estate investment trusts (REITs) from developed and emerging markets, and is shown gross or net of foreign withholding taxes.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $27,400,058, which represents 3.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$444,992,052	$163,458,664	$-
Hotels, Restaurants & Leisure	24,519,352	-	-
Real Estate Management & Development	20,380,385	185,188,177	-
All Other	-	18,724,623	-
Investment Companies	-	18,131,688	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,790,130	-
Total Assets	$489,891,789	$389,293,282	$-

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $735,144,183)(1)	$858,021,279
Affiliated investments, at value (cost $21,163,792)	21,163,792
Cash denominated in foreign currency (cost $1,947)	1,947
Non-interested Trustees' deferred compensation	21,814
Receivables:
Investments sold	20,175,334
Dividends	4,266,821
Fund shares sold	810,896
Foreign tax reclaims	175,335
Dividends from affiliates	1,152
Other assets	2,819
Total Assets	904,641,189
Liabilities:
Due to custodian	38
Collateral for securities loaned (Note 2)	3,790,130
Payables:	—
Investments purchased	19,957,238
Fund shares repurchased	1,546,719
Advisory fees	633,422
Dividends	522,223
Transfer agent fees and expenses	104,497
Professional fees	54,820
Non-interested Trustees' deferred compensation fees	21,814
Custodian fees	13,617
12b-1 Distribution and shareholder servicing fees	11,040
Non-interested Trustees' fees and expenses	5,491
Affiliated fund administration fees payable	1,890
Accrued expenses and other payables	74,024
Total Liabilities	26,736,963
Net Assets	$877,904,226

See Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$731,189,158
Total distributable earnings (loss)	146,715,068
Total Net Assets	$877,904,226
Net Assets - Class A Shares	$15,294,389
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,043,804
Net Asset Value Per Share(2)	$14.65
Maximum Offering Price Per Share(3)	$15.54
Net Assets - Class C Shares	$6,765,888
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	471,906
Net Asset Value Per Share(2)	$14.34
Net Assets - Class D Shares	$58,871,718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,985,602
Net Asset Value Per Share	$14.77
Net Assets - Class I Shares	$551,129,187
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,357,996
Net Asset Value Per Share	$14.75
Net Assets - Class N Shares	$114,927,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,787,230
Net Asset Value Per Share	$14.76
Net Assets - Class S Shares	$9,177,976
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	628,883
Net Asset Value Per Share	$14.59
Net Assets - Class T Shares	$121,737,100
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,256,068
Net Asset Value Per Share	$14.75

(1) Includes $3,546,061 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$20,631,106
Non-cash dividends	6,489,575
Affiliated securities lending income, net	13,268
Dividends from affiliates	11,286
Unaffiliated securities lending income, net	509
Other income	41,916
Foreign tax withheld	(690,110)
Total Investment Income	26,497,550
Expenses:
Advisory fees	6,459,156
12b-1 Distribution and shareholder servicing fees:
Class A Shares	32,159
Class C Shares	64,289
Class S Shares	19,118
Transfer agent administrative fees and expenses:
Class D Shares	55,969
Class S Shares	19,118
Class T Shares	268,808
Transfer agent networking and omnibus fees:
Class A Shares	8,221
Class C Shares	5,867
Class I Shares	498,133
Other transfer agent fees and expenses:
Class A Shares	847
Class C Shares	335
Class D Shares	12,128
Class I Shares	20,639
Class N Shares	3,117
Class S Shares	266
Class T Shares	1,245
Registration fees	121,828
Custodian fees	64,015
Professional fees	62,621
Shareholder reports expense	59,786
Affiliated fund administration fees	21,740
Non-interested Trustees’ fees and expenses	11,519
Other expenses	101,004
Total Expenses	7,911,928
Less: Excess Expense Reimbursement and Waivers	(3,454)
Net Expenses	7,908,474
Net Investment Income/(Loss)	18,589,076

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $521,631)	$58,760,291
Investments in affiliates	(386)
Total Net Realized Gain/(Loss) on Investments	58,759,905
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $112,205)	68,822,681
Total Change in Unrealized Net Appreciation/Depreciation	68,822,681
Net Increase/(Decrease) in Net Assets Resulting from Operations	$146,171,662

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$18,589,076	$9,382,007
Net realized gain/(loss) on investments	58,759,905	(23,748,459)
Change in unrealized net appreciation/depreciation	68,822,681	(5,878,438)
Net Increase/(Decrease) in Net Assets Resulting from Operations	146,171,662	(20,244,890)
Dividends and Distributions to Shareholders:
Class A Shares	(218,230)	(548,918)
Class C Shares	(87,047)	(270,826)
Class D Shares	(873,853)	(2,114,764)
Class I Shares	(8,514,426)	(11,725,695)
Class N Shares	(1,821,131)	(3,260,256)
Class S Shares	(125,581)	(245,985)
Class T Shares	(1,837,581)	(3,831,344)
Net Decrease from Dividends and Distributions to Shareholders	(13,477,849)	(21,997,788)
Capital Share Transactions:
Class A Shares	3,314,454	2,258,809
Class C Shares	(230,118)	(1,416,457)
Class D Shares	8,121,071	1,293,102
Class I Shares	58,822,137	216,396,123
Class N Shares	8,064,462	22,770,007
Class S Shares	1,261,319	2,067,250
Class T Shares	12,025,332	20,060,308
Net Increase/(Decrease) from Capital Share Transactions	91,378,657	263,429,142
Net Increase/(Decrease) in Net Assets	224,072,470	221,186,464
Net Assets:
Beginning of period	653,831,756	432,645,292
End of period	$877,904,226	$653,831,756

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.18	$13.00	$11.68	$11.28	$10.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.18	0.18	0.18	0.19
Net realized and unrealized gain/(loss)	2.38	(0.49)	1.72	0.68	0.65
Total from Investment Operations	2.70	(0.31)	1.90	0.86	0.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.37)	(0.36)	(0.46)	(0.33)
Distributions (from capital gains)	—	(0.14)	(0.22)	—	(0.11)
Total Dividends and Distributions	(0.23)	(0.51)	(0.58)	(0.46)	(0.44)
Net Asset Value, End of Period	$14.65	$12.18	$13.00	$11.68	$11.28
Total Return*	22.32%	(2.53)%	17.12%	7.76%	8.16%
Net Assets, End of Period (in thousands)	$15,294	$9,857	$9,167	$5,828	$4,675
Average Net Assets for the Period (in thousands)	$12,864	$11,509	$7,245	$5,093	$7,879
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.25%	1.36%	1.26%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.25%	1.35%	1.26%	1.15%
Ratio of Net Investment Income/(Loss)	2.25%	1.42%	1.46%	1.60%	1.77%
Portfolio Turnover Rate	77%	69%	61%	78%	72%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.98	$12.81	$11.53	$11.14	$10.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.08	0.09	0.10	0.11
Net realized and unrealized gain/(loss)	2.37	(0.49)	1.69	0.67	0.64
Total from Investment Operations	2.55	(0.41)	1.78	0.77	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.28)	(0.28)	(0.38)	(0.27)
Distributions (from capital gains)	—	(0.14)	(0.22)	—	(0.11)
Total Dividends and Distributions	(0.19)	(0.42)	(0.50)	(0.38)	(0.38)
Net Asset Value, End of Period	$14.34	$11.98	$12.81	$11.53	$11.14
Total Return*	21.34%	(3.33)%	16.19%	7.01%	7.34%
Net Assets, End of Period (in thousands)	$6,766	$5,908	$8,020	$6,970	$6,432
Average Net Assets for the Period (in thousands)	$6,420	$7,522	$7,211	$6,717	$6,520
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.03%	2.03%	2.09%	2.00%	1.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%	2.03%	2.09%	2.00%	1.88%
Ratio of Net Investment Income/(Loss)	1.31%	0.65%	0.73%	0.84%	1.01%
Portfolio Turnover Rate	77%	69%	61%	78%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.26	$13.09	$11.76	$11.35	$10.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.20	0.20	0.20	0.20
Net realized and unrealized gain/(loss)	2.41	(0.50)	1.73	0.69	0.66
Total from Investment Operations	2.75	(0.30)	1.93	0.89	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.39)	(0.38)	(0.48)	(0.37)
Distributions (from capital gains)	—	(0.14)	(0.22)	—	(0.11)
Total Dividends and Distributions	(0.24)	(0.53)	(0.60)	(0.48)	(0.48)
Net Asset Value, End of Period	$14.77	$12.26	$13.09	$11.76	$11.35
Total Return*	22.59%	(2.39)%	17.31%	7.98%	8.26%
Net Assets, End of Period (in thousands)	$58,872	$42,584	$46,239	$36,579	$35,330
Average Net Assets for the Period (in thousands)	$49,730	$47,764	$39,590	$35,963	$36,226
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.08%	1.16%	1.08%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.08%	1.16%	1.08%	0.98%
Ratio of Net Investment Income/(Loss)	2.41%	1.62%	1.65%	1.75%	1.87%
Portfolio Turnover Rate	77%	69%	61%	78%	72%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.25	$13.08	$11.75	$11.33	$10.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.22	0.20	0.22	0.22
Net realized and unrealized gain/(loss)	2.41	(0.51)	1.74	0.69	0.65
Total from Investment Operations	2.75	(0.29)	1.94	0.91	0.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.40)	(0.39)	(0.49)	(0.38)
Distributions (from capital gains)	—	(0.14)	(0.22)	—	(0.11)
Total Dividends and Distributions	(0.25)	(0.54)	(0.61)	(0.49)	(0.49)
Net Asset Value, End of Period	$14.75	$12.25	$13.08	$11.75	$11.33
Total Return*	22.56%	(2.31)%	17.41%	8.21%	8.39%
Net Assets, End of Period (in thousands)	$551,129	$408,928	$211,998	$147,863	$114,658
Average Net Assets for the Period (in thousands)	$484,077	$291,765	$186,262	$120,270	$110,825
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.02%	1.09%	0.96%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.02%	1.09%	0.96%	0.87%
Ratio of Net Investment Income/(Loss)	2.44%	1.83%	1.68%	1.91%	2.00%
Portfolio Turnover Rate	77%	69%	61%	78%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$12.24	$13.07	$11.75	$11.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.35	0.23	0.27	0.17
Net realized and unrealized gain/(loss)	2.42	(0.51)	1.67	(0.10)
Total from Investment Operations	2.77	(0.28)	1.94	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.41)	(0.40)	(0.13)
Distributions (from capital gains)	—	(0.14)	(0.22)	—
Total Dividends and Distributions	(0.25)	(0.55)	(0.62)	(0.13)
Net Asset Value, End of Period	$14.76	$12.24	$13.07	$11.75
Total Return*	22.80%	(2.22)%	17.43%	0.59%
Net Assets, End of Period (in thousands)	$114,928	$88,550	$71,472	$35,316
Average Net Assets for the Period (in thousands)	$104,011	$80,627	$34,671	$28,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.92%	0.99%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.99%	0.93%
Ratio of Net Investment Income/(Loss)	2.49%	1.84%	2.28%	2.14%
Portfolio Turnover Rate	77%	69%	61%	78%

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.15	$12.97	$11.66	$11.26	$10.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.29	0.16	0.15	0.16	0.17
Net realized and unrealized gain/(loss)	2.37	(0.49)	1.72	0.67	0.65
Total from Investment Operations	2.66	(0.33)	1.87	0.83	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.35)	(0.34)	(0.43)	(0.33)
Distributions (from capital gains)	—	(0.14)	(0.22)	—	(0.11)
Total Dividends and Distributions	(0.22)	(0.49)	(0.56)	(0.43)	(0.44)
Net Asset Value, End of Period	$14.59	$12.15	$12.97	$11.66	$11.26
Total Return*	22.03%	(2.69)%	16.86%	7.56%	7.95%
Net Assets, End of Period (in thousands)	$9,178	$6,692	$5,177	$2,464	$2,662
Average Net Assets for the Period (in thousands)	$7,647	$6,265	$3,433	$2,615	$2,928
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.46%	1.57%	1.45%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.46%	1.53%	1.45%	1.30%
Ratio of Net Investment Income/(Loss)	2.06%	1.30%	1.28%	1.35%	1.56%
Portfolio Turnover Rate	77%	69%	61%	78%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.25	$13.08	$11.75	$11.34	$10.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.19	0.19	0.19	0.20
Net realized and unrealized gain/(loss)	2.42	(0.50)	1.74	0.69	0.66
Total from Investment Operations	2.74	(0.31)	1.93	0.88	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.38)	(0.38)	(0.47)	(0.36)
Distributions (from capital gains)	—	(0.14)	(0.22)	—	(0.11)
Total Dividends and Distributions	(0.24)	(0.52)	(0.60)	(0.47)	(0.47)
Net Asset Value, End of Period	$14.75	$12.25	$13.08	$11.75	$11.34
Total Return*	22.49%	(2.47)%	17.27%	7.90%	8.29%
Net Assets, End of Period (in thousands)	$121,737	$91,313	$80,573	$43,490	$53,339
Average Net Assets for the Period (in thousands)	$107,523	$95,019	$54,353	$51,128	$55,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.16%	1.23%	1.14%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.16%	1.23%	1.14%	1.04%
Ratio of Net Investment Income/(Loss)	2.30%	1.57%	1.59%	1.64%	1.84%
Portfolio Turnover Rate	77%	69%	61%	78%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

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Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

22	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency

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Notes to Financial Statements

translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as

24	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,546,061	$—	$(3,546,061)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

26	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,546,061. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $3,790,130, resulting in the net amount due to the counterparty of $244,069.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.75%, and the Fund’s benchmark index used in the calculation is the FTSE EPRA Nareit Global Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.84%.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are

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Notes to Financial Statements

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $6,239.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

30	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $506.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 16,462,617	$ 23,989,272	$ -	$ -	$ -	$ (32,687)	$106,295,866

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 772,889,205	$136,132,822	$(29,836,956)	$ 106,295,866

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,477,849	$ -	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 17,760,621	$ 4,237,167	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 4,306,547	$ 11,549,227	$ (15,855,774)

Capital has been adjusted by $4,307,975, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	416,186	$ 5,829,137	796,852	$ 10,321,137
Reinvested dividends and distributions	13,023	180,706	38,910	496,086
Shares repurchased	(194,664)	(2,695,389)	(731,519)	(8,558,414)
Net Increase/(Decrease)	234,545	$ 3,314,454	104,243	$ 2,258,809
Class C Shares:
Shares sold	204,019	$ 2,734,463	111,903	$ 1,437,050
Reinvested dividends and distributions	5,850	79,612	19,688	248,823
Shares repurchased	(231,177)	(3,044,193)	(264,371)	(3,102,330)
Net Increase/(Decrease)	(21,308)	$ (230,118)	(132,780)	$ (1,416,457)
Class D Shares:
Shares sold	1,214,758	$ 17,785,841	1,350,348	$ 17,533,982
Reinvested dividends and distributions	61,609	859,013	163,322	2,080,000
Shares repurchased	(762,784)	(10,523,783)	(1,572,910)	(18,320,880)
Net Increase/(Decrease)	513,583	$ 8,121,071	(59,240)	$ 1,293,102
Class I Shares:
Shares sold	13,964,809	$195,161,807	33,493,330	$406,294,595
Reinvested dividends and distributions	547,064	7,610,971	826,128	10,412,737
Shares repurchased	(10,548,274)	(143,950,641)	(17,136,838)	(200,311,209)
Net Increase/(Decrease)	3,963,599	$ 58,822,137	17,182,620	$216,396,123
Class N Shares:
Shares sold	2,375,838	$ 32,887,203	3,004,219	$ 37,732,049
Reinvested dividends and distributions	76,598	1,077,336	131,754	1,656,929
Shares repurchased	(1,897,809)	(25,900,077)	(1,369,755)	(16,618,971)
Net Increase/(Decrease)	554,627	$ 8,064,462	1,766,218	$ 22,770,007
Class S Shares:
Shares sold	257,001	$ 3,663,716	335,117	$ 4,255,468
Reinvested dividends and distributions	9,077	125,581	19,379	245,702
Shares repurchased	(188,196)	(2,527,978)	(202,486)	(2,433,920)
Net Increase/(Decrease)	77,882	$ 1,261,319	152,010	$ 2,067,250
Class T Shares:
Shares sold	3,327,595	$ 47,129,030	5,972,262	$ 75,461,527
Reinvested dividends and distributions	130,475	1,816,882	298,990	3,795,716
Shares repurchased	(2,656,538)	(36,920,580)	(4,976,874)	(59,196,935)
Net Increase/(Decrease)	801,532	$ 12,025,332	1,294,378	$ 20,060,308

32	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$682,490,302	$ 574,474,733	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Real Estate Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

48	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus Henderson Global Real Estate Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$4,307,975
Qualified Dividend Income Percentage	11%

50	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	51

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

52	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	53

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

56	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Guy Barnard 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Tim Gibson 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Greg Kuhl 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	3/19-Present	Portfolio Manager of other Janus Henderson accounts.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	SEPTEMBER 30, 2021

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Real Estate Fund

Notes

NotesPage1

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Janus Henderson Global Real Estate Fund

Notes

NotesPage2

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93044 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Global Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Janus Henderson Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson research team.	Team-Based Approach Led by Matthew Peron, Director of Centralized Equity Research

PERFORMANCE OVERVIEW

The Janus Henderson Global Research Fund I Shares returned 27.78% for the 12-month period ended September 30, 2021, while its primary benchmark, the MSCI World IndexSM, returned 28.82%, and its secondary benchmark, the MSCI All Country World IndexSM returned 27.44%.

INVESTMENT ENVIRONMENT

The approval and rollout of COVID-19 vaccines at the start of the period, as well as ongoing accommodative policies from central banks around the world, put the global economy firmly on a path to recovery. While fiscal and monetary programs supported the recovery, increasing expectations for growth and inflation pushed global bond yields higher, with the widely watched 10-year U.S. Treasury yield rising sharply in March. This fueled a rotation out of technology stocks, where high valuations were supported by the notion that growth and cost of capital will remain low, and into stocks that generally perform well in a rising rate environment. Despite continued growth in the global economy, the yield on the 10-year U.S. Treasury note pulled back in August. At the Federal Open Market Committee meeting in September, policy makers held benchmark interest rates near zero but adopted a slightly more hawkish outlook for rates and indicated that they may raise rates as early as 2022. Although persistent global inflation, uncertainty around fiscal policy, supply chain bottlenecks and increased regulatory scrutiny in China fueled market volatility in the final months of the reporting period, markets finished the period with strong gains.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark but outperformed its secondary benchmark for the year. While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strengths: picking stocks and avoiding macroeconomic risks. Stocks are selected by our seven global sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best global opportunities.

Areas of relative weakness in the Fund included the financials and health care sectors. Fidelity National Information Services (FIS) led declines among our financials holdings. The market appears to have decided that the provider of software solutions for the financial services industry is now “legacy” tech and thus a secular share donor to new fintech competitors. Our research suggests otherwise – we believe FIS is well positioned to grow across both its merchant and banking segments and trades at a favorable valuation. Mastercard also contributed to our underperformance in financials. Concerns that the COVID Delta variant would slow a recovery in international travel and business activity hurt the company’s stock. We believe that Mastercard’s payments network among merchants is a competitive moat that positions the business as a key beneficiary as more transactions migrate from cash and check to credit card and electronic payments.

Key detractors also included select China-based holdings, which declined following the government’s announcement that it will increase regulatory oversight in a number of industries. Detractors included resorts developer and operator Sands China, which also suffered from a slower-than-expected recovery in travel. Although we have revised our earnings estimates for Sands and other China-based holdings based on known and expected regulatory changes, we maintained our position in the company, as we believe China is committed to sustaining access to foreign investor capital.

While we were disappointed with the Fund’s weak relative results, positive stock selection within the technology and energy sectors boosted relative performance. On an individual stock basis, top relative contributors included semiconductor capital equipment manufacturer ASML Holding. The stock gained on optimism around expanding

Janus Investment Fund	1

Janus Henderson Global Research Fund (unaudited)

capital investment plans across the industry, driven by long-term secular demand for chips. Particularly notable are sizable investments planned by Samsung and Taiwan Semiconductor Manufacturing Company. Broadening adoption of extreme ultraviolet lithography (EUV) across device types along with accelerated investment in upgrading leading-edge semiconductor manufacturing continue to support our positive long-term outlook for ASML.

Standout performers also included UK-based global sports betting firm Entain. The company’s stock soared following a $22 billion takeover bid by U.S. competitor DraftKings and speculation that the proposal may spark competitive bids. DraftKings’ offer valued Entain at a 46% premium to its stock price, which is more than double what MGM Resorts offered for the company earlier this year. Entain rejected MGM’s proposal on the basis that it believed it significantly undervalued the company, but, at this writing, had not yet accepted DraftKings’ bid. We believe DraftKings’ offering price validates our investment thesis, which is that Entain’s proprietary online betting technology gives it an industry advantage.

Alternative asset management firm Blackstone Group also contributed materially to relative results. Performance in the company’s portfolios has been generally strong as a result of economic reopening, and Blackstone has been favorably positioned to capture capital migrating to alternatives - a long-term secular trend we believe is likely to continue. Blackstone recently reported strong quarterly results and announced a partnership with insurer American International Group (AIG) to manage a portion of AIG’s assets, significantly increasing Blackstone’s insurance assets under management.

OUTLOOK

We were pleased to see evidence of continued economic growth during the period and are optimistic that a global recovery is still underway. Nonetheless, the recent rise in COVID variant infection rates, continued fallout from supply chain disruptions and concerns related to policy makers’ response to inflation have tempered our near-term growth expectations for the U.S. and global economy. With that said, these concerns are balanced with our optimism about the strong corporate earnings growth we’ve seen in recent quarters, as history has shown that stocks typically follow earnings higher.

Against this backdrop, we have maintained our strategy of investing in businesses that are participating in and driving secular growth trends such as e-commerce, cloud computing, digital payments and health care innovation. At the same time, we have made modest adjustments to the Fund. For example, within health care, we’ve shifted our focus to developers of life sciences technologies and tools, as we believe these are the businesses supporting the latest wave of innovation in health care. Meanwhile, in technology, we have trimmed our exposure to standard semiconductor manufacturers and reallocated some of those assets to specialty chip manufacturers more directly leveraged to secular themes such as artificial intelligence and high-performance applications, including 5G and autonomous driving. In anticipation that the economy will gather momentum and continue to progress toward the mid-business cycle, we believe these and other refinements will allow the Fund to stay aligned with our longer-term investment goals and objectives.

Thank you for your investment in Janus Henderson Global Research Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ASML Holding NV	2.57%	1.19%	Sands China Ltd	0.78%	-0.69%
Entain PLC	1.23%	0.91%	Unilever PLC	1.62%	-0.60%
Blackstone Group Inc	0.98%	0.67%	Fidelity National Information Services Inc	0.96%	-0.45%
JPMorgan Chase & Co	1.91%	0.41%	Air Products & Chemicals Inc	1.00%	-0.42%
CAE Inc	0.66%	0.40%	Mastercard Inc	1.76%	-0.35%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Technology	1.24%	18.51%	18.31%
	Energy	0.77%	6.05%	5.91%
	Industrials	0.67%	17.12%	17.30%
	Communications	0.25%	10.65%	10.66%
	Consumer	0.20%	16.58%	16.60%

	3 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	-2.09%	18.13%	18.17%
	Healthcare	-1.14%	12.70%	12.87%
	Other**	-0.06%	0.26%	0.18%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.5%
Alphabet Inc - Class C
Interactive Media & Services	3.3%
Amazon.com Inc
Internet & Direct Marketing Retail	3.3%
ASML Holding NV
Semiconductor & Semiconductor Equipment	2.8%
Apple Inc
Technology Hardware, Storage & Peripherals	2.4%
16.3%

Asset Allocation - (% of Net Assets)
Common Stocks	100.0%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Preferred Stocks	0.3%
Other	(0.6)%
100.0%

Emerging markets comprised 5.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	27.28%	14.78%	12.82%	10.00%	1.21%
Class A Shares at MOP	19.96%	13.43%	12.15%	9.60%
Class C Shares at NAV	26.43%	14.05%	12.01%	9.19%	1.89%
Class C Shares at CDSC	25.43%	14.05%	12.01%	9.19%
Class D Shares	27.68%	15.14%	13.09%	10.18%	0.89%
Class I Shares	27.78%	15.24%	13.19%	10.25%	0.81%
Class N Shares	27.85%	15.26%	13.11%	10.18%	0.76%
Class R Shares	26.87%	14.42%	12.47%	9.61%	1.54%
Class S Shares	27.23%	14.74%	12.71%	9.83%	1.24%
Class T Shares	27.55%	15.04%	13.00%	10.12%	0.99%
MSCI World Index	28.82%	13.74%	12.68%	7.93%
MSCI All Country World Index	27.44%	13.20%	11.90%	7.75%
Morningstar Quartile - Class T Shares	2nd	3rd	3rd	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	113/354	228/295	174/216	49/162

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson Global Research Fund (unaudited)

Performance

non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,082.70	$6.00	$1,000.00	$1,019.30	$5.82	1.15%
Class C Shares	$1,000.00	$1,079.30	$9.33	$1,000.00	$1,016.09	$9.05	1.79%
Class D Shares	$1,000.00	$1,084.50	$4.28	$1,000.00	$1,020.96	$4.15	0.82%
Class I Shares	$1,000.00	$1,084.90	$3.92	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,085.20	$3.61	$1,000.00	$1,021.61	$3.50	0.69%
Class R Shares	$1,000.00	$1,081.10	$7.67	$1,000.00	$1,017.70	$7.44	1.47%
Class S Shares	$1,000.00	$1,082.50	$6.21	$1,000.00	$1,019.10	$6.02	1.19%
Class T Shares	$1,000.00	$1,083.90	$4.86	$1,000.00	$1,020.41	$4.71	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 100.0%
Aerospace & Defense – 2.1%
Airbus SE*	290,171	$38,093,050
L3Harris Technologies Inc	168,502	37,110,880
		75,203,930
Air Freight & Logistics – 1.2%
United Parcel Service Inc	226,348	41,217,971
Airlines – 0.7%
Ryanair Holdings PLC (ADR)*	210,580	23,176,435
Auto Components – 0.9%
Aptiv PLC*	220,877	32,904,047
Banks – 4.7%
BNP Paribas SA	480,135	30,751,223
Citigroup Inc	576,136	40,433,224
HDFC Bank Ltd	903,597	19,373,128
JPMorgan Chase & Co	462,767	75,750,330
		166,307,905
Beverages – 3.2%
Constellation Brands Inc	282,363	59,491,060
Pernod Ricard SA	248,802	54,402,649
		113,893,709
Biotechnology – 2.5%
AbbVie Inc	299,593	32,317,097
Ascendis Pharma A/S (ADR)*	68,657	10,943,239
Global Blood Therapeutics Inc*	120,738	3,076,404
Neurocrine Biosciences Inc*	135,109	12,958,304
Sarepta Therapeutics Inc*	111,845	10,343,426
Vertex Pharmaceuticals Inc*	94,121	17,072,608
		86,711,078
Building Products – 1.9%
Assa Abloy AB	1,134,295	32,901,527
Daikin Industries Ltd	158,000	33,988,589
		66,890,116
Capital Markets – 3.5%
Apollo Global Management Inc	480,530	29,595,843
Blackstone Group Inc	308,662	35,909,737
London Stock Exchange Group PLC	183,998	18,380,059
Morgan Stanley	389,483	37,900,591
		121,786,230
Chemicals – 1.8%
Air Products & Chemicals Inc	103,667	26,550,155
Sherwin-Williams Co	132,738	37,130,801
		63,680,956
Consumer Finance – 2.0%
Nexi SpA (144A)*	1,426,310	26,606,827
OneMain Holdings Inc	325,133	17,989,609
Synchrony Financial	511,970	25,025,094
		69,621,530
Diversified Financial Services – 0%
Jackson Financial Inc*	23,168	602,368
Electric Utilities – 0.2%
NextEra Energy Inc	112,039	8,797,302
Electronic Equipment, Instruments & Components – 1.7%
Hexagon AB - Class B	3,791,141	58,436,588
Entertainment – 3.4%
Liberty Media Corp-Liberty Formula One*	723,519	37,196,112
Netflix Inc*	91,800	56,029,212
Sea Ltd (ADR)*	79,214	25,247,878
		118,473,202

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 3.0%
Abbott Laboratories	235,391	$27,806,739
Boston Scientific Corp*	719,148	31,203,832
Dentsply Sirona Inc	237,151	13,766,616
DexCom Inc*	25,715	14,062,505
Edwards Lifesciences Corp*	168,170	19,038,526
		105,878,218
Health Care Providers & Services – 1.1%
Centene Corp*	257,399	16,038,532
Humana Inc	57,042	22,197,894
		38,236,426
Hotels, Restaurants & Leisure – 2.7%
GVC Holdings PLC*	1,678,874	48,052,245
McDonald's Corp	139,468	33,627,129
Sands China Ltd*	7,171,600	14,697,590
		96,376,964
Household Durables – 0.5%
Roku Inc*	59,937	18,781,259
Independent Power and Renewable Electricity Producers – 1.5%
NRG Energy Inc	822,209	33,570,793
Vistra Energy Corp	1,082,569	18,511,930
		52,082,723
Industrial Conglomerates – 1.0%
Honeywell International Inc	158,361	33,616,873
Information Technology Services – 4.6%
Fidelity National Information Services Inc	244,522	29,753,437
Mastercard Inc	180,517	62,762,151
Visa Inc	266,590	59,382,922
Wix.com Ltd*	59,394	11,639,442
		163,537,952
Insurance – 3.8%
AIA Group Ltd	3,042,700	35,035,201
Aon PLC - Class A	96,530	27,585,378
Beazley PLC*	2,731,695	13,842,979
Intact Financial Corp	124,277	16,435,496
Progressive Corp	239,401	21,639,456
Prudential PLC	912,964	17,720,437
		132,258,947
Interactive Media & Services – 6.1%
Alphabet Inc - Class C*	43,888	116,975,125
Facebook Inc*	170,887	57,997,339
Snap Inc*	328,582	24,272,352
Tencent Holdings Ltd	288,600	16,922,379
		216,167,195
Internet & Direct Marketing Retail – 6.3%
Amazon.com Inc*	34,910	114,680,746
Booking Holdings Inc*	15,787	37,476,286
DoorDash Inc - Class A*	89,823	18,501,741
Meituan Dianping (144A)*	362,700	11,326,287
MercadoLibre Inc*	23,449	39,380,251
		221,365,311
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	53,736	30,700,989
Machinery – 1.4%
Parker-Hannifin Corp	113,011	31,600,136
Sany Heavy Industry Co Ltd	4,138,279	16,335,598
		47,935,734
Metals & Mining – 1.8%
Freeport-McMoRan Inc	510,026	16,591,146

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Metals & Mining– (continued)
Rio Tinto PLC	303,354	$20,026,330
Teck Resources Ltd	1,102,577	27,451,242
		64,068,718
Multi-Utilities – 0.4%
RWE AG	373,185	13,190,868
Oil, Gas & Consumable Fuels – 4.1%
Canadian Natural Resources Ltd	969,359	35,447,738
Cheniere Energy Inc*	101,963	9,958,726
ConocoPhillips	554,905	37,605,912
Enterprise Products Partners LP	243,601	5,271,526
Marathon Petroleum Corp	479,130	29,615,025
Suncor Energy Inc	1,009,308	20,928,955
Total SE	118,309	5,668,517
		144,496,399
Personal Products – 1.4%
Unilever PLC	929,398	50,122,782
Pharmaceuticals – 5.3%
AstraZeneca PLC	389,265	46,854,566
Bristol-Myers Squibb Co	298,411	17,656,979
Catalent Inc*	208,708	27,772,774
Merck & Co Inc	464,208	34,866,663
Novartis AG	352,012	28,883,788
Roche Holding AG	84,424	30,811,590
		186,846,360
Road & Rail – 1.7%
Full Truck Alliance Co (ADR)*,#	1,185,996	18,181,319
Uber Technologies Inc*	931,698	41,740,070
		59,921,389
Semiconductor & Semiconductor Equipment – 7.9%
Advanced Micro Devices Inc*	193,945	19,956,940
ASML Holding NV	131,902	97,287,716
Marvell Technology Inc	347,133	20,935,591
NVIDIA Corp	238,648	49,438,320
Taiwan Semiconductor Manufacturing Co Ltd	2,537,000	52,320,286
Texas Instruments Inc	191,595	36,826,475
		276,765,328
Software – 8.5%
Adobe Inc*	115,593	66,549,202
Autodesk Inc*	110,934	31,635,049
Microsoft Corp	565,344	159,381,780
SS&C Technologies Holdings Inc	198,783	13,795,540
Workday Inc - Class A*	117,679	29,406,805
		300,768,376
Technology Hardware, Storage & Peripherals – 2.4%
Apple Inc	593,487	83,978,410
Textiles, Apparel & Luxury Goods – 1.7%
adidas AG	86,598	27,284,048
NIKE Inc - Class B	230,073	33,413,502
		60,697,550
Trading Companies & Distributors – 1.6%
Ferguson PLC	417,090	57,809,637
Wireless Telecommunication Services – 0.5%
T-Mobile US Inc*	137,694	17,591,785
Total Common Stocks (cost $2,195,398,313)		3,520,899,560
Preferred Stocks– 0.3%
Health Care Providers & Services – 0.3%
API Holdings Private Ltd PP*,¢,§((cost $9,437,947)	117,653	9,352,360

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	8,814,292	$8,814,292
Time Deposits – 0.1%
Royal Bank of Canada, 0.0400%, 10/1/21	$2,203,573	2,203,573
Total Investments Purchased with Cash Collateral from Securities Lending (cost $11,017,865)		11,017,865
Total Investments (total cost $2,215,854,125) – 100.6%		3,541,269,785
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(22,604,030)
Net Assets – 100%		$3,518,665,755

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,443,768,583	69.0%
United Kingdom	164,876,616	4.7
Netherlands	147,410,498	4.2
France	128,915,439	3.6
Canada	100,263,431	2.8
Sweden	91,338,115	2.6
Taiwan	77,568,164	2.2
China	62,765,583	1.8
Switzerland	59,695,378	1.7
Hong Kong	49,732,791	1.4
Germany	40,474,916	1.1
Argentina	39,380,251	1.1
Japan	33,988,589	1.0
India	28,725,488	0.8
Italy	26,606,827	0.7
Ireland	23,176,435	0.7
Israel	11,639,442	0.3
Denmark	10,943,239	0.3

Total	$3,541,269,785	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$4,836	$(125)	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	29,254∆	-	-	8,814,292
Total Affiliated Investments - 0.2%	$34,090	$(125)	$-	$8,814,292

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	788,510	285,019,914	(285,808,299)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	9,213,600	216,059,448	(216,458,756)	8,814,292

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $37,933,114, which represents 1.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $9,352,360, which represents 0.3% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd PP	9/27/21	$9,437,947	$9,352,360	0.3%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$37,110,880	$38,093,050	$-
Banks	116,183,554	50,124,351	-
Beverages	59,491,060	54,402,649	-
Building Products	-	66,890,116	-
Capital Markets	103,406,171	18,380,059	-
Consumer Finance	43,014,703	26,606,827	-
Electronic Equipment, Instruments & Components	-	58,436,588	-
Hotels, Restaurants & Leisure	33,627,129	62,749,835	-
Insurance	65,660,330	66,598,617	-
Interactive Media & Services	199,244,816	16,922,379	-
Internet & Direct Marketing Retail	210,039,024	11,326,287	-
Machinery	31,600,136	16,335,598	-
Metals & Mining	44,042,388	20,026,330	-
Multi-Utilities	-	13,190,868	-
Oil, Gas & Consumable Fuels	138,827,882	5,668,517	-
Personal Products	-	50,122,782	-
Pharmaceuticals	80,296,416	106,549,944	-
Semiconductor & Semiconductor Equipment	127,157,326	149,608,002	-
Textiles, Apparel & Luxury Goods	33,413,502	27,284,048	-
Trading Companies & Distributors	-	57,809,637	-
All Other	1,280,657,759	-	-
Preferred Stocks	-	-	9,352,360
Investments Purchased with Cash Collateral from Securities Lending	-	11,017,865	-
Total Assets	$2,603,773,076	$928,144,349	$9,352,360

14	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,207,039,833)(1)	$3,532,455,493
Affiliated investments, at value (cost $8,814,292)	8,814,292
Cash denominated in foreign currency (cost $69,233)	69,233
Non-interested Trustees' deferred compensation	87,771
Receivables:
Fund shares sold	2,875,829
Dividends	1,447,188
Foreign tax reclaims	1,285,224
Other assets	85,589
Total Assets	3,547,120,619
Liabilities:
Due to custodian	994,962
Collateral for securities loaned (Note 2)	11,017,865
Payables:	—
Investments purchased	9,437,947
Fund shares repurchased	3,489,313
Advisory fees	2,025,726
Transfer agent fees and expenses	544,057
Foreign tax liability	487,918
Non-interested Trustees' deferred compensation fees	87,771
Professional fees	52,485
Non-interested Trustees' fees and expenses	25,475
Custodian fees	22,223
12b-1 Distribution and shareholder servicing fees	18,368
Affiliated fund administration fees payable	7,541
Accrued expenses and other payables	243,213
Total Liabilities	28,454,864
Net Assets	$3,518,665,755

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,831,406,057
Total distributable earnings (loss) (includes $487,918 of foreign capital gains tax)	1,687,259,698
Total Net Assets	$3,518,665,755
Net Assets - Class A Shares	$24,309,769
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	220,635
Net Asset Value Per Share(2)	$110.18
Maximum Offering Price Per Share(3)	$116.90
Net Assets - Class C Shares	$4,490,669
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,141
Net Asset Value Per Share(2)	$106.56
Net Assets - Class D Shares	$1,959,177,353
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,957,234
Net Asset Value Per Share	$109.10
Net Assets - Class I Shares	$145,610,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,312,269
Net Asset Value Per Share	$110.96
Net Assets - Class N Shares	$43,521,421
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	399,296
Net Asset Value Per Share	$109.00
Net Assets - Class R Shares	$9,736,317
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89,580
Net Asset Value Per Share	$108.69
Net Assets - Class S Shares	$24,087,701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	218,312
Net Asset Value Per Share	$110.34
Net Assets - Class T Shares	$1,307,732,368
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,010,734
Net Asset Value Per Share	$108.88

(1) Includes $10,897,024 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Statement of Operations

For the year ended September 30, 2021

See footnotes at the end of the Statement.

Investment Income:
Dividends	$49,151,811
Affiliated securities lending income, net	29,254
Dividends from affiliates	4,836
Unaffiliated securities lending income, net	859
Interest	159
Other income	49,789
Foreign tax withheld	(1,823,420)
Total Investment Income	47,413,288
Expenses:
Advisory fees	23,526,834
12b-1 Distribution and shareholder servicing fees:
Class A Shares	61,094
Class C Shares	48,195
Class R Shares	43,702
Class S Shares	61,873
Transfer agent administrative fees and expenses:
Class D Shares	2,110,299
Class R Shares	21,942
Class S Shares	64,359
Class T Shares	3,157,210
Transfer agent networking and omnibus fees:
Class A Shares	45,552
Class C Shares	3,638
Class I Shares	89,841
Other transfer agent fees and expenses:
Class A Shares	1,468
Class C Shares	256
Class D Shares	272,345
Class I Shares	6,091
Class N Shares	1,276
Class R Shares	129
Class S Shares	291
Class T Shares	12,770
Shareholder reports expense	339,100
Registration fees	128,265
Custodian fees	107,348
Affiliated fund administration fees	95,054
Professional fees	74,309
Non-interested Trustees’ fees and expenses	52,549
Other expenses	239,461
Total Expenses	30,565,251
Less: Excess Expense Reimbursement and Waivers	(106,161)
Net Expenses	30,459,090
Net Investment Income/(Loss)	16,954,198

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$366,010,075
Investments in affiliates	(125)
Total Net Realized Gain/(Loss) on Investments	366,009,950
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of increase in deferred foreign taxes of $487,918)	411,833,902
Total Change in Unrealized Net Appreciation/Depreciation	411,833,902
Net Increase/(Decrease) in Net Assets Resulting from Operations	$794,798,050

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$16,954,198	$17,877,075
Net realized gain/(loss) on investments	366,009,950	85,085,781
Change in unrealized net appreciation/depreciation	411,833,902	296,798,050
Net Increase/(Decrease) in Net Assets Resulting from Operations	794,798,050	399,760,906
Dividends and Distributions to Shareholders:
Class A Shares	(837,329)	(889,197)
Class C Shares	(183,533)	(223,733)
Class D Shares	(65,556,809)	(74,362,419)
Class I Shares	(5,229,791)	(6,746,253)
Class N Shares	(1,659,352)	(1,725,480)
Class R Shares	(268,840)	(282,408)
Class S Shares	(752,697)	(5,760,123)
Class T Shares	(43,456,205)	(49,566,236)
Net Decrease from Dividends and Distributions to Shareholders	(117,944,556)	(139,555,849)
Capital Share Transactions:
Class A Shares	(4,020,585)	3,360,857
Class C Shares	(1,534,613)	(943,684)
Class D Shares	(21,083,449)	(26,414,149)
Class I Shares	(19,497,565)	(15,725,639)
Class N Shares	(6,237,164)	6,416,568
Class R Shares	228,904	621,405
Class S Shares	(111,942,696)	7,369,239
Class T Shares	(2,733,097)	(45,979,075)
Net Increase/(Decrease) from Capital Share Transactions	(166,820,265)	(71,294,478)
Net Increase/(Decrease) in Net Assets	510,033,229	188,910,579
Net Assets:
Beginning of period	3,008,632,526	2,819,721,947
End of period	$3,518,665,755	$3,008,632,526

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$89.60	$81.67	$85.80	$76.26	$64.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.31	0.65	0.57	0.44
Net realized and unrealized gain/(loss)	23.77	11.47	(0.20)	9.25	11.82
Total from Investment Operations	24.00	11.78	0.45	9.82	12.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.61)	(0.46)	(0.28)	(0.32)
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.42)	(3.85)	(4.58)	(0.28)	(0.32)
Net Asset Value, End of Period	$110.18	$89.60	$81.67	$85.80	$76.26
Total Return*	27.28%	14.71%	1.43%	12.90%	19.16%
Net Assets, End of Period (in thousands)	$24,310	$23,470	$18,247	$16,478	$15,642
Average Net Assets for the Period (in thousands)	$24,438	$19,926	$17,274	$15,685	$16,679
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.21%	1.32%	1.14%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.20%	1.16%	1.00%	1.04%
Ratio of Net Investment Income/(Loss)	0.23%	0.37%	0.83%	0.70%	0.64%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$87.19	$79.50	$83.65	$74.57	$62.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.45)	(0.22)	0.13	0.04	0.04
Net realized and unrealized gain/(loss)	23.08	11.15	(0.16)	9.04	11.56
Total from Investment Operations	22.63	10.93	(0.03)	9.08	11.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.26)	(3.24)	(4.12)	—	—
Net Asset Value, End of Period	$106.56	$87.19	$79.50	$83.65	$74.57
Total Return*	26.42%	13.98%	0.78%	12.18%	18.42%
Net Assets, End of Period (in thousands)	$4,491	$5,005	$5,564	$7,746	$8,954
Average Net Assets for the Period (in thousands)	$4,880	$5,323	$6,303	$8,343	$9,330
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	1.84%	1.80%	1.64%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.85%	1.84%	1.80%	1.64%	1.67%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.27)%	0.17%	0.05%	0.06%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$88.69	$80.85	$84.93	$75.50	$63.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.56	0.55	0.88	0.82	0.69
Net realized and unrealized gain/(loss)	23.50	11.36	(0.21)	9.14	11.65
Total from Investment Operations	24.06	11.91	0.67	9.96	12.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.83)	(0.63)	(0.53)	(0.52)
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.65)	(4.07)	(4.75)	(0.53)	(0.52)
Net Asset Value, End of Period	$109.10	$88.69	$80.85	$84.93	$75.50
Total Return*	27.68%	15.06%	1.76%	13.25%	19.54%
Net Assets, End of Period (in thousands)	$1,959,177	$1,607,701	$1,493,928	$1,564,083	$1,461,778
Average Net Assets for the Period (in thousands)	$1,873,058	$1,511,011	$1,463,525	$1,527,522	$1,362,959
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.89%	0.83%	0.69%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.89%	0.83%	0.69%	0.74%
Ratio of Net Investment Income/(Loss)	0.54%	0.68%	1.13%	1.02%	1.01%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$90.13	$82.10	$86.16	$76.57	$64.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.64	0.63	0.95	0.91	0.78
Net realized and unrealized gain/(loss)	23.90	11.54	(0.20)	9.27	11.79
Total from Investment Operations	24.54	12.17	0.75	10.18	12.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.90)	(0.69)	(0.59)	(0.58)
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.71)	(4.14)	(4.81)	(0.59)	(0.58)
Net Asset Value, End of Period	$110.96	$90.13	$82.10	$86.16	$76.57
Total Return*	27.78%	15.15%	1.85%	13.36%	19.64%
Net Assets, End of Period (in thousands)	$145,610	$135,394	$139,584	$179,093	$162,788
Average Net Assets for the Period (in thousands)	$145,201	$132,597	$146,672	$167,007	$157,847
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.81%	0.74%	0.60%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.81%	0.74%	0.60%	0.65%
Ratio of Net Investment Income/(Loss)	0.61%	0.76%	1.21%	1.11%	1.13%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$88.60	$80.77	$84.85	$75.44	$73.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.69	0.66	1.02	0.96	0.11
Net realized and unrealized gain/(loss)	23.48	11.36	(0.25)	9.11	1.46
Total from Investment Operations	24.17	12.02	0.77	10.07	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.95)	(0.73)	(0.66)	—
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.77)	(4.19)	(4.85)	(0.66)	—
Net Asset Value, End of Period	$109.00	$88.60	$80.77	$84.85	$75.44
Total Return*	27.85%	15.23%	1.91%	13.42%	2.13%
Net Assets, End of Period (in thousands)	$43,521	$40,607	$31,393	$38,195	$28,326
Average Net Assets for the Period (in thousands)	$44,557	$30,617	$37,778	$36,802	$17,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.76%	0.68%	0.54%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.76%	0.68%	0.54%	0.63%
Ratio of Net Investment Income/(Loss)	0.67%	0.81%	1.32%	1.19%	1.01%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$88.57	$80.78	$84.95	$75.55	$63.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.10)	0.02	0.39	0.32	0.30
Net realized and unrealized gain/(loss)	23.48	11.34	(0.18)	9.15	11.67
Total from Investment Operations	23.38	11.36	0.21	9.47	11.97
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.33)	(0.26)	(0.07)	(0.15)
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.26)	(3.57)	(4.38)	(0.07)	(0.15)
Net Asset Value, End of Period	$108.69	$88.57	$80.78	$84.95	$75.55
Total Return*	26.87%	14.33%	1.11%	12.55%	18.84%
Net Assets, End of Period (in thousands)	$9,736	$7,802	$6,574	$6,417	$6,196
Average Net Assets for the Period (in thousands)	$8,777	$6,410	$6,232	$6,245	$5,724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.54%	1.47%	1.31%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.54%	1.47%	1.31%	1.32%
Ratio of Net Investment Income/(Loss)	(0.10)%	0.03%	0.50%	0.40%	0.44%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$89.62	$81.85	$85.96	$76.40	$64.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.27	0.61	0.51	0.45
Net realized and unrealized gain/(loss)	23.70	11.48	(0.18)	9.30	11.82
Total from Investment Operations	23.98	11.75	0.43	9.81	12.27
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.74)	(0.42)	(0.25)	(0.28)
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.26)	(3.98)	(4.54)	(0.25)	(0.28)
Net Asset Value, End of Period	$110.34	$89.62	$81.85	$85.96	$76.40
Total Return*	27.23%	14.66%	1.40%	12.86%	19.14%
Net Assets, End of Period (in thousands)	$24,088	$131,161	$109,878	$62,331	$81,729
Average Net Assets for the Period (in thousands)	$25,744	$128,108	$64,355	$67,144	$68,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.24%	1.18%	1.04%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.24%	1.18%	1.04%	1.07%
Ratio of Net Investment Income/(Loss)	0.27%	0.33%	0.77%	0.63%	0.66%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$88.54	$80.73	$84.82	$75.41	$63.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.48	0.82	0.75	0.64
Net realized and unrealized gain/(loss)	23.47	11.34	(0.21)	9.13	11.63
Total from Investment Operations	23.92	11.82	0.61	9.88	12.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.77)	(0.58)	(0.47)	(0.47)
Distributions (from capital gains)	(3.26)	(3.24)	(4.12)	—	—
Total Dividends and Distributions	(3.58)	(4.01)	(4.70)	(0.47)	(0.47)
Net Asset Value, End of Period	$108.88	$88.54	$80.73	$84.82	$75.41
Total Return*	27.55%	14.96%	1.67%	13.16%	19.44%
Net Assets, End of Period (in thousands)	$1,307,732	$1,057,492	$1,014,552	$1,054,640	$997,013
Average Net Assets for the Period (in thousands)	$1,262,884	$1,009,337	$988,429	$1,033,780	$932,646
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.99%	0.93%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.99%	0.92%	0.78%	0.81%
Ratio of Net Investment Income/(Loss)	0.44%	0.59%	1.05%	0.93%	0.93%
Portfolio Turnover Rate	25%	34%	35%	32%	48%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

24	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

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Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

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Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform

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Notes to Financial Statements

essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$10,897,024	$—	$(10,897,024)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

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Notes to Financial Statements

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $10,897,024. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $11,017,865, resulting in the net amount due to the counterparty of $120,841.

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Janus Henderson Global Research Fund

Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Fund’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.69%.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

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Notes to Financial Statements

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

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Janus Henderson Global Research Fund

Notes to Financial Statements

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $1,978.

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Janus Henderson Global Research Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $77.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	41	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $4,654,718 in purchases.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 39,151,199	$ 317,113,077	$ -	$ -	$ -	$ (4,052)	$1,330,999,474

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Janus Henderson Global Research Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,209,782,393	$ 1,379,385,663	$(47,898,271)	$ 1,331,487,392

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,866,817	$ 106,077,739	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,685,719	$ 107,870,130	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (1,131,518)	$ 1,131,518

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Janus Henderson Global Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	47,006	$ 4,813,707	121,190	$ 10,001,476
Reinvested dividends and distributions	5,588	545,222	7,114	600,882
Shares repurchased	(93,896)	(9,379,514)	(89,793)	(7,241,501)
Net Increase/(Decrease)	(41,302)	$ (4,020,585)	38,511	$ 3,360,857
Class C Shares:
Shares sold	5,609	$ 557,392	8,679	$ 690,969
Reinvested dividends and distributions	1,836	174,183	2,423	200,129
Shares repurchased	(22,710)	(2,266,188)	(23,687)	(1,834,782)
Net Increase/(Decrease)	(15,265)	$ (1,534,613)	(12,585)	$ (943,684)
Class D Shares:
Shares sold	390,481	$ 39,919,687	393,238	$ 31,364,810
Reinvested dividends and distributions	647,933	62,447,782	851,335	70,984,342
Shares repurchased	(1,208,431)	(123,450,918)	(1,595,048)	(128,763,301)
Net Increase/(Decrease)	(170,017)	$ (21,083,449)	(350,475)	$(26,414,149)
Class I Shares:
Shares sold	261,600	$ 27,657,572	265,584	$ 21,627,812
Reinvested dividends and distributions	42,943	4,206,664	63,891	5,410,890
Shares repurchased	(494,413)	(51,361,801)	(527,534)	(42,764,341)
Net Increase/(Decrease)	(189,870)	$ (19,497,565)	(198,059)	$(15,725,639)
Class N Shares:
Shares sold	70,228	$ 7,347,983	249,192	$ 21,236,675
Reinvested dividends and distributions	16,998	1,634,877	20,666	1,719,602
Shares repurchased	(146,269)	(15,220,024)	(200,195)	(16,539,709)
Net Increase/(Decrease)	(59,043)	$ (6,237,164)	69,663	$ 6,416,568
Class R Shares:
Shares sold	23,033	$ 2,418,306	30,742	$ 2,579,255
Reinvested dividends and distributions	2,767	266,998	3,231	270,398
Shares repurchased	(24,314)	(2,456,400)	(27,264)	(2,228,248)
Net Increase/(Decrease)	1,486	$ 228,904	6,709	$ 621,405
Class S Shares:
Shares sold	38,545	$ 3,945,043	696,608	$ 56,893,997
Reinvested dividends and distributions	7,697	752,260	68,169	5,759,611
Shares repurchased	(1,291,417)	(116,639,999)	(643,719)	(55,284,369)
Net Increase/(Decrease)	(1,245,175)	$(111,942,696)	121,058	$ 7,369,239
Class T Shares:
Shares sold	2,228,564	$ 213,989,572	642,267	$ 51,969,973
Reinvested dividends and distributions	441,931	42,540,264	580,992	48,396,660
Shares repurchased	(2,603,434)	(259,262,933)	(1,846,557)	(146,345,708)
Net Increase/(Decrease)	67,061	$ (2,733,097)	(623,298)	$(45,979,075)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$828,856,693	$1,086,424,827	$ -	$ -

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Janus Henderson Global Research Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Research Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Research Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, investee company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Research Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

52	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$106,077,739
Dividends Received Deduction Percentage	66%
Qualified Dividend Income Percentage	100%

54	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

62	SEPTEMBER 30, 2021

Janus Henderson Global Research Fund

Notes

NotesPage1

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Janus Henderson Global Research Fund

Notes

NotesPage2

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Janus Henderson Global Research Fund

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93045 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Global Select Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Janus Henderson Global Select Fund (unaudited)

FUND SNAPSHOT

 Our focus is on generating excess returns by capitalizing on the dislocation between market expectations and our assessment of a company’s free-cash-flow growth. We think success depends on incorporating independent and uncorrelated sources of insight, while executing fundamental and behavioral analyses to identify the most attractive investment opportunities.

Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE

The Janus Henderson Global Select Fund I Shares returned 33.31% for the 12-month period ended September 30, 2021. The Fund’s benchmark, the MSCI All Country World IndexSM returned 27.44%.

INVESTMENT ENVIRONMENT

The approval and rollout of COVID-19 vaccines at the start of the period, as well as ongoing accommodative policies from central banks around the world, put the global economy firmly on a path to recovery. While fiscal and monetary programs supported the recovery, increasing expectations for growth and inflation pushed global bond yields higher with the widely watched 10-year U.S. Treasury yield rising sharply in March. This fueled a rotation out of technology stocks where high valuations were supported by the notion that both macro-economic growth and cost of capital would remain low, and into cyclical stocks that generally perform well in a rising rate environment. Despite continued growth in the global economy, the yield on the 10-year U.S. Treasury note pulled back in August as a rise in COVID-19 cases created fears over renewed economic declines. At the Federal Open Market Committee meeting in September, policy makers held benchmark interest rates near zero but adopted a slightly more hawkish outlook for rates and indicated a tapering of quantitative easing was on the horizon and that they may raise rates as early as 2022. Although persistent global inflation, uncertainty around fiscal policy, supply chain bottlenecks and increased regulatory scrutiny in China fueled market volatility in the final months of the reporting period, markets finished the period with strong gains.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we think we can generate excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. We were pleased to see our conviction rewarded once again this year, as many company- and industry-specific views we expressed in our portfolio crystallized and drove stocks associated with those views higher.

Improving economic conditions supported gains in a number of our financial holdings, including U.S.-based Morgan Stanley. The wealth management firm’s share price appreciated on strength in capital markets and optimism about market share gains. While pleased with the stock’s strong performance, we believe Morgan Stanley is misclassified as a capital markets business and more closely resembles a wealth management company. We think the stock deserves to trade alongside higher-valuation wealth management peers and are optimistic the market will ultimately recognize this.

Another area of relative strength in the Fund was the consumer discretionary sector, where a number of our holdings benefited from relaxed social distancing guidance and improved mobility sentiment as COVID-19 vaccination rates increased. A notable contributor within this sector was UK-based global sports betting and gaming company Entain (formerly GVC Holdings). The return of major sporting events and growth in online betting supported gains in the stock, which rallied further on news of a $22 billion takeover bid by U.S. competitor DraftKings, a price more than double what MGM Resorts offered in a takeover bid earlier this year. We believe Entain’s proprietary technology provides a competitive advantage by allowing it to provide better customer experiences. Furthermore, we are excited to see improving momentum in online betting and gaming in the U.S., where Entain gained market share.

Improved mobility also benefited natural gas and oil producer Canadian Natural Resources. A recovery in oil demand as economic growth and travel picked up provided a positive backdrop for the company. OPEC’s decision to extend oil production cuts and a subsequent

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

increase in crude oil prices also contributed to share strength. A major capital investment program yielding operating efficiencies added to our conviction in the company.

While pleased with the Fund’s outperformance, select holdings weighed on results. Notable detractors were stocks caught in the downdraft caused by China’s increased regulation of private enterprises, including social media and gaming company Tencent Holdings and e-commerce giant Alibaba Group Holding. Under a common prosperity theme, the government implemented intrusive policy changes across a swath of industries. Although concerns about the impact of tighter regulation and signs of a slowdown in China’s economy led us to adjust our earnings estimates for China-exposed holdings, including Tencent and Alibaba, we retained positions in these companies as both are in alignment with government objectives and possess positive free cash flow growth outlooks.

Another challenging development during the period was COVID-related global supply chain disruption. After the closure of manufacturing facilities at the peak of the pandemic, economies and factories reopened and demand for goods snapped back. However, cost-cutting measures and labor shortages made it difficult for manufacturers to fulfill demand, leading to shortages of manufacturing components and materials, order backlogs and delivery delays. Despite robust demand in the U.S. for homes driven by low mortgage rates and high consumer confidence, a shortage of building materials forced homebuilder Pulte Homes to reduce its delivery forecast and cut its third quarter and full-year guidance. With the near-term outlook for Pulte less positive, the stock traded lower. We are encouraged by the company’s strong balance sheet and cash flow generation and maintained our position in the stock.

OUTLOOK

Our outlook for markets and the global economy remains clouded, causing us to remain vigilant. In China, for example, where the shifting regulatory landscape and decelerating economic growth changed risk/return dynamics for some companies, we revisited our investment theses for all of our holdings with the goal of narrowing our focus to businesses we think align with the country’s goal of common prosperity. We also increased our scrutiny of non-Chinese holdings impacted by recent developments.

Global supply constraints and the higher price of goods also remain on our radar. All eyes are on the Federal Reserve and the other leading global central banks as they attempt to manage inflation without jeopardizing economic growth and employment. We think normalizing interest rates could resolve the disconnect between the valuations and earnings of select companies. The pandemic also continues to be a risk we are monitoring, especially in emerging markets where variants of the virus spread rapidly during the quarter. Although we think the possibility of large-scale economic shutdowns is unlikely, we do not think the battle against COVID-19 is yet won.

Despite these variables, we think market volatility will provide us opportunities to invest in companies where our research suggests stock valuations may not reflect underlying growth prospects. We also believe our thorough analysis and disciplined investment approach will continue to serve us well in our pursuit of strong risk-adjusted returns over the long term.

Thank you for your continued investment in Janus Henderson Global Select Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Morgan Stanley	3.43%	1.92%	Alibaba Group Holding Ltd	2.21%	-1.83%
Entain PLC	2.15%	1.59%	PulteGroup Inc	2.67%	-0.85%
Canadian Natural Resources Ltd	1.75%	1.31%	Tencent Holdings Ltd	2.75%	-0.84%
Teck Resources Ltd	2.67%	1.23%	Merck & Co Inc	1.74%	-0.57%
Citigroup Inc	3.74%	1.20%	Alphabet Inc - Class A	1.11%	-0.57%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.90%	16.95%	12.76%
	Financials	1.87%	18.36%	13.86%
	Industrials	1.31%	11.49%	9.81%
	Utilities	1.12%	4.82%	2.86%
	Materials	0.97%	6.16%	4.95%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.17%	9.78%	11.73%
	Communication Services	-0.53%	8.79%	9.39%
	Other**	-0.48%	1.58%	0.00%
	Real Estate	0.13%	0.00%	2.63%
	Consumer Staples	0.58%	3.76%	7.10%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
NRG Energy Inc
Independent Power and Renewable Electricity Producers	4.7%
Microsoft Corp
Software	4.7%
Morgan Stanley
Capital Markets	4.1%
Citigroup Inc
Banks	3.9%
Teck Resources Ltd
Metals & Mining	3.4%
20.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	1.2%
Convertible Preferred Stocks	0.0%
Other	(0.1)%
100.0%

Emerging markets comprised 9.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	32.96%	14.53%	11.09%	4.80%	1.06%	1.06%
Class A Shares at MOP	25.31%	13.19%	10.43%	4.51%
Class C Shares at NAV	31.84%	13.59%	10.17%	3.98%	2.08%	1.98%
Class C Shares at CDSC	30.84%	13.59%	10.17%	3.98%
Class D Shares	33.28%	14.76%	11.30%	4.93%	0.84%	0.84%
Class I Shares	33.31%	14.85%	11.40%	4.99%	0.78%	0.78%
Class N Shares	33.41%	14.92%	11.34%	4.94%	0.68%	0.68%
Class R Shares	32.19%	13.92%	10.57%	4.33%	3.20%	1.64%
Class S Shares	32.57%	14.23%	10.91%	4.63%	2.48%	1.38%
Class T Shares	33.15%	14.70%	11.24%	4.89%	0.92%	0.92%
MSCI All Country World Index	27.44%	13.20%	11.90%	5.65%
Morningstar Quartile - Class T Shares	1st	1st	3rd	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	32/346	21/293	141/212	64/76

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson Global Select Fund (unaudited)

Performance

non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective March 1, 2021, George Maris and Julian McManus are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – June 30, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,058.60	$5.26	$1,000.00	$1,019.95	$5.16	1.02%
Class C Shares	$1,000.00	$1,054.30	$9.63	$1,000.00	$1,015.69	$9.45	1.87%
Class D Shares	$1,000.00	$1,059.50	$4.23	$1,000.00	$1,020.96	$4.15	0.82%
Class I Shares	$1,000.00	$1,060.30	$3.98	$1,000.00	$1,021.21	$3.90	0.77%
Class N Shares	$1,000.00	$1,060.50	$3.51	$1,000.00	$1,021.66	$3.45	0.68%
Class R Shares	$1,000.00	$1,055.00	$8.35	$1,000.00	$1,016.95	$8.19	1.62%
Class S Shares	$1,000.00	$1,056.80	$7.01	$1,000.00	$1,018.25	$6.88	1.36%
Class T Shares	$1,000.00	$1,059.40	$4.70	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 98.9%
Aerospace & Defense – 3.2%
Airbus SE*	345,032	$45,295,088
L3Harris Technologies Inc	165,098	36,361,184
		81,656,272
Air Freight & Logistics – 2.9%
United Parcel Service Inc	394,038	71,754,320
Auto Components – 1.5%
Aptiv PLC*	251,190	37,419,774
Banks – 5.8%
China Construction Bank Corp	53,349,000	37,844,246
Citigroup Inc	1,405,634	98,647,394
Permanent TSB Group Holdings PLC*	5,262,077	8,831,909
		145,323,549
Beverages – 3.1%
Heineken NV	383,135	39,822,705
Monster Beverage Corp*	432,524	38,421,107
		78,243,812
Biotechnology – 2.4%
AbbVie Inc	185,066	19,963,069
Ascendis Pharma A/S (ADR)*	88,178	14,054,691
Neurocrine Biosciences Inc*	271,920	26,079,847
		60,097,607
Capital Markets – 4.1%
Morgan Stanley	1,061,966	103,339,911
Chemicals – 1.3%
Air Products & Chemicals Inc	127,920	32,761,591
Containers & Packaging – 1.9%
Crown Holdings Inc	478,386	48,211,741
Diversified Financial Services – 0.1%
Jackson Financial Inc*	36,296	943,696
Linklogis Inc - Class B*	854,819	872,292
		1,815,988
Electronic Equipment, Instruments & Components – 1.9%
Hexagon AB - Class B	3,179,421	49,007,545
Entertainment – 3.5%
Liberty Media Corp-Liberty Formula One*	810,667	41,676,390
Nintendo Co Ltd	53,100	25,834,450
Sea Ltd (ADR)*	68,648	21,880,177
		89,391,017
Health Care Providers & Services – 1.0%
Humana Inc	67,240	26,166,446
Hotels, Restaurants & Leisure – 4.6%
Caesars Entertainment Inc*	458,377	51,466,570
GVC Holdings PLC*	2,273,092	65,059,780
		116,526,350
Household Durables – 2.4%
PulteGroup Inc	1,302,638	59,817,137
Independent Power and Renewable Electricity Producers – 4.7%
NRG Energy Inc	2,920,596	119,247,935
Information Technology Services – 0.6%
Mastercard Inc	39,832	13,848,790
Insurance – 6.2%
AIA Group Ltd	1,860,000	21,416,990
Beazley PLC*	3,483,289	17,651,713
NN Group NV	617,536	32,223,493
Prudential PLCž	1,451,864	28,180,372
Prudential PLCž	206,350	3,931,206
Travelers Cos Inc	340,569	51,769,894
		155,173,668

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Interactive Media & Services – 4.2%
Alphabet Inc - Class A*	17,908	$47,877,396
NAVER Corp	70,134	22,872,082
Tencent Holdings Ltd	605,200	35,486,569
		106,236,047
Internet & Direct Marketing Retail – 3.4%
Alibaba Group Holding Ltd*	1,665,884	30,986,457
Amazon.com Inc*	16,438	53,999,488
		84,985,945
Machinery – 1.5%
Wabtec Corp	433,069	37,334,879
Metals & Mining – 3.4%
Teck Resources Ltd	3,466,856	86,315,516
Oil, Gas & Consumable Fuels – 4.4%
Canadian Natural Resources Ltd	1,531,298	55,953,629
Marathon Petroleum Corp	886,236	54,778,247
		110,731,876
Pharmaceuticals – 5.6%
AstraZeneca PLC	620,615	74,701,416
Merck & Co Inc	530,582	39,852,014
Organon & Co	792,547	25,987,616
		140,541,046
Road & Rail – 1.7%
Central Japan Railway Co	272,200	43,511,917
Semiconductor & Semiconductor Equipment – 4.1%
ASML Holding NV	56,456	41,640,576
Taiwan Semiconductor Manufacturing Co Ltd	2,948,000	60,796,296
		102,436,872
Software – 7.2%
Adobe Inc*	41,261	23,754,783
Microsoft Corp	418,848	118,081,628
RingCentral Inc*	36,539	7,947,233
Workday Inc - Class A*	75,749	18,928,918
Zendesk Inc*	119,116	13,863,911
		182,576,473
Technology Hardware, Storage & Peripherals – 0.8%
Samsung Electronics Co Ltd	338,127	21,062,410
Textiles, Apparel & Luxury Goods – 4.8%
Samsonite International SA (144A)*	16,451,700	35,253,495
Under Armour Inc*	4,817,867	84,409,030
		119,662,525
Thrifts & Mortgage Finance – 3.0%
MGIC Investment Corp	5,094,140	76,208,334
Trading Companies & Distributors – 2.3%
Ferguson PLC	418,629	58,022,946
Wireless Telecommunication Services – 1.3%
T-Mobile US Inc*	260,036	33,222,199
Total Common Stocks (cost $1,720,615,862)		2,492,652,438
Convertible Preferred Stocks– 0%
Software – 0%
Magic Leap Inc PP - Series D*,¢,§((cost $9,254,547)	342,761	0
Investment Companies– 1.2%
Money Markets – 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $30,836,984)	30,833,901	30,836,984
Total Investments (total cost $1,760,707,393) – 100.1%		2,523,489,422
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(3,593,768)
Net Assets – 100%		$2,519,895,654

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,603,002,402	63.5%
United Kingdom	189,524,487	7.5
Canada	142,269,145	5.6
Netherlands	113,686,774	4.5
China	105,189,564	4.2
Taiwan	82,676,473	3.3
Japan	69,346,367	2.8
Hong Kong	56,670,485	2.2
Sweden	49,007,545	1.9
France	45,295,088	1.8
South Korea	43,934,492	1.7
Denmark	14,054,691	0.6
Ireland	8,831,909	0.4

Total	$2,523,489,422	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$26,073	$230	$(32)	$30,836,984
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	16,361∆	-	-	-
Total Affiliated Investments - 1.2%	$42,434	$230	$(32)	$30,836,984

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	28,092,313	356,605,566	(353,861,093)	30,836,984
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	218,530	179,069,118	(179,287,648)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $35,253,495, which represents 1.4% of net assets.

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $0, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc PP - Series D	10/5/17	$9,254,547	$0	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$36,361,184	$45,295,088	$-
Banks	98,647,394	46,676,155	-
Beverages	38,421,107	39,822,705	-
Electronic Equipment, Instruments & Components	-	49,007,545	-
Entertainment	63,556,567	25,834,450	-
Hotels, Restaurants & Leisure	51,466,570	65,059,780	-
Insurance	51,769,894	103,403,774	-
Interactive Media & Services	47,877,396	58,358,651	-
Internet & Direct Marketing Retail	53,999,488	30,986,457	-
Pharmaceuticals	65,839,630	74,701,416	-
Road & Rail	-	43,511,917	-
Semiconductor & Semiconductor Equipment	-	102,436,872	-
Technology Hardware, Storage & Peripherals	-	21,062,410	-
Textiles, Apparel & Luxury Goods	84,409,030	35,253,495	-
Trading Companies & Distributors	-	58,022,946	-
All Other	1,100,870,517	-	-
Convertible Preferred Stocks	-	-	0
Investment Companies	-	30,836,984	-
Total Assets	$1,693,218,777	$830,270,645	$0

12	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,729,870,409)	$2,492,652,438
Affiliated investments, at value (cost $30,836,984)	30,836,984
Cash	3,969
Non-interested Trustees' deferred compensation	62,853
Receivables:
Dividends	1,972,047
Fund shares sold	898,060
Foreign tax reclaims	564,585
Dividends from affiliates	1,979
Other assets	10,780
Total Assets	2,527,003,695
Liabilities:
Payables:	—
Investments purchased	3,854,892
Advisory fees	1,368,323
Fund shares repurchased	1,146,491
Transfer agent fees and expenses	373,613
Non-interested Trustees' deferred compensation fees	62,853
Professional fees	52,327
Custodian fees	22,709
Non-interested Trustees' fees and expenses	18,319
Affiliated fund administration fees payable	5,347
12b-1 Distribution and shareholder servicing fees	2,073
Accrued expenses and other payables	201,094
Total Liabilities	7,108,041
Net Assets	$2,519,895,654

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,479,353,068
Total distributable earnings (loss)	1,040,542,586
Total Net Assets	$2,519,895,654
Net Assets - Class A Shares	$7,038,679
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357,248
Net Asset Value Per Share(1)	$19.70
Maximum Offering Price Per Share(2)	$20.90
Net Assets - Class C Shares	$585,814
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,134
Net Asset Value Per Share(1)	$18.82
Net Assets - Class D Shares	$1,876,373,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,742,209
Net Asset Value Per Share	$19.60
Net Assets - Class I Shares	$22,346,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,135,732
Net Asset Value Per Share	$19.68
Net Assets - Class N Shares	$26,129,707
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,330,760
Net Asset Value Per Share	$19.64
Net Assets - Class R Shares	$122,877
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,346
Net Asset Value Per Share	$19.36
Net Assets - Class S Shares	$138,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,042
Net Asset Value Per Share	$19.71
Net Assets - Class T Shares	$587,159,068
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,916,573
Net Asset Value Per Share	$19.63

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$40,357,189
Dividends from affiliates	26,073
Affiliated securities lending income, net	16,361
Unaffiliated securities lending income, net	317
Other income	19
Foreign tax withheld	(1,968,066)
Total Investment Income	38,431,893
Expenses:
Advisory fees	15,487,472
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,814
Class C Shares	6,138
Class R Shares	561
Class S Shares	472
Transfer agent administrative fees and expenses:
Class D Shares	2,031,735
Class R Shares	295
Class S Shares	474
Class T Shares	1,404,042
Transfer agent networking and omnibus fees:
Class A Shares	4,327
Class C Shares	410
Class I Shares	16,371
Other transfer agent fees and expenses:
Class A Shares	429
Class C Shares	47
Class D Shares	381,764
Class I Shares	876
Class N Shares	824
Class R Shares	17
Class S Shares	18
Class T Shares	7,306
Shareholder reports expense	425,301
Registration fees	122,820
Custodian fees	96,552
Affiliated fund administration fees	68,037
Professional fees	67,032
Non-interested Trustees’ fees and expenses	37,696
Other expenses	187,867
Total Expenses	20,365,697
Less: Excess Expense Reimbursement and Waivers	(61,737)
Net Expenses	20,303,960
Net Investment Income/(Loss)	18,127,933

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $2,915)	$270,669,200
Investments in affiliates	230
Total Net Realized Gain/(Loss) on Investments	270,669,430
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $32)	363,289,909
Investments in affiliates	(32)
Total Change in Unrealized Net Appreciation/Depreciation	363,289,877
Net Increase/(Decrease) in Net Assets Resulting from Operations	$652,087,240

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$18,127,933	$17,563,430
Net realized gain/(loss) on investments	270,669,430	98,279,715
Change in unrealized net appreciation/depreciation	363,289,877	35,956,057
Net Increase/(Decrease) in Net Assets Resulting from Operations	652,087,240	151,799,202
Dividends and Distributions to Shareholders:
Class A Shares	(314,417)	(233,534)
Class C Shares	(33,972)	(42,035)
Class D Shares	(84,743,417)	(68,239,377)
Class I Shares	(862,095)	(912,093)
Class N Shares	(1,453,322)	(1,831,246)
Class R Shares	(4,979)	(7,407)
Class S Shares	(12,027)	(9,338)
Class T Shares	(26,126,702)	(21,685,206)
Net Decrease from Dividends and Distributions to Shareholders	(113,550,931)	(92,960,236)
Capital Share Transactions:
Class A Shares	(246,769)	230,754
Class C Shares	(251,299)	(522,190)
Class D Shares	(19,243,397)	(46,025,751)
Class I Shares	3,345,265	(1,915,639)
Class N Shares	(4,477,743)	(14,378,964)
Class R Shares	(10,727)	(74,442)
Class S Shares	(141,920)	(26,146)
Class T Shares	(2,542,605)	(30,635,919)
Net Increase/(Decrease) from Capital Share Transactions	(23,569,195)	(93,348,297)
Net Increase/(Decrease) in Net Assets	514,967,114	(34,509,331)
Net Assets:
Beginning of period	2,004,928,540	2,039,437,871
End of period	$2,519,895,654	$2,004,928,540

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.56	$15.01	$17.64	$16.16	$12.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.10	0.14	0.09	0.10
Net realized and unrealized gain/(loss)	4.91	1.10	(0.58)	1.52	3.21
Total from Investment Operations	5.01	1.20	(0.44)	1.61	3.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.13)	(0.06)	(0.13)	(0.12)
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.87)	(0.65)	(2.19)	(0.13)	(0.12)
Net Asset Value, End of Period	$19.70	$15.56	$15.01	$17.64	$16.16
Total Return*	32.96%	7.96%	(0.72)%	9.99%	25.74%
Net Assets, End of Period (in thousands)	$7,039	$5,788	$5,380	$4,666	$3,951
Average Net Assets for the Period (in thousands)	$6,717	$5,354	$4,885	$4,885	$4,294
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.06%	1.08%	1.03%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.06%	1.08%	1.03%	1.03%
Ratio of Net Investment Income/(Loss)	0.56%	0.70%	0.97%	0.54%	0.67%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.92	$14.42	$17.10	$15.69	$12.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	(0.04)	—(2)	(0.05)	(0.02)
Net realized and unrealized gain/(loss)	4.71	1.06	(0.55)	1.49	3.13
Total from Investment Operations	4.65	1.02	(0.55)	1.44	3.11
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.03)	(0.01)
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.75)	(0.52)	(2.13)	(0.03)	(0.01)
Net Asset Value, End of Period	$18.82	$14.92	$14.42	$17.10	$15.69
Total Return*	31.84%	7.00%	(1.55)%	9.15%	24.76%
Net Assets, End of Period (in thousands)	$586	$676	$1,197	$2,229	$2,521
Average Net Assets for the Period (in thousands)	$650	$1,005	$1,534	$2,591	$2,738
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%	2.01%	1.94%	1.84%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.91%	1.94%	1.84%	1.82%
Ratio of Net Investment Income/(Loss)	(0.33)%	(0.26)%	(0.01)%	(0.27)%	(0.13)%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.47	$14.93	$17.55	$16.06	$12.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.13	0.17	0.13	0.12
Net realized and unrealized gain/(loss)	4.88	1.10	(0.57)	1.51	3.19
Total from Investment Operations	5.02	1.23	(0.40)	1.64	3.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.09)	(0.15)	(0.15)
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.89)	(0.69)	(2.22)	(0.15)	(0.15)
Net Asset Value, End of Period	$19.60	$15.47	$14.93	$17.55	$16.06
Total Return*	33.28%	8.18%	(0.51)%	10.22%	25.91%
Net Assets, End of Period (in thousands)	$1,876,374	$1,494,051	$1,493,415	$1,615,089	$1,560,200
Average Net Assets for the Period (in thousands)	$1,803,402	$1,455,934	$1,479,323	$1,629,405	$1,427,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.84%	0.85%	0.84%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.84%	0.85%	0.84%	0.86%
Ratio of Net Investment Income/(Loss)	0.77%	0.91%	1.15%	0.75%	0.87%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.53	$14.99	$17.61	$16.12	$12.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.14	0.19	0.15	0.16
Net realized and unrealized gain/(loss)	4.89	1.10	(0.58)	1.49	3.18
Total from Investment Operations	5.05	1.24	(0.39)	1.64	3.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.18)	(0.10)	(0.15)	(0.16)
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.90)	(0.70)	(2.23)	(0.15)	(0.16)
Net Asset Value, End of Period	$19.68	$15.53	$14.99	$17.61	$16.12
Total Return*	33.31%	8.25%	(0.39)%	10.22%	26.13%
Net Assets, End of Period (in thousands)	$22,347	$14,853	$17,024	$17,043	$16,745
Average Net Assets for the Period (in thousands)	$19,681	$16,194	$16,875	$15,444	$28,860
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.78%	0.80%	0.77%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.80%	0.77%	0.73%
Ratio of Net Investment Income/(Loss)	0.83%	0.91%	1.27%	0.86%	1.09%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.50	$14.96	$17.58	$16.09	$15.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.14	0.19	0.16	0.04
Net realized and unrealized gain/(loss)	4.88	1.12	(0.56)	1.50	0.45
Total from Investment Operations	5.05	1.26	(0.37)	1.66	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.20)	(0.12)	(0.17)	—
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.91)	(0.72)	(2.25)	(0.17)	—
Net Asset Value, End of Period	$19.64	$15.50	$14.96	$17.58	$16.09
Total Return*	33.41%	8.38%	(0.28)%	10.34%	3.14%
Net Assets, End of Period (in thousands)	$26,130	$24,271	$37,810	$33,278	$29,133
Average Net Assets for the Period (in thousands)	$27,543	$29,294	$31,647	$33,126	$18,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.69%	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.69%	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	0.90%	0.97%	1.32%	0.92%	1.61%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.29	$14.76	$17.39	$15.99	$12.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	0.01	0.05	—(3)	0.05
Net realized and unrealized gain/(loss)	4.82	1.08	(0.55)	1.49	3.18
Total from Investment Operations	4.82	1.09	(0.50)	1.49	3.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	—	(0.09)	(0.08)
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.75)	(0.56)	(2.13)	(0.09)	(0.08)
Net Asset Value, End of Period	$19.36	$15.29	$14.76	$17.39	$15.99
Total Return*	32.19%	7.29%	(1.21)%	9.32%	25.25%
Net Assets, End of Period (in thousands)	$123	$107	$188	$230	$484
Average Net Assets for the Period (in thousands)	$118	$170	$198	$459	$366
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.94%	3.20%	2.95%	1.76%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.63%	1.63%	1.56%	1.45%
Ratio of Net Investment Income/(Loss)	(0.02)%	0.05%	0.37%	0.01%	0.35%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.57	$15.02	$17.74	$16.24	$13.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	0.10	0.04	0.09
Net realized and unrealized gain/(loss)	4.93	1.09	(0.58)	1.53	3.21
Total from Investment Operations	4.96	1.15	(0.48)	1.57	3.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.11)	(0.07)	(0.10)
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.82)	(0.60)	(2.24)	(0.07)	(0.10)
Net Asset Value, End of Period	$19.71	$15.57	$15.02	$17.74	$16.24
Total Return*	32.57%	7.61%	(0.97)%	9.69%	25.51%
Net Assets, End of Period (in thousands)	$139	$227	$248	$251	$379
Average Net Assets for the Period (in thousands)	$189	$231	$234	$259	$349
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.76%	2.48%	2.47%	1.75%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.37%	1.36%	1.29%	1.16%
Ratio of Net Investment Income/(Loss)	0.16%	0.38%	0.66%	0.25%	0.60%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.50	$14.96	$17.57	$16.08	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.12	0.16	0.12	0.12
Net realized and unrealized gain/(loss)	4.88	1.10	(0.57)	1.51	3.19
Total from Investment Operations	5.01	1.22	(0.41)	1.63	3.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.16)	(0.07)	(0.14)	(0.14)
Distributions (from capital gains)	(0.75)	(0.52)	(2.13)	—	—
Total Dividends and Distributions	(0.88)	(0.68)	(2.20)	(0.14)	(0.14)
Net Asset Value, End of Period	$19.63	$15.50	$14.96	$17.57	$16.08
Total Return*	33.15%	8.08%	(0.54)%	10.17%	25.89%
Net Assets, End of Period (in thousands)	$587,159	$464,956	$484,175	$533,974	$518,679
Average Net Assets for the Period (in thousands)	$561,617	$464,019	$481,731	$539,796	$478,930
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.93%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	0.68%	0.83%	1.08%	0.68%	0.81%
Portfolio Turnover Rate	37%	31%	30%	41%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

22	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	23

Janus Henderson Global Select Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

24	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform

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Notes to Financial Statements

essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale

26	SEPTEMBER 30, 2021

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Notes to Financial Statements

restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then

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Notes to Financial Statements

adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a

28	SEPTEMBER 30, 2021

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Notes to Financial Statements

significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of

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Notes to Financial Statements

September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $280.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $5.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	80	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

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Janus Henderson Global Select Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $7,061,430 in sales, resulting in a net realized gain of $1,425,224. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 31,483,871	$ 252,772,200	$ -	$ -	$ -	$ (58,002)	$756,344,517

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,767,144,905	$ 805,841,410	$ (49,496,893)	$ 756,344,517

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,610,566	$ 76,940,365	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 22,619,954	$ 70,340,282	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (461,740)	$ 461,740

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Janus Henderson Global Select Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	26,042	$ 483,191	51,250	$ 760,683
Reinvested dividends and distributions	16,436	285,002	14,168	224,284
Shares repurchased	(57,117)	(1,014,962)	(51,864)	(754,213)
Net Increase/(Decrease)	(14,639)	$ (246,769)	13,554	$ 230,754
Class C Shares:
Shares sold	3,454	$ 64,583	4,248	$ 65,312
Reinvested dividends and distributions	2,038	33,972	2,042	31,209
Shares repurchased	(19,642)	(349,854)	(44,037)	(618,711)
Net Increase/(Decrease)	(14,150)	$ (251,299)	(37,747)	$ (522,190)
Class D Shares:
Shares sold	2,203,328	$ 41,284,931	1,882,542	$ 26,742,488
Reinvested dividends and distributions	4,780,532	82,320,764	4,226,826	66,403,429
Shares repurchased	(7,797,820)	(142,849,092)	(9,564,305)	(139,171,668)
Net Increase/(Decrease)	(813,960)	$(19,243,397)	(3,454,937)	$(46,025,751)
Class I Shares:
Shares sold	273,675	$ 5,140,916	489,207	$ 7,375,578
Reinvested dividends and distributions	47,200	815,610	55,162	869,356
Shares repurchased	(141,642)	(2,611,261)	(723,653)	(10,160,573)
Net Increase/(Decrease)	179,233	$ 3,345,265	(179,284)	$ (1,915,639)
Class N Shares:
Shares sold	193,821	$ 3,594,074	152,770	$ 2,254,051
Reinvested dividends and distributions	84,348	1,453,322	116,491	1,831,246
Shares repurchased	(513,747)	(9,525,139)	(1,230,553)	(18,464,261)
Net Increase/(Decrease)	(235,578)	$ (4,477,743)	(961,292)	$(14,378,964)
Class R Shares:
Shares sold	255	$ 4,687	2,962	$ 43,213
Reinvested dividends and distributions	287	4,911	367	5,740
Shares repurchased	(1,204)	(20,325)	(9,059)	(123,395)
Net Increase/(Decrease)	(662)	$ (10,727)	(5,730)	$ (74,442)
Class S Shares:
Shares sold	248	$ 4,464	1,002	$ 15,341
Reinvested dividends and distributions	692	12,027	588	9,338
Shares repurchased	(8,458)	(158,411)	(3,566)	(50,825)
Net Increase/(Decrease)	(7,518)	$ (141,920)	(1,976)	$ (26,146)
Class T Shares:
Shares sold	1,900,455	$ 35,428,430	1,827,681	$ 27,288,925
Reinvested dividends and distributions	1,481,771	25,560,543	1,345,180	21,186,591
Shares repurchased	(3,460,887)	(63,531,578)	(5,549,772)	(79,111,435)
Net Increase/(Decrease)	(78,661)	$ (2,542,605)	(2,376,911)	$(30,635,919)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$859,004,929	$ 979,097,878	$ -	$ -

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Janus Henderson Global Select Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Select Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Select Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

36	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

40	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	41

Janus Henderson Global Select Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Global Select Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Global Select Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	47

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Select Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$76,940,365
Dividends Received Deduction Percentage	62%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund	8/12-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Global Select Fund

Notes

NotesPage1

60	SEPTEMBER 30, 2021

Janus Henderson Global Select Fund

Notes

NotesPage2

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93046 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Global Sustainable Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Sustainable Equity Fund

Janus Henderson Global Sustainable Equity Fund (unaudited)

FUND SNAPSHOT

 We believe there is a strong link between sustainable development, innovation and long-term compounding growth. Our investment framework focuses on companies that have a positive impact on the environment and society, while at the same time helping us stay on the right side of disruption. We believe this approach will provide clients with a persistent return source, deliver future compound growth and help mitigate downside risk.

Aaron Scully co-portfolio manager	Hamish Chamberlayne co-portfolio manager

PERFORMANCE

The Janus Henderson Global Sustainable Equity Fund I Shares returned 27.25% for the 12-month period ended September 30, 2021, underperforming its benchmark, the MSCI World IndexSM, which returned 28.82%.

INVESTMENT ENVIRONMENT

There was plenty to drive stock markets higher over the 12-month period. Monetary and fiscal stimulus was plentiful and designed to keep both consumers and businesses solvent through the lockdown measures. We witnessed an impressive ability of many companies to adapt to this new world and transition physical business models to digital and virtual ones. With the travel and dining industries locked down, spending on experiences shifted for many consumers toward spending on things, driving earnings growth where we may not have expected it. As societies and economies reopened over the course of the year, improved demand was coupled with a tight control on corporate expenses, leading to impressive operating leverage and strong overall market earnings growth. This all came with a backdrop of "lower-for-longer" interest rate expectations.

Investors may have had ample cause for enthusiasm, but as is often the case, the positives did not come without unintended consequences. Perhaps it was this realization that led to the weaker stock market conditions we saw toward period end. What were once highly efficient global supply chains were not quite so efficient amid sharp spikes in demand: There were severe shipping bottlenecks and factory closures as COVID-19 measures took a toll on worker availability. These frictions in turn led to price inflation, higher interest rate expectations and concerns over companies' ability to deliver the volumes previously expected. In addition, uncertainty increased due to the concerns over the leverage of the property development sector in China, and the path of public policy pronouncements there. At period end, equity markets began digesting what these conditions could mean for the second half of 2021's corporate earnings, and what it may ultimately mean for longer-term interest rates and discount rates.

From a sustainability perspective, stark warnings came from two clear directions – the publication of the Intergovernmental Panel on Climate Change's (IPCC) sixth assessment report (AR6), and the tangible and dramatic effects of climate change on global food supply. One of the most striking findings from the IPCC report was that even under its most ambitious emission reduction scenarios there is an estimate of a less than 50% chance of staying below the Paris Agreement's 1.5°C warming target. Less scientific but more anecdotal evidence of the dangers of climate change was in the numerous cases of agricultural destruction that hit the global headlines this quarter: crippling frosts in Brazil, devastating floods in China and Germany, droughts and wildfires across the U.S. and Canadian plains. The damage to harvests and the consequent food shortages and dramatic price rises were another warning that climate change is hurting our economy and societies in the present moment, not in some distant future.

Encouragingly, we have seen high-profile policy announcements from the world’s most influential governments with regard to low-carbon initiatives. In the U.S., the Biden administration stated its aim to reduce U.S. emissions by 50%-52% by 2030 based on 2005 levels, while Chinese President Xi Jinping announced intentions to phase out coal use over a five-year period beginning in 2026 and strictly limit the increase in coal consumption until then. Elsewhere, the UK government announced the world’s most ambitious climate change target – to cut emissions by 78% by 2035 compared to 1990 levels. The European Union’s (EU) “Fit for 55” package of detailed legislation aimed to cut greenhouse gas emissions by at least 55% by 2030, and in Japan, the government announced an energy plan to reduce the mix of fossil

Janus Investment Fund	1

Janus Henderson Global Sustainable Equity Fund (unaudited)

fuels in the country's electricity generation mix from 75% in 2020 to 41% by 2030.

A report published by the International Energy Agency (IEA) explored how to transition to a net-zero energy system by 2050 while ensuring stable and affordable energy supplies, providing universal energy access and enabling robust economic growth. A step change in investment in clean technologies is required this decade, with a fourfold increase in annual renewable energy investment and a twentyfold increase in electric car production. Overall, the IEA sees a requirement for $100 trillion in total clean energy investment over the next three decades. Whether net zero is achievable or not by 2050, one thing is certain: an enormous investment opportunity lies ahead of us. The investment logic for low carbon investing has never been stronger.

PERFORMANCE DISCUSSION

One of the largest detractors to our relative performance over the period came from outside the portfolio, given strong performance in certain technology names that we do not own. Within our portfolio, underperformance came from Japanese consumer electronics and video game company Nintendo, health insurance provider Humana and cloud-based software company Salesforce.

Nintendo’s announcement in July of a new Nintendo SwitchTM model with only modest upgrades was regarded as disappointing in the face of investor expectations of a high-performance Switch Pro model. Nintendo’s products aim to improve quality of life across a range of demographics, helping gamers to stay fit, entertained and engaged. We believed that with its large established base of users, Nintendo’s continued shift to digital and mobile content potentially could enable the company to realize more value from its unique and under-monetized intellectual property.

While Humana reported robust revenue growth in the third quarter of 2021, the market was underwhelmed by a lack of near-term upside due to COVID-19-related headwinds and higher-than-expected non-COVID-19 utilizations for the second half of 2021. We viewed these issues as likely transitory in nature, and the fact that Humana maintained its full-year guidance in the face of these headwinds was, we believed, a good indicator of the strength of its core operations.

Salesforce lost some previous gains upon the announcement of its intended acquisition of software communications provider Slack. Salesforce’s business strategy is shaped by the vision of the “Social Enterprise” and this acquisition might play a key part in realizing that. However, the market reacted negatively to the high valuation of the deal.

The Fund’s biggest contributors to relative performance were semiconductor equipment manufacturer Lam Research, commercial real estate financing company Walker & Dunlop and semiconductor manufacturer NVIDIA.

One of the most notable global economic dynamics in the first quarter of 2021 was the shortage in availability of semiconductors, curtailing production of automobiles, white goods, computers and smartphones. Thanks to the accelerated adoption of economic digitalization throughout the pandemic, there was a massive increase in demand for semiconductors over the period. Data center buildouts, demand for mobile computing and gaming devices and rising digitalization of the auto vehicle fleet all contributed to higher demand. Meanwhile, production shortfalls caused by natural disasters that impacted manufacturing plants in both Japan and Texas were further exacerbated by sanctions imposed against some Chinese manufacturers. This led to several of the biggest semiconductor manufacturers stepping up capital expenditure plans along with policy support in the U.S. for the building of more domestic production. As a result, stock prices of many semiconductor-related companies strengthened. Lam Research was a clear beneficiary. Growing optimism around the strength and duration of the memory cycle and an expectation that President Biden may adopt a softer approach toward U.S.-China relations also benefited the stock.

Walker & Dunlop has successfully positioned itself as a leader in the multi-family, green building and affordable housing lending space. At the end of 2020, Walker & Dunlop rose by more than 60% after reporting results that demonstrated better-than-expected resilience and holding a well-received investor day at which the company’s growth strategy and five-year objectives were elucidated. Then, toward period end, shares responded positively to the news of the company’s acquisition of Alliant Capital, an asset manager focused on the affordable housing sector. We believed that, as well as potentially improving Walker & Dunlop’s growth prospects, the transaction could enhance financial resilience by potentially increasing the proportion of recurring revenue.

NVIDIA is a key platform for next-generation computing and its products enable customers to access the power of

2	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund (unaudited)

artificial intelligence as well as improve the energy efficiency of computing. The company delivered strong earnings in May, reporting an 84% increase in revenue year-over-year. It saw great support for its proposed $40 billion acquisition of SoftBank Group's Arm Holdings, a semiconductor and software design company. NVIDIA already has a strong presence in the data center hardware space, and this deal potentially could expand NVIDIA's presence into software solutions in markets where Arm Holdings is already dominant. We anticipated that this deal could also bring about new and innovative ideas while driving down costs.

During the period, we initiated a new position in a financial technology company that provides Software as a Service, cloud-based payments products. The company’s mission is to make it simple to connect and do business, and it does this by providing tools to help small- and medium-size enterprises make paper-based manual transaction processing paperless. NVIDIA, one of our top performers, was also added to the portfolio during the period.

Other new positions included a home improvement retailer, a health care benefits manager, a Chinese supply chain finance technology provider, a logistics real estate operator and a clinical research organization company.

OUTLOOK

On our near-term radar is the upcoming 2021 United Nations Climate Change Conference (COP26) in Glasgow, which will encompass 12 days of talks on tackling climate change, with leadership delegations from over 190 countries in attendance. We expect to see further commitments and action plans put into place to tackle climate change head-on. Keeping warming to 1.5°C is of fundamental importance and we hope to see further consensus on a way to achieve this.

Regarding the market environment, we are paying close attention to signs of more persistent inflation. After such a long period of relative calmness in global stock markets, we are long overdue a period of higher volatility. We expect further gyrations as the global economy digests supply chain dislocations and businesses navigate inflationary pressures. We always keep in mind, however, that higher prices contain the seeds of their own destruction, since this incentivizes businesses to invest in efficiency or substitution. Ultimately, we view an inflationary environment as being supportive for the growth of many of the companies that we invest in.

We remain focused on the digitalization, electrification and decarbonization trends as they become the driving features of our global economy, and this continues to drive our investment decisions and portfolio construction. Our investment approach is all about identifying the companies that are on the right side of these long-duration sustainability themes, and that are playing a positive role in the transformation of the global economy toward a more sustainable one. We spend our time looking for the companies that could see exciting growth opportunities as a result of this transformation, and that have cultures of innovation and built-in financial resilience. We are excited by the diverse range of opportunities we see, and our portfolio holdings reflect this.

Thank you for investing in the Janus Henderson Global Sustainable Equity Fund.

Janus Investment Fund	3

Janus Henderson Global Sustainable Equity Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Lam Research Corp	3.22%	1.48%	Nintendo Co Ltd	2.29%	-0.99%
Walker & Dunlop Inc	1.81%	1.10%	Humana Inc	2.59%	-0.96%
NVIDIA Corp	1.39%	0.99%	salesforce.com Inc	1.03%	-0.85%
Evoqua Water Technologies Corp	2.11%	0.92%	SAP SE	0.67%	-0.77%
Atlassian Corp PLC - Class A	1.25%	0.88%	IPG Photonics Corp	1.82%	-0.76%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	2.55%	42.78%	21.90%
	Consumer Discretionary	1.56%	7.93%	12.00%
	Consumer Staples	1.22%	0.61%	7.30%
	Industrials	0.87%	13.34%	10.59%
	Materials	0.76%	2.55%	4.49%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	-2.67%	11.97%	13.25%
	Communication Services	-1.65%	2.71%	9.05%
	Other**	-1.24%	3.60%	0.00%
	Energy	-1.08%	0.00%	2.94%
	Real Estate	-1.00%	4.29%	2.71%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.6%
Autodesk Inc
Software	3.6%
Adobe Inc
Software	3.1%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.9%
Evoqua Water Technologies Corp
Machinery	2.8%
18.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.1%
Investment Companies	4.6%
Other	(1.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

Janus Investment Fund	5

Janus Henderson Global Sustainable Equity Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021			Prospectus Expense Ratios
	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	27.05%	31.95%	1.47%	1.16%
Class A Shares at MOP	19.76%	25.92%
Class C Shares at NAV	26.91%	31.65%	2.26%	1.95%
Class C Shares at CDSC	25.91%	31.65%
Class D Shares	27.15%	32.03%	1.37%	1.00%
Class I Shares	27.25%	32.21%	1.22%	0.91%
Class N Shares	27.30%	32.25%	1.17%	0.86%
Class R Shares	26.43%	31.34%	1.91%	1.60%
Class S Shares	27.05%	31.86%	1.66%	1.35%
Class T Shares	27.02%	31.93%	1.41%	1.10%
MSCI World Index	28.82%	30.17%
Morningstar Quartile - Class I Shares	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	124/354	117/352

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

The expense ratios shown are estimated.

6	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund (unaudited)

Performance

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, expenses previously waived or reimbursed may be recovered if the expense ratio falls below certain limits.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on January 28, 2021. Performance shown for periods prior to January 28, 2021, reflects the historical performance of the Funds’s Class I Shares, calculated using the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to January 28, 2021, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 25, 2020

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson Global Sustainable Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,079.30	$5.73	$1,000.00	$1,019.55	$5.57	1.10%
Class C Shares	$1,000.00	$1,078.60	$7.24	$1,000.00	$1,018.10	$7.03	1.39%
Class D Shares	$1,000.00	$1,080.70	$5.16	$1,000.00	$1,020.10	$5.01	0.99%
Class I Shares	$1,000.00	$1,080.70	$4.54	$1,000.00	$1,020.71	$4.41	0.87%
Class N Shares	$1,000.00	$1,081.30	$4.49	$1,000.00	$1,020.76	$4.36	0.86%
Class R Shares	$1,000.00	$1,077.80	$7.34	$1,000.00	$1,018.00	$7.13	1.41%
Class S Shares	$1,000.00	$1,080.20	$6.10	$1,000.00	$1,019.20	$5.92	1.17%
Class T Shares	$1,000.00	$1,080.00	$5.68	$1,000.00	$1,019.60	$5.52	1.09%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 97.1%
Auto Components – 2.0%
Aptiv PLC*	5,039	$750,660
Automobiles – 0.4%
Tesla Inc*	190	147,341
Containers & Packaging – 2.7%
Avery Dennison Corp	2,162	447,988
DS Smith PLC	102,734	567,130
		1,015,118
Diversified Financial Services – 0.4%
Linklogis Inc - Class B*	87,492	89,280
Linklogis Inc - Class B (144A)*	59,500	60,716
		149,996
Diversified Telecommunication Services – 0.4%
Orange SA	12,305	133,287
Electric Utilities – 1.5%
SSE PLC	27,588	579,222
Electrical Equipment – 5.1%
Legrand SA	7,207	772,874
Nidec Corp	3,200	355,041
Schneider Electric SE	4,929	819,389
		1,947,304
Electronic Equipment, Instruments & Components – 7.5%
IPG Photonics Corp*	3,897	617,285
Murata Manufacturing Co Ltd	8,400	747,825
Shimadzu Corp	15,500	680,950
TE Connectivity Ltd	5,806	796,699
		2,842,759
Entertainment – 2.3%
Nintendo Co Ltd	1,800	875,744
Equity Real Estate Investment Trusts (REITs) – 3.8%
Crown Castle International Corp	2,787	483,043
Equinix Inc	707	558,622
Prologis Inc	3,050	382,562
		1,424,227
Food Products – 0.4%
McCormick & Co Inc/MD	1,868	151,364
Health Care Equipment & Supplies – 0.4%
Nanosonics Ltd*	32,750	147,266
Health Care Providers & Services – 4.0%
Encompass Health Corp	8,329	625,008
Humana Inc	2,262	880,257
		1,505,265
Health Care Technology – 0.5%
Accolade Inc*	4,195	176,903
Independent Power and Renewable Electricity Producers – 2.7%
Boralex Inc - Class A	17,104	505,124
Innergex Renewable Energy Inc	33,168	531,548
		1,036,672
Information Technology Services – 1.7%
Mastercard Inc	1,841	640,079
Insurance – 10.1%
AIA Group Ltd	63,400	730,020
Aon PLC - Class A	3,640	1,040,203
Intact Financial Corp	6,043	799,180
Marsh & McLennan Cos Inc	5,082	769,567
Progressive Corp	5,392	487,383
		3,826,353
Leisure Products – 2.0%
Shimano Inc	2,600	757,534

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Life Sciences Tools & Services – 1.7%
ICON PLC*	2,442	$639,853
Machinery – 7.4%
Evoqua Water Technologies Corp*	27,960	1,050,178
Knorr-Bremse AG	5,715	613,194
Wabtec Corp	6,383	550,278
Xylem Inc/NY	4,711	582,657
		2,796,307
Professional Services – 1.4%
Wolters Kluwer NV	5,063	535,104
Semiconductor & Semiconductor Equipment – 13.4%
ASML Holding NV	984	725,775
Lam Research Corp	1,447	823,560
Microchip Technology Inc	4,359	669,063
NVIDIA Corp	5,363	1,110,999
Taiwan Semiconductor Manufacturing Co Ltd	47,000	969,276
Texas Instruments Inc	3,897	749,042
		5,047,715
Software – 20.1%
Adobe Inc*	2,004	1,153,743
Atlassian Corp PLC - Class A*	1,689	661,108
Autodesk Inc*	4,791	1,366,249
Avalara Inc*	4,407	770,211
Bill.com Holdings Inc*	1,575	420,446
Cadence Design Systems Inc*	3,523	533,523
Microsoft Corp	7,535	2,124,267
Zendesk Inc*	4,887	568,798
		7,598,345
Specialty Retail – 0.9%
Home Depot Inc	1,050	344,673
Textiles, Apparel & Luxury Goods – 2.4%
adidas AG	1,695	534,036
NIKE Inc - Class B	2,612	379,341
		913,377
Thrifts & Mortgage Finance – 1.9%
Walker & Dunlop Inc	6,441	731,054
Total Common Stocks (cost $31,557,600)		36,713,522
Investment Companies– 4.6%
Money Markets – 4.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $1,726,176)	1,726,041	1,726,214
Total Investments (total cost $33,283,776) – 101.7%		38,439,736
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(637,559)
Net Assets – 100%		$37,802,177

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Schedule of Investments

September 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$24,609,260	64.0%
Japan	3,417,094	8.9
Canada	1,835,852	4.8
France	1,725,550	4.5
Netherlands	1,260,879	3.3
Germany	1,147,230	3.0
United Kingdom	1,146,352	3.0
Taiwan	969,276	2.5
Australia	808,374	2.1
Hong Kong	730,020	1.9
Ireland	639,853	1.6
China	149,996	0.4

Total	$38,439,736	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 4.6%
Money Markets - 4.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$887	$(51)	$1	$1,726,214

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 4.6%
Money Markets - 4.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	545,997	23,956,638	(22,776,371)	1,726,214

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Sustainable Equity Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $60,716, which represents 0.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Containers & Packaging	$447,988	$567,130	$-
Diversified Financial Services	89,280	60,716	-
Diversified Telecommunication Services	-	133,287	-
Electric Utilities	-	579,222	-
Electrical Equipment	-	1,947,304	-
Electronic Equipment, Instruments & Components	1,413,984	1,428,775	-
Entertainment	-	875,744	-
Health Care Equipment & Supplies	-	147,266	-
Insurance	3,096,333	730,020	-
Leisure Products	-	757,534	-
Professional Services	-	535,104	-
Semiconductor & Semiconductor Equipment	3,352,664	1,695,051	-
Textiles, Apparel & Luxury Goods	379,341	534,036	-
All Other	17,942,743	-	-
Investment Companies	-	1,726,214	-
Total Assets	$26,722,333	$11,717,403	$-

12	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $31,557,600)	$36,713,522
Affiliated investments, at value (cost $1,726,176)	1,726,214
Cash denominated in foreign currency (cost $3,470)	3,470
Non-interested Trustees' deferred compensation	942
Receivables:
Due from adviser	41,971
Dividends	25,746
Fund shares sold	22,538
Foreign tax reclaims	6,661
Dividends from affiliates	122
Other assets	544
Total Assets	38,541,730
Liabilities:
Due to custodian	494
Payables:	—
Investments purchased	621,012
Professional fees	47,949
Non-affiliated fund administration fees payable	36,679
Advisory fees	23,776
Transfer agent fees and expenses	3,681
Custodian fees	3,058
Non-interested Trustees' deferred compensation fees	942
Non-interested Trustees' fees and expenses	167
12b-1 Distribution and shareholder servicing fees	139
Affiliated fund administration fees payable	79
Accrued expenses and other payables	1,577
Total Liabilities	739,553
Net Assets	$37,802,177

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Sustainable Equity Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$32,369,794
Total distributable earnings (loss)	5,432,383
Total Net Assets	$37,802,177
Net Assets - Class A Shares	$180,946
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,777
Net Asset Value Per Share(1)	$14.16
Maximum Offering Price Per Share(2)	$15.02
Net Assets - Class C Shares	$76,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,421
Net Asset Value Per Share(1)	$14.13
Net Assets - Class D Shares	$23,920,688
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,684,808
Net Asset Value Per Share	$14.20
Net Assets - Class I Shares	$11,353,207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	800,117
Net Asset Value Per Share	$14.19
Net Assets - Class N Shares	$1,448,585
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,814
Net Asset Value Per Share	$14.23
Net Assets - Class R Shares	$54,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,855
Net Asset Value Per Share	$14.13
Net Assets - Class S Shares	$70,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,014
Net Asset Value Per Share	$14.15
Net Assets - Class T Shares	$696,753
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,136
Net Asset Value Per Share	$14.18

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$324,731
Dividends from affiliates	887
Other income	81
Foreign tax withheld	(20,313)
Total Investment Income	305,386
Expenses:
Advisory fees	195,716
12b-1 Distribution and shareholder servicing fees:
Class A Shares	188
Class C Shares	210
Class R Shares	136
Class S Shares	52
Transfer agent administrative fees and expenses:
Class D Shares	18,850
Class R Shares	90
Class S Shares	167
Class T Shares	968
Transfer agent networking and omnibus fees:
Class A Shares	50
Class C Shares	—
Class I Shares	880
Other transfer agent fees and expenses:
Class A Shares	18
Class C Shares	14
Class D Shares	5,536
Class I Shares	589
Class N Shares	52
Class R Shares	4
Class S Shares	11
Class T Shares	29
Registration fees	143,680
Non-affiliated fund administration fees	73,385
Professional fees	49,887
Custodian fees	15,422
Shareholder reports expense	9,452
Affiliated fund administration fees	746
Non-interested Trustees’ fees and expenses	351
Other expenses	5,705
Total Expenses	522,188
Less: Excess Expense Reimbursement and Waivers	(272,655)
Net Expenses	249,533
Net Investment Income/(Loss)	55,853

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Sustainable Equity Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$234,224
Investments in affiliates	(51)
Total Net Realized Gain/(Loss) on Investments	234,173
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,375,105
Investments in affiliates	1
Total Change in Unrealized Net Appreciation/Depreciation	4,375,106
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,665,132

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021(1)	Period ended September 30, 2020(2)

Operations:
Net investment income/(loss)	$55,853	$11,002
Net realized gain/(loss) on investments	234,173	15,298
Change in unrealized net appreciation/depreciation	4,375,106	780,372
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,665,132	806,672
Dividends and Distributions to Shareholders:
Class A Shares	(237)	—
Class C Shares	(149)	—
Class D Shares	(12,247)	—
Class I Shares	(21,225)	—
Class N Shares	(466)	—
Class S Shares	(186)	—
Class T Shares	(251)	—
Net Decrease from Dividends and Distributions to Shareholders	(34,761)	—
Capital Share Transactions:
Class A Shares	91,700	60,093
Class C Shares	6,149	50,078
Class D Shares	15,901,862	5,005,667
Class I Shares	4,421,540	4,764,212
Class N Shares	1,137,369	185,015
Class R Shares	50,000	N/A
Class S Shares	186	50,078
Class T Shares	550,080	91,105
Net Increase/(Decrease) from Capital Share Transactions	22,158,886	10,206,248
Net Increase/(Decrease) in Net Assets	26,789,257	11,012,920
Net Assets:
Beginning of period	11,012,920	—
End of period	$37,802,177	$11,012,920

(1) Period from January 28, 2021 (inception date) through September 30, 2021 for Class R Shares. (2) Period from June 25, 2020 (inception date) through September 30, 2020.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2021	2020(1)
Net Asset Value, Beginning of Period	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.01
Net realized and unrealized gain/(loss)	3.00	1.17
Total from Investment Operations	3.02	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	(0.01)	—
Total Dividends and Distributions	(0.04)	—
Net Asset Value, End of Period	$14.16	$11.18
Total Return*	27.05%	11.80%
Net Assets, End of Period (in thousands)	$181	$67
Average Net Assets for the Period (in thousands)	$123	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.43%	15.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.13%
Ratio of Net Investment Income/(Loss)	0.12%	0.27%
Portfolio Turnover Rate	12%	11%

Class C Shares
For a share outstanding during the year or period ended September 30	2021	2020(1)
Net Asset Value, Beginning of Period	$11.16	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	3.01	1.17
Total from Investment Operations	3.00	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	(0.01)	—
Total Dividends and Distributions	(0.03)	—
Net Asset Value, End of Period	$14.13	$11.16
Total Return*	26.91%	11.60%
Net Assets, End of Period (in thousands)	$77	$56
Average Net Assets for the Period (in thousands)	$67	$54
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.64%	17.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.87%
Ratio of Net Investment Income/(Loss)	(0.04)%	(0.46)%
Portfolio Turnover Rate	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2021	2020(1)
Net Asset Value, Beginning of Period	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.01
Net realized and unrealized gain/(loss)	3.01	1.17
Total from Investment Operations	3.03	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.01)	—
Total Dividends and Distributions	(0.01)	—
Net Asset Value, End of Period	$14.20	$11.18
Total Return*	27.15%	11.80%
Net Assets, End of Period (in thousands)	$23,921	$5,226
Average Net Assets for the Period (in thousands)	$16,804	$2,485
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	10.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.98%
Ratio of Net Investment Income/(Loss)	0.18%	0.50%
Portfolio Turnover Rate	12%	11%

Class I Shares
For a share outstanding during the year or period ended September 30	2021	2020(1)
Net Asset Value, Beginning of Period	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.02
Net realized and unrealized gain/(loss)	3.00	1.17
Total from Investment Operations	3.04	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	(0.01)	—
Total Dividends and Distributions	(0.04)	—
Net Asset Value, End of Period	$14.19	$11.19
Total Return*	27.25%	11.90%
Net Assets, End of Period (in thousands)	$11,353	$5,317
Average Net Assets for the Period (in thousands)	$7,780	$5,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.86%	10.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	0.29%	0.55%
Portfolio Turnover Rate	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020(1)
Net Asset Value, Beginning of Period	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.02
Net realized and unrealized gain/(loss)	3.00	1.17
Total from Investment Operations	3.05	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(0.01)	—
Total Dividends and Distributions	(0.01)	—
Net Asset Value, End of Period	$14.23	$11.19
Total Return*	27.30%	11.90%
Net Assets, End of Period (in thousands)	$1,449	$192
Average Net Assets for the Period (in thousands)	$831	$83
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%	14.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	0.33%	0.73%
Portfolio Turnover Rate	12%	11%

Class R Shares
For a share outstanding during the period ended September 30	2021(3)
Net Asset Value, Beginning of Period	$13.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)
Net realized and unrealized gain/(loss)	1.08
Total from Investment Operations	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$14.13
Total Return*	8.03%
Net Assets, End of Period (in thousands)	$54
Average Net Assets for the Period (in thousands)	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%
Ratio of Net Investment Income/(Loss)	(0.27)%
Portfolio Turnover Rate	12%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from January 28, 2021 (inception date) through September 30, 2021.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the year or period ended September 30	2021	2020(1)
Net Asset Value, Beginning of Period	$11.17	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	—(3)
Net realized and unrealized gain/(loss)	3.01	1.17
Total from Investment Operations	3.01	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	(0.01)	—
Total Dividends and Distributions	(0.03)	—
Net Asset Value, End of Period	$14.15	$11.17
Total Return*	27.05%	11.70%
Net Assets, End of Period (in thousands)	$71	$56
Average Net Assets for the Period (in thousands)	$67	$54
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.65%	16.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.37%
Ratio of Net Investment Income/(Loss)	0.03%	0.04%
Portfolio Turnover Rate	12%	11%

Class T Shares
For a share outstanding during the year or period ended September 30	2021	2020(3)
Net Asset Value, Beginning of Period	$11.18	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.01
Net realized and unrealized gain/(loss)	3.01	1.17
Total from Investment Operations	3.02	1.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—
Distributions (from capital gains)	(0.01)	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$14.18	$11.18
Total Return*	27.02%	11.80%
Net Assets, End of Period (in thousands)	$697	$99
Average Net Assets for the Period (in thousands)	$387	$77
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.82%	14.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	0.10%	0.33%
Portfolio Turnover Rate	12%	11%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 25, 2020 (inception date) through September 30, 2020.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Sustainable Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

22	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

24	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.85% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended September 30, 2021, Janus Capital reimbursed the Fund $272,511 of fees and expense that are eligible for recoupment. As of September 30, 2021, the aggregate amount of recoupment that may potentially be made to Janus Capital is $482,558. The recoupment of such reimbursements expires at the latest June 25, 2023.

26	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

28	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $330.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2021.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	39%	-	%*
Class C Shares	92	-*
Class D Shares	-*	-*
Class I Shares	59	18
Class N Shares	5	-*
Class R Shares	100	-*
Class S Shares	100	-*
Class T Shares	10	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 291,108	$ -	$ -	$ -	$ -	$ (1,424)	$ 5,142,699

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 33,297,037	$ 5,762,325	$ (619,626)	$ 5,142,699

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 34,761	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 4,660	$ (7,372)	$ 2,712

Capital has been adjusted by $4,660, none of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

30	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021(1)		Period ended September 30, 2020(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,778	$ 91,463	5,981	$ 60,093
Reinvested dividends and distributions	18	237	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	6,796	$ 91,700	5,981	$ 60,093
Class C Shares:
Shares sold	409	$ 6,000	5,000	$ 50,078
Reinvested dividends and distributions	12	149	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	421	$ 6,149	5,000	$ 50,078
Class D Shares:
Shares sold	1,554,605	$20,408,231	474,383	$5,082,293
Reinvested dividends and distributions	932	11,975	-	-
Shares repurchased	(338,219)	(4,518,344)	(6,893)	(76,626)
Net Increase/(Decrease)	1,217,318	$15,901,862	467,490	$5,005,667
Class I Shares:
Shares sold	329,386	$ 4,483,536	475,247	$4,764,212
Reinvested dividends and distributions	1,654	21,224	-	-
Shares repurchased	(6,170)	(83,220)	-	-
Net Increase/(Decrease)	324,870	$ 4,421,540	475,247	$4,764,212
Class N Shares:
Shares sold	92,900	$ 1,247,113	17,169	$ 185,015
Reinvested dividends and distributions	36	466	-	-
Shares repurchased	(8,291)	(110,210)	-	-
Net Increase/(Decrease)	84,645	$ 1,137,369	17,169	$ 185,015
Class R Shares:
Shares sold	3,855	$ 50,000	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,855	$ 50,000	-	$ -
Class S Shares:
Shares sold	-	$ -	5,000	$ 50,078
Reinvested dividends and distributions	14	186	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	14	$ 186	5,000	$ 50,078
Class T Shares:
Shares sold	51,435	$ 699,859	8,872	$ 91,105
Reinvested dividends and distributions	19	250	-	-
Shares repurchased	(11,190)	(150,029)	-	-
Net Increase/(Decrease)	40,264	$ 550,080	8,872	$ 91,105
(1)	Period from January 28, 2021 (inception date) through September 30, 2021 for Class R Shares.
(2)	Period from June 25, 2020 (inception date) through September 30, 2020.

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Janus Henderson Global Sustainable Equity Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$24,632,434	$ 3,006,127	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Sustainable Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Sustainable Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Sustainable Equity Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021 and the statement of changes in net assets for the year ended September 30, 2021 and for the period June 25, 2020 (commencement of operations) through September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended September 30, 2021 and for the period June 25, 2020 (commencement of operations) through September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

FOR JANUS HENDERSON GLOBAL SUSTAINABLE EQUITY FUND

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital Management LLC (“Janus Capital”), the investment adviser of Janus Henderson Global Sustainable Equity Fund (the “GSE Fund”), met by videoconference and telephone in light of the novel coronavirus (COVID-19) and related government directives, on March 18, 2020 to consider the proposed investment advisory agreement for the GSE Fund. In the course of their consideration of this agreement, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital. The Trustees also had been provided and had considered various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, including information provided by their independent fee consultant, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the GSE Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for the GSE Fund for an initial term through February 2022, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital to the GSE Fund, taking into account the investment objective, strategies and policies of the Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who were expected to provide investment and risk management services to the Fund. The Trustees also considered other services to be provided to the GSE Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the GSE Fund, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the GSE Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant to the Trustees noted that Janus Capital provides a number of different services for the Janus Henderson Funds, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant

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Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services expected to be provided to the GSE Fund by Janus Capital were appropriate and consistent with the terms of the Fund’s investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the GSE Fund effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the GSE Fund

The Trustees noted that while the GSE Fund did not have performance results, Janus Capital provided performance results for the proposed portfolio managers of the GSE Fund with respect to their management of an investment strategy comparable to the GSE Fund’s investment strategy. The Trustees considered these performance results over various time periods.

Costs of Services Provided

The Trustees examined information regarding the proposed fees and expenses of the GSE Fund in comparison to similar information for other comparable funds as provided by Janus Capital. The Trustees also considered the methodology used by Janus Capital in determining compensation payable to GSE Funds’ portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by other mutual funds with comparable investment strategies and the fees charged by Janus Capital to a separate account client with a comparable investment strategy. Although the separate account fee rate for the investment strategy to be utilized by GSE was lower than the management fee rate for GSE Fund, the Trustees considered that Janus Capital noted that, under the terms of the proposed investment advisory agreement with GSE Fund, Janus Capital performs significant additional services for the Fund that it does not provide to this other client, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients.

As part of the annual 15c process, the Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, while the Trustees did not consider the estimated profitability of the GSE Fund to Janus Capital, as the Fund had not yet commenced operations, as part of the annual 15c process the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment advisory agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

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Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

The Trustees concluded that the management fees payable by GSE Fund to Janus Capital was reasonable in relation to the nature, extent, and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients with comparable investment strategies. The Trustees also concluded that GSE Fund’s estimated total expenses were reasonable, taking into account the size of the Fund, quality of services expected to be provided by Janus Capital, the investment performance of Janus Capital managing a similar strategy for another client, and the expense limitation agreed to and provided by Janus Capital to the Fund.

Economies of Scale

As part of the annual 15c process, the Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital. With respect the GSE Fund, the Trustees noted that the proposed management agreement with Janus Capital included a fee schedule with a breakpoint.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the proposed fee structure of GSE Fund was reasonable and that the proposed rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any potential economies of scale that may be initially be present for the GSE Fund.

Other Benefits to Janus Capital

As part of the annual 15c process, the Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to

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Janus Henderson Global Sustainable Equity Fund

Additional Information (unaudited)

benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital or other Janus Henderson funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Janus Henderson Funds. The Trustees concluded that Janus Capital was likely to enjoy similar benefits in connection with its management of the GSE Fund.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for the GSE Fund.

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Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Sustainable Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Sustainable Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Dividends Received Deduction Percentage	36%
Qualified Dividend Income Percentage	92%

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Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

46	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	47

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Fund	6/20-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48	SEPTEMBER 30, 2021

Janus Henderson Global Sustainable Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93086 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Global Technology and Innovation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology and Innovation Fund

Janus Henderson Global Technology and Innovation Fund (unaudited)

FUND SNAPSHOT

 This global growth fund invests in companies that create and benefit from advances in technology. We invest in companies we believe to be resilient and also take smaller positions in companies that have optionality – meaning large potential upside under a specific scenario. The Fund seeks to provide strong long-term returns with volatility characteristics on par with its peers.

Denny Fish portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended September 30, 2021, Janus Henderson Global Technology and Innovation Fund Class I Shares returned 28.46%. By comparison, the Fund’s primary benchmark, the S&P 500® Index, returned 30.00% while the Fund’s secondary benchmark, the MSCI All Country World Information Technology IndexSM, returned 30.26%.

MARKET ENVIRONMENT

The global technology sector gained ground during the period, fueled by continued demand for the products and services that became essential during the depths of the pandemic to help businesses and households adopt to a more digital global economy. During the middle of the period tech stocks began to fall behind gains registered in broader equities as investors shifted toward more value-oriented names in expectation of the continued reopening of the global economy. Later in the period, the specter of higher interest rates weighed on the valuations of secular-growth, tech stocks. Despite these two episodes, returns in the tech sector modestly outpaced those of broader equities.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the S&P 500 Index, and also its secondary benchmark, the MSCI All Country World Information Technology Index, for the period. Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on companies that we expect to be less volatile than the benchmark’s holdings and those that can benefit from the high pace of technological change can provide better performance long term.

The period proved to be a study in the crosscurrents capable of impacting the sector’s trajectory. On one hand, the digitization of the global economy continued, exemplified by the growth in cloud computing, the Internet of Things (IoT), artificial intelligence (AI) and 5G connectivity. These technologies, in our view, are the secular forces that will not only drive tech earnings growth in years to come, but also enable technology companies to increase their share of overall corporate earnings.

In contrast, other factors acted as headwinds for tech stocks: Supply chain constraints late in the period – especially within semiconductors – limited production capacity in tech and other sectors; the Chinese government increased regulatory scrutiny of consumer-facing tech companies; the COVID Delta variant has resulted in an uneven economic reopening – a development particularly felt by global payment processors; and lastly, the specter of higher interest rates weighed on the valuations of many longer-duration growth stocks.

The confluence of these forces resulted in one of the more complex environments for the sector in recent years. It also reaffirmed our philosophy of focusing on what we consider the “North Star” of tech investing: the potential for compounding earnings growth by companies associated with our favored secular themes.

Much of the Fund’s underperformance is a result of some companies not meeting high growth expectations. Companies that were able to maintain momentum by building on already impressive earnings results were rewarded. Those that fell short were largely punished despite impressive two-year growth rates. Two individual, relative detractors impacted by this phenomenon were Amazon and Wix. In the case of the latter, seasonality also played a role as web engagement tends to dip during warmer months which resulted in poorly received, late-period earnings results. Conversely, cloud computing company Atlassian was a leading contributor due, in part, to its ability to beat consensus earnings estimates.

Also detracting was our exposure to Chinese Internet stocks. We’ve followed developments in the regulatory

Janus Investment Fund	1

Janus Henderson Global Technology and Innovation Fund (unaudited)

landscape for the country’s customer-facing tech companies. With the range of potential outcomes having broadened in light of government policy possibly having a greater role in determining industry structure and corporate priorities, we reduced our exposure to Chinese technology, ultimately reaching 0%. While we believe this positioning should lower portfolio volatility in future quarters, the period’s residual exposure in names such as food-delivery company Meituan weighed on performance.

Two other contributors were semiconductor equipment manufacturer ASML Holding and Lam Research. Both companies are semiconductor capital equipment producers and benefited from the need to increase semi-chip capacity.

OUTLOOK

Much of the complexity facing the sector centers on which of the sources of volatility prove transient and which are structural. We believe the semiconductor shortage should normalize as global capacity is added. The path likely won’t be smooth, and we believe near-term bottlenecks will continue to impact multiple industries. Longer-term, the demand for capacity should be supportive of the technologies that enable chip production, especially as IoT is further deployed.

The shift in China’s approach toward the sector requires further observation. While we are comfortable with our zero weight, we believe that the government still recognizes the power of innovative technologies to drive economic growth and achieve certain desired social outcomes.

Much ink has been spilled on whether the recent rise in inflation is sticky or fleeting. This impacts the tech sector insofar as to how it influences interest rates. Higher rates tend to compress valuations of longer-duration assets, including secular growth stocks. Multiple compression, however, may present attractive entry points to secular growers previously deemed overpriced.

Given these crosscurrents, we anticipate additional choppiness in coming months. Longer term, we are positive on the sector. Secular themes remain intact and continued economic reopening should buttress cyclical growth stocks. The market must always contend with exogenous forces, but we firmly believe that long-term tech returns will ultimately be dictated by financial performance.

Thank you for your investment in Janus Henderson Global Technology and Innovation Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Alphabet Inc - Class C	3.41%	1.32%	Amazon.com Inc	4.93%	-1.46%
ASML Holding NV	4.18%	1.23%	Wix.com Ltd	1.09%	-0.88%
Lam Research Corp	2.84%	0.97%	salesforce.com Inc	1.28%	-0.73%
Snap Inc	1.11%	0.91%	Tencent Holdings Ltd	1.36%	-0.69%
Atlassian Corp PLC – Class A	1.13%	0.84%	Meituan Dianping	0.51%	-0.58%

	2 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.72%	13.64%	0.00%
	Information Technology	1.35%	70.04%	100.00%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.56%	8.89%	0.00%
	Real Estate	-1.19%	2.22%	0.00%
	Other**	-0.85%	2.33%	0.00%
	Industrials	-0.84%	2.54%	0.00%
	Financials	-0.07%	0.34%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Technology and Innovation Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	9.6%
Amazon.com Inc
Internet & Direct Marketing Retail	5.2%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.9%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	4.4%
Mastercard Inc
Information Technology Services	4.4%
28.5%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Investment Companies	2.4%
Investments Purchased with Cash Collateral from Securities Lending	0.9%
Private Investment in Public Equity (PIPES)	0.6%
Preferred Stocks	0.2%
Warrants	0.1%
Convertible Preferred Stocks	0.0%
Other	(1.5)%
100.0%

Emerging markets comprised 6.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	28.17%	28.69%	22.85%	11.52%	0.99%
Class A Shares at MOP	20.79%	27.18%	22.13%	11.23%
Class C Shares at NAV	27.35%	27.81%	22.03%	10.73%	1.74%
Class C Shares at CDSC	26.35%	27.81%	22.03%	10.73%
Class D Shares	28.43%	28.94%	23.11%	11.70%	0.81%
Class I Shares	28.46%	29.02%	23.19%	11.75%	0.75%
Class N Shares	28.59%	29.10%	23.15%	11.72%	0.67%
Class S Shares	27.93%	28.45%	22.69%	11.36%	1.19%
Class T Shares	28.26%	28.81%	23.02%	11.66%	0.92%
S&P 500 Index	30.00%	16.90%	16.63%	7.68%
MSCI All Country World Information Technology Index	30.26%	26.21%	20.99%	8.36%
Morningstar Quartile - Class T Shares	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for Technology Funds	158/246	37/195	41/177	30/98

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Technology and Innovation Fund (unaudited)

Performance

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,109.00	$5.18	$1,000.00	$1,020.16	$4.96	0.98%
Class C Shares	$1,000.00	$1,105.30	$8.87	$1,000.00	$1,016.65	$8.49	1.68%
Class D Shares	$1,000.00	$1,110.10	$4.18	$1,000.00	$1,021.11	$4.00	0.79%
Class I Shares	$1,000.00	$1,110.20	$3.97	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,110.80	$3.55	$1,000.00	$1,021.71	$3.40	0.67%
Class S Shares	$1,000.00	$1,107.90	$6.18	$1,000.00	$1,019.20	$5.92	1.17%
Class T Shares	$1,000.00	$1,109.40	$4.81	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.3%
Aerospace & Defense – 0.3%
Axon Enterprise Inc*	103,374	$18,092,517
Diversified Consumer Services – 0.3%
Courser Inc*	594,183	18,805,892
Diversified Financial Services – 0.3%
Altimeter Growth Corp - Class A*,#	1,687,095	17,242,111
Entertainment – 1.7%
Netflix Inc*	70,356	42,941,081
Sea Ltd (ADR)*	239,520	76,342,210
		119,283,291
Equity Real Estate Investment Trusts (REITs) – 1.2%
Equinix Inc	106,848	84,423,810
Information Technology Services – 14.1%
Adyen NV (144A)*	12,760	35,475,310
Marqeta Inc - Class A*,#	540,408	11,953,825
Mastercard Inc	862,263	299,791,600
Okta Inc*	143,471	34,051,407
Remitly Global Inc*,#	282,144	10,354,685
Shopify Inc*	33,329	45,186,792
Snowflake Inc - Class A*	224,347	67,849,263
Square Inc*	132,827	31,857,228
Toast Inc - Class A*,#	266,282	13,300,786
Twilio Inc*	247,834	79,071,438
Visa Inc	1,149,890	256,137,997
Wix.com Ltd*	406,494	79,660,629
		964,690,960
Interactive Media & Services – 11.0%
Alphabet Inc - Class C*	103,535	275,952,871
Facebook Inc*	835,884	283,690,671
Match Group Inc*	480,492	75,432,439
Snap Inc*	1,227,237	90,655,997
Thinkific Labs Inc*,#	402,610	4,530,316
Twitter Inc*	401,884	24,269,775
		754,532,069
Internet & Direct Marketing Retail – 9.0%
Amazon.com Inc*	108,977	357,993,804
Booking Holdings Inc*	15,328	36,386,679
Coupang Inc*	846,869	23,585,302
DoorDash Inc - Class A*	132,372	27,265,985
Farfetch Ltd - Class A*	742,158	27,816,082
Global-E Online Ltd*,#	1,054,315	75,699,817
MercadoLibre Inc*	40,001	67,177,679
		615,925,348
Leisure Products – 0.3%
Peloton Interactive Inc - Class A*	243,877	21,229,493
Professional Services – 1.5%
CoStar Group Inc*	1,168,350	100,548,201
Real Estate Management & Development – 0.4%
Doma Holdings Inc*,#	1,706,117	12,625,266
Redfin Corp*	299,186	14,989,219
		27,614,485
Road & Rail – 1.0%
Uber Technologies Inc*	1,580,948	70,826,470
Semiconductor & Semiconductor Equipment – 23.0%
Advanced Micro Devices Inc*	326,932	33,641,303
Analog Devices Inc	318,811	53,394,466
ASML Holding NV	450,476	332,260,170
KLA Corp	277,069	92,682,351
Lam Research Corp	266,664	151,771,816
Marvell Technology Inc	463,022	27,924,857

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
NVIDIA Corp	1,457,292	$301,892,611
NXP Semiconductors NV	289,077	56,621,512
Taiwan Semiconductor Manufacturing Co Ltd	13,779,000	284,162,876
Texas Instruments Inc	1,112,914	213,913,200
Xilinx Inc	150,398	22,708,594
		1,570,973,756
Software – 29.8%
Adobe Inc*	491,373	282,893,264
Atlassian Corp PLC - Class A*	292,773	114,597,208
Autodesk Inc*	321,203	91,597,459
Avalara Inc*	393,591	68,787,899
Cadence Design Systems Inc*	919,865	139,304,356
CCC Intelligent Solutions Holdings Inc*,#	4,508,713	47,386,574
Ceridian HCM Holding Inc*	606,145	68,264,050
DocuSign Inc*	121,703	31,330,003
Dynatrace Inc*	1,027,346	72,910,746
HubSpot Inc*	20,971	14,178,283
Microsoft Corp	2,336,351	658,664,074
Nice Ltd (ADR)*	147,260	41,827,730
Olo Inc - Class A*	164,884	4,951,466
Paylocity Holding Corp*	34,551	9,688,100
RingCentral Inc*	127,514	27,734,295
SailPoint Technologies Holding Inc*	322,885	13,845,309
Synopsys Inc*	55,355	16,573,841
Tyler Technologies Inc*	79,658	36,535,142
Unity Software Inc*	344,829	43,534,661
Workday Inc - Class A*	571,825	142,893,349
Zendesk Inc*	910,366	105,957,499
		2,033,455,308
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	1,631,595	230,870,692
Total Common Stocks (cost $3,699,420,235)		6,648,514,403
Private Investment in Public Equity (PIPES)– 0.6%
Diversified Financial Services – 0.6%
Altimeter Growth Corp*,§	3,269,751	33,416,855
CCC Intelligent Solutions Holdings Inc*,§	887,637	9,329,065
Total Private Investment in Public Equity (PIPES) (cost $41,573,880)		42,745,920
Preferred Stocks– 0.2%
Professional Services – 0.2%
Apartment List Inc PP*,¢,§((cost $13,821,757)	3,783,673	13,821,757
Convertible Preferred Stocks– 0%
Software – 0%
Magic Leap Inc PP - Series D*,¢,§((cost $9,160,263)	339,269	0
Warrants– 0.1%
Diversified Financial Services – 0%
Altimeter Growth Corp, expires 9/30/25*	337,419	745,696
Software – 0.1%
CCC Intelligent Solutions Holdings Inc, expires 8/14/25*	912,131	2,116,144
Total Warrants (cost $2,957,617)		2,861,840
Investment Companies– 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $161,739,830)	161,724,386	161,740,558
Investments Purchased with Cash Collateral from Securities Lending– 0.9%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	36,541,524	36,541,524

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– (continued)
Time Deposits – 0.4%
Royal Bank of Canada, 0.0400%, 10/1/21	$26,752,544	$26,752,544
Total Investments Purchased with Cash Collateral from Securities Lending (cost $63,294,068)		63,294,068
Total Investments (total cost $3,991,967,650) – 101.5%		6,932,978,546
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(102,446,347)
Net Assets – 100%		$6,830,532,199

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$5,724,656,425	82.6%
Netherlands	367,735,480	5.3
Taiwan	360,505,086	5.2
Israel	197,188,176	2.8
Australia	114,597,208	1.7
Argentina	67,177,679	1.0
Canada	49,717,108	0.7
United Kingdom	27,816,082	0.4
South Korea	23,585,302	0.3

Total	$6,932,978,546	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/21
Common Stocks - N/A
Diversified Financial Services – N/A
Dragoneer Growth Opportunities Corp*	$-	$31,864	$(10,291,613)	$-
Dragoneer Growth Opportunities Corp - Class A*	-	32,262	-	-
Private Investment in Public Equity (PIPES) - N/A
Diversified Financial Services - N/A
Dragoneer Growth Opportunities Corp*	-	-	-	-
Warrants - N/A
Diversified Financial Services - N/A
Dragoneer Growth Opportunities Corp, expires 8/14/25*	-	(418)	-	-
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	113,387	76	(3,657)	161,740,558
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	2,031,052∆	-	-	36,541,524
Total Affiliated Investments - 2.9%	$2,144,439	$63,784	$(10,295,270)	$198,282,082

(1) For securities that were affiliated for a portion of the year ended September 30, 2021, this column reflects amounts for the entire year ended September 30, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Technology and Innovation Fund

Schedule of Investments

September 30, 2021

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Common Stocks - N/A
Diversified Financial Services – N/A
Dragoneer Growth Opportunities Corp*	56,032,113	-	(45,772,364)Ð	-
Dragoneer Growth Opportunities Corp - Class A*	-	43,707,047Ð	(43,739,309)Ð	-
Private Investment in Public Equity (PIPES) - N/A
Diversified Financial Services - N/A
Dragoneer Growth Opportunities Corp*	-	8,876,370	(8,876,370) Ð	-
Warrants - N/A
Diversified Financial Services - N/A
Dragoneer Growth Opportunities Corp, expires 8/14/25*	-	1,961,850	(1,961,432)Ð	-
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	183,716,029	1,351,224,721	(1,373,196,611)	161,740,558
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	8,532,308	464,867,065	(436,857,849)	36,541,524

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $35,475,310, which represents 0.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $13,821,757, which represents 0.2% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of September 30, 2021)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Altimeter Growth Corp	4/30/21	$32,697,510	$33,416,855	0.5%
Apartment List Inc PP	11/2/21	13,821,757	13,821,757	0.2
CCC Intelligent Solutions Holdings Inc	2/3/21	8,876,370	9,329,065	0.1
Magic Leap Inc PP - Series D	10/5/17	9,160,263	0	0.0
Total		$64,555,900	$56,567,677	0.8%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Technology and Innovation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Information Technology Services	$929,215,650	$35,475,310	$-
Semiconductor & Semiconductor Equipment	954,550,710	616,423,046	-
All Other	4,112,849,687	-	-
Private Investment in Public Equity (PIPES)	-	42,745,920	-
Preferred Stocks	-	-	13,821,757
Convertible Preferred Stocks	-	-	0
Warrants	2,861,840	-	-
Investment Companies	-	161,740,558	-
Investments Purchased with Cash Collateral from Securities Lending	-	63,294,068	-
Total Assets	$5,999,477,887	$919,678,902	$13,821,757

14	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities

September 30, 2021

Assets:
Unaffiliated investments, at value (cost $3,793,686,296)(1)	$6,734,696,464
Affiliated investments, at value (cost $198,281,354)	198,282,082
Non-interested Trustees' deferred compensation	170,421
Receivables:
Fund shares sold	8,278,188
Dividends	1,620,456
Dividends from affiliates	6,852
Foreign tax reclaims	4,834
Other assets	552,627
Total Assets	6,943,611,924
Liabilities:
Due to custodian	16
Collateral for securities loaned (Note 2)	63,294,068
Payables:	—
Investments purchased	32,697,510
Fund shares repurchased	11,537,950
Advisory fees	3,801,587
Transfer agent fees and expenses	933,354
Non-interested Trustees' deferred compensation fees	170,421
12b-1 Distribution and shareholder servicing fees	163,797
Professional fees	56,620
Non-interested Trustees' fees and expenses	47,607
Custodian fees	35,997
Affiliated fund administration fees payable	14,850
Accrued expenses and other payables	325,948
Total Liabilities	113,079,725
Net Assets	$6,830,532,199

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Technology and Innovation Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,968,563,026
Total distributable earnings (loss)	3,861,969,173
Total Net Assets	$6,830,532,199
Net Assets - Class A Shares	$319,194,448
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,391,077
Net Asset Value Per Share(2)	$59.21
Maximum Offering Price Per Share(3)	$62.82
Net Assets - Class C Shares	$101,859,746
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,967,718
Net Asset Value Per Share(2)	$51.77
Net Assets - Class D Shares	$3,058,181,970
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,043,214
Net Asset Value Per Share	$61.11
Net Assets - Class I Shares	$1,189,917,062
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,267,188
Net Asset Value Per Share	$61.76
Net Assets - Class N Shares	$175,739,859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,879,450
Net Asset Value Per Share	$61.03
Net Assets - Class S Shares	$27,069,123
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	468,908
Net Asset Value Per Share	$57.73
Net Assets - Class T Shares	$1,958,569,991
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,355,319
Net Asset Value Per Share	$60.53

(1) Includes $61,615,775 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$31,644,326
Affiliated securities lending income, net	2,031,052
Dividends from affiliates	113,387
Unaffiliated securities lending income, net	4,044
Other income	6,677
Foreign tax withheld	(1,423,064)
Total Investment Income	32,376,422
Expenses:
Advisory fees	40,926,833
12b-1 Distribution and shareholder servicing fees:
Class A Shares	749,451
Class C Shares	885,326
Class S Shares	64,938
Transfer agent administrative fees and expenses:
Class D Shares	3,242,370
Class S Shares	64,903
Class T Shares	4,650,897
Transfer agent networking and omnibus fees:
Class A Shares	191,740
Class C Shares	66,752
Class I Shares	904,435
Other transfer agent fees and expenses:
Class A Shares	17,233
Class C Shares	4,669
Class D Shares	269,727
Class I Shares	43,478
Class N Shares	4,580
Class S Shares	240
Class T Shares	15,347
Shareholder reports expense	424,083
Registration fees	306,100
Affiliated fund administration fees	178,743
Custodian fees	159,534
Non-interested Trustees’ fees and expenses	100,919
Professional fees	84,854
Other expenses	345,904
Total Expenses	53,703,056
Less: Excess Expense Reimbursement and Waivers	(108,416)
Net Expenses	53,594,640
Net Investment Income/(Loss)	(21,218,218)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology and Innovation Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$957,648,351
Investments in affiliates	63,784
Total Net Realized Gain/(Loss) on Investments	957,712,135
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	589,738,451
Investments in affiliates	(10,295,270)
Total Change in Unrealized Net Appreciation/Depreciation	579,443,181
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,515,937,098

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$(21,218,218)	$(5,135,047)
Net realized gain/(loss) on investments	957,712,135	504,731,259
Change in unrealized net appreciation/depreciation	579,443,181	1,188,404,036
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,515,937,098	1,688,000,248
Dividends and Distributions to Shareholders:
Class A Shares	(24,126,815)	(15,779,816)
Class C Shares	(9,512,616)	(6,310,449)
Class D Shares	(228,155,423)	(141,340,841)
Class I Shares	(84,659,567)	(39,002,202)
Class N Shares	(11,937,362)	(4,258,121)
Class S Shares	(2,161,126)	(1,103,803)
Class T Shares	(150,400,901)	(85,139,222)
Net Decrease from Dividends and Distributions to Shareholders	(510,953,810)	(292,934,454)
Capital Share Transactions:
Class A Shares	20,777,355	10,980,078
Class C Shares	(959,381)	710,754
Class D Shares	174,903,766	178,670,648
Class I Shares	129,009,173	252,062,397
Class N Shares	34,445,636	51,341,200
Class S Shares	2,232,031	6,962,642
Class T Shares	66,730,556	256,738,549
Net Increase/(Decrease) from Capital Share Transactions	427,139,136	757,466,268
Net Increase/(Decrease) in Net Assets	1,432,122,424	2,152,532,062
Net Assets:
Beginning of period	5,398,409,775	3,245,877,713
End of period	$6,830,532,199	$5,398,409,775

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$50.45	$36.72	$36.33	$29.11	$24.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.27)	(0.11)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain/(loss)	13.83	17.17	2.33	8.45	7.29
Total from Investment Operations	13.56	17.06	2.28	8.40	7.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—(2)	—(2)	—
Distributions (from capital gains)	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Total Dividends and Distributions	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Net Asset Value, End of Period	$59.21	$50.45	$36.72	$36.33	$29.11
Total Return*	28.19%	49.64%	7.70%	29.63%	31.84%
Net Assets, End of Period (in thousands)	$319,194	$252,037	$172,237	$136,689	$107,783
Average Net Assets for the Period (in thousands)	$299,780	$204,220	$151,979	$125,207	$44,671
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.99%	1.01%	1.00%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.99%	1.01%	1.00%	1.03%
Ratio of Net Investment Income/(Loss)	(0.47)%	(0.26)%	(0.14)%	(0.16)%	(0.18)%
Portfolio Turnover Rate	43%	37%	36%	20%	30%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$44.91	$33.24	$33.31	$26.96	$22.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.56)	(0.36)	(0.26)	(0.27)	(0.23)
Net realized and unrealized gain/(loss)	12.22	15.36	2.08	7.80	6.80
Total from Investment Operations	11.66	15.00	1.82	7.53	6.57
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Total Dividends and Distributions	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Net Asset Value, End of Period	$51.77	$44.91	$33.24	$33.31	$26.96
Total Return*	27.37%	48.56%	6.97%	28.73%	30.91%
Net Assets, End of Period (in thousands)	$101,860	$89,141	$64,636	$89,817	$70,002
Average Net Assets for the Period (in thousands)	$98,033	$75,085	$66,888	$79,328	$27,163
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.69%	1.70%	1.72%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.69%	1.70%	1.72%	1.77%
Ratio of Net Investment Income/(Loss)	(1.13)%	(0.96)%	(0.85)%	(0.88)%	(0.91)%
Portfolio Turnover Rate	43%	37%	36%	20%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$51.89	$37.62	$37.14	$29.69	$24.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.03)	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)	14.23	17.63	2.40	8.63	7.43
Total from Investment Operations	14.07	17.60	2.41	8.63	7.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	(0.04)	—(2)	—
Distributions (from capital gains)	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Total Dividends and Distributions	(4.85)	(3.33)	(1.93)	(1.18)	(2.24)
Net Asset Value, End of Period	$61.11	$51.89	$37.62	$37.14	$29.69
Total Return*	28.43%	49.90%	7.91%	29.84%	32.12%
Net Assets, End of Period (in thousands)	$3,058,182	$2,426,380	$1,603,112	$1,570,846	$1,147,818
Average Net Assets for the Period (in thousands)	$2,878,436	$1,911,725	$1,501,953	$1,400,342	$958,246
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.80%	0.83%	0.83%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.83%	0.83%	0.85%
Ratio of Net Investment Income/(Loss)	(0.29)%	(0.08)%	0.03%	0.01%	(0.01)%
Portfolio Turnover Rate	43%	37%	36%	20%	30%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$52.40	$37.94	$37.45	$29.91	$24.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.01)	0.04	0.04	0.03
Net realized and unrealized gain/(loss)	14.38	17.80	2.41	8.69	7.47
Total from Investment Operations	14.24	17.79	2.45	8.73	7.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.07)	(0.01)	—
Distributions (from capital gains)	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Total Dividends and Distributions	(4.88)	(3.33)	(1.96)	(1.19)	(2.24)
Net Asset Value, End of Period	$61.76	$52.40	$37.94	$37.45	$29.91
Total Return*	28.48%	49.99%	7.97%	29.97%	32.21%
Net Assets, End of Period (in thousands)	$1,189,917	$890,656	$418,834	$353,236	$176,639
Average Net Assets for the Period (in thousands)	$1,074,031	$606,085	$356,404	$248,537	$85,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.76%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.76%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	(0.24)%	(0.02)%	0.11%	0.10%	0.10%
Portfolio Turnover Rate	43%	37%	36%	20%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$51.81	$37.52	$37.05	$29.59	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.09)	0.02	0.07	0.06	0.05
Net realized and unrealized gain/(loss)	14.21	17.60	2.37	8.60	6.04
Total from Investment Operations	14.12	17.62	2.44	8.66	6.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.08)	(0.02)	—
Distributions (from capital gains)	(4.80)	(3.33)	(1.89)	(1.18)	(1.12)
Total Dividends and Distributions	(4.90)	(3.33)	(1.97)	(1.20)	(1.12)
Net Asset Value, End of Period	$61.03	$51.81	$37.52	$37.05	$29.59
Total Return*	28.59%	50.10%	8.06%	30.04%	25.10%
Net Assets, End of Period (in thousands)	$175,740	$117,541	$41,043	$20,522	$6,091
Average Net Assets for the Period (in thousands)	$158,218	$70,265	$28,002	$11,360	$3,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.69%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.69%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	(0.16)%	0.06%	0.19%	0.17%	0.28%
Portfolio Turnover Rate	43%	37%	36%	20%	30%

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$49.38	$36.07	$35.79	$28.75	$23.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.36)	(0.19)	(0.12)	(0.12)	(0.08)
Net realized and unrealized gain/(loss)	13.51	16.83	2.29	8.34	7.20
Total from Investment Operations	13.15	16.64	2.17	8.22	7.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Total Dividends and Distributions	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Net Asset Value, End of Period	$57.73	$49.38	$36.07	$35.79	$28.75
Total Return*	27.95%	49.35%	7.49%	29.36%	31.65%
Net Assets, End of Period (in thousands)	$27,069	$21,002	$9,084	$6,628	$4,951
Average Net Assets for the Period (in thousands)	$25,961	$14,529	$7,654	$6,405	$6,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.19%	1.22%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.22%	1.19%	1.18%
Ratio of Net Investment Income/(Loss)	(0.66)%	(0.46)%	(0.35)%	(0.36)%	(0.32)%
Portfolio Turnover Rate	43%	37%	36%	20%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$51.47	$37.37	$36.91	$29.54	$24.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.23)	(0.08)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain/(loss)	14.11	17.51	2.39	8.58	7.39
Total from Investment Operations	13.88	17.43	2.37	8.55	7.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.02)	—	—
Distributions (from capital gains)	(4.80)	(3.33)	(1.89)	(1.18)	(2.24)
Total Dividends and Distributions	(4.82)	(3.33)	(1.91)	(1.18)	(2.24)
Net Asset Value, End of Period	$60.53	$51.47	$37.37	$36.91	$29.54
Total Return*	28.26%	49.77%	7.82%	29.70%	31.99%
Net Assets, End of Period (in thousands)	$1,958,570	$1,601,653	$936,931	$961,794	$601,485
Average Net Assets for the Period (in thousands)	$1,860,359	$1,210,097	$869,267	$812,197	$477,426
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	0.93%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.92%	0.92%	0.93%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.18)%	(0.06)%	(0.08)%	(0.09)%
Portfolio Turnover Rate	43%	37%	36%	20%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology and Innovation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

24	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	25

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

26	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and

Janus Investment Fund	27

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation,

28	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$61,615,775	$—	$(61,615,775)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	29

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Special Purpose Acquisition Companies (SPAC)

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible

30	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $61,615,775. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $63,294,068, resulting in the net amount due to the counterparty of $1,678,293.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Janus Investment Fund	31

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund

32	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $92,967.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $1,104 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $16,496.

Janus Investment Fund	33

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $4,709,567 in sales, resulting in a net realized loss of $2,522,601. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 34,402,388	$ 896,444,458	$ -	$ -	$ -	$ (174,249)	$2,931,296,576

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,001,681,970	$ 2,996,948,113	$ (65,651,537)	$ 2,931,296,576

34	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,793,039	$ 506,160,771	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 292,934,454	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 3,638,498	$ 30,173,816	$ (33,812,314)

Capital has been adjusted by $3,638,498, including $3,504,026 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	35

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,549,800	$ 87,810,243	1,765,691	$ 73,165,753
Reinvested dividends and distributions	391,837	20,391,219	376,220	14,074,375
Shares repurchased	(1,546,340)	(87,424,107)	(1,836,385)	(76,260,050)
Net Increase/(Decrease)	395,297	$ 20,777,355	305,526	$ 10,980,078
Class C Shares:
Shares sold	392,494	$ 19,087,641	1,097,388	$ 40,527,547
Reinvested dividends and distributions	195,550	8,944,446	156,212	5,231,530
Shares repurchased	(605,073)	(28,991,468)	(1,213,508)	(45,048,323)
Net Increase/(Decrease)	(17,029)	$ (959,381)	40,092	$ 710,754
Class D Shares:
Shares sold	5,633,990	$321,381,945	8,712,907	$373,337,113
Reinvested dividends and distributions	4,146,186	222,359,993	3,594,157	138,087,523
Shares repurchased	(6,496,952)	(368,838,172)	(8,160,734)	(332,753,988)
Net Increase/(Decrease)	3,283,224	$174,903,766	4,146,330	$178,670,648
Class I Shares:
Shares sold	7,875,296	$456,468,434	10,774,187	$454,878,831
Reinvested dividends and distributions	1,369,659	74,208,117	868,550	33,682,364
Shares repurchased	(6,975,855)	(401,667,378)	(5,684,513)	(236,498,798)
Net Increase/(Decrease)	2,269,100	$129,009,173	5,958,224	$252,062,397
Class N Shares:
Shares sold	1,460,792	$ 83,346,222	1,699,320	$ 73,477,315
Reinvested dividends and distributions	223,087	11,937,362	111,091	4,258,121
Shares repurchased	(1,073,007)	(60,837,948)	(635,737)	(26,394,236)
Net Increase/(Decrease)	610,872	$ 34,445,636	1,174,674	$ 51,341,200
Class S Shares:
Shares sold	142,000	$ 7,600,543	323,703	$ 13,041,687
Reinvested dividends and distributions	42,533	2,161,126	30,093	1,103,803
Shares repurchased	(140,911)	(7,529,638)	(180,324)	(7,182,848)
Net Increase/(Decrease)	43,622	$ 2,232,031	173,472	$ 6,962,642
Class T Shares:
Shares sold	7,511,806	$425,071,108	14,941,259	$622,408,481
Reinvested dividends and distributions	2,766,547	147,097,319	2,183,954	83,296,008
Shares repurchased	(9,044,088)	(505,437,871)	(11,074,151)	(448,965,940)
Net Increase/(Decrease)	1,234,265	$ 66,730,556	6,051,062	$256,738,549

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,685,845,814	$2,729,238,658	$ -	$ -

36	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Global Technology and Innovation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Technology and Innovation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Technology and Innovation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

38	SEPTEMBER 30, 2021

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	47

Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Global Technology and Innovation Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Technology and Innovation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Technology and Innovation Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$509,664,797
Dividends Received Deduction Percentage	59%
Qualified Dividend Income Percentage	71%

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Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	59

Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Henderson Global Technology and Innovation Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Technology and Innovation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Technology and Innovation Fund

Notes

NotesPage1

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Notes

NotesPage2

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Janus Henderson Global Technology and Innovation Fund

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93047 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Growth and Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Janus Henderson Growth and Income Fund (unaudited)

FUND SNAPSHOT

 A large-cap equity total return fund that seeks to provide dampened volatility by delivering a portfolio of high-quality companies – defined by revenue growth, earnings growth and dividend increases. We believe these companies tend to participate in market gains while being potentially resilient on the downside.

Jeremiah Buckley Portfolio Manager

PERFORMANCE OVERVIEW

The Janus Henderson Growth and Income Fund I Shares returned 28.68% for the 12-month period ended September 30, 2021. The Fund’s benchmark, the S&P 500® Index, returned 30.00%.

MARKET ENVIRONMENT

The period began with many economically damaging social distancing measures still in place to mitigate the spread of COVID-19. However, U.S. equity markets continued to recover after bottoming out in March 2020 as significant monetary and fiscal stimulus supported markets and vaccine developments created optimism around the potential for an economic reopening. Indeed, vaccines were distributed at a faster-than-expected rate, contributing to strong economic growth. Equities finished the period with robust gains but performance across sectors varied significantly. Energy was the top-performing sector, benefiting from the strong rebound in oil prices. Financial stocks were aided by rising interest rates and a steeper yield curve. Traditionally defensive sectors such as utilities and consumer staples lagged.

PERFORMANCE DISCUSSION

Although the Fund captured the bulk of the market’s upside, it ultimately underperformed the S&P 500 Index. Our sector allocations, namely a zero weight in the strong-performing energy sector, weighed on relative results. Although oil prices have improved, disappointing returns on invested capital and a lack of control over supply has generally led us to avoid the industry.

At the security level, Merck led relative detractors. The company faced concerns over renewed political discussions calling for increased drug price regulation during the period. Supply chain issues resulted in apparel company VF Corp. also being among the top detractors. The temporary closure of select Asian factories due to COVID-19 directly impacted VF Corp.’s footwear and apparel businesses, while transportation bottlenecks related to coastal port backups affected the company’s ability to import product. Lastly, McDonald’s had performed well during the initial phase of the pandemic but did not participate to the same extent in the stock market’s recovery, especially as the market rotated toward cyclical, often smaller-cap stocks.

Detractors were partially offset by strong stock selection in the technology and consumer discretionary sectors. Digital-oriented companies continued to perform well, partially due to the pandemic-driven acceleration in technological shifts. Semiconductor company KLA was among the largest individual contributors to relative performance. Demand for its capital equipment remained strong as the application of semiconductors across industries continued to increase. Positions in Morgan Stanley and JP-Morgan also contributed to relative returns. Both companies benefited from recovering capital markets. Robust IPO (initial public offering) and debt issuance activity further supported their respective earnings results during the period.

OUTLOOK

We maintain a constructive outlook for equity markets and the potential for capital appreciation through future corporate earnings growth. A high level of consumer savings, the appreciation in asset levels and stronger employment growth should continue to drive strong consumer spending in the upcoming quarters. Increased vaccination rates, the development of additional medical advancements to treat COVID-19 and overall moderation of the Delta variant should gradually result in more people rejoining the workforce and help alleviate current supply chain constraints. We expect the shift toward a more

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

digital economy to continue to result in large productivity gains for companies that will help offset cost inflation and improve margins over time.

However, we are monitoring an array of risks that could negatively affect our outlook. Supply chain disruptions and labor shortages have persisted for longer than we and most investors expected. This coupled with the potential for continued elevation in energy and raw materials prices may lead to overall inflation that could result in more hawkish monetary policy. We are monitoring the impact of inflation on consumer confidence and spending/savings rates. Political developments around the infrastructure bill, debt ceiling and tax reform also require a watchful eye to determine whether our current positioning could need adjustment.

Ultimately, we believe the Fund remains well positioned for the post-COVID environment, with a focus on higher-quality, cash flow generative companies we expect to be long-term winners amid the digital transformation. The Fund has considerable exposure to secular trends that continue to gain momentum, including cloud and software services, the shift to omnichannel commerce and innovation in health care diagnostics and treatments.

We have been pleased with the resilience of dividend payments in our universe of companies through the economic downturn caused by the pandemic. We have seen the resumption of strong dividend increases this year as the economy has recovered and we believe the prospect for future dividend growth for our holdings remains robust. Our focus continues to be on companies with ample free cash flow to support current dividend levels in various economic environments as well as future growth prospects driven by internal initiatives and productive deployment of excess cash flows.

Thank you for your investment in Janus Henderson Growth and Income Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Morgan Stanley	1.94%	0.87%	Merck & Co Inc	2.21%	-0.75%
KLA Corp	2.22%	0.72%	Lockheed Martin Corp	1.37%	-0.50%
JPMorgan Chase & Co	3.21%	0.68%	VF Corp	1.32%	-0.45%
American Express Co	2.11%	0.60%	McDonald's Corp	2.40%	-0.38%
Accenture PLC	4.78%	0.56%	Hasbro Inc	1.54%	-0.30%

	5 Top Contributors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.62%	35.92%	27.37%
	Consumer Discretionary	0.69%	13.17%	12.16%
	Utilities	0.59%	0.08%	2.68%
	Consumer Staples	0.32%	4.82%	6.20%
	Other**	-0.08%	0.21%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Communication Services	-1.25%	4.48%	11.04%
	Energy	-1.05%	0.00%	2.56%
	Health Care	-0.46%	16.16%	13.36%
	Industrials	-0.29%	12.01%	8.50%
	Materials	-0.20%	1.10%	2.65%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.7%
Apple Inc
Technology Hardware, Storage & Peripherals	7.5%
Accenture PLC
Information Technology Services	4.8%
JPMorgan Chase & Co
Banks	3.5%
Texas Instruments Inc
Semiconductor & Semiconductor Equipment	2.7%
27.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.9%
Investment Companies	0.2%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	28.28%	15.80%	15.85%	11.10%	0.99%
Class A Shares at MOP	20.90%	14.44%	15.17%	10.88%
Class C Shares at NAV	27.48%	15.00%	15.01%	10.34%	1.70%
Class C Shares at CDSC	26.48%	15.00%	15.01%	10.34%
Class D Shares	28.63%	16.04%	16.07%	11.21%	0.76%
Class I Shares	28.68%	16.11%	16.14%	11.24%	0.71%
Class N Shares	28.81%	16.15%	16.07%	11.20%	0.63%
Class R Shares	27.82%	15.30%	15.35%	10.66%	1.41%
Class S Shares	28.15%	15.62%	15.66%	10.92%	1.13%
Class T Shares	28.49%	15.92%	15.96%	11.17%	0.87%
S&P 500 Index	30.00%	16.90%	16.63%	10.65%
Morningstar Quartile - Class T Shares	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	905/1,396	522/1,210	380/1,029	46/325

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Growth and Income Fund (unaudited)

Performance

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective April 3, 2021, Jeremiah Buckley is Portfolio Manager of the Fund.

*The Fund’s inception date – May 15, 1991

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,082.20	$5.22	$1,000.00	$1,020.05	$5.06	1.00%
Class C Shares	$1,000.00	$1,078.70	$8.60	$1,000.00	$1,016.80	$8.34	1.65%
Class D Shares	$1,000.00	$1,083.70	$3.87	$1,000.00	$1,021.36	$3.75	0.74%
Class I Shares	$1,000.00	$1,083.80	$3.60	$1,000.00	$1,021.61	$3.50	0.69%
Class N Shares	$1,000.00	$1,084.30	$3.24	$1,000.00	$1,021.96	$3.14	0.62%
Class R Shares	$1,000.00	$1,080.10	$7.25	$1,000.00	$1,018.10	$7.03	1.39%
Class S Shares	$1,000.00	$1,081.50	$5.84	$1,000.00	$1,019.45	$5.67	1.12%
Class T Shares	$1,000.00	$1,082.80	$4.49	$1,000.00	$1,020.76	$4.36	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 99.9%
Aerospace & Defense – 2.3%
General Dynamics Corp	424,892	$83,291,579
Lockheed Martin Corp	235,942	81,423,584
		164,715,163
Air Freight & Logistics – 1.8%
United Parcel Service Inc	696,644	126,858,872
Banks – 3.5%
JPMorgan Chase & Co	1,529,733	250,401,995
Biotechnology – 2.2%
AbbVie Inc	716,469	77,285,511
Gilead Sciences Inc	1,105,493	77,218,686
		154,504,197
Capital Markets – 5.0%
CME Group Inc	694,616	134,324,842
Morgan Stanley	1,656,441	161,188,274
S&P Global Inc	143,625	61,024,826
		356,537,942
Chemicals – 1.1%
Air Products & Chemicals Inc	127,422	32,634,048
Sherwin-Williams Co	174,249	48,742,673
		81,376,721
Commercial Services & Supplies – 0.5%
Waste Management Inc	251,372	37,544,922
Communications Equipment – 1.2%
Motorola Solutions Inc	367,855	85,460,074
Consumer Finance – 2.4%
American Express Co	1,021,295	171,097,551
Electrical Equipment – 1.0%
Rockwell Automation Inc	241,139	70,904,512
Electronic Equipment, Instruments & Components – 2.8%
Corning Inc	1,602,862	58,488,434
TE Connectivity Ltd	1,002,871	137,613,959
		196,102,393
Entertainment – 2.2%
Activision Blizzard Inc	900,934	69,723,282
Electronic Arts Inc	285,219	40,572,403
Warner Music Group Corp - Class A	1,000,144	42,746,155
		153,041,840
Food & Staples Retailing – 2.0%
Costco Wholesale Corp	231,943	104,223,587
Sysco Corp	475,011	37,288,364
		141,511,951
Food Products – 1.2%
Hershey Co	493,789	83,573,788
Health Care Equipment & Supplies – 5.1%
Abbott Laboratories	1,065,407	125,856,529
Dentsply Sirona Inc	723,804	42,016,822
Medtronic PLC	1,126,760	141,239,366
Stryker Corp	202,733	53,464,747
		362,577,464
Health Care Providers & Services – 3.0%
Quest Diagnostics Inc	232,238	33,746,504
UnitedHealth Group Inc	464,656	181,559,685
		215,306,189
Hotels, Restaurants & Leisure – 3.6%
McDonald's Corp	702,898	169,475,737
Starbucks Corp	785,534	86,652,256
		256,127,993

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Household Durables – 1.7%
Garmin Ltd	756,896	$117,667,052
Household Products – 1.8%
Procter & Gamble Co	937,038	130,997,912
Industrial Conglomerates – 2.0%
Honeywell International Inc	651,458	138,291,504
Information Technology Services – 8.3%
Accenture PLC	1,073,853	343,547,052
Automatic Data Processing Inc	328,912	65,756,087
Fidelity National Information Services Inc	342,108	41,627,701
Visa Inc	617,698	137,592,230
		588,523,070
Insurance – 1.5%
Travelers Cos Inc	690,637	104,983,730
Internet & Direct Marketing Retail – 1.1%
eBay Inc	1,111,627	77,447,053
Leisure Products – 1.4%
Hasbro Inc	1,101,415	98,268,246
Machinery – 2.9%
Deere & Co	485,579	162,702,956
Trane Technologies PLC	262,709	45,356,709
		208,059,665
Media – 3.1%
Comcast Corp	3,374,338	188,726,724
Interpublic Group of Cos Inc	775,000	28,419,250
		217,145,974
Multiline Retail – 1.4%
Target Corp	434,510	99,402,853
Pharmaceuticals – 5.3%
AstraZeneca PLC (ADR)	675,000	40,540,500
Eli Lilly & Co	719,663	166,278,136
Merck & Co Inc	1,383,857	103,941,499
Zoetis Inc	319,241	61,977,448
		372,737,583
Professional Services – 0.3%
Booz Allen Hamilton Holding Corp	275,000	21,821,250
Road & Rail – 0.7%
Union Pacific Corp	244,452	47,915,037
Semiconductor & Semiconductor Equipment – 5.3%
KLA Corp	544,744	182,222,316
Texas Instruments Inc	998,730	191,965,893
		374,188,209
Software – 10.9%
Intuit Inc	128,326	69,233,160
Microsoft Corp	2,195,446	618,940,136
Oracle Corp	1,016,487	88,566,512
		776,739,808
Specialty Retail – 2.6%
Best Buy Co Inc	251,714	26,608,687
Home Depot Inc	489,009	160,522,094
		187,130,781
Technology Hardware, Storage & Peripherals – 7.5%
Apple Inc	3,778,136	534,606,244
Textiles, Apparel & Luxury Goods – 1.2%
VF Corp	1,305,129	87,430,592
Total Common Stocks (cost $3,450,699,357)		7,091,000,130

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2021

Shares		Value
Investment Companies– 0.2%
Money Markets – 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $13,284,317)	13,282,989	$13,284,317
Total Investments (total cost $3,463,983,674) – 100.1%		7,104,284,447
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(3,721,829)
Net Assets – 100%		$7,100,562,618

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,063,743,947	99.4%
United Kingdom	40,540,500	0.6

Total	$7,104,284,447	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$5,590	$(67)	$-	$13,284,317

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	6,884,982	241,848,387	(235,448,985)	13,284,317

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$7,091,000,130	$-	$-
Investment Companies	-	13,284,317	-
Total Assets	$7,091,000,130	$13,284,317	$-

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $3,450,699,357)	$7,091,000,130
Affiliated investments, at value (cost $13,284,317)	13,284,317
Cash	8,947
Non-interested Trustees' deferred compensation	176,797
Receivables:
Fund shares sold	3,560,956
Dividends	3,310,971
Foreign tax reclaims	101,424
Dividends from affiliates	407
Other assets	16,906
Total Assets	7,111,460,855
Liabilities:
Payables:	—
Fund shares repurchased	4,829,263
Advisory fees	3,645,407
Transfer agent fees and expenses	1,004,144
Dividends	475,853
Compliance Office fees	217,416
Non-interested Trustees' deferred compensation fees	176,797
12b-1 Distribution and shareholder servicing fees	74,148
Professional fees	62,268
Non-interested Trustees' fees and expenses	50,561
Affiliated fund administration fees payable	15,189
Custodian fees	7,252
Accrued expenses and other payables	339,939
Total Liabilities	10,898,237
Net Assets	$7,100,562,618

See Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,135,504,471
Total distributable earnings (loss)	3,965,058,147
Total Net Assets	$7,100,562,618
Net Assets - Class A Shares	$91,735,110
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,240,440
Net Asset Value Per Share(1)	$73.95
Maximum Offering Price Per Share(2)	$78.46
Net Assets - Class C Shares	$53,156,046
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	730,093
Net Asset Value Per Share(1)	$72.81
Net Assets - Class D Shares	$4,284,566,904
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,832,216
Net Asset Value Per Share	$74.09
Net Assets - Class I Shares	$458,387,214
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,183,996
Net Asset Value Per Share	$74.12
Net Assets - Class N Shares	$73,166,749
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	988,666
Net Asset Value Per Share	$74.01
Net Assets - Class R Shares	$7,329,318
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,802
Net Asset Value Per Share	$73.44
Net Assets - Class S Shares	$23,935,024
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	323,802
Net Asset Value Per Share	$73.92
Net Assets - Class T Shares	$2,108,286,253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,485,109
Net Asset Value Per Share	$74.01

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$116,105,912
Dividends from affiliates	5,590
Other income	22
Foreign tax withheld	(14,644)
Total Investment Income	116,096,880
Expenses:
Advisory fees	40,481,399
12b-1 Distribution and shareholder servicing fees:
Class A Shares	221,560
Class C Shares	510,729
Class R Shares	43,877
Class S Shares	59,085
Transfer agent administrative fees and expenses:
Class D Shares	4,549,100
Class R Shares	22,466
Class S Shares	59,052
Class T Shares	5,064,170
Transfer agent networking and omnibus fees:
Class A Shares	119,151
Class C Shares	33,087
Class I Shares	344,246
Other transfer agent fees and expenses:
Class A Shares	5,098
Class C Shares	2,479
Class D Shares	413,309
Class I Shares	17,928
Class N Shares	1,738
Class R Shares	212
Class S Shares	326
Class T Shares	15,959
Shareholder reports expense	528,567
Affiliated fund administration fees	189,249
Registration fees	141,198
Non-interested Trustees’ fees and expenses	103,397
Professional fees	85,591
Custodian fees	32,044
Other expenses	365,234
Total Expenses	53,410,251
Less: Excess Expense Reimbursement and Waivers	(204,956)
Net Expenses	53,205,295
Net Investment Income/(Loss)	62,891,585

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments	$373,778,995
Investments in affiliates	(67)
Total Net Realized Gain/(Loss) on Investments	373,778,928
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,201,908,352
Total Change in Unrealized Net Appreciation/Depreciation	1,201,908,352
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,638,578,865

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$62,891,585	$95,979,048
Net realized gain/(loss) on investments	373,778,928	153,025,649
Change in unrealized net appreciation/depreciation	1,201,908,352	58,070,834
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,638,578,865	307,075,531
Dividends and Distributions to Shareholders:
Class A Shares	(3,005,988)	(3,048,401)
Class C Shares	(1,593,791)	(1,778,116)
Class D Shares	(147,338,668)	(130,237,043)
Class I Shares	(17,034,840)	(19,976,272)
Class N Shares	(2,416,858)	(1,879,273)
Class R Shares	(286,219)	(266,112)
Class S Shares	(800,410)	(825,186)
Class T Shares	(72,590,111)	(71,126,887)
Net Decrease from Dividends and Distributions to Shareholders	(245,066,885)	(229,137,290)
Capital Share Transactions:
Class A Shares	(7,064,117)	(9,139,437)
Class C Shares	(7,962,136)	(9,690,457)
Class D Shares	(52,885,131)	(108,566,929)
Class I Shares	(63,281,156)	(107,124,997)
Class N Shares	4,488,641	14,451,976
Class R Shares	(2,644,604)	150,505
Class S Shares	(3,898,946)	(2,075,145)
Class T Shares	(117,933,431)	(200,097,343)
Net Increase/(Decrease) from Capital Share Transactions	(251,180,880)	(422,091,827)
Net Increase/(Decrease) in Net Assets	1,142,331,100	(344,153,586)
Net Assets:
Beginning of period	5,958,231,518	6,302,385,104
End of period	$7,100,562,618	$5,958,231,518

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.77	$58.49	$59.20	$51.66	$46.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.80	1.00	0.91	0.88
Net realized and unrealized gain/(loss)	16.06	2.53	2.27	8.49	8.59
Total from Investment Operations	16.55	3.33	3.27	9.40	9.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.83)	(1.01)	(0.91)	(1.04)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	(2.98)
Total Dividends and Distributions	(2.37)	(2.05)	(3.98)	(1.86)	(4.02)
Net Asset Value, End of Period	$73.95	$59.77	$58.49	$59.20	$51.66
Total Return*	28.28%	5.81%	6.53%	18.48%	21.54%
Net Assets, End of Period (in thousands)	$91,735	$80,310	$88,445	$32,284	$20,406
Average Net Assets for the Period (in thousands)	$88,624	$80,441	$64,525	$25,843	$25,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.99%	0.95%	0.95%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.99%	0.95%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	0.71%	1.41%	1.79%	1.63%	1.82%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$58.90	$57.68	$58.46	$51.07	$45.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.43	0.56	0.49	0.55
Net realized and unrealized gain/(loss)	15.82	2.49	2.26	8.39	8.47
Total from Investment Operations	15.87	2.92	2.82	8.88	9.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.48)	(0.63)	(0.54)	(0.72)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	(2.98)
Total Dividends and Distributions	(1.96)	(1.70)	(3.60)	(1.49)	(3.70)
Net Asset Value, End of Period	$72.81	$58.90	$57.68	$58.46	$51.07
Total Return*	27.48%	5.12%	5.75%	17.59%	20.68%
Net Assets, End of Period (in thousands)	$53,156	$49,982	$59,591	$25,899	$20,277
Average Net Assets for the Period (in thousands)	$53,200	$55,935	$42,229	$22,813	$19,922
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.64%	1.69%	1.68%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.64%	1.69%	1.68%	1.66%
Ratio of Net Investment Income/(Loss)	0.08%	0.77%	1.02%	0.90%	1.14%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.87	$58.58	$59.27	$51.71	$46.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.67	0.93	1.09	1.01	0.98
Net realized and unrealized gain/(loss)	16.11	2.54	2.28	8.51	8.58
Total from Investment Operations	16.78	3.47	3.37	9.52	9.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.70)	(0.96)	(1.09)	(1.01)	(1.12)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	(2.98)
Total Dividends and Distributions	(2.56)	(2.18)	(4.06)	(1.96)	(4.10)
Net Asset Value, End of Period	$74.09	$59.87	$58.58	$59.27	$51.71
Total Return*	28.63%	6.07%	6.71%	18.69%	21.74%
Net Assets, End of Period (in thousands)	$4,284,567	$3,506,038	$3,546,939	$3,508,493	$3,113,324
Average Net Assets for the Period (in thousands)	$4,038,177	$3,410,901	$3,396,252	$3,349,596	$2,911,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	0.76%	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.76%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	0.97%	1.64%	1.95%	1.80%	2.04%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.90	$58.61	$59.29	$51.74	$46.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.71	0.97	1.13	1.05	1.02
Net realized and unrealized gain/(loss)	16.10	2.52	2.29	8.50	8.59
Total from Investment Operations	16.81	3.49	3.42	9.55	9.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.73)	(0.98)	(1.13)	(1.05)	(1.16)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	(2.98)
Total Dividends and Distributions	(2.59)	(2.20)	(4.10)	(2.00)	(4.14)
Net Asset Value, End of Period	$74.12	$59.90	$58.61	$59.29	$51.74
Total Return*	28.68%	6.11%	6.80%	18.75%	21.84%
Net Assets, End of Period (in thousands)	$458,387	$429,567	$537,792	$175,321	$99,108
Average Net Assets for the Period (in thousands)	$443,087	$500,070	$359,418	$129,552	$75,159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.71%	0.71%	0.69%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.71%	0.71%	0.69%	0.71%
Ratio of Net Investment Income/(Loss)	1.03%	1.70%	2.02%	1.88%	2.11%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$59.80	$58.52	$59.22	$51.67	$50.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.76	1.00	1.14	1.12	0.20
Net realized and unrealized gain/(loss)	16.09	2.53	2.30	8.45	1.47
Total from Investment Operations	16.85	3.53	3.44	9.57	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.78)	(1.03)	(1.17)	(1.07)	(0.24)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	—
Total Dividends and Distributions	(2.64)	(2.25)	(4.14)	(2.02)	(0.24)
Net Asset Value, End of Period	$74.01	$59.80	$58.52	$59.22	$51.67
Total Return*	28.81%	6.20%	6.85%	18.83%	3.33%
Net Assets, End of Period (in thousands)	$73,167	$55,506	$40,399	$8,802	$52
Average Net Assets for the Period (in thousands)	$65,537	$50,678	$17,524	$7,427	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.63%	0.64%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.63%	0.64%	0.65%	0.63%
Ratio of Net Investment Income/(Loss)	1.09%	1.76%	2.04%	2.00%	2.54%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.35	$58.10	$58.86	$51.40	$46.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.57	0.72	0.65	0.69
Net realized and unrealized gain/(loss)	15.95	2.51	2.27	8.44	8.52
Total from Investment Operations	16.18	3.08	2.99	9.09	9.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.61)	(0.78)	(0.68)	(0.85)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	(2.98)
Total Dividends and Distributions	(2.09)	(1.83)	(3.75)	(1.63)	(3.83)
Net Asset Value, End of Period	$73.44	$59.35	$58.10	$58.86	$51.40
Total Return*	27.82%	5.38%	6.03%	17.92%	21.01%
Net Assets, End of Period (in thousands)	$7,329	$8,023	$7,760	$5,244	$3,324
Average Net Assets for the Period (in thousands)	$8,987	$8,032	$6,321	$3,952	$3,201
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.40%	1.42%	1.41%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.40%	1.42%	1.41%	1.38%
Ratio of Net Investment Income/(Loss)	0.34%	1.00%	1.30%	1.18%	1.44%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.74	$58.47	$59.17	$51.63	$46.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.72	0.89	0.80	0.82
Net realized and unrealized gain/(loss)	16.05	2.53	2.28	8.50	8.56
Total from Investment Operations	16.47	3.25	3.17	9.30	9.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.76)	(0.90)	(0.81)	(0.96)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	(2.98)
Total Dividends and Distributions	(2.29)	(1.98)	(3.87)	(1.76)	(3.94)
Net Asset Value, End of Period	$73.92	$59.74	$58.47	$59.17	$51.63
Total Return*	28.15%	5.67%	6.34%	18.27%	21.34%
Net Assets, End of Period (in thousands)	$23,935	$22,870	$24,559	$23,236	$23,254
Average Net Assets for the Period (in thousands)	$23,621	$23,489	$22,203	$24,627	$23,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.13%	1.13%	1.13%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.13%	1.12%	1.12%	1.12%
Ratio of Net Investment Income/(Loss)	0.61%	1.28%	1.59%	1.43%	1.69%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.81	$58.53	$59.22	$51.68	$46.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.60	0.88	1.04	0.95	0.94
Net realized and unrealized gain/(loss)	16.08	2.52	2.28	8.49	8.58
Total from Investment Operations	16.68	3.40	3.32	9.44	9.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.90)	(1.04)	(0.95)	(1.08)
Distributions (from capital gains)	(1.86)	(1.22)	(2.97)	(0.95)	(2.98)
Total Dividends and Distributions	(2.48)	(2.12)	(4.01)	(1.90)	(4.06)
Net Asset Value, End of Period	$74.01	$59.81	$58.53	$59.22	$51.68
Total Return*	28.49%	5.95%	6.62%	18.56%	21.65%
Net Assets, End of Period (in thousands)	$2,108,286	$1,805,935	$1,996,900	$1,842,777	$1,594,797
Average Net Assets for the Period (in thousands)	$2,025,668	$1,863,456	$1,852,659	$1,735,754	$1,489,926
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	0.87%	1.54%	1.86%	1.71%	1.95%
Portfolio Turnover Rate	11%	24%	13%	13%	16%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

22	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

24	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Notes to Financial Statements

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital  an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

26	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Notes to Financial Statements

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $13,445.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements

year ended September 30, 2021, redeeming shareholders of Class A Shares paid CDSCs of $2,550 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $3,777.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,428,806	$ 326,651,286	$ -	$ -	$ -	$ (209,414)	$3,636,187,469

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,468,096,978	$3,648,771,026	$(12,583,557)	$ 3,636,187,469

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 67,093,208	$ 177,973,677	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 97,885,118	$ 131,252,172	$ -	$ -

28	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 13,104,953	$ (1,077)	$ (13,103,876)

Capital has been adjusted by $13,104,953, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	317,074	$ 21,900,002	466,269	$ 26,457,587
Reinvested dividends and distributions	38,554	2,496,983	41,510	2,426,531
Shares repurchased	(458,894)	(31,461,102)	(676,205)	(38,023,555)
Net Increase/(Decrease)	(103,266)	$ (7,064,117)	(168,426)	$ (9,139,437)
Class C Shares:
Shares sold	65,045	$ 4,373,127	185,860	$ 10,548,555
Reinvested dividends and distributions	22,908	1,440,854	27,535	1,601,486
Shares repurchased	(206,455)	(13,776,117)	(397,976)	(21,840,498)
Net Increase/(Decrease)	(118,502)	$ (7,962,136)	(184,581)	$ (9,690,457)
Class D Shares:
Shares sold	2,072,425	$ 145,475,499	2,160,911	$ 119,410,044
Reinvested dividends and distributions	2,190,254	142,830,614	2,170,105	126,317,290
Shares repurchased	(4,993,327)	(341,191,244)	(6,312,471)	(354,294,263)
Net Increase/(Decrease)	(730,648)	$ (52,885,131)	(1,981,455)	$(108,566,929)
Class I Shares:
Shares sold	1,655,059	$ 115,739,516	3,540,359	$ 193,102,708
Reinvested dividends and distributions	235,177	15,341,172	306,665	17,885,546
Shares repurchased	(2,878,102)	(194,361,844)	(5,851,097)	(318,113,251)
Net Increase/(Decrease)	(987,866)	$ (63,281,156)	(2,004,073)	$(107,124,997)
Class N Shares:
Shares sold	284,710	$ 20,263,050	509,796	$ 29,988,990
Reinvested dividends and distributions	35,695	2,332,353	31,307	1,808,367
Shares repurchased	(259,866)	(18,106,762)	(303,276)	(17,345,381)
Net Increase/(Decrease)	60,539	$ 4,488,641	237,827	$ 14,451,976
Class R Shares:
Shares sold	19,220	$ 1,276,569	63,553	$ 3,624,932
Reinvested dividends and distributions	4,494	285,834	4,417	258,048
Shares repurchased	(59,092)	(4,207,007)	(66,359)	(3,732,475)
Net Increase/(Decrease)	(35,378)	$ (2,644,604)	1,611	$ 150,505
Class S Shares:
Shares sold	30,316	$ 2,038,164	67,641	$ 3,784,583
Reinvested dividends and distributions	12,366	797,994	14,097	822,632
Shares repurchased	(101,712)	(6,735,104)	(118,937)	(6,682,360)
Net Increase/(Decrease)	(59,030)	$ (3,898,946)	(37,199)	$ (2,075,145)
Class T Shares:
Shares sold	1,893,177	$ 131,550,510	3,020,750	$ 172,452,075
Reinvested dividends and distributions	1,088,846	70,761,595	1,192,293	69,506,137
Shares repurchased	(4,689,839)	(320,245,536)	(8,135,630)	(442,055,555)
Net Increase/(Decrease)	(1,707,816)	$(117,933,431)	(3,922,587)	$(200,097,343)

Janus Investment Fund	29

Janus Henderson Growth and Income Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$722,218,245	$1,161,492,261	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Growth and Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	31

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

32	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	33

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

34	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

36	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	37

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Growth and Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$191,078,630
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	51

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Portfolio Manager Janus Henderson Growth and Income Fund	7/14-Present	Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	55

Janus Henderson Growth and Income Fund

Notes

NotesPage1

56	SEPTEMBER 30, 2021

Janus Henderson Growth and Income Fund

Notes

NotesPage2

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93048 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson International Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Janus Henderson International Opportunities Fund (unaudited)

FUND SNAPSHOT

 In today’s global markets, robust return opportunities may be outside the U.S. The Janus Henderson International Opportunities Fund is an international equity fund that seeks long-term growth of capital. The Fund employs a regional multi-sleeve approach where each underlying sub-portfolio management team is able to focus on their highest-conviction ideas.

Paul O’Connor co-portfolio manager	Dean Cheeseman co-portfolio manager

PERFORMANCE

The Janus Henderson International Opportunities Fund lagged its benchmark, the MSCI All Country World ex-U.S. IndexSM, for the 12-month period ended September 30, 2021. The Fund’s I Shares returned 17.18% versus the benchmark’s return of 23.92%, resulting in 674 basis points (bps) of underperformance. Among the Fund’s six regional sleeves, the Europe 1 sleeve was the top performer, contributing 27.43%, while the Asia Pacific ex Japan sleeve was the top detractor, with a 3.40% return.

INVESTMENT ENVIRONMENT

As the 12-month period unfolded, financial markets shifted from being dominated by the simple “reopening reflation” theme that set the tone in the fourth quarter of 2020 and into the early months of 2021, to instead reflecting the growing impact of a more complicated tangle of macro influences. While the “everything rally” of the first two quarters of 2021 saw most asset classes deliver healthy returns, the third quarter was a very different story, with developed market equities generally flat and Asian and emerging markets posting negative returns. Central banks remained alert to the need to balance continued support as economies recover post-pandemic with the need to temper the stimulus as growth becomes more established. Supply chain bottlenecks created short-term inflationary pressures that the markets worried could result in policy errors, ultimately stalling the recovery before it even becomes fully established.

PERFORMANCE DISCUSSION

A deeper look into performance for the past 12 months reveals that while all six regional sleeves produced positive returns, regulatory changes and property market concerns in China had a negative impact. The Global Growth and Japan sleeves posted reasonably strong performance, though both slightly lagged their individual benchmarks. The real trouble spots in the Fund were the Asia Pacific ex Japan sub-portfolio, as noted above, and Emerging Markets. High exposure to Chinese and Hong Kong markets, low exposure to energy companies and the continuing direct and derivative impacts of the pandemic across Latin America caused these sleeves to lag their respective benchmarks by a meaningful margin.

On a sector basis, our stock selection in consumer staples, industrials and health care, along with overweight exposure to the latter, were the primary contributors to relative performance. While these results were encouraging, stock selection across financials, information technology and consumer discretionary proved too big a burden to overcome.

New Oriental, a Chinese provider of private educational services and platforms, was the largest detractor from relative performance at the individual stock level over the period. The education industry was an area of regulatory focus this year, with for-profit tutoring – New Oriental’s specialty – falling squarely in the crosshairs. The Chinese government announced changes in April and July that sent the company’s share price plummeting.

The top-performing holding over the year was Danish pharmaceutical company Novo Nordisk. Shares performed well on the broad recovery we saw in European equities over the period, along with positive momentum in drug testing results and growth in segments treating diabetes and obesity. The latter could potentially prove a true source of growth as therapeutics in obesity are somewhat lacking relative to other fields.

OUTLOOK

After a prolonged period of easy monetary policy and fiscal spending, markets now are having to contend with the removal of these supports. Growth momentum appears to have peaked while supply-side issues have pushed inflation above central bank targets. The hawkish shift at many central banks has clearly given investors pause. At the same time, a slowing Chinese economy with

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)

a more interventionist government increases economic risks.

The recent turbulence in financial markets reflects investors struggling to price in some fast-changing developments on the global economic and policy fronts. While the big picture is still of a strong global expansion carrying well into 2022, the outlook is complicated by a broadening range of global supply shortages and related wage and price squeezes in some economies. These macro dynamics raise awkward questions for fiscal and monetary policy makers, creating further uncertainties for investors to digest. On top of this, the third quarter of 2021 has seen several idiosyncratic, but globally significant developments in China that appear likely to demand investor attention well into next year.

It is hard to avoid the supposition that the near-term outlook for global equities is unusually opaque, given the number of conflicting economic and market dynamics now in play. Growth seems likely to remain strong in some regions, but downgrades loom elsewhere. Monetary and fiscal policy may be tightened in some countries but may still ease in others. Commodity squeezes could potentially create big winners and losers. To us, the balance of risks still looks most favorable in cyclical developed equity markets such as Europe and Japan. We remain concerned that recent adverse developments in China are not yet fully priced into Chinese stocks and could overshadow the outlook for these markets for some time to come.

Thank you for your continued investment in the Janus Henderson International Opportunities Fund.

2	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Novo Nordisk A/S	2.64%	0.66%	New Oriental Education & Technology Group Inc (ADR)	1.06%	-1.88%
Housing Development Finance Corp Ltd	2.86%	0.63%	Sands China Ltd	1.32%	-1.06%
UniCredit SpA	2.24%	0.61%	Ping An Insurance Group Co of China Ltd	2.07%	-1.04%
SK Hynix Inc	0.40%	0.47%	Grifols SA (ADR)	1.81%	-0.82%
Samsung Electronics Co Ltd	2.63%	0.46%	Nexi SpA	0.86%	-0.80%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Consumer Staples	1.18%	6.95%	8.68%
	Health Care	0.63%	10.23%	9.39%
	Industrials	0.63%	7.07%	11.79%
	Real Estate	0.24%	1.23%	2.59%
	Utilities	-0.28%	3.34%	3.17%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Financials	-2.56%	16.92%	18.43%
	Information Technology	-2.05%	14.84%	12.70%
	Consumer Discretionary	-1.82%	14.60%	13.64%
	Energy	-0.83%	1.18%	4.41%
	Communication Services	-0.81%	13.49%	6.97%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Novo Nordisk A/S
Pharmaceuticals	3.2%
Koninklijke DSM NV
Chemicals	3.1%
Housing Development Finance Corp Ltd
Thrifts & Mortgage Finance	2.8%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	2.7%
Stellantis NV
Automobiles	2.4%
14.2%

Asset Allocation - (% of Net Assets)
Common Stocks	89.4%
Investment Companies	6.9%
Preferred Stocks	2.3%
Other	1.4%
100.0%

Emerging markets comprised 23.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	16.83%	6.52%	7.75%	8.05%	1.42%	1.26%
Class A Shares at MOP	10.12%	5.27%	7.12%	7.73%
Class C Shares at NAV	16.01%	5.77%	6.96%	7.25%	2.15%	1.99%
Class C Shares at CDSC	15.01%	5.77%	6.96%	7.25%
Class D Shares	17.05%	6.70%	7.84%	8.09%	1.41%	1.04%
Class I Shares	17.18%	6.83%	8.06%	8.24%	1.12%	0.95%
Class N Shares	17.22%	6.87%	7.95%	8.15%	1.05%	0.88%
Class R Shares	16.64%	6.20%	7.42%	7.80%	1.84%	1.59%
Class S Shares	17.13%	6.46%	7.70%	8.02%	4.71%	1.39%
Class T Shares	16.96%	6.63%	7.81%	8.07%	1.31%	1.13%
MSCI All Country World ex-U.S. Index	23.92%	8.94%	7.48%	6.53%
Morningstar Quartile - Class A Shares	4th	4th	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	703/778	595/673	340/533	20/320

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson International Opportunities Fund (unaudited)

Performance

non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

6	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective January 28, 2020, the Fund’s primary benchmark index changed from the MSCI EAFE Index to the MSCI All Country World ex-U.S. Index. Janus Henderson believes that the MSCI All Country World ex-U.S. Index represents a more appropriate benchmark for the Fund, given its exposure to developing markets.

*The Predecessor Fund’s inception date – August 31, 2001.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	7

Janus Henderson International Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$983.90	$6.12	$1,000.00	$1,018.90	$6.23	1.23%
Class C Shares	$1,000.00	$980.30	$9.73	$1,000.00	$1,015.24	$9.90	1.96%
Class D Shares	$1,000.00	$984.50	$5.12	$1,000.00	$1,019.90	$5.22	1.03%
Class I Shares	$1,000.00	$985.20	$4.73	$1,000.00	$1,020.31	$4.81	0.95%
Class N Shares	$1,000.00	$985.20	$4.38	$1,000.00	$1,020.66	$4.46	0.88%
Class R Shares	$1,000.00	$982.20	$7.45	$1,000.00	$1,017.55	$7.59	1.50%
Class S Shares	$1,000.00	$983.50	$6.07	$1,000.00	$1,018.95	$6.17	1.22%
Class T Shares	$1,000.00	$984.20	$5.52	$1,000.00	$1,019.50	$5.62	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 89.4%
Automobiles – 5.6%
Daimler AG	187,187	$16,637,877
Stellantis NV	1,589,931	30,355,706
Toyota Motor Corp	1,355,000	24,241,788
		71,235,371
Banks – 4.4%
HDFC Bank Ltd	1,198,167	25,688,712
Itau Unibanco Holding SA (ADR)	992,387	5,229,879
UniCredit SpA	1,974,383	26,112,832
		57,031,423
Beverages – 3.1%
Asahi Group Holdings Ltd	266,000	12,887,296
Carlsberg A/S	101,786	16,560,904
Pernod Ricard SA	46,892	10,253,330
		39,701,530
Biotechnology – 1.8%
Grifols SA (ADR)	1,620,527	23,675,899
Building Products – 1.5%
Cie de Saint-Gobain	286,958	19,324,684
Capital Markets – 1.3%
Allfunds Group PLC*	83,384	1,620,532
Macquarie Group Ltd	110,561	14,502,877
		16,123,409
Chemicals – 5.1%
Akzo Nobel NV	84,790	9,231,645
Koninklijke DSM NV	200,605	40,091,444
Shin-Etsu Chemical Co Ltd	95,500	16,109,649
		65,432,738
Commercial Services & Supplies – 1.5%
SPIE SA	832,377	18,855,574
Diversified Consumer Services – 0.3%
Afya Ltd*	213,751	4,219,445
Diversified Financial Services – 0.3%
Linklogis Inc - Class B (144A)*	4,004,000	4,085,842
Diversified Telecommunication Services – 0.2%
Telecom Italia SpA/Milano	7,884,838	3,089,537
Electric Utilities – 1.5%
EDP - Energias de Portugal SA	3,676,143	19,281,398
Electronic Equipment, Instruments & Components – 1.1%
TDK Corp	284,000	10,261,512
Wingtech Technology Co Ltd - Class A	260,532	3,752,141
		14,013,653
Entertainment – 2.2%
Netflix Inc*	17,738	10,826,211
Sea Ltd (ADR)*	54,778	17,459,392
		28,285,603
Food & Staples Retailing – 1.0%
Seven & i Holdings Co Ltd	280,000	12,707,978
Food Products – 3.4%
Danone SA	410,353	28,004,953
Uni-President Enterprises Corp	6,247,000	15,194,268
		43,199,221
Health Care Equipment & Supplies – 1.3%
Siemens Healthineers AG (144A)	254,821	16,579,061
Health Care Providers & Services – 1.2%
Korian SA	439,741	15,337,236
Household Durables – 1.8%
Sony Corp	203,000	22,609,418

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Information Technology Services – 4.2%
Mastercard Inc	33,624	$11,690,392
Network International Holdings PLC (144A)*	1,131,038	5,532,413
Tata Consultancy Services Ltd	273,058	13,827,840
Worldline SA/France (144A)*	303,901	23,183,439
		54,234,084
Insurance – 6.5%
AIA Group Ltd	2,531,400	29,147,832
ASR Nederland NV	477,564	21,724,078
Ping An Insurance Group Co of China Ltd	2,184,000	14,820,077
Tokio Marine Holdings Inc	336,000	18,021,288
		83,713,275
Interactive Media & Services – 4.0%
Alphabet Inc - Class C*	4,197	11,186,306
Tencent Holdings Ltd	334,400	19,607,912
Yandex NV*	111,655	8,897,787
Z Holdings Corp	1,800,000	11,553,069
		51,245,074
Internet & Direct Marketing Retail – 3.0%
Alibaba Group Holding Ltd*	686,716	12,773,336
HelloFresh SE*	122,129	11,305,254
MercadoLibre Inc*	2,335	3,921,399
Naspers Ltd	30,414	5,014,841
Ozon Holdings PLC (ADR)*	109,397	5,519,079
		38,533,909
Life Sciences Tools & Services – 0.9%
ICON PLC*	44,209	11,583,642
Machinery – 2.9%
Mitsubishi Heavy Industries Ltd	250,000	6,750,547
Outotec OYJ	1,165,968	10,625,116
SMC Corp/Japan	15,300	9,573,396
Volvo AB	475,954	10,697,446
		37,646,505
Media – 1.2%
Informa PLC*	2,115,383	15,498,192
Metals & Mining – 0.5%
Ivanhoe Mines Ltd*	1,082,364	6,922,890
Multi-Utilities – 2.2%
RWE AG	782,265	27,650,507
Oil, Gas & Consumable Fuels – 1.3%
LUKOIL PJSC (ADR)	168,210	16,014,486
Paper & Forest Products – 1.7%
Suzano SA*	430,322	4,308,831
UPM-Kymmene Oyj	496,638	17,545,054
		21,853,885
Personal Products – 1.5%
Estee Lauder Cos Inc	34,013	10,201,519
Unilever PLC	175,957	9,489,427
		19,690,946
Pharmaceuticals – 6.7%
Daiichi Sankyo Co Ltd	666,000	17,769,820
Merck KGaA	43,851	9,534,543
Novo Nordisk A/S	424,452	40,832,943
Sanofi	188,520	18,145,424
		86,282,730
Professional Services – 1.4%
RELX PLC	608,466	17,567,579
Real Estate Management & Development – 1.3%
Swire Pacific Ltd	2,353,500	13,950,047

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Real Estate Management & Development– (continued)
Swire Pacific Ltd - Class B	2,202,500	$2,161,869
		16,111,916
Road & Rail – 0.3%
Full Truck Alliance Co (ADR)*	275,992	4,230,957
Semiconductor & Semiconductor Equipment – 4.7%
Renesas Electronics Corp*	940,000	11,599,999
SK Hynix Inc	157,531	13,595,457
Taiwan Semiconductor Manufacturing Co Ltd	1,692,000	34,893,939
		60,089,395
Software – 0.9%
Microsoft Corp	40,288	11,357,993
Technology Hardware, Storage & Peripherals – 0.6%
FUJIFILM Holdings Corp	90,000	7,761,743
Thrifts & Mortgage Finance – 2.8%
Housing Development Finance Corp Ltd	962,522	35,225,776
Trading Companies & Distributors – 1.1%
Mitsubishi Corp	451,000	14,110,390
Wireless Telecommunication Services – 1.1%
SoftBank Group Corp	243,000	14,044,224
Total Common Stocks (cost $916,436,515)		1,146,159,118
Preferred Stocks– 2.3%
Technology Hardware, Storage & Peripherals – 2.3%
Samsung Electronics Co Ltd((cost $11,719,858)	509,828	29,866,754
Investment Companies– 6.9%
Money Markets – 6.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $88,574,437)	88,565,581	88,574,437
Total Investments (total cost $1,016,730,810) – 98.6%		1,264,600,309
Cash, Receivables and Other Assets, net of Liabilities – 1.4%		18,249,665
Net Assets – 100%		$1,282,849,974

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$210,002,117	16.6%
United States	143,836,858	11.4
France	133,104,640	10.5
Netherlands	98,104,173	7.8
Germany	81,707,242	6.5
India	74,742,328	5.9
Taiwan	67,547,599	5.3
Italy	59,558,075	4.7
China	59,270,265	4.7
Denmark	57,393,847	4.5
Hong Kong	45,259,748	3.6
South Korea	43,462,211	3.4
Russia	30,431,352	2.4
Finland	28,170,170	2.2
Spain	25,296,431	2.0
United Kingdom	21,030,605	1.7
Portugal	19,281,398	1.5
Australia	14,502,877	1.2
Brazil	13,758,155	1.1
Ireland	11,583,642	0.9
Sweden	10,697,446	0.8
Canada	6,922,890	0.6
South Africa	5,014,841	0.4
Argentina	3,921,399	0.3

Total	$1,264,600,309	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 6.9%
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$19,713	$861	$-	$88,574,437

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 6.9%
Money Markets - 6.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	21,113,844	553,006,370	(485,546,638)	88,574,437

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $49,380,755, which represents 3.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$5,229,879	$51,801,544	$-
Biotechnology	23,675,899	-	-
Diversified Consumer Services	4,219,445	-	-
Entertainment	28,285,603	-	-
Information Technology Services	11,690,392	42,543,692	-
Interactive Media & Services	20,084,093	31,160,981	-
Internet & Direct Marketing Retail	9,440,478	29,093,431	-
Life Sciences Tools & Services	11,583,642	-	-
Metals & Mining	6,922,890	-	-
Paper & Forest Products	4,308,831	17,545,054	-
Personal Products	10,201,519	9,489,427	-
Road & Rail	4,230,957	-	-
Software	11,357,993	-	-
All Other	-	813,293,368	-
Preferred Stocks	-	29,866,754	-
Investment Companies	-	88,574,437	-
Total Assets	$151,231,621	$1,113,368,688	$-

14	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $928,156,373)	$1,176,025,872
Affiliated investments, at value (cost $88,574,437)	88,574,437
Cash denominated in foreign currency (cost $2,337,416)	2,337,416
Non-interested Trustees' deferred compensation	31,951
Receivables:
Investments sold	40,032,015
Fund shares sold	30,980,065
Foreign tax reclaims	6,030,800
Dividends	2,885,115
Due from adviser	1,324,835
Dividends from affiliates	2,817
Other assets	10,072
Total Assets	1,348,235,395
Liabilities:
Due to custodian	25,554
Payables:	—
Fund shares repurchased	33,680,555
Investments purchased	25,389,161
Foreign withholding tax reclaim fee (Note 1)	3,399,668
Professional fees	1,243,276
Advisory fees	1,098,096
Transfer agent fees and expenses	161,555
12b-1 Distribution and shareholder servicing fees	109,108
Custodian fees	44,724
Non-interested Trustees' deferred compensation fees	31,951
Non-interested Trustees' fees and expenses	12,637
Affiliated fund administration fees payable	2,745
Accrued expenses and other payables	186,391
Total Liabilities	65,385,421
Net Assets	$1,282,849,974

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$886,541,923
Total distributable earnings (loss) (includes $2,164,192 of foreign capital gains tax)	396,308,051
Total Net Assets	$1,282,849,974
Net Assets - Class A Shares	$328,758,874
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,405,821
Net Asset Value Per Share(1)	$28.82
Maximum Offering Price Per Share(2)	$30.58
Net Assets - Class C Shares	$43,690,446
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,621,001
Net Asset Value Per Share(1)	$26.95
Net Assets - Class D Shares	$3,379,389
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117,793
Net Asset Value Per Share	$28.69
Net Assets - Class I Shares	$703,784,839
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,506,772
Net Asset Value Per Share	$28.72
Net Assets - Class N Shares	$197,221,630
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,865,057
Net Asset Value Per Share	$28.73
Net Assets - Class R Shares	$2,904,912
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102,721
Net Asset Value Per Share	$28.28
Net Assets - Class S Shares	$69,748
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,429
Net Asset Value Per Share	$28.71
Net Assets - Class T Shares	$3,040,136
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	105,313
Net Asset Value Per Share	$28.87

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Statement of Operations

For the year ended September 30, 2021

See footnotes at the end of the Statement.

Investment Income:
Dividends	$31,634,942
Interest	34,673
Dividends from affiliates	19,713
Other income	115,284
Foreign withholding tax income (net of foreign withholding tax reclaim fee of $3,399,668 (Note 1)	8,397,233
Total Investment Income	40,201,845
Expenses:
Advisory fees	15,141,993
12b-1 Distribution and shareholder servicing fees:
Class A Shares	847,791
Class C Shares	535,900
Class R Shares	12,320
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	3,428
Class R Shares	10,233
Class S Shares	172
Class T Shares	15,099
Transfer agent networking and omnibus fees:
Class A Shares	328,713
Class C Shares	51,765
Class I Shares	527,818
Other transfer agent fees and expenses:
Class A Shares	20,857
Class C Shares	2,912
Class D Shares	1,038
Class I Shares	33,081
Class N Shares	10,716
Class R Shares	148
Class S Shares	4
Class T Shares	83
Professional fees	1,238,574
Custodian fees	235,893
Registration fees	119,128
Shareholder reports expense	93,510
Affiliated fund administration fees	40,431
Non-interested Trustees’ fees and expenses	25,540
Other expenses	158,898
Total Expenses	19,456,045
Less: Excess Expense Reimbursement and Waivers	(3,727,937)
Net Expenses	15,728,108
Net Investment Income/(Loss)	24,473,737

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $1,162,623)	$248,282,427
Investments in affiliates	861
Total Net Realized Gain/(Loss) on Investments	248,283,288
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $140,524)	(13,483,959)
Total Change in Unrealized Net Appreciation/Depreciation	(13,483,959)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$259,273,066

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020(1) As Restated

Operations:
Net investment income/(loss)	$24,473,737	$10,433,407
Net realized gain/(loss) on investments	248,283,288	(14,744,525)
Change in unrealized net appreciation/depreciation	(13,483,959)	85,133,355
Net Increase/(Decrease) in Net Assets Resulting from Operations	259,273,066	80,822,237
Dividends and Distributions to Shareholders:
Class A Shares	(2,070,127)	(12,991,699)
Class C Shares	—	(2,963,075)
Class D Shares	(22,785)	(84,444)
Class I Shares	(7,683,079)	(41,159,651)
Class N Shares	(4,419,924)	(12,284,474)
Class R Shares	(7,534)	(257,199)
Class S Shares	(518)	(3,190)
Class T Shares	(21,323)	(845,346)
Net Decrease from Dividends and Distributions to Shareholders	(14,225,290)	(70,589,078)
Capital Share Transactions:
Class A Shares	(14,395,046)	(64,942,007)
Class C Shares	(27,820,112)	(46,154,526)
Class D Shares	836,898	(100,183)
Class I Shares	(133,210,365)	(322,375,979)
Class N Shares	(238,333,529)	68,908,971
Class R Shares	(1,958,297)	(5,070,758)
Class S Shares	1,216	(44,220)
Class T Shares	(1,351,819)	(25,040,957)
Net Increase/(Decrease) from Capital Share Transactions	(416,231,054)	(394,819,659)
Net Increase/(Decrease) in Net Assets	(171,183,278)	(384,586,500)
Net Assets:
Beginning of period	1,454,033,252	1,838,619,752
End of period	$1,282,849,974	$1,454,033,252

(1) As Restated, see Note 7 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.77	$24.08	$29.10	$29.50	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44(3)	0.11	0.23	0.28	0.11
Net realized and unrealized gain/(loss)	3.79	1.49	(1.64)	(0.39)	0.31
Total from Investment Operations	4.23	1.60	(1.41)	(0.11)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.22)	(0.44)	(0.29)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.18)	(0.91)	(3.61)	(0.29)	—
Net Asset Value, End of Period	$28.82	$24.77	$24.08	$29.10	$29.50
Total Return*	17.08%	6.61%	(3.07)%(4)	(0.40)%	1.44%
Net Assets, End of Period (in thousands)	$328,759	$295,282	$357,079	$485,243	$623,172
Average Net Assets for the Period (in thousands)	$337,873	$316,482	$419,053	$577,151	$625,740
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%(5)	1.42%	1.45%	1.29%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.28%	1.32%	1.29%	1.33%
Ratio of Net Investment Income/(Loss)	1.53%(3)	0.46%	0.96%	0.94%	2.18%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

Class C Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$23.17	$22.53	$27.13	$27.46	$27.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16(3)	(0.05)	0.02	0.06	0.06
Net realized and unrealized gain/(loss)	3.62	1.38	(1.45)	(0.36)	0.29
Total from Investment Operations	3.78	1.33	(1.43)	(0.30)	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.03)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	—	(0.69)	(3.17)	(0.03)	—
Net Asset Value, End of Period	$26.95	$23.17	$22.53	$27.13	$27.46
Total Return*	16.31%	5.86%	(3.64)%(6)	(1.09)%	1.29%
Net Assets, End of Period (in thousands)	$43,690	$61,292	$106,863	$336,880	$432,601
Average Net Assets for the Period (in thousands)	$55,342	$82,679	$161,985	$397,796	$430,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%(5)	2.06%	2.09%	2.00%	2.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.95%	1.92%	1.97%	2.00%	2.16%
Ratio of Net Investment Income/(Loss)	0.60%(3)	(0.24)%	0.10%	0.22%	1.36%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively, for Class A Shares and $0.14 and 0.52%, respectively, for Class C Shares.

(4) Total return without the effect of affiliated payments would have been (3.11)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08% for Class A Shares and 0.08% for Class C Shares.

(6) Total return without the effect of affiliated payments would have been (3.68)%.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$26.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17
Net realized and unrealized gain/(loss)	3.25
Total from Investment Operations	3.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)
Total Dividends and Distributions	(0.39)
Net Asset Value, End of Period	$29.08
Total Return*	13.36%
Net Assets, End of Period (in thousands)	$637,250
Average Net Assets for the Period (in thousands)	$682,656
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%
Ratio of Net Investment Income/(Loss)	0.63%
Portfolio Turnover Rate	51%

Class C Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$24.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)
Net realized and unrealized gain/(loss)	3.04
Total from Investment Operations	3.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)
Total Dividends and Distributions	(0.21)
Net Asset Value, End of Period	$27.11
Total Return*	12.50%
Net Assets, End of Period (in thousands)	$437,418
Average Net Assets for the Period (in thousands)	$457,115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%
Ratio of Net Investment Income/(Loss)	(0.13)%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.68	$24.00	$29.06	$29.51	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.56(3)	0.17	0.29	0.37	0.12
Net realized and unrealized gain/(loss)	3.70	1.48	(1.67)	(0.40)	0.31
Total from Investment Operations	4.26	1.65	(1.38)	(0.03)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.28)	(0.51)	(0.42)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.25)	(0.97)	(3.68)	(0.42)	—
Net Asset Value, End of Period	$28.69	$24.68	$24.00	$29.06	$29.51
Total Return*	17.29%	6.84%	(2.90)%(4)	(0.15)%	1.48%
Net Assets, End of Period (in thousands)	$3,379	$2,210	$2,257	$3,002	$2,187
Average Net Assets for the Period (in thousands)	$3,047	$2,132	$2,483	$3,163	$1,914
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%(5)	1.41%	1.59%	1.16%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.06%	1.13%	1.10%	1.08%
Ratio of Net Investment Income/(Loss)	1.93%(3)	0.73%	1.20%	1.25%	2.43%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

Class I Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.69	$24.03	$29.06	$29.47	$29.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.50(3)	0.17	0.24	0.38	0.12
Net realized and unrealized gain/(loss)	3.81	1.49	(1.58)	(0.39)	0.31
Total from Investment Operations	4.31	1.66	(1.34)	(0.01)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.31)	(0.52)	(0.40)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.28)	(1.00)	(3.69)	(0.40)	—
Net Asset Value, End of Period	$28.72	$24.69	$24.03	$29.06	$29.47
Total Return*	17.47%	6.87%	(2.75)%(6)	(0.07)%	1.48%
Net Assets, End of Period (in thousands)	$703,785	$720,915	$1,050,061	$3,021,157	$3,721,310
Average Net Assets for the Period (in thousands)	$770,690	$860,681	$1,621,134	$3,542,904	$3,644,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%(5)	1.12%	1.12%	0.99%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.98%	1.01%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	1.75%(3)	0.71%	0.99%	1.27%	2.51%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively, for Class D Shares and $0.15 and 0.52%, respectively, for Class I Shares.

(4) Total return without the effect of affiliated payments would have been (2.94)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08% for Class D Shares and 0.08% for Class I Shares.

(6) Total return without the effect of affiliated payments would have been (2.79)%.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.08
Total Return*	2.14%
Net Assets, End of Period (in thousands)	$1,723
Average Net Assets for the Period (in thousands)	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	0.59%
Portfolio Turnover Rate	51%

Class I Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$26.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25
Net realized and unrealized gain/(loss)	3.21
Total from Investment Operations	3.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)
Total Dividends and Distributions	(0.48)
Net Asset Value, End of Period	$29.04
Total Return*	13.58%
Net Assets, End of Period (in thousands)	$3,642,386
Average Net Assets for the Period (in thousands)	$2,966,203
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%
Ratio of Net Investment Income/(Loss)	0.94%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.67	$23.99	$29.08	$29.47	$29.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44(3)	0.22	0.48	0.41	0.12
Net realized and unrealized gain/(loss)	3.91	1.46	(1.85)	(0.38)	0.32
Total from Investment Operations	4.35	1.68	(1.37)	0.03	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.31)	(0.55)	(0.42)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.29)	(1.00)	(3.72)	(0.42)	—
Net Asset Value, End of Period	$28.73	$24.67	$23.99	$29.08	$29.47
Total Return*	17.67%	6.99%	(2.82)%(4)	0.07%	1.52%
Net Assets, End of Period (in thousands)	$197,222	$366,371	$280,749	$43,305	$10,530
Average Net Assets for the Period (in thousands)	$337,046	$315,851	$128,934	$12,868	$10,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%(5)	1.05%	1.07%	0.96%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.90%	0.91%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	1.54%(3)	0.95%	2.02%	1.41%	2.57%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

Class R Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.21	$23.51	$28.42	$28.81	$28.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.33(3)	0.01	0.15	0.16	0.09
Net realized and unrealized gain/(loss)	3.79	1.47	(1.59)	(0.36)	0.31
Total from Investment Operations	4.12	1.48	(1.44)	(0.20)	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.09)	(0.30)	(0.19)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.05)	(0.78)	(3.47)	(0.19)	—
Net Asset Value, End of Period	$28.28	$24.21	$23.51	$28.42	$28.81
Total Return*	17.01%	6.27%	(3.35)%(6)	(0.71)%	1.41%
Net Assets, End of Period (in thousands)	$2,905	$4,147	$9,168	$16,214	$23,122
Average Net Assets for the Period (in thousands)	$4,093	$6,096	$11,867	$19,820	$22,887
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%(5)	1.79%	1.81%	1.66%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.57%	1.62%	1.62%	1.56%
Ratio of Net Investment Income/(Loss)	1.15%(3)	0.03%	0.63%	0.54%	1.96%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively, for Class N Shares and $0.15 and 0.52%, respectively, for Class R Shares.

(4) Total return without the effect of affiliated payments would have been (2.86)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08% for Class N Shares and 0.08% for Class R Shares.

(6) Total return without the effect of affiliated payments would have been (3.39)%.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017
Net Asset Value, Beginning of Period	$26.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42
Net realized and unrealized gain/(loss)	3.05
Total from Investment Operations	3.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)
Total Dividends and Distributions	(0.49)
Net Asset Value, End of Period	$29.03
Total Return*	13.61%
Net Assets, End of Period (in thousands)	$10,041
Average Net Assets for the Period (in thousands)	$2,895
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%
Ratio of Net Investment Income/(Loss)	1.55%
Portfolio Turnover Rate	51%

Class R Shares
For a share outstanding during the year ended July 31	2017
Net Asset Value, Beginning of Period	$25.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	3.16
Total from Investment Operations	3.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)
Total Dividends and Distributions	(0.38)
Net Asset Value, End of Period	$28.41
Total Return*	12.89%
Net Assets, End of Period (in thousands)	$23,071
Average Net Assets for the Period (in thousands)	$21,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%
Ratio of Net Investment Income/(Loss)	0.29%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.66	$23.80	$29.00	$29.48	$29.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.52(3)	0.09	0.23	0.44	0.11
Net realized and unrealized gain/(loss)	3.75	1.46	(1.72)	(0.53)	0.31
Total from Investment Operations	4.27	1.55	(1.49)	(0.09)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	—	(0.54)	(0.39)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.22)	(0.69)	(3.71)	(0.39)	—
Net Asset Value, End of Period	$28.71	$24.66	$23.80	$29.00	$29.48
Total Return*	17.33%	6.49%	(3.32)%(4)	(0.36)%	1.45%
Net Assets, End of Period (in thousands)	$70	$59	$110	$2,674	$52
Average Net Assets for the Period (in thousands)	$69	$95	$1,736	$591	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.70%(5)	4.69%	1.76%	1.75%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.41%	1.46%	1.43%	1.26%
Ratio of Net Investment Income/(Loss)	1.80%(3)	0.40%	0.97%	1.57%	2.25%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

Class T Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$24.69	$24.00	$29.02	$29.50	$29.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.62(3)	(0.01)	0.57	0.30	0.11
Net realized and unrealized gain/(loss)	3.70	1.63	(1.95)	(0.37)	0.32
Total from Investment Operations	4.32	1.62	(1.38)	(0.07)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.24)	(0.47)	(0.41)	—
Distributions (from capital gains)	—	(0.69)	(3.17)	—	—
Total Dividends and Distributions	(0.14)	(0.93)	(3.64)	(0.41)	—
Net Asset Value, End of Period	$28.87	$24.69	$24.00	$29.02	$29.50
Total Return*	17.49%	6.73%	(2.92)%(6)	(0.26)%	1.48%
Net Assets, End of Period (in thousands)	$3,040	$3,758	$32,333	$8,614	$10,291
Average Net Assets for the Period (in thousands)	$6,040	$14,280	$37,969	$9,802	$9,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%(5)	1.31%	1.48%	1.19%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.16%	1.33%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	2.14%(3)	(0.03)%	2.38%	1.01%	2.32%
Portfolio Turnover Rate	63%	57%	45%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include foreign withholding tax reclaims received in September 2021. The impact of the foreign withholding tax reclaims received, net of the related professional fees, to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.15 and 0.52%, respectively, for Class S Shares and $0.15 and 0.52%, respectively, for Class T Shares.

(4) Total return without the effect of affiliated payments would have been (3.36)%.

(5) Ratio of Gross Expenses includes additional professional fees related to foreign withholding tax reclaims received in September 2021. The impact of the additional professional fees to Ratio of Gross Expenses is 0.08% for Class S Shares and 0.08% for Class T Shares.

(6) Total return without the effect of affiliated payments would have been (2.96)%.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.06
Total Return*	2.07%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%
Ratio of Net Investment Income/(Loss)	0.38%
Portfolio Turnover Rate	51%

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)
Net realized and unrealized gain/(loss)	0.63
Total from Investment Operations	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.07
Total Return*	2.11%
Net Assets, End of Period (in thousands)	$9,475
Average Net Assets for the Period (in thousands)	$2,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	(0.68)%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) and Class IF Predecessor Fund shares were exchanged for Class I Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's first fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

28	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

Janus Investment Fund	29

Janus Henderson International Opportunities Fund

Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

30	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the Fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.  The Statement of Operations reflects $12,466,921 of tax reclaims received as well as $1,174,684 of professional fees and $3,399,668 of certain fees assessed by the Internal Revenue Service due to the recovery of foreign withholding taxes after such amounts were previously passed through to Fund shareholders as foreign tax credits.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may

Janus Investment Fund	31

Janus Henderson International Opportunities Fund

Notes to Financial Statements

become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by

32	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Notes to Financial Statements

various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Over $10 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 1.00% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.88% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. In addition, for at least a one-year period commencing January 28, 2021, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net

34	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Notes to Financial Statements

assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no

Janus Investment Fund	35

Janus Henderson International Opportunities Fund

Notes to Financial Statements

unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $9,833.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $324.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class R Shares	-	-
Class S Shares	89	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 78,082,489	$ 114,347,080	$ -	$ -	$ -	$(3,427,689)	$207,306,171

36	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Notes to Financial Statements

During the year ended September 30, 2021, capital loss carryovers of $58,297,397 were utilized by the Fund. There are no unused capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,055,129,946	$248,857,451	$(39,387,088)	$ 209,470,363

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 14,225,290	$ -	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,912,236	$ 50,676,842	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 37,492,502	$ 11,418,587	$ (48,911,089)

Capital has been adjusted by $37,492,502, including $28,676,928 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	37

Janus Henderson International Opportunities Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,270,599	$ 36,749,490	2,829,115	$ 69,256,217
Reinvested dividends and distributions	61,958	1,758,986	441,425	11,101,842
Shares repurchased	(1,847,497)	(52,903,522)	(6,176,082)	(145,300,066)
Net Increase/(Decrease)	(514,940)	$ (14,395,046)	(2,905,542)	$ (64,942,007)
Class C Shares:
Shares sold	60,556	$ 1,614,870	1,302,038	$ 31,038,027
Reinvested dividends and distributions	-	-	106,986	2,530,209
Shares repurchased	(1,084,698)	(29,434,982)	(3,507,834)	(79,722,762)
Net Increase/(Decrease)	(1,024,142)	$ (27,820,112)	(2,098,810)	$ (46,154,526)
Class D Shares:
Shares sold	49,919	$ 1,457,595	25,530	$ 585,433
Reinvested dividends and distributions	807	22,785	3,373	84,364
Shares repurchased	(22,515)	(643,482)	(33,363)	(769,980)
Net Increase/(Decrease)	28,211	$ 836,898	(4,460)	$ (100,183)
Class I Shares:
Shares sold	3,827,292	$ 111,716,963	3,858,376	$ 87,827,183
Reinvested dividends and distributions	250,868	7,079,499	1,506,436	37,691,039
Shares repurchased	(8,765,123)	(252,006,827)	(19,877,952)	(447,894,201)
Net Increase/(Decrease)	(4,686,963)	$(133,210,365)	(14,513,140)	$(322,375,979)
Class N Shares:
Shares sold	1,633,062	$ 46,194,658	5,156,133	$ 114,236,218
Reinvested dividends and distributions	132,300	3,728,216	450,362	11,250,037
Shares repurchased	(9,752,003)	(288,256,403)	(2,458,343)	(56,577,284)
Net Increase/(Decrease)	(7,986,641)	$(238,333,529)	3,148,152	$ 68,908,971
Class R Shares:
Shares sold	21,973	$ 615,383	45,588	$ 1,068,030
Reinvested dividends and distributions	168	4,692	4,197	103,404
Shares repurchased	(90,672)	(2,578,372)	(268,504)	(6,242,192)
Net Increase/(Decrease)	(68,531)	$ (1,958,297)	(218,719)	$ (5,070,758)
Class S Shares:
Shares sold	59	$ 1,689	609	$ 14,850
Reinvested dividends and distributions	18	518	127	3,190
Shares repurchased	(36)	(991)	(2,959)	(62,260)
Net Increase/(Decrease)	41	$ 1,216	(2,223)	$ (44,220)
Class T Shares:
Shares sold	443,166	$ 13,160,079	37,091	$ 906,381
Reinvested dividends and distributions	749	21,234	33,735	844,735
Shares repurchased	(490,825)	(14,533,132)	(1,266,009)	(26,792,073)
Net Increase/(Decrease)	(46,910)	$ (1,351,819)	(1,195,183)	$ (25,040,957)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 915,006,505	$ 1,402,422,233	-	-

38	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Notes to Financial Statements

7. Restatement

Subsequent to the issuance of the financial statements for the year ended September 30, 2021, management identified a material error in accounting for certain corporate actions, resulting in an overstatement of reported realized gain on investments and an understatement of the change in unrealized appreciation within the Fund’s September 30, 2020 financial statements. As a result, the accompanying financial statements for the year ended September 30, 2020 for the Fund have been restated from amounts previously reported to correct the error. The error did not impact the Fund’s net assets, total return, net investment income or the Financial Highlights.

The following table presents the previously reported and corrected information on the Statements of Changes in Net Assets:

	Year ended, September 30, 2020
	As Reported	Adjustment	As Restated
Net realized gain/(loss) on investments	$2,849,201	$(17,593,726)	$(14,744,525)
Change in unrealized net appreciation/(depreciation)	$67,539,629	$17,593,726	$85,133,355

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 14, 2021 the Fund received additional payment of $4,525,562 from the French tax authority relating to recovery of previously withheld taxes. The receipt of this payment is not a guarantee of future payments and Janus Capital continues to evaluate developments from European courts for potential impacts to filed claims and associated professional and foreign withholding tax reclaims fees, if any.

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Janus Henderson International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Restatement of Previously Issued Financial Statements

As discussed in Note 7 to the financial statements, the Fund has restated its September 30, 2020 financial statements to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021, except for the effects of the restatement discussed in Note 7 to the financial statements, as to which the date is November 28, 2022

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.
The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$28,676,928
Qualified Dividend Income Percentage	42%

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	61

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

62	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Dean Cheeseman 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	3/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, portfolio manager and member of the Asset Allocation Committee at Mercer Partners (2011-2017).
Paul O'Connor 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund since 4/16)	Head of Multi-Asset of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64	SEPTEMBER 30, 2021

Janus Henderson International Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93082 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Overseas Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Janus Henderson Overseas Fund (unaudited)

FUND SNAPSHOT

 Our focus is on generating excess returns by capitalizing on the dislocation between market expectations and our assessment of a company’s free-cash-flow growth. We think success depends on incorporating independent and uncorrelated sources of insight, while executing fundamental and behavioral analyses to identify the most attractive investment opportunities.

Julian McManus co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE

The Janus Henderson Overseas Fund I Shares returned 33.96% over the 12-month period ended September 30, 2021. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. IndexSM returned 23.92%.

MARKET ENVIRONMENT

The approval and rollout of COVID-19 vaccines at the start of the period, as well as ongoing accommodative policies from central banks around the world, put the global economy firmly on a path to recovery. While fiscal and monetary programs supported the recovery, increasing expectations for growth and inflation pushed global bond yields higher. European sovereign 10-year yields rose from -60 basis points to -10 basis points, and emerging markets saw even more pronounced moves, with Brazilian government bond 10-year yields jumping from 8% to 11%. This backup in rates fueled a widespread rotation out of technology stocks where high valuations had been supported by the notion that both macroeconomic growth and cost of capital would remain low, and into cyclical stocks that generally perform well in a rising rate environment. Despite continued recovery in the global economy, rates pulled back over the summer as markets were dismayed by the rapid spread of the Delta variant of the COVID-19 virus. In addition to the dampening effect of the Delta variant on markets, businesses were challenged by supply chain disruption. Some were self-inflicted (Brexit causing shortages of truck drivers and gasoline in the UK), but others were exogenous, ranging from natural gas shortages across Europe to semiconductor shortages globally. These were further exacerbated by new Chinese government policies aimed at reducing carbon emissions and energy intensity across China’s economy. This had the effect of restricting the supply of many critical upstream materials normally taken for granted, from silicon to magnesium. The resulting shortages and dislocation of logistics chains fueled a pronounced increase in inflation across most geographies. Finally, markets struggled to parameterize the burgeoning liquidity crisis in the Chinese property development sector, centered primarily on Evergrande. Despite these various challenges later in the year, international markets managed to hold on to strong gains for the period.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we think we can generate excess returns in a risk-efficient manner by identifying companies whose free cash flow growth is underestimated by the market. We were pleased to see our conviction rewarded once again this year, as many company- and industry-specific views we expressed in our portfolio crystallized and drove stocks associated with those views higher.

Areas of relative strength in the Fund included the consumer discretionary sector where a number of our holdings benefited from relaxed social distancing guidance and improved mobility as COVID-19 vaccination rates increased. A notable contributor within this sector was UK-based global sports betting and gaming company Entain (formerly GVC Holdings). The return of major sporting events and growth in online betting supported gains in the stock, which rallied further on news of a $22 billion takeover bid by U.S. competitor DraftKings, a price more than double what MGM Resorts offered in a takeover bid earlier this year. We believe Entain’s proprietary technology provides a competitive advantage by allowing it to provide better customer experiences. Furthermore, we are excited to see improving momentum in online betting and gaming in the U.S., where Entain gained market share.

Improved mobility also benefited natural gas and oil producer Canadian Natural Resources. A recovery in oil demand as economic growth and travel picked up provided a positive backdrop for the company. OPEC’s decision to extend oil production cuts and a subsequent increase in crude oil prices also contributed to share

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

strength. A major capital investment program yielding operating efficiencies added to our conviction in the company.

Another meaningful contributor was ASML Holding. A pronounced shortage of semiconductors coupled with strong demand benefited the Dutch manufacturer of chip production equipment. The company saw higher order volumes during the period due primarily to a faster-than-expected rebound in the automobile industry as well as growth of the advanced computer market for cloud hyperscalers. Increased vehicle technology led to a significant rise in automotive demand for chips. We think ASML’s market leading extreme ultraviolet (EUV) lithography equipment will help the company realize consistently strong earnings growth.

While pleased with the Fund’s outperformance, select holdings weighed on results. Notable detractors were stocks caught in the downdraft caused by China’s increased regulation of private enterprises, including social media and gaming company Tencent Holdings and e-commerce giant Alibaba Group Holding. Under a common prosperity theme, the government implemented intrusive policy changes across a swath of industries. Although concerns about the impact of tighter regulation and signs of a slowdown in China’s economy led us to adjust our earnings estimates for China-exposed holdings, including Tencent and Alibaba, we retained positions in these companies as both are in alignment with government objectives and possess positive free cash flow growth outlooks.

Italian-based credit card payments processor Nexi also detracted from performance. Its stock pulled back as investors digested news of its planned acquisition of rival Nets, headquartered in Copenhagen. Several weeks earlier, Nexi announced an agreement to acquire Italian-based SIA, which would make Nexi Europe’s largest payments group. We exited the position as we were concerned with aspects of corporate governance surrounding the Nets acquisition.

OUTLOOK

Our outlook for the markets and the global economy remains clouded, causing us to remain vigilant. In China, for example, where the shifting regulatory landscape and decelerating economic growth changed risk/return dynamics for some companies, we revisited our investment theses for all of our holdings with the goal of narrowing our focus to businesses we think align with the country’s goal of common prosperity. We also increased our scrutiny on non-Chinese holdings impacted by recent developments.

Global supply constraints are expected to persist, as clearing backlogs and rebuilding inventories of critical goods and materials are likely to require a significant amount of time. The extent to which this stokes inflation and possibly curbs demand will bear watching. Consequently, all eyes are on global central banks as they attempt to manage inflation without jeopardizing economic growth and employment. We think normalizing interest rates could resolve the disconnect between the valuations and earnings of select companies. The pandemic continues to be a risk we monitor, especially in emerging markets where variants of the virus spread rapidly during the quarter. Although we think the possibility of large-scale economic shutdowns is unlikely, we do not think the battle against COVID-19 is yet won.

Despite these variables, we think market volatility will provide opportunities to invest in companies where our research suggests stock valuations may not reflect underlying growth prospects. We also believe our thorough analysis and disciplined investment approach will continue to serve us well in our pursuit of strong risk-adjusted returns over the long term.

Thank you for your continued investment in Janus Henderson Overseas Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Entain PLC	3.29%	2.45%	Alibaba Group Holding Ltd	2.97%	-1.50%
Canadian Natural Resources Ltd	2.69%	2.06%	Tencent Holdings Ltd	4.48%	-1.00%
ASML Holding NV	4.00%	1.88%	Takeda Pharmaceutical Co Ltd	2.69%	-0.88%
BNP Paribas SA	3.36%	1.53%	Nexi SpA	0.86%	-0.65%
Teck Resources Ltd	3.01%	1.50%	Freeport-McMoRan Inc	0.58%	-0.51%

	5 Top Contributors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	2.67%	13.30%	13.64%
	Industrials	2.14%	10.68%	11.79%
	Materials	2.04%	8.61%	8.22%
	Information Technology	1.92%	14.68%	12.70%
	Consumer Staples	1.75%	6.76%	8.68%

	5 Top Detractors - Sectors*
		Relative	Fund	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Health Care	-0.60%	9.77%	9.39%
	Other**	-0.52%	2.86%	0.00%
	Communication Services	-0.34%	8.70%	6.97%
	Real Estate	0.32%	0.00%	2.59%
	Utilities	0.47%	0.00%	3.17%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Ferguson PLC
Trading Companies & Distributors	4.8%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.6%
AstraZeneca PLC
Pharmaceuticals	4.2%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.1%
BNP Paribas SA
Banks	4.0%
21.7%

Asset Allocation - (% of Net Assets)
Common Stocks	95.9%
Investment Companies	4.1%
Other	0.0%
100.0%

Emerging markets comprised 19.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	33.54%	11.64%	5.14%	8.11%	1.17%
Class A Shares at MOP	25.86%	10.33%	4.51%	7.88%
Class C Shares at NAV	32.41%	10.76%	4.31%	7.36%	2.04%
Class C Shares at CDSC	31.41%	10.76%	4.31%	7.36%
Class D Shares	33.89%	11.97%	5.45%	8.30%	0.89%
Class I Shares	33.96%	12.00%	5.49%	8.33%	0.84%
Class N Shares	34.06%	12.12%	5.58%	8.34%	0.74%
Class R Shares	33.12%	11.31%	4.83%	7.74%	1.49%
Class S Shares	33.43%	11.58%	5.09%	7.99%	1.23%
Class T Shares	33.78%	11.87%	5.36%	8.26%	0.98%
MSCI All Country World ex-U.S. Index	23.92%	8.94%	7.48%	N/A**
Morningstar Quartile - Class T Shares	1st	1st	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	34/778	29/673	525/533	16/128

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

Janus Investment Fund	5

Janus Henderson Overseas Fund (unaudited)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective March 1, 2021, George Maris and Julian McManus are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – May 2, 1994

**Since inception index return is not available for indices created subsequent to fund inception.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,051.20	$6.27	$1,000.00	$1,018.95	$6.17	1.22%
Class C Shares	$1,000.00	$1,046.80	$10.52	$1,000.00	$1,014.79	$10.35	2.05%
Class D Shares	$1,000.00	$1,052.50	$4.84	$1,000.00	$1,020.36	$4.76	0.94%
Class I Shares	$1,000.00	$1,052.80	$4.58	$1,000.00	$1,020.61	$4.51	0.89%
Class N Shares	$1,000.00	$1,053.10	$4.17	$1,000.00	$1,021.01	$4.10	0.81%
Class R Shares	$1,000.00	$1,049.40	$8.01	$1,000.00	$1,017.25	$7.89	1.56%
Class S Shares	$1,000.00	$1,050.70	$6.68	$1,000.00	$1,018.55	$6.58	1.30%
Class T Shares	$1,000.00	$1,052.00	$5.40	$1,000.00	$1,019.80	$5.32	1.05%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– 95.9%
Aerospace & Defense – 3.0%
Airbus SE*	412,259	$54,120,510
Banks – 9.8%
BNP Paribas SA	1,132,173	72,512,323
China Construction Bank Corp	61,712,000	43,776,717
Erste Group Bank AG	1,097,461	47,921,882
Permanent TSB Group Holdings PLC*	7,893,218	13,248,035
		177,458,957
Beverages – 6.6%
Diageo PLC	1,153,853	55,587,922
Heineken NV	611,448	63,553,352
		119,141,274
Biotechnology – 0.8%
Ascendis Pharma A/S (ADR)*	94,103	14,999,077
Building Products – 1.1%
Assa Abloy AB	687,546	19,943,060
Diversified Financial Services – 0.1%
Jackson Financial Inc*	46,080	1,198,080
Linklogis Inc - Class B*	534,993	545,928
		1,744,008
Electronic Equipment, Instruments & Components – 2.7%
Hexagon AB - Class B	3,125,778	48,180,693
Entertainment – 5.0%
Liberty Media Corp-Liberty Formula One*	638,509	32,825,748
Nintendo Co Ltd	62,700	30,505,085
Sea Ltd (ADR)*	83,528	26,622,879
		89,953,712
Hotels, Restaurants & Leisure – 6.0%
GVC Holdings PLC*	2,426,588	69,453,098
Yum China Holdings Inc	661,200	38,915,211
		108,368,309
Insurance – 11.1%
AIA Group Ltd	4,530,600	52,167,641
Beazley PLC*	5,147,256	26,083,936
Intact Financial Corp	165,135	21,838,921
NN Group NV	1,186,076	61,890,338
Prudential PLCž	1,843,210	35,776,315
Prudential PLCž	147,250	2,805,282
		200,562,433
Interactive Media & Services – 3.4%
NAVER Corp	63,088	20,574,242
Tencent Holdings Ltd	690,800	40,505,819
		61,080,061
Internet & Direct Marketing Retail – 1.7%
Alibaba Group Holding Ltd*	1,623,692	30,201,660
Metals & Mining – 8.2%
Freeport-McMoRan Inc	714,502	23,242,750
Hindustan Zinc Ltd	8,149,485	33,818,832
Rio Tinto Ltd	346,760	24,635,649
Teck Resources Ltd	2,656,995	66,152,126
		147,849,357
Oil, Gas & Consumable Fuels – 5.3%
Canadian Natural Resources Ltd	1,716,214	62,710,460
Total SE	698,116	33,448,699
		96,159,159
Pharmaceuticals – 9.1%
AstraZeneca PLC	630,305	75,867,770
Novartis AG	357,297	29,317,440
Sanofi	186,793	17,979,197

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2021

Shares		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Takeda Pharmaceutical Co Ltd	1,280,376	$42,447,351
		165,611,758
Road & Rail – 2.4%
Central Japan Railway Co	274,500	43,879,579
Semiconductor & Semiconductor Equipment – 8.7%
ASML Holding NV	113,818	83,949,396
Taiwan Semiconductor Manufacturing Co Ltd	3,620,000	74,654,881
		158,604,277
Specialty Retail – 1.3%
Industria de Diseno Textil SA	655,943	23,861,734
Technology Hardware, Storage & Peripherals – 2.3%
Samsung Electronics Co Ltd	670,851	41,788,259
Textiles, Apparel & Luxury Goods – 2.5%
Samsonite International SA (144A)*	21,289,200	45,619,523
Trading Companies & Distributors – 4.8%
Ferguson PLC	633,121	87,752,032
Total Common Stocks (cost $1,337,410,730)		1,736,879,432
Investment Companies– 4.1%
Money Markets – 4.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $74,344,676)	74,337,507	74,344,941
Total Investments (total cost $1,411,755,406) – 100.0%		1,811,224,373
Cash, Receivables and Other Assets, net of Liabilities – 0%		463,499
Net Assets – 100%		$1,811,687,872

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$265,574,323	14.7%
United States	219,363,551	12.1
Netherlands	209,393,086	11.6
France	178,060,729	9.8
China	153,945,335	8.5
Canada	150,701,507	8.3
Japan	116,832,015	6.5
Taiwan	101,277,760	5.6
Hong Kong	97,787,164	5.4
Sweden	68,123,753	3.8
South Korea	62,362,501	3.4
Austria	47,921,882	2.6
India	33,818,832	1.9
Switzerland	29,317,440	1.6
Australia	24,635,649	1.4
Spain	23,861,734	1.3
Denmark	14,999,077	0.8
Ireland	13,248,035	0.7

Total	$1,811,224,373	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/21
Investment Companies - 4.1%
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	$28,911	$(246)	$(16)	$74,344,941
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	32,929∆	-	-	-
Total Affiliated Investments - 4.1%	$61,840	$(246)	$(16)	$74,344,941

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Investment Companies - 4.1%
Money Markets - 4.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	19,042,833	402,165,055	(346,862,685)	74,344,941
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	234,221	282,054,525	(282,288,746)	-

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Futures contracts	$ (8,440)

Please see the "Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $45,619,523, which represents 2.5% of net assets.

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$14,999,077	$-	$-
Diversified Financial Services	1,744,008	-	-
Entertainment	59,448,627	30,505,085	-
Insurance	21,838,921	178,723,512	-
Metals & Mining	89,394,876	58,454,481	-
Oil, Gas & Consumable Fuels	62,710,460	33,448,699	-
All Other	-	1,185,611,686	-
Investment Companies	-	74,344,941	-
Total Assets	$250,135,969	$1,561,088,404	$-

Janus Investment Fund	11

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $1,337,410,730)	$1,736,879,432
Affiliated investments, at value (cost $74,344,676)	74,344,941
Cash	33,836
Cash denominated in foreign currency (cost $91,968)	91,968
Non-interested Trustees' deferred compensation	45,181
Receivables:
Fund shares sold	7,317,649
Dividends	3,468,120
Foreign tax reclaims	1,191,068
Dividends from affiliates	2,306
Other assets	10,759
Total Assets	1,823,385,260
Liabilities:
Payables:	—
Fund shares repurchased	7,223,701
Investments purchased	2,750,826
Advisory fees	1,140,534
Transfer agent fees and expenses	265,051
Professional fees	48,408
Non-interested Trustees' deferred compensation fees	45,181
12b-1 Distribution and shareholder servicing fees	43,175
Custodian fees	29,928
Non-interested Trustees' fees and expenses	11,313
Affiliated fund administration fees payable	3,792
Accrued expenses and other payables	135,479
Total Liabilities	11,697,388
Net Assets	$1,811,687,872

See Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,914,971,575
Total distributable earnings (loss) (includes $190,250 of foreign capital gains tax)	(1,103,283,703)
Total Net Assets	$1,811,687,872
Net Assets - Class A Shares	$21,129,940
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	481,245
Net Asset Value Per Share(1)	$43.91
Maximum Offering Price Per Share(2)	$46.59
Net Assets - Class C Shares	$1,295,162
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,024
Net Asset Value Per Share(1)	$43.14
Net Assets - Class D Shares	$726,915,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,714,751
Net Asset Value Per Share	$43.49
Net Assets - Class I Shares	$312,685,275
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,158,482
Net Asset Value Per Share	$43.68
Net Assets - Class N Shares	$61,262,707
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,410,500
Net Asset Value Per Share	$43.43
Net Assets - Class R Shares	$24,155,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	560,503
Net Asset Value Per Share	$43.10
Net Assets - Class S Shares	$130,075,652
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,991,542
Net Asset Value Per Share	$43.48
Net Assets - Class T Shares	$534,168,254
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,270,924
Net Asset Value Per Share	$43.53

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$38,711,012
Affiliated securities lending income, net	32,929
Dividends from affiliates	28,911
Unaffiliated securities lending income, net	616
Interest	77
Other income	2
Foreign tax withheld	(4,408,432)
Total Investment Income	34,365,115
Expenses:
Advisory fees	11,598,093
12b-1 Distribution and shareholder servicing fees:
Class A Shares	48,456
Class C Shares	17,580
Class R Shares	120,225
Class S Shares	317,781
Transfer agent administrative fees and expenses:
Class D Shares	793,311
Class R Shares	61,543
Class S Shares	317,683
Class T Shares	1,277,850
Transfer agent networking and omnibus fees:
Class A Shares	30,140
Class C Shares	3,260
Class I Shares	80,539
Other transfer agent fees and expenses:
Class A Shares	1,375
Class C Shares	129
Class D Shares	122,980
Class I Shares	3,496
Class N Shares	1,190
Class R Shares	452
Class S Shares	1,699
Class T Shares	6,246
Shareholder reports expense	190,316
Custodian fees	138,827
Registration fees	137,638
Professional fees	73,351
Affiliated fund administration fees	42,823
Non-interested Trustees’ fees and expenses	23,055
Other expenses	152,795
Total Expenses	15,562,833
Less: Excess Expense Reimbursement and Waivers	(35,425)
Net Expenses	15,527,408
Net Investment Income/(Loss)	18,837,707

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions (net of foreign taxes of $8,144)	$186,242,583
Investments in affiliates	(246)
Futures contracts	(8,440)
Total Net Realized Gain/(Loss) on Investments	186,233,897
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	193,777,079
Investments in affiliates	(16)
Total Change in Unrealized Net Appreciation/Depreciation	193,777,063
Net Increase/(Decrease) in Net Assets Resulting from Operations	$398,848,667

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$18,837,707	$11,036,358
Net realized gain/(loss) on investments	186,233,897	91,495,497
Change in unrealized net appreciation/depreciation	193,777,063	684,524
Net Increase/(Decrease) in Net Assets Resulting from Operations	398,848,667	103,216,379
Dividends and Distributions to Shareholders:
Class A Shares	(107,051)	(305,712)
Class C Shares	—	(15,298)
Class D Shares	(5,967,635)	(12,903,741)
Class I Shares	(517,002)	(977,241)
Class N Shares	(284,437)	(1,256,873)
Class R Shares	(79,393)	(381,780)
Class S Shares	(691,150)	(2,043,220)
Class T Shares	(3,930,037)	(9,342,424)
Net Decrease from Dividends and Distributions to Shareholders	(11,576,705)	(27,226,289)
Capital Share Transactions:
Class A Shares	922,662	(3,236,521)
Class C Shares	(2,078,020)	(1,225,431)
Class D Shares	(31,046,777)	(50,587,599)
Class I Shares	254,653,679	(369,031)
Class N Shares	28,902,097	(30,517,956)
Class R Shares	(3,865,001)	(4,603,344)
Class S Shares	(11,238,460)	(18,160,515)
Class T Shares	(11,754,047)	(57,172,478)
Net Increase/(Decrease) from Capital Share Transactions	224,496,133	(165,872,875)
Net Increase/(Decrease) in Net Assets	611,768,095	(89,882,785)
Net Assets:
Beginning of period	1,199,919,777	1,289,802,562
End of period	$1,811,687,872	$1,199,919,777

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$33.08	$30.94	$32.42	$32.21	$26.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.21	0.53	0.37	0.38
Net realized and unrealized gain/(loss)	10.64	2.51	(1.77)	0.34	5.27
Total from Investment Operations	11.07	2.72	(1.24)	0.71	5.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.58)	(0.24)	(0.50)	(0.21)
Total Dividends and Distributions	(0.24)	(0.58)	(0.24)	(0.50)	(0.21)
Net Asset Value, End of Period	$43.91	$33.08	$30.94	$32.42	$32.21
Total Return*	33.54%	8.74%	(3.74)%	2.18%	21.32%
Net Assets, End of Period (in thousands)	$21,130	$15,231	$17,470	$16,739	$18,652
Average Net Assets for the Period (in thousands)	$19,864	$15,904	$17,537	$18,900	$19,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.17%	1.11%	1.01%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.17%	1.10%	0.99%	0.91%
Ratio of Net Investment Income/(Loss)	1.03%	0.66%	1.78%	1.12%	1.34%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.58	$30.34	$31.76	$31.52	$26.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.06)	0.28	0.10	0.18
Net realized and unrealized gain/(loss)	10.58	2.43	(1.70)	0.35	5.17
Total from Investment Operations	10.56	2.37	(1.42)	0.45	5.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	—	(0.21)	—
Total Dividends and Distributions	—	(0.13)	—	(0.21)	—
Net Asset Value, End of Period	$43.14	$32.58	$30.34	$31.76	$31.52
Total Return*	32.41%	7.79%	(4.47)%	1.42%	20.44%
Net Assets, End of Period (in thousands)	$1,295	$2,665	$3,693	$10,244	$15,088
Average Net Assets for the Period (in thousands)	$1,910	$3,305	$5,809	$13,589	$16,539
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.06%	2.02%	1.90%	1.72%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.06%	1.99%	1.87%	1.71%	1.65%
Ratio of Net Investment Income/(Loss)	(0.04)%	(0.19)%	0.95%	0.31%	0.65%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.77	$30.66	$32.12	$31.92	$26.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.30	0.63	0.47	0.49
Net realized and unrealized gain/(loss)	10.54	2.50	(1.78)	0.34	5.19
Total from Investment Operations	11.07	2.80	(1.15)	0.81	5.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.69)	(0.31)	(0.61)	(0.33)
Total Dividends and Distributions	(0.35)	(0.69)	(0.31)	(0.61)	(0.33)
Net Asset Value, End of Period	$43.49	$32.77	$30.66	$32.12	$31.92
Total Return*	33.89%	9.06%	(3.46)%	2.52%	21.72%
Net Assets, End of Period (in thousands)	$726,916	$572,590	$587,147	$687,846	$731,578
Average Net Assets for the Period (in thousands)	$704,107	$570,593	$605,377	$738,059	$677,837
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.89%	0.79%	0.68%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.89%	0.79%	0.68%	0.62%
Ratio of Net Investment Income/(Loss)	1.28%	0.98%	2.11%	1.42%	1.75%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.91	$30.79	$32.25	$32.05	$26.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.72	0.32	0.64	0.48	0.51
Net realized and unrealized gain/(loss)	10.41	2.50	(1.77)	0.34	5.18
Total from Investment Operations	11.13	2.82	(1.13)	0.82	5.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.70)	(0.33)	(0.62)	(0.33)
Total Dividends and Distributions	(0.36)	(0.70)	(0.33)	(0.62)	(0.33)
Net Asset Value, End of Period	$43.68	$32.91	$30.79	$32.25	$32.05
Total Return*	33.96%	9.10%	(3.40)%	2.54%	21.62%
Net Assets, End of Period (in thousands)	$312,685	$44,806	$42,606	$52,204	$61,797
Average Net Assets for the Period (in thousands)	$90,200	$43,005	$45,239	$58,918	$59,304
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.84%	0.74%	0.64%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.84%	0.74%	0.64%	0.57%
Ratio of Net Investment Income/(Loss)	1.72%	1.04%	2.14%	1.44%	1.79%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.72	$30.62	$32.08	$31.89	$26.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.64	0.32	0.68	0.52	0.66
Net realized and unrealized gain/(loss)	10.46	2.52	(1.77)	0.33	5.03
Total from Investment Operations	11.10	2.84	(1.09)	0.85	5.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.74)	(0.37)	(0.66)	(0.38)
Total Dividends and Distributions	(0.39)	(0.74)	(0.37)	(0.66)	(0.38)
Net Asset Value, End of Period	$43.43	$32.72	$30.62	$32.08	$31.89
Total Return*	34.06%	9.20%	(3.27)%	2.65%	21.76%
Net Assets, End of Period (in thousands)	$61,263	$23,810	$51,945	$69,995	$76,655
Average Net Assets for the Period (in thousands)	$42,249	$45,317	$59,886	$74,170	$53,209
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.74%	0.63%	0.53%	0.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.74%	0.63%	0.53%	0.47%
Ratio of Net Investment Income/(Loss)	1.54%	1.02%	2.27%	1.58%	2.29%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.48	$30.41	$31.78	$31.60	$26.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.11	0.44	0.26	0.32
Net realized and unrealized gain/(loss)	10.48	2.45	(1.72)	0.34	5.16
Total from Investment Operations	10.75	2.56	(1.28)	0.60	5.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.49)	(0.09)	(0.42)	(0.16)
Total Dividends and Distributions	(0.13)	(0.49)	(0.09)	(0.42)	(0.16)
Net Asset Value, End of Period	$43.10	$32.48	$30.41	$31.78	$31.60
Total Return*	33.12%	8.37%	(4.00)%	1.88%	20.99%
Net Assets, End of Period (in thousands)	$24,155	$21,288	$24,381	$30,258	$35,054
Average Net Assets for the Period (in thousands)	$24,617	$22,679	$25,588	$34,353	$34,347
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	1.49%	1.39%	1.27%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.49%	1.39%	1.27%	1.20%
Ratio of Net Investment Income/(Loss)	0.66%	0.35%	1.50%	0.81%	1.15%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.77	$30.67	$32.08	$31.89	$26.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.19	0.53	0.35	0.40
Net realized and unrealized gain/(loss)	10.55	2.48	(1.75)	0.34	5.18
Total from Investment Operations	10.93	2.67	(1.22)	0.69	5.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.57)	(0.19)	(0.50)	(0.22)
Total Dividends and Distributions	(0.22)	(0.57)	(0.19)	(0.50)	(0.22)
Net Asset Value, End of Period	$43.48	$32.77	$30.67	$32.08	$31.89
Total Return*	33.43%	8.64%	(3.74)%	2.16%	21.26%
Net Assets, End of Period (in thousands)	$130,076	$107,722	$118,308	$143,500	$159,832
Average Net Assets for the Period (in thousands)	$127,073	$109,624	$125,646	$158,138	$151,659
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.23%	1.13%	1.02%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.23%	1.13%	1.02%	0.95%
Ratio of Net Investment Income/(Loss)	0.92%	0.62%	1.77%	1.06%	1.40%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.80	$30.70	$32.14	$31.95	$26.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.27	0.60	0.43	0.47
Net realized and unrealized gain/(loss)	10.56	2.49	(1.76)	0.34	5.20
Total from Investment Operations	11.05	2.76	(1.16)	0.77	5.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.66)	(0.28)	(0.58)	(0.31)
Total Dividends and Distributions	(0.32)	(0.66)	(0.28)	(0.58)	(0.31)
Net Asset Value, End of Period	$43.53	$32.80	$30.70	$32.14	$31.95
Total Return*	33.78%	8.93%	(3.51)%	2.40%	21.62%
Net Assets, End of Period (in thousands)	$534,168	$411,807	$444,252	$532,840	$605,692
Average Net Assets for the Period (in thousands)	$511,140	$422,347	$462,499	$589,204	$580,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	0.98%	0.88%	0.77%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	0.97%	0.87%	0.77%	0.69%
Ratio of Net Investment Income/(Loss)	1.19%	0.88%	2.03%	1.32%	1.65%
Portfolio Turnover Rate	27%	18%	22%	23%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

22	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that

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Notes to Financial Statements

would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

24	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

There were no futures held at September 30, 2021.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various

Janus Investment Fund	25

Janus Henderson Overseas Fund

Notes to Financial Statements

markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to

26	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to

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Notes to Financial Statements

return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of September 30, 2021.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the MSCI All Country World ex-U.S IndexSM.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.76%.

28	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

Janus Investment Fund	29

Janus Henderson Overseas Fund

Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate

30	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $1,864.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2021.

As of September 30, 2021, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	51	2
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common

Janus Investment Fund	31

Janus Henderson Overseas Fund

Notes to Financial Statements

Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $897,974 in sales, resulting in a net realized loss of $137,542. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 18,728,229	$ -	$(1,514,551,673)	$ -	$ -	$ (49,652)	$392,589,393

During the year ended September 30, 2021, capital loss carryovers of $186,499,393 were utilized by the Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2021, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2021
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(108,376,090)	$(1,406,175,583)	$(1,514,551,673)

32	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,418,825,230	$ 453,863,432	$(61,464,289)	$ 392,399,143

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,576,705	$ -	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 27,226,289	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 1	$ (128,619)	$ 128,618

Janus Investment Fund	33

Janus Henderson Overseas Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	102,005	$ 4,230,884	62,259	$ 1,978,697
Reinvested dividends and distributions	2,396	94,728	7,438	254,749
Shares repurchased	(83,593)	(3,402,950)	(173,833)	(5,469,967)
Net Increase/(Decrease)	20,808	$ 922,662	(104,136)	$ (3,236,521)
Class C Shares:
Shares sold	8,149	$ 348,407	11,392	$ 374,080
Reinvested dividends and distributions	-	-	387	13,132
Shares repurchased	(59,908)	(2,426,427)	(51,732)	(1,612,643)
Net Increase/(Decrease)	(51,759)	$ (2,078,020)	(39,953)	$ (1,225,431)
Class D Shares:
Shares sold	498,097	$ 20,658,885	344,224	$ 10,640,898
Reinvested dividends and distributions	143,831	5,620,916	360,246	12,194,317
Shares repurchased	(1,401,589)	(57,326,578)	(2,378,377)	(73,422,814)
Net Increase/(Decrease)	(759,661)	$ (31,046,777)	(1,673,907)	$(50,587,599)
Class I Shares:
Shares sold	6,251,378	$273,610,269	373,879	$ 11,530,491
Reinvested dividends and distributions	13,025	511,118	28,414	965,797
Shares repurchased	(467,402)	(19,467,708)	(424,396)	(12,865,319)
Net Increase/(Decrease)	5,797,001	$254,653,679	(22,103)	$ (369,031)
Class N Shares:
Shares sold	797,738	$ 33,711,854	114,040	$ 3,580,246
Reinvested dividends and distributions	7,295	284,437	37,230	1,256,873
Shares repurchased	(122,302)	(5,094,194)	(1,119,971)	(35,355,075)
Net Increase/(Decrease)	682,731	$ 28,902,097	(968,701)	$(30,517,956)
Class R Shares:
Shares sold	83,917	$ 3,412,821	101,162	$ 2,918,514
Reinvested dividends and distributions	1,977	76,958	10,748	362,419
Shares repurchased	(180,713)	(7,354,780)	(258,313)	(7,884,277)
Net Increase/(Decrease)	(94,819)	$ (3,865,001)	(146,403)	$ (4,603,344)
Class S Shares:
Shares sold	397,104	$ 16,471,575	400,850	$ 12,285,752
Reinvested dividends and distributions	17,602	689,820	60,083	2,039,811
Shares repurchased	(710,004)	(28,399,855)	(1,032,097)	(32,486,078)
Net Increase/(Decrease)	(295,298)	$ (11,238,460)	(571,164)	$(18,160,515)
Class T Shares:
Shares sold	1,432,727	$ 58,299,796	786,746	$ 24,413,937
Reinvested dividends and distributions	97,849	3,830,788	269,721	9,146,250
Shares repurchased	(1,812,827)	(73,884,631)	(2,973,451)	(90,732,665)
Net Increase/(Decrease)	(282,251)	$ (11,754,047)	(1,916,984)	$(57,172,478)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$572,885,929	$ 390,997,749	$ -	$ -

34	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson Overseas Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Overseas Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Overseas Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

36	SEPTEMBER 30, 2021

Janus Henderson Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Overseas Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	45

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Foreign Taxes Paid	$3,705,421
Foreign Source Income	$27,466,095
Qualified Dividend Income Percentage	100%

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Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/16-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93050 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Janus Henderson Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson research team.	Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE OVERVIEW

The Janus Henderson Research Fund I Shares returned 22.93% for the 12-month period ended September 30, 2021, while its primary benchmark, the Russell 1000® Growth Index, returned 27.32%, and its secondary benchmark, the S&P 500® Index, returned 30.00%.

INVESTMENT ENVIRONMENT

The approval and rollout of COVID-19 vaccines at the start of the period, as well as ongoing accommodative policies from central banks around the world, put the global economy firmly on a path to recovery. While fiscal and monetary programs supported the recovery, increasing expectations for growth and inflation pushed global bond yields higher, with the widely watched 10-year U.S. Treasury yield rising sharply in March. This fueled a rotation out of technology stocks, where high valuations were supported by the notion that growth and cost of capital will remain low, and into stocks that generally perform well in a rising rate environment. Despite continued growth in the global economy, the yield on the 10-year U.S. Treasury note pulled back in August. At the Federal Open Market Committee meeting in September, policy makers held benchmark interest rates near zero but adopted a slightly more hawkish outlook for rates and indicated that they may raise rates as early as 2022. Although persistent global inflation, uncertainty around fiscal policy, supply chain bottlenecks and increased regulatory scrutiny in China fueled market volatility in the final months of the reporting period, markets finished the period with strong gains.

PERFORMANCE DISCUSSION

The Fund underperformed both its primary and secondary benchmarks for the year. Our goal is to provide consistent outperformance long term by focusing on what we consider our strengths: picking stocks and avoiding macroeconomic risks. Stocks are selected by our seven sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best U.S. opportunities.

Weak stock selection within the health care and financials sectors weighed on the Fund’s relative results. On an individual holdings basis, top relative detractors included two strong-performing stocks that do not meet our investment criteria and, consequently, are not held in the Fund. However, detractors also included stocks we do own, including Vertex Pharmaceuticals. The company’s share price dropped in response to its decision to discontinue the clinical program for VX-864, a treatment for the rare genetic disorder alpha-1 antitrypsin (AATD), which can lead to liver and lung disease. Vertex plans to use knowledge gleaned from VX-864 to design more potent analogs that will enter clinical development over the coming year. Meanwhile Trikafta, Vertex’s breakthrough therapy for cystic fibrosis, continues to generate significant revenue.

RingCentral also detracted from relative results. Despite topping analysts’ quarterly earnings estimates and demonstrating accelerating growth, rising vaccination rates and a subsequent return to the office by workers led to concerns that demand for RingCentral’s products could slow. Heightened competition and pricing issues also weighed on the stock. We continue to be upbeat about long-term growth prospects for RingCentral, which provides cloud-based communications solutions that enable businesses and their employees to communicate via voice, text, HD video and web conferencing.

The weak performance of online used-car retailer Vroom also weighed on the Fund’s relative results. The company has delivered two consecutive quarters of strong earnings growth and reported third quarter revenue guidance 25% ahead of consensus. However, its stock declined on lower earnings projections due to substantial investments it has made to catch up with demand for used cars. We view Vroom as an early-stage growth company and believe it is

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

poised to be a leader in what is estimated to be a $500 billion market.

Despite the disappointing performance of these stocks, a number of our holdings delivered solid results, including technology holdings Atlassian and Lam Research. Atlassian announced quarterly earnings that handily beat consensus estimates, including a 30% year-over-year jump in total sales, 50% growth in subscription sales and 23,000 new customers. The developer of enterprise software products plays a valuable role in enabling developers and IT teams to collaborate with each other more effectively. Atlassian is also seeing signs of solid growth in the much larger knowledge worker space. We are excited about the long-term benefits we believe the company will enjoy as it transitions to a cloud model. Lam Research supplies specialty equipment used to produce memory chips, one of the fastest-growing areas of the semiconductor market. The company reported strong sales driven by robust chip demand and rising device complexity. We believe the company is well positioned to benefit from long term secular demand trends around increasing semiconductor demand, higher chip complexity, and rising manufacturing intensity.

OUTLOOK

We were pleased to see evidence of continued economic growth during the period and are optimistic that a global recovery is still underway. Nonetheless, the recent rise in COVID variant infection rates, continued fallout from supply chain disruptions and concerns related to policy makers’ response to inflation have tempered our near-term growth expectations for the U.S. and global economy. With that said, these concerns are balanced with our optimism about the strong corporate earnings growth we’ve seen in recent quarters, as history has shown that stocks typically follow earnings higher.

Against this backdrop, we have maintained our strategy of investing in businesses that are participating in and driving secular growth trends such as e-commerce, cloud computing, digital payments and health care innovation. At the same time, we have made modest adjustments to the Fund. For example, within health care, we’ve shifted our focus to developers of life sciences technologies and tools, as we believe these are the businesses supporting the latest wave of innovation in health care. Meanwhile, in technology, we have trimmed our exposure to standard semiconductor manufacturers and reallocated some of those assets to specialty chip manufacturers more directly leveraged to secular themes such as artificial intelligence and high-performance applications, including 5G and autonomous driving. In anticipation that the economy will gather momentum and continue to progress toward the mid-business cycle, we believe these and other refinements will allow the Fund to stay aligned with our longer-term investment goals and objectives.

Thank you for your investment in Janus Henderson Research Fund.

2	SEPTEMBER 30, 2021

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Atlassian Corp PLC - Class A	1.17%	0.63%	RingCentral Inc	0.94%	-0.49%
NVIDIA Corp	3.54%	0.51%	Vroom Inc	0.17%	-0.37%
Lam Research Corp	1.67%	0.46%	Global Blood Therapeutics Inc	0.30%	-0.36%
Blackstone Group Inc	0.51%	0.32%	Vertex Pharmaceuticals Inc	0.86%	-0.35%
Deere & Co	0.15%	0.20%	Mastercard Inc	3.00%	-0.34%

	3 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communications	0.19%	14.25%	14.01%
	Energy	0.08%	0.18%	0.16%
	Other**	-0.05%	0.26%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Healthcare	-1.64%	12.52%	12.50%
	Financials	-1.08%	8.92%	9.14%
	Technology	-0.57%	37.85%	37.87%
	Industrials	-0.31%	7.37%	7.68%
	Consumer	-0.25%	18.65%	18.64%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	9.3%
Amazon.com Inc
Internet & Direct Marketing Retail	7.3%
Alphabet Inc - Class C
Interactive Media & Services	6.7%
Apple Inc
Technology Hardware, Storage & Peripherals	4.7%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	4.3%
32.3%

Asset Allocation - (% of Net Assets)
Common Stocks	100.1%
Preferred Stocks	0.0%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	22.64%	19.20%	17.57%	12.06%	0.86%	0.86%
Class A Shares at MOP	15.58%	17.80%	16.88%	11.82%
Class C Shares at NAV	21.79%	18.38%	16.74%	11.28%	1.63%	1.63%
Class C Shares at CDSC	20.79%	18.38%	16.74%	11.28%
Class D Shares	22.88%	19.43%	17.82%	12.29%	0.66%	0.66%
Class I Shares	22.93%	19.51%	17.90%	12.33%	0.60%	0.60%
Class N Shares	23.04%	19.60%	17.97%	12.34%	0.53%	0.53%
Class R Shares	22.09%	18.80%	17.25%	11.76%	1.34%	1.30%
Class S Shares	22.41%	19.00%	17.40%	11.90%	1.03%	1.03%
Class T Shares	22.74%	19.32%	17.71%	12.25%	0.78%	0.78%
Russell 1000 Growth Index	27.32%	22.84%	19.68%	11.01%
S&P 500 Index	30.00%	16.90%	16.63%	10.49%
Morningstar Quartile - Class T Shares	4th	3rd	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	1,012/1,252	766/1,144	616/1,009	47/361

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on January 28, 2021.

Janus Investment Fund	5

Janus Henderson Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	SEPTEMBER 30, 2021

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,105.10	$4.49	$1,000.00	$1,020.81	$4.31	0.85%
Class C Shares	$1,000.00	$1,100.90	$8.48	$1,000.00	$1,017.00	$8.14	1.61%
Class D Shares	$1,000.00	$1,106.10	$3.48	$1,000.00	$1,021.76	$3.35	0.66%
Class I Shares	$1,000.00	$1,106.30	$3.22	$1,000.00	$1,022.01	$3.09	0.61%
Class N Shares	$1,000.00	$1,106.80	$2.85	$1,000.00	$1,022.36	$2.74	0.54%
Class R Shares	$1,000.00	$1,102.50	$6.90	$1,000.00	$1,018.50	$6.63	1.31%
Class S Shares	$1,000.00	$1,103.90	$5.54	$1,000.00	$1,019.80	$5.32	1.05%
Class T Shares	$1,000.00	$1,105.50	$4.12	$1,000.00	$1,021.16	$3.95	0.78%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Research Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 100.1%
Aerospace & Defense – 2.1%
Howmet Aerospace Inc	4,189,073	$130,699,078
L3Harris Technologies Inc	702,377	154,691,510
Teledyne Technologies Inc*	319,137	137,094,872
		422,485,460
Air Freight & Logistics – 1.5%
United Parcel Service Inc	1,681,685	306,234,839
Auto Components – 0.7%
Aptiv PLC*	1,006,701	149,968,248
Beverages – 1.1%
Constellation Brands Inc	1,101,020	231,973,904
Biotechnology – 2.8%
AbbVie Inc	2,254,604	243,204,134
Global Blood Therapeutics Inc*	1,411,209	35,957,605
Neurocrine Biosciences Inc*	961,038	92,173,155
Sarepta Therapeutics Inc*	1,262,587	116,764,046
Vertex Pharmaceuticals Inc*	459,281	83,308,981
		571,407,921
Capital Markets – 1.3%
Apollo Global Management Inc#	1,724,620	106,219,346
Blackstone Group Inc	1,299,732	151,210,821
		257,430,167
Chemicals – 1.0%
Sherwin-Williams Co	704,253	197,000,692
Commercial Services & Supplies – 0.6%
Copart Inc*	868,546	120,484,701
Containers & Packaging – 0.4%
Ball Corp	984,881	88,609,744
Diversified Consumer Services – 0.4%
Terminix Global Holdings Inc*	1,817,860	75,750,226
Entertainment – 2.8%
Liberty Media Corp-Liberty Formula One*	3,845,428	197,693,453
Netflix Inc*	612,882	374,066,400
		571,759,853
Health Care Equipment & Supplies – 3.6%
Abbott Laboratories	1,223,564	144,539,615
Align Technology Inc*	189,738	126,257,357
Boston Scientific Corp*	1,120,526	48,619,623
Danaher Corp	251,281	76,499,988
Dentsply Sirona Inc	1,384,415	80,365,291
DexCom Inc*	220,083	120,354,589
Edwards Lifesciences Corp*	1,227,726	138,990,860
		735,627,323
Health Care Providers & Services – 0.4%
Humana Inc	232,923	90,641,985
Hotels, Restaurants & Leisure – 1.7%
Aramark	3,623,163	119,057,136
Caesars Entertainment Inc*	2,030,440	227,977,803
		347,034,939
Household Durables – 0.6%
Roku Inc*	368,339	115,419,026
Household Products – 1.6%
Procter & Gamble Co	2,291,304	320,324,299
Industrial Conglomerates – 0.8%
Honeywell International Inc	718,410	152,504,075
Information Technology Services – 8.6%
Fidelity National Information Services Inc	1,220,234	148,478,073
Mastercard Inc	1,787,052	621,322,239
Okta Inc*	544,185	129,156,868
Snowflake Inc - Class A*	564,884	170,837,868

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services– (continued)
Visa Inc	2,697,624	$600,895,746
Wix.com Ltd*	386,086	75,661,273
		1,746,352,067
Insurance – 0.7%
Aon PLC - Class A	462,625	132,204,346
Interactive Media & Services – 11.0%
Alphabet Inc - Class C*	508,760	1,356,003,116
Facebook Inc*	2,320,802	787,656,991
Snap Inc*	1,224,817	90,477,232
		2,234,137,339
Internet & Direct Marketing Retail – 10.4%
Amazon.com Inc*	453,153	1,488,625,731
Booking Holdings Inc*	116,387	276,287,608
DoorDash Inc - Class A*	700,519	144,292,904
Farfetch Ltd - Class A*	1,982,290	74,296,229
Wayfair Inc*	487,408	124,537,618
		2,108,040,090
Life Sciences Tools & Services – 0.9%
Illumina Inc*	241,282	97,866,392
Thermo Fisher Scientific Inc	157,499	89,983,904
		187,850,296
Machinery – 0.7%
Ingersoll Rand Inc*	2,706,056	136,412,283
Oil, Gas & Consumable Fuels – 0.4%
Cheniere Energy Inc*	805,884	78,710,690
Pharmaceuticals – 1.4%
AstraZeneca PLC (ADR)	2,076,901	124,738,674
Horizon Therapeutics PLC*	736,527	80,679,168
Merck & Co Inc	1,022,714	76,816,049
		282,233,891
Professional Services – 1.2%
CoStar Group Inc*	2,710,762	233,288,178
Real Estate Management & Development – 0.4%
Redfin Corp*	1,649,254	82,627,625
Road & Rail – 1.9%
JB Hunt Transport Services Inc	790,100	132,120,522
Uber Technologies Inc*	5,739,295	257,120,416
		389,240,938
Semiconductor & Semiconductor Equipment – 10.3%
Advanced Micro Devices Inc*	1,398,304	143,885,482
ASML Holding NV	384,647	286,604,326
Lam Research Corp	427,072	243,068,029
Marvell Technology Inc	1,950,807	117,653,170
NVIDIA Corp	4,162,176	862,236,380
Texas Instruments Inc	1,682,039	323,304,716
Xilinx Inc	680,028	102,677,428
		2,079,429,531
Software – 20.4%
Adobe Inc*	1,018,454	586,344,337
Atlassian Corp PLC - Class A*	728,435	285,124,028
Autodesk Inc*	867,396	247,355,317
Avalara Inc*	886,433	154,921,895
Cadence Design Systems Inc*	686,053	103,895,866
Microsoft Corp	6,704,013	1,889,995,345
RingCentral Inc*	670,901	145,920,968
SS&C Technologies Holdings Inc	486,430	33,758,242
Tyler Technologies Inc*	363,131	166,550,033
Workday Inc - Class A*	957,601	239,294,914

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Zendesk Inc*	2,430,473	$282,882,752
		4,136,043,697
Specialty Retail – 1.4%
Burlington Stores Inc*	545,637	154,726,284
Olaplex Holdings Inc*	2,589,238	63,436,331
Vroom Inc*	2,871,474	63,373,431
		281,536,046
Technology Hardware, Storage & Peripherals – 4.7%
Apple Inc	6,769,193	957,840,810
Textiles, Apparel & Luxury Goods – 1.3%
NIKE Inc - Class B	1,841,000	267,368,430
Trading Companies & Distributors – 0.7%
Ferguson PLC	1,060,282	146,957,532
Wireless Telecommunication Services – 0.3%
T-Mobile US Inc*	520,103	66,448,359
Total Common Stocks (cost $10,977,139,645)		20,301,379,550
Preferred Stocks– 0%
Health Care Equipment & Supplies – 0%
MedicaMetrix Inc PP*,¢,§((cost $3,000,000)	2,727,273	3,000,000
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	1,570,800	1,570,800
Time Deposits – 0%
Royal Bank of Canada, 0.0400%, 10/1/21	$392,700	392,700
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,963,500)		1,963,500
Total Investments (total cost $10,982,103,145) – 100.1%		20,306,343,050
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(27,509,024)
Net Assets – 100%		$20,278,834,026

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$19,459,918,520	95.8%
Netherlands	286,604,326	1.4
Australia	285,124,028	1.4
United Kingdom	199,034,903	1.0
Israel	75,661,273	0.4

Total	$20,306,343,050	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/21
Preferred Stocks - 0.0%
Health Care Equipment & Supplies - 0.0%
MedicaMetrix Inc PP*,¢,§	$-	$-	$-	$3,000,000
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	29,034	(2,810)	(436)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	131,695∆	-	-	1,570,800
Total Affiliated Investments - 0.0%	$160,729	$(2,810)	$(436)	$4,570,800

(1) For securities that were affiliated for a portion of the year ended September 30, 2021, this column reflects amounts for the entire year ended September 30, 2021 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Preferred Stocks - 0.0%
Health Care Equipment & Supplies - 0.0%
MedicaMetrix Inc PP*,¢,§	-	3,000,000	-	3,000,000
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	19,207,409	1,937,708,272	(1,956,912,435)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	41,911,317	654,450,792	(694,791,309)	1,570,800

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $3,000,000, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
MedicaMetrix Inc PP	1/26/21	$3,000,000	$3,000,000	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Trading Companies & Distributors	$-	$146,957,532	$-
All Other	20,154,422,018	-	-
Preferred Stocks	-	-	3,000,000
Investments Purchased with Cash Collateral from Securities Lending	-	1,963,500	-
Total Assets	$20,154,422,018	$148,921,032	$3,000,000

12	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2021

Assets:
Unaffiliated investments, at value (cost $10,977,139,645)(1)	$20,301,772,250
Affiliated investments, at value (cost $4,963,500)	4,570,800
Non-interested Trustees' deferred compensation	505,750
Receivables:
Investments sold	51,024,433
Fund shares sold	6,085,309
Dividends	2,220,698
Foreign tax reclaims	24,545
Dividends from affiliates	548
Other assets	47,502
Total Assets	20,366,251,835
Liabilities:
Due to custodian	2,832,429
Collateral for securities loaned (Note 2)	1,963,500
Payables:	—
Investments purchased	60,140,457
Fund shares repurchased	9,207,143
Advisory fees	9,164,140
Transfer agent fees and expenses	2,620,925
Non-interested Trustees' deferred compensation fees	505,750
Non-interested Trustees' fees and expenses	145,490
Professional fees	70,228
Affiliated fund administration fees payable	43,618
12b-1 Distribution and shareholder servicing fees	33,660
Custodian fees	19,451
Accrued expenses and other payables	671,018
Total Liabilities	87,417,809
Net Assets	$20,278,834,026

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,660,415,122
Total distributable earnings (loss)	11,618,418,904
Total Net Assets	$20,278,834,026
Net Assets - Class A Shares	$53,588,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	758,096
Net Asset Value Per Share(2)	$70.69
Maximum Offering Price Per Share(3)	$75.00
Net Assets - Class C Shares	$15,909,673
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	247,496
Net Asset Value Per Share(2)	$64.28
Net Assets - Class D Shares	$14,715,777,187
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,056,258
Net Asset Value Per Share	$71.42
Net Assets - Class I Shares	$448,507,570
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,291,798
Net Asset Value Per Share	$71.28
Net Assets - Class N Shares	$432,553,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,064,877
Net Asset Value Per Share	$71.32
Net Assets - Class R Shares	$4,226,092
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,334
Net Asset Value Per Share	$70.04
Net Assets - Class S Shares	$30,909,007
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	446,258
Net Asset Value Per Share	$69.26
Net Assets - Class T Shares	$4,577,362,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,118,623
Net Asset Value Per Share	$71.39

(1) Includes $1,896,972 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$125,653,617
Affiliated securities lending income, net	131,695
Dividends from affiliates	29,034
Unaffiliated securities lending income, net	5,652
Other income	476
Foreign tax withheld	(110,522)
Total Investment Income	125,709,952
Expenses:
Advisory fees	101,815,705
12b-1 Distribution and shareholder servicing fees:
Class A Shares	112,636
Class C Shares	156,101
Class R Shares	20,998
Class S Shares	74,464
Transfer agent administrative fees and expenses:
Class D Shares	15,903,899
Class R Shares	10,886
Class S Shares	74,465
Class T Shares	10,961,438
Transfer agent networking and omnibus fees:
Class A Shares	26,021
Class C Shares	12,947
Class I Shares	311,446
Other transfer agent fees and expenses:
Class A Shares	2,521
Class C Shares	823
Class D Shares	1,064,744
Class I Shares	16,634
Class N Shares	10,899
Class R Shares	52
Class S Shares	305
Class T Shares	30,397
Shareholder reports expense	1,103,899
Affiliated fund administration fees	544,183
Non-interested Trustees’ fees and expenses	303,075
Registration fees	153,893
Professional fees	152,229
Custodian fees	87,431
Other expenses	914,713
Total Expenses	133,866,804
Less: Excess Expense Reimbursement and Waivers	(606,897)
Net Expenses	133,259,907
Net Investment Income/(Loss)	(7,549,955)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,429,559,141
Investments in affiliates	(2,810)
Total Net Realized Gain/(Loss) on Investments	2,429,556,331
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,480,355,838
Investments in affiliates	(436)
Total Change in Unrealized Net Appreciation/Depreciation	1,480,355,402
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,902,361,778

See Notes to Financial Statements.

16	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$(7,549,955)	$45,637,890
Net realized gain/(loss) on investments	2,429,556,331	775,468,181
Change in unrealized net appreciation/depreciation	1,480,355,402	3,545,403,452
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,902,361,778	4,366,509,523
Dividends and Distributions to Shareholders:
Class A Shares	(1,133,031)	(3,012,575)
Class C Shares	(562,873)	(1,968,593)
Class D Shares	(398,705,851)	(1,040,593,648)
Class I Shares	(12,258,273)	(34,060,391)
Class N Shares	(12,695,033)	(32,462,173)
Class R Shares	(132,542)	(435,120)
Class S Shares	(840,310)	(2,352,571)
Class T Shares	(121,681,672)	(333,344,171)
Net Decrease from Dividends and Distributions to Shareholders	(548,009,585)	(1,448,229,242)
Capital Share Transactions:
Class A Shares	9,926,159	669,279
Class C Shares	(5,488,086)	(3,657,116)
Class D Shares	(355,951,384)	293,624,593
Class I Shares	(8,686,429)	(20,876,765)
Class N Shares	(36,562,362)	18,622,443
Class R Shares	(772,746)	(807,473)
Class S Shares	(650,692)	(11,797,452)
Class T Shares	(117,902,220)	(30,898,009)
Net Increase/(Decrease) from Capital Share Transactions	(516,087,760)	244,879,500
Net Increase/(Decrease) in Net Assets	2,838,264,433	3,163,159,781
Net Assets:
Beginning of period	17,440,569,593	14,277,409,812
End of period	$20,278,834,026	$17,440,569,593

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.31	$49.56	$53.33	$45.29	$42.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.15)	0.06	0.14	0.08	0.13
Net realized and unrealized gain/(loss)	13.37	14.75	0.50	10.25	6.50
Total from Investment Operations	13.22	14.81	0.64	10.33	6.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	(0.06)	(0.03)	(0.01)
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Total Dividends and Distributions	(1.84)	(5.06)	(4.41)	(2.29)	(3.65)
Net Asset Value, End of Period	$70.69	$59.31	$49.56	$53.33	$45.29
Total Return*	22.66%	32.14%	2.98%	23.56%	16.70%
Net Assets, End of Period (in thousands)	$53,589	$36,300	$29,853	$28,474	$25,233
Average Net Assets for the Period (in thousands)	$45,054	$31,223	$28,823	$26,135	$25,873
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.86%	0.89%	0.93%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.89%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	(0.22)%	0.12%	0.30%	0.17%	0.29%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$54.45	$46.06	$50.18	$42.99	$40.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.53)	(0.27)	(0.18)	(0.23)	(0.16)
Net realized and unrealized gain/(loss)	12.20	13.59	0.41	9.68	6.19
Total from Investment Operations	11.67	13.32	0.23	9.45	6.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Total Dividends and Distributions	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Net Asset Value, End of Period	$64.28	$54.45	$46.06	$50.18	$42.99
Total Return*	21.81%	31.20%	2.27%	22.73%	15.89%
Net Assets, End of Period (in thousands)	$15,910	$18,502	$19,109	$27,515	$25,527
Average Net Assets for the Period (in thousands)	$17,155	$18,763	$21,832	$26,463	$21,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.55%	1.58%	1.61%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.55%	1.57%	1.58%	1.60%
Ratio of Net Investment Income/(Loss)	(0.88)%	(0.57)%	(0.39)%	(0.50)%	(0.39)%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.86	$49.98	$53.74	$45.60	$42.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.17	0.24	0.19	0.22
Net realized and unrealized gain/(loss)	13.48	14.87	0.50	10.33	6.53
Total from Investment Operations	13.47	15.04	0.74	10.52	6.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.23)	(0.15)	(0.12)	(0.20)
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Total Dividends and Distributions	(1.91)	(5.16)	(4.50)	(2.38)	(3.84)
Net Asset Value, End of Period	$71.42	$59.86	$49.98	$53.74	$45.60
Total Return*	22.89%	32.40%	3.20%	23.85%	16.90%
Net Assets, End of Period (in thousands)	$14,715,777	$12,635,778	$10,221,640	$10,550,222	$9,078,354
Average Net Assets for the Period (in thousands)	$14,113,628	$11,047,912	$9,901,606	$9,778,967	$5,277,885
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.69%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.68%	0.69%	0.73%
Ratio of Net Investment Income/(Loss)	(0.02)%	0.32%	0.50%	0.39%	0.50%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.74	$49.89	$53.67	$45.53	$42.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.20	0.27	0.22	0.24
Net realized and unrealized gain/(loss)	13.46	14.84	0.48	10.32	6.53
Total from Investment Operations	13.48	15.04	0.75	10.54	6.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.26)	(0.18)	(0.14)	(0.25)
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Total Dividends and Distributions	(1.94)	(5.19)	(4.53)	(2.40)	(3.89)
Net Asset Value, End of Period	$71.28	$59.74	$49.89	$53.67	$45.53
Total Return*	22.95%	32.47%	3.23%	23.94%	16.98%
Net Assets, End of Period (in thousands)	$448,508	$383,533	$340,425	$387,130	$372,836
Average Net Assets for the Period (in thousands)	$428,367	$349,367	$339,641	$382,642	$285,259
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.60%	0.63%	0.65%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.60%	0.62%	0.63%	0.65%
Ratio of Net Investment Income/(Loss)	0.03%	0.38%	0.56%	0.45%	0.55%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.75	$49.90	$53.69	$45.54	$42.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.23	0.31	0.26	0.27
Net realized and unrealized gain/(loss)	13.47	14.85	0.47	10.31	6.54
Total from Investment Operations	13.54	15.08	0.78	10.57	6.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.30)	(0.22)	(0.16)	(0.30)
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Total Dividends and Distributions	(1.97)	(5.23)	(4.57)	(2.42)	(3.94)
Net Asset Value, End of Period	$71.32	$59.75	$49.90	$53.69	$45.54
Total Return*	23.05%	32.57%	3.31%	24.02%	17.10%
Net Assets, End of Period (in thousands)	$432,553	$394,953	$308,922	$311,140	$266,604
Average Net Assets for the Period (in thousands)	$426,650	$350,927	$296,644	$278,339	$231,105
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.54%	0.53%	0.55%	0.58%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.53%	0.54%	0.56%	0.56%
Ratio of Net Investment Income/(Loss)	0.11%	0.45%	0.64%	0.53%	0.63%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

Class R Shares
For a share outstanding during the year or period ended September 30	2021	2020	2019	2018	2017(2)
Net Asset Value, Beginning of Period	$59.04	$49.46	$53.37	$45.47	$41.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.42)	(0.18)	(0.05)	(0.12)	(0.03)
Net realized and unrealized gain/(loss)	13.26	14.69	0.49	10.28	5.23
Total from Investment Operations	12.84	14.51	0.44	10.16	5.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.04)
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(1.47)
Total Dividends and Distributions	(1.84)	(4.93)	(4.35)	(2.26)	(1.51)
Net Asset Value, End of Period	$70.04	$59.04	$49.46	$53.37	$45.47
Total Return*	22.10%	31.48%	2.55%	23.06%	12.67%
Net Assets, End of Period (in thousands)	$4,226	$4,269	$4,476	$5,021	$5,200
Average Net Assets for the Period (in thousands)	$4,354	$4,322	$4,550	$4,931	$3,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.34%	1.30%	1.35%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.34%	1.30%	1.33%	1.35%
Ratio of Net Investment Income/(Loss)	(0.64)%	(0.36)%	(0.11)%	(0.25)%	(0.09)%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from January 27, 2017 (inception date) through September 30, 2017.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$58.25	$48.72	$52.52	$44.68	$41.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.26)	(0.03)	0.07	0.01	0.07
Net realized and unrealized gain/(loss)	13.11	14.49	0.48	10.10	6.41
Total from Investment Operations	12.85	14.46	0.55	10.11	6.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	(0.07)
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Total Dividends and Distributions	(1.84)	(4.93)	(4.35)	(2.27)	(3.71)
Net Asset Value, End of Period	$69.26	$58.25	$48.72	$52.52	$44.68
Total Return*	22.43%	31.89%	2.82%	23.38%	16.53%
Net Assets, End of Period (in thousands)	$30,909	$26,600	$33,835	$27,788	$27,354
Average Net Assets for the Period (in thousands)	$29,786	$25,562	$28,972	$27,937	$13,782
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.03%	1.06%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.03%	1.05%	1.06%	1.07%
Ratio of Net Investment Income/(Loss)	(0.39)%	(0.06)%	0.14%	0.03%	0.17%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$59.86	$49.98	$53.74	$45.61	$42.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	0.11	0.20	0.14	0.18
Net realized and unrealized gain/(loss)	13.48	14.89	0.49	10.33	6.54
Total from Investment Operations	13.40	15.00	0.69	10.47	6.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.19)	(0.10)	(0.08)	(0.14)
Distributions (from capital gains)	(1.84)	(4.93)	(4.35)	(2.26)	(3.64)
Total Dividends and Distributions	(1.87)	(5.12)	(4.45)	(2.34)	(3.78)
Net Asset Value, End of Period	$71.39	$59.86	$49.98	$53.74	$45.61
Total Return*	22.76%	32.27%	3.07%	23.74%	16.81%
Net Assets, End of Period (in thousands)	$4,577,362	$3,940,635	$3,319,149	$3,481,882	$3,082,833
Average Net Assets for the Period (in thousands)	$4,384,575	$3,505,134	$3,219,617	$3,264,878	$2,119,275
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.78%	0.80%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.77%	0.79%	0.81%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.22%	0.41%	0.29%	0.42%
Portfolio Turnover Rate	31%	38%	41%	43%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund relies on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

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Notes to Financial Statements

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

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Notes to Financial Statements

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and

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Notes to Financial Statements

other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,896,972	$—	$(1,896,972)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

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Notes to Financial Statements

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,896,972. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $1,963,500, resulting in the net amount due to the counterparty of $66,528.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Fund’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. The Fund’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Fund’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index, up to the Fund’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net

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Notes to Financial Statements

assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.52%.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. The previous expense limit (until February 1, 2021) was 0.75%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the

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Notes to Financial Statements

0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and

30	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Notes to Financial Statements

Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $5,611.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $925.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 136,128,222	$ 2,187,915,839	$ -	$ -	$ -	$ (490,213)	$9,294,865,056

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Janus Henderson Research Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,011,477,994	$ 9,563,238,527	$(268,373,471)	$ 9,294,865,056

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 18,658,006	$ 529,351,579	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 86,301,325	$ 1,361,927,917	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 60,370,137	$ 7,422,590	$ (67,792,727)

Capital has been adjusted by $60,370,137, including $56,896,749 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

32	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	266,614	$ 17,903,311	162,402	$ 8,605,440
Reinvested dividends and distributions	15,644	988,359	55,190	2,682,235
Shares repurchased	(136,203)	(8,965,511)	(207,890)	(10,618,396)
Net Increase/(Decrease)	146,055	$ 9,926,159	9,702	$ 669,279
Class C Shares:
Shares sold	22,144	$ 1,342,818	43,723	$ 2,023,913
Reinvested dividends and distributions	9,336	539,413	39,065	1,752,472
Shares repurchased	(123,771)	(7,370,317)	(157,859)	(7,433,501)
Net Increase/(Decrease)	(92,291)	$ (5,488,086)	(75,071)	$ (3,657,116)
Class D Shares:
Shares sold	3,326,107	$ 220,997,171	4,291,343	$ 217,958,611
Reinvested dividends and distributions	6,022,078	383,787,030	20,465,310	1,002,186,256
Shares repurchased	(14,398,341)	(960,735,585)	(18,175,802)	(926,520,274)
Net Increase/(Decrease)	(5,050,156)	$(355,951,384)	6,580,851	$ 293,624,593
Class I Shares:
Shares sold	1,377,299	$ 92,389,122	1,529,874	$ 77,400,208
Reinvested dividends and distributions	176,530	11,225,532	634,778	31,015,251
Shares repurchased	(1,682,084)	(112,301,083)	(2,567,986)	(129,292,224)
Net Increase/(Decrease)	(128,255)	$ (8,686,429)	(403,334)	$ (20,876,765)
Class N Shares:
Shares sold	761,708	$ 51,177,439	1,308,402	$ 65,554,063
Reinvested dividends and distributions	199,163	12,664,782	663,018	32,381,800
Shares repurchased	(1,505,622)	(100,404,583)	(1,552,140)	(79,313,420)
Net Increase/(Decrease)	(544,751)	$ (36,562,362)	419,280	$ 18,622,443
Class R Shares:
Shares sold	9,957	$ 654,373	10,598	$ 539,726
Reinvested dividends and distributions	2,094	131,597	8,858	430,257
Shares repurchased	(24,025)	(1,558,716)	(37,655)	(1,777,456)
Net Increase/(Decrease)	(11,974)	$ (772,746)	(18,199)	$ (807,473)
Class S Shares:
Shares sold	78,526	$ 5,126,028	80,994	$ 4,098,070
Reinvested dividends and distributions	13,532	838,966	49,090	2,346,507
Shares repurchased	(102,443)	(6,615,686)	(367,981)	(18,242,029)
Net Increase/(Decrease)	(10,385)	$ (650,692)	(237,897)	$ (11,797,452)
Class T Shares:
Shares sold	4,517,826	$ 303,568,991	4,891,013	$ 253,719,290
Reinvested dividends and distributions	1,861,188	118,687,931	6,636,752	325,267,223
Shares repurchased	(8,091,628)	(540,159,142)	(12,099,775)	(609,884,522)
Net Increase/(Decrease)	(1,712,614)	$(117,902,220)	(572,010)	$ (30,898,009)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,003,278,282	$6,993,937,379	-	-

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Janus Henderson Research Fund

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Research Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Research Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

36	SEPTEMBER 30, 2021

Janus Henderson Research Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

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Janus Henderson Research Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Research Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Research Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Research Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$586,248,328
Dividends Received Deduction Percentage	88%
Qualified Dividend Income Percentage	88%

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Janus Henderson Research Fund

Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93053 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Triton Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

 We believe a fundamentally driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space allows us the flexibility to hold our positions and capture a longer-growth period in a company’s life cycle.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Triton Fund Class I Shares returned 33.90% for the 12-month period ended September 30, 2021. The Fund’s primary benchmark, the Russell 2500™ Growth Index, returned 31.98%. The Fund’s secondary benchmark, the Russell 2000® Growth Index, returned 33.27%.

INVESTMENT ENVIRONMENT

Stocks rose strongly in the fourth quarter of 2020 as resilient economic and earnings growth and optimism over new COVID-19 vaccines lifted investor sentiment. Congress also passed the $1.9 trillion American Rescue Plan, which included cash payments to most households. Stocks rose through the first half of 2021, as an accelerating vaccine rollout helped support healthy economic and earnings growth. However, stocks suffered periods of volatility, especially in the third quarter as the spread of the new Delta variant led to renewed pandemic concerns. Supply constraints and higher input costs also fueled inflation, which drove interest rates higher late in the third quarter. The Federal Reserve signaled it would begin tapering its monetary support before year-end, which added to upward pressure on interest rates. Through much of the period, investors shifted between growth stocks and more cyclically driven value opportunities as they awaited more clarity on the economic outlook. Rising interest rates in the third quarter fueled a rotation away from growth stocks, however. As a result, small and mid-cap growth underperformed small- and mid-cap value for the 12-month period, as measured by the Russell indices.

PERFORMANCE DISCUSSION

We were pleased to see a number of our disciplined growth investments rewarded by investors over the past 12 months, supporting our relative performance. Longtime holding Rexnord was a top positive contributor, as the company’s restructuring plans were well received by investors. Rexnord’s power and control (PMC) division supplies technology-enabled mechanical components that improve factory workflows. The PMC business is expected to merge with larger rival Regal Beloit in a deal we believe could result in synergies and an expanded market opportunity. This spin-off will leave Rexnord’s water management business, Zurn, as a pure play provider of water flow control systems. Zurn’s business has delivered strong growth trends, driven by the increased investments in water conservation and sustainability, and we continued to see growth potential for the business.

LPL Financial was another top contributor. This investment advisory company provides a full-service, technology-enabled platform that helps independent financial advisors serve their clients. The stock rose as the company reported robust revenue and earnings performance, aided by strong asset growth. It was also exploring new lending solutions that may benefit from higher long-term interest rates.

Clarivate Analytics was a prominent detractor. Clarivate owns and operates subscription-based academic, research and information services used by universities, scientists and biopharmaceuticals companies seeking brand or patent protection. Its businesses include the Web of Science, an online portal that provides proprietary access to over 7,000 academic journals, proprietary databases and scientific journals. Subscription-based recurring revenues have accounted for roughly 85% of Clarivate’s business, and it has benefited from a 90% customer-retention rate. The stock performed well in 2020, supported by the company’s subscription-based business model. The stock declined more recently, however, as the company reported some potential near-term slowing in subscriber growth. We remained positive on its long-term fundamentals, however.

LendingTree, another detractor, operates an online loan marketplace where consumers can shop for competitive

Janus Investment Fund	1

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

rates on mortgages, credit cards and other consumer loans. While the company reported solid earnings and guidance, investors were concerned about some moderating business trends in 2021 as government support payments reduced demand for credit cards and loans. As a result, LendingTree’s business volumes did not rebound as strongly from the pandemic as people had expected, and the stock declined. We saw this business slowdown as a short-term issue, especially as support payments are ending. We held onto our stock due to our long-term view on the company’s potential.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While we have been encouraged by positive economic trends, we remain aware of risks facing the market. The pandemic is far from over, and it has contributed to supply chain and labor market dislocations that have fueled inflation and challenged businesses. From our conversations with companies, we believe these challenges could persist well into next year, acting as a headwind for the recovery. The end to government support payments and the potential for higher interest rates could also temper the pace of economic growth. Despite these crosscurrents, valuations in some areas of the small-cap market continue to test new highs, and we remain concerned about elevated expectations that may be out of sync with the current economic environment. For our part, we remain committed to a disciplined approach that looks for opportunity while managing risk. We continue to focus on reasonably valued companies with established supplier relationships as well as strong competitive positions that may help them pass along higher input costs without sacrificing their profit margins. We believe these kinds of disciplined, well-managed companies may be better able to navigate near-term market uncertainty while they capitalize on long-term trends in the economy.

2	SEPTEMBER 30, 2021

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Quantumscape Corp	0.82%	1.73%	LendingTree Inc	0.66%	-0.80%
LPL Financial Holdings Inc	1.82%	0.98%	Vaxcyte Inc	0.43%	-0.75%
Rexnord Corp	1.23%	0.81%	Clarivate Analytics PLC	0.80%	-0.69%
ON Semiconductor Corp	1.30%	0.68%	Global Blood Therapeutics Inc	0.48%	-0.53%
GW Pharmaceuticals PLC (ADR)	0.38%	0.56%	Terminix Global Holdings Inc	1.68%	-0.50%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Financials	2.40%	5.56%	4.22%
	Materials	1.12%	6.23%	3.09%
	Consumer Staples	0.60%	2.99%	2.85%
	Communication Services	0.58%	1.39%	2.43%
	Industrials	0.24%	14.09%	12.96%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.99%	11.45%	13.46%
	Information Technology	-0.83%	28.50%	29.16%
	Other**	-0.62%	1.48%	0.00%
	Energy	-0.01%	0.00%	0.54%
	Utilities	0.12%	0.67%	0.84%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Catalent Inc
Pharmaceuticals	2.8%
Crown Holdings Inc
Containers & Packaging	2.7%
LPL Financial Holdings Inc
Capital Markets	2.1%
Sensient Technologies Corp
Chemicals	2.0%
j2 Global Inc
Software	1.8%
11.4%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Private Investment in Public Equity (PIPES)	1.9%
Investment Companies	1.6%
Investments Purchased with Cash Collateral from Securities Lending	0.5%
Other	(2.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	33.41%	15.36%	16.01%	13.05%	1.35%
Class A Shares at MOP(1)	25.74%	14.01%	15.32%	12.65%
Class C Shares at NAV(1)	32.72%	14.70%	15.27%	12.30%	1.74%
Class C Shares at CDSC(1)	31.72%	14.70%	15.27%	12.30%
Class D Shares(1)	33.85%	15.74%	16.36%	13.34%	0.80%
Class I Shares(1)	33.90%	15.78%	16.41%	13.40%	0.76%
Class N Shares(1)	34.04%	15.90%	16.51%	13.42%	0.66%
Class R Shares(1)	33.06%	15.04%	15.66%	12.69%	1.41%
Class S Shares(1)	33.37%	15.32%	15.95%	12.95%	1.16%
Class T Shares(1)	33.67%	15.61%	16.25%	13.26%	0.91%
Russell 2500 Growth Index	31.98%	18.21%	17.20%	11.51%
Russell 2000 Growth Index	33.27%	15.34%	15.74%	10.24%
Morningstar Quartile - Class T Shares	3rd	3rd	3rd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	403/616	425/576	304/524	36/446

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and

Janus Investment Fund	5

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2021

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,027.90	$5.59	$1,000.00	$1,019.55	$5.57	1.10%
Class C Shares	$1,000.00	$1,025.30	$8.33	$1,000.00	$1,016.85	$8.29	1.64%
Class D Shares	$1,000.00	$1,029.50	$3.97	$1,000.00	$1,021.16	$3.95	0.78%
Class I Shares	$1,000.00	$1,029.70	$3.77	$1,000.00	$1,021.36	$3.75	0.74%
Class N Shares	$1,000.00	$1,030.30	$3.36	$1,000.00	$1,021.76	$3.35	0.66%
Class R Shares	$1,000.00	$1,026.50	$7.11	$1,000.00	$1,018.05	$7.08	1.40%
Class S Shares	$1,000.00	$1,027.60	$5.90	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,029.00	$4.58	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 98.0%
Aerospace & Defense – 2.0%
Axon Enterprise Inc*	688,690	$120,534,524
Teledyne Technologies Inc*	259,420	111,441,644
		231,976,168
Auto Components – 1.6%
Fox Factory Holding Corp*	558,471	80,721,398
Quantumscape Corp*,#	1,293,635	31,745,803
Visteon Corp*	730,514	68,953,216
		181,420,417
Automobiles – 0.7%
Thor Industries Inc	689,140	84,598,826
Banks – 0.4%
MSD Acquisition Corp*,£	4,073,279	40,773,523
Biotechnology – 9.4%
Abcam PLC*	2,325,256	46,234,495
Acceleron Pharma Inc*	573,648	98,724,821
Arrowhead Pharmaceuticals Inc*	815,750	50,927,272
Ascendis Pharma A/S (ADR)*	308,481	49,168,787
Bridgebio Pharma Inc*	816,075	38,249,435
Centessa Pharmacuticals PLC (ADR)*	1,578,408	26,359,414
Eagle Pharmaceuticals Inc/DE*,£	965,786	53,871,543
Emergent BioSolutions Inc*	1,427,882	71,494,052
Fate Therapeutics Inc*	893,656	52,966,991
Global Blood Therapeutics Inc*	1,645,452	41,926,117
Ligand Pharmaceuticals Inc*,£	1,045,081	145,600,685
Mirati Therapeutics Inc*	381,887	67,559,629
Natera Inc*	496,856	55,369,633
Neurocrine Biosciences Inc*	1,206,374	115,703,330
PTC Therapeutics Inc*	1,020,340	37,966,851
Sarepta Therapeutics Inc*	1,085,880	100,422,182
Vaxcyte Inc*,#	2,004,508	50,854,368
		1,103,399,605
Capital Markets – 2.9%
Cboe Global Markets Inc	742,604	91,978,931
LPL Financial Holdings Inc	1,552,623	243,389,181
		335,368,112
Chemicals – 2.0%
Sensient Technologies Corp£	2,536,727	231,045,095
Commercial Services & Supplies – 1.8%
Brady Corp	2,243,969	113,769,228
Cimpress PLC*	462,343	40,145,243
Driven Brands Holdings Inc*	1,943,156	56,137,777
		210,052,248
Construction Materials – 0.9%
Summit Materials Inc*	3,447,850	110,227,764
Containers & Packaging – 3.6%
Crown Holdings Inc	3,157,960	318,259,209
Sealed Air Corp	1,886,558	103,364,513
		421,623,722
Diversified Consumer Services – 2.6%
Frontdoor Inc*	1,930,898	80,904,626
Mister Car Wash Inc*	2,706,885	49,400,651
Terminix Global Holdings Inc*	4,266,728	177,794,556
		308,099,833
Diversified Financial Services – 0.9%
Clarivate Analytics PLC*	3,179,947	69,640,839
GS Acquisition Holdings Corp II - Class A*	693,319	7,085,720
Kensington Capital Acquisition Corp*,£	2,663,123	22,809,648
		99,536,207

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Diversified Telecommunication Services – 1.7%
AST SpaceMobile Inc*	1,670,199	$18,071,553
Vonage Holdings Corp*	11,223,526	180,923,239
		198,994,792
Electrical Equipment – 1.0%
EnerSys	1,110,529	82,667,779
Stem Inc*	1,232,031	29,433,221
		112,101,000
Electronic Equipment, Instruments & Components – 2.9%
Itron Inc*	612,929	46,355,820
National Instruments Corp	1,745,295	68,467,923
OSI Systems Inc*,£	1,280,610	121,401,828
Rogers Corp*	565,890	105,527,167
		341,752,738
Equity Real Estate Investment Trusts (REITs) – 0.8%
Lamar Advertising Co	810,445	91,944,985
Food & Staples Retailing – 0.9%
Casey's General Stores Inc	410,592	77,376,062
Grocery Outlet Holding Corp*	1,492,617	32,195,749
		109,571,811
Food Products – 2.6%
Hostess Brands Inc*,£	6,587,747	114,429,165
Premium Brands Holdings Corp#	861,685	88,141,721
Simply Good Foods Co*	2,866,267	98,857,549
		301,428,435
Health Care Equipment & Supplies – 6.9%
Cardiovascular Systems Inc*	1,454,735	47,758,950
Glaukos Corp*	1,106,195	53,285,413
Globus Medical Inc*	2,257,928	173,002,443
ICU Medical Inc*	458,201	106,934,949
Integra LifeSciences Holdings Corp*	2,881,399	197,318,204
Ortho Clinical Diagnostics Holdings PLC*	7,083,673	130,906,277
STERIS PLC	507,506	103,673,326
		812,879,562
Health Care Providers & Services – 2.5%
Agiliti Inc*,#,£	5,258,127	100,114,738
Chemed Corp	249,678	116,130,231
HealthEquity Inc*	1,102,796	71,417,069
		287,662,038
Hotels, Restaurants & Leisure – 1.3%
Churchill Downs Inc	285,557	68,556,525
Wendy's Co	3,834,602	83,134,171
		151,690,696
Household Durables – 1.5%
Helen of Troy Ltd*	469,880	105,572,638
Purple Innovation Inc*	3,091,937	64,992,516
		170,565,154
Independent Power and Renewable Electricity Producers – 0.5%
NRG Energy Inc	1,474,565	60,206,489
Industrial Conglomerates – 1.0%
Carlisle Cos Inc	595,508	118,381,035
Information Technology Services – 6.1%
Broadridge Financial Solutions Inc	924,428	154,046,682
Euronet Worldwide Inc*	1,229,724	156,519,271
LiveRamp Holdings Inc*	2,400,301	113,366,216
MAXIMUS Inc	1,090,902	90,763,046
Switch Inc	4,308,534	109,393,678
WEX Inc*	539,247	94,982,967
		719,071,860

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance – 0.7%
Selective Insurance Group Inc	1,114,778	$84,199,182
Internet & Direct Marketing Retail – 1.3%
Etsy Inc*	484,787	100,816,305
Wayfair Inc*,#	200,921	51,337,325
		152,153,630
Life Sciences Tools & Services – 3.3%
Bio-Techne Corp	204,321	99,007,827
Bruker Corp	1,444,617	112,824,588
NeoGenomics Inc*	1,601,732	77,267,552
PerkinElmer Inc	531,998	92,189,933
		381,289,900
Machinery – 4.7%
Donaldson Co Inc	1,569,136	90,084,098
Gates Industrial Corp PLC*	5,649,021	91,909,572
ITT Inc	1,080,964	92,789,950
Nordson Corp	332,811	79,258,940
Rexnord Corp*	2,980,086	191,589,729
Xos Inc*,#	2,033,906	9,416,985
		555,049,274
Media – 0.5%
Cable One Inc	34,800	63,096,924
Pharmaceuticals – 3.3%
Catalent Inc*	2,429,138	323,245,394
Horizon Therapeutics PLC*	616,381	67,518,375
		390,763,769
Professional Services – 1.6%
Alight Inc - Class A*,#	6,479,680	74,386,726
TriNet Group Inc*	1,245,601	117,808,943
		192,195,669
Road & Rail – 1.2%
Saia Inc*	611,839	145,636,037
Semiconductor & Semiconductor Equipment – 3.7%
Brooks Automation Inc	1,287,446	131,770,098
Cree Inc*	404,748	32,675,306
Entegris Inc	947,531	119,294,153
ON Semiconductor Corp*	3,332,008	152,506,006
		436,245,563
Software – 14.5%
ACI Worldwide Inc*	2,307,889	70,921,429
Altair Engineering Inc*	1,144,243	78,884,112
Avalara Inc*	677,254	118,363,682
Blackbaud Inc*	2,140,743	150,601,270
Ceridian HCM Holding Inc*	441,498	49,721,505
Clearwater Analytics Holdings Inc - Class A*	582,586	14,920,027
Dynatrace Inc*	1,987,814	141,075,160
Envestnet Inc*	1,501,397	120,472,095
j2 Global Inc*	1,536,453	209,910,209
LivePerson Inc*	2,064,673	121,712,473
Nice Ltd (ADR)*	289,506	82,231,284
Pagerduty Inc*	2,817,109	116,684,655
SS&C Technologies Holdings Inc	2,886,207	200,302,766
Yext Inc*	6,055,619	72,849,097
Zendesk Inc*	1,309,933	152,463,102
		1,701,112,866
Specialty Retail – 2.5%
Leslie's Inc*	3,321,838	68,230,553
National Vision Holdings Inc*	2,424,065	137,614,170

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialty Retail– (continued)
Williams-Sonoma Inc	453,488	$80,417,027
		286,261,750
Technology Hardware, Storage & Peripherals – 0.6%
NCR Corp*	1,813,114	70,276,299
Thrifts & Mortgage Finance – 1.6%
LendingTree Inc*	429,087	59,999,235
Walker & Dunlop Inc	1,084,818	123,126,843
		183,126,078
Total Common Stocks (cost $6,799,834,487)		11,475,779,056
Private Investment in Public Equity (PIPES)– 1.9%
Capital Markets – 0.6%
Foresight Acquisition Corp*,§	6,617,848	65,251,981
Diversified Financial Services – 1.3%
GS Acquisition Holdings Corp*,§	9,458,407	96,664,920
SomaLogic Holdings Inc*,§	2,827,494	35,032,651
Wallbox BV*,§	1,355,820	11,226,190
Xos Inc*,§	3,032,434	14,040,169
		156,963,930
Total Private Investment in Public Equity (PIPES) (cost $232,920,030)		222,215,911
Investment Companies– 1.6%
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $188,324,812)	188,306,418	188,325,249
Investments Purchased with Cash Collateral from Securities Lending– 0.5%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	39,470,021	39,470,021
Time Deposits – 0.2%
Royal Bank of Canada, 0.0400%, 10/1/21	$21,617,505	21,617,505
Total Investments Purchased with Cash Collateral from Securities Lending (cost $61,087,526)		61,087,526
Total Investments (total cost $7,282,166,855) – 102.0%		11,947,407,742
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(229,078,147)
Net Assets – 100%		$11,718,329,595

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$11,681,631,455	97.8%
Canada	88,141,721	0.7
Israel	82,231,284	0.7
Denmark	49,168,787	0.4
United Kingdom	46,234,495	0.4

Total	$11,947,407,742	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/21
Common Stocks - 6.3%
Banks - 0.4%
MSD Acquisition Corp*	$-	$-	$40,733	$40,773,523
Biotechnology - 1.7%
Eagle Pharmaceuticals Inc/DE*	-	(4,034,777)	16,811,127	53,871,543
Ligand Pharmaceuticals Inc*	-	9,944,654	49,233,226	145,600,685
Total Biotechnology	$-	$5,909,877	$66,044,353	$199,472,228
Capital Markets - N/A
New Providence Acquisition Corp - Class A	-	-	-	-
Chemicals - 2.0%
Sensient Technologies Corp	4,271,073	2,598,682	88,722,719	231,045,095
Diversified Financial Services - 0.2%
Foley Trasimene Acquisition Corp - Class A	-	-	-	-
Kensington Capital Acquisition Corp*	-	-	(3,821,582)	22,809,648
Nextgen Acquisition Corp - Class A	-	-	-	-
Total Diversified Financial Services	$-	$-	$(3,821,582)	$22,809,648
Electronic Equipment, Instruments & Components - 1.0%
OSI Systems Inc*	-	-	22,013,686	121,401,828
Food Products - 1.0%
Hostess Brands Inc*	-	-	26,544,194	114,429,165
Health Care Providers & Services - N/A
Agiliti Inc*,#,š	-	-	23,141,300	N/A
Total Common Stocks	$4,271,073	$8,508,559	$222,685,403	$729,931,487
Private Investment in Public Equity (PIPES) - 0.1%
Diversified Financial Services - 0.1%
Wallbox BV*,§, (2)	-	-	(2,332,010)	11,226,190
Nextgen Acquisition Corp*	-	-	-	-
Total Private Investment in Public Equity (PIPES)	$-	$-	$(2,332,010)	$11,226,190
Preferred Stocks - N/A
Diversified Financial Services - N/A
Kensington Capital Acquisition Corp PP	-	-	(42,833,515)	-
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	163,138	(2,923)	(2,278)	188,325,249
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	2,731,358∆	-	-	39,470,021
Total Affiliated Investments - 8.3%	$7,165,569	$8,505,636	$177,517,600	$968,952,947

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

(1) For securities that were affiliated for a portion of the year ended September 30, 2021, this column reflects amounts for the entire year ended September 30, 2021 and not just the period in which the security was affiliated.

(2) Formerly named Kensington Capital Acquisition Corp II

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Common Stocks - 6.3%
Banks - 0.4%
MSD Acquisition Corp*	-	40,732,790	-	40,773,523
Biotechnology - 1.7%
Eagle Pharmaceuticals Inc/DE*	44,931,478	-	(3,836,285)	53,871,543
Ligand Pharmaceuticals Inc*	103,200,200	23,598,148	(40,375,543)	145,600,685
Capital Markets - N/A
New Providence Acquisition Corp - Class A	-	25,446,529	(25,446,529)Ð	-
Chemicals - 2.0%
Sensient Technologies Corp	161,161,636	-	(21,437,942)	231,045,095
Diversified Financial Services - 0.2%
Foley Trasimene Acquisition Corp - Class A	-	65,257,137	(65,257,137)Ð	-
Kensington Capital Acquisition Corp*	-	26,631,230	-	22,809,648
Nextgen Acquisition Corp - Class A	-	27,216,757	(27,216,757)Ð	-
Electronic Equipment, Instruments & Components - 1.0%
OSI Systems Inc*	99,388,142	-	-	121,401,828
Food Products - 1.0%
Hostess Brands Inc*	51,956,462	35,928,509	-	114,429,165
Health Care Providers & Services - N/A
Agiliti Inc*,#,š	-	76,973,438	-	100,114,738
Private Investment in Public Equity (PIPES) - 0.1%
Diversified Financial Services - 0.1%
Wallbox BV*,§, (2)	-	13,558,200	-	11,226,190
Nextgen Acquisition Corp*	-	30,324,340	(30,324,340)Ð	-
Preferred Stocks - N/A
Diversified Financial Services - N/A
Kensington Capital Acquisition Corp PP	106,290,575	-	(63,457,060)Ð	-
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	241,834,526	2,549,795,833	(2,603,299,909)	188,325,249
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	147,525,570	799,576,945	(907,632,494)	39,470,021
(2) Formerly named Kensington Capital Acquisition Corp II

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
British Pound	10/28/21	990,000	$(1,332,513)	$1,246
British Pound	10/28/21	4,820,000	(6,602,253)	(108,597)
British Pound	10/28/21	(34,946,000)	48,579,179	1,498,823
Canadian Dollar	10/28/21	(15,188,000)	12,115,432	122,706

				1,514,178
Citibank, National Association:
British Pound	10/28/21	(2,245,000)	3,114,870	90,335
Canadian Dollar	10/28/21	1,127,000	(890,622)	(722)
Canadian Dollar	10/28/21	(13,355,000)	10,660,100	114,745

				204,358
Credit Suisse International:
Canadian Dollar	10/28/21	(26,447,000)	21,107,904	224,862
HSBC Securities (USA), Inc.:
British Pound	10/28/21	3,181,000	(4,372,953)	(87,409)
British Pound	10/28/21	(2,796,000)	3,878,477	111,617
Canadian Dollar	10/28/21	(17,959,000)	14,329,713	148,954
Canadian Dollar	10/28/21	(1,189,000)	934,692	(4,164)

				168,998
JPMorgan Chase Bank, National Association:
British Pound	10/28/21	(1,325,000)	1,826,714	41,632
Canadian Dollar	10/28/21	(12,550,000)	10,000,816	91,103

				132,735
State Street:
Canadian Dollar	10/28/21	(658,000)	525,155	5,586
Total				$2,250,717

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$2,451,609

Liability Derivatives:
Forward foreign currency exchange contracts	$ 200,892

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2021

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(8,787,059)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 1,580,377

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 39,159,038
Forward foreign currency exchange contracts, sold	171,857,126

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted Securities (as of September 30, 2021)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Foresight Acquisition Corp	5/25/21	$66,178,480	$65,251,981	0.6%
GS Acquisition Holdings Corp	6/16/21	94,584,070	96,664,920	0.8
SomaLogic Holdings Inc	3/29/21	28,274,940	35,032,651	0.3
Wallbox BV	6/9/21	13,558,200	11,226,190	0.1
Xos Inc	2/23/21	30,324,340	14,040,169	0.1
Total		$232,920,030	$222,215,911	1.9%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

16	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$1,057,165,110	$46,234,495	$-
All Other	10,372,379,451	-	-
Private Investment in Public Equity (PIPES)	-	222,215,911	-
Investment Companies	-	188,325,249	-
Investments Purchased with Cash Collateral from Securities Lending	-	61,087,526	-
Total Investments in Securities	$11,429,544,561	$517,863,181	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	2,451,609	-
Total Assets	$11,429,544,561	$520,314,790	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$200,892	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $6,476,814,527)(1)	$10,978,454,795
Affiliated investments, at value (cost $805,352,328)	968,952,947
Forward foreign currency exchange contracts	2,451,609
Non-interested Trustees' deferred compensation	292,803
Receivables:
Fund shares sold	35,949,211
Investments sold	22,962,589
Dividends	1,197,838
Foreign tax reclaims	201,263
Dividends from affiliates	11,184
Other assets	199,373
Total Assets	12,010,673,612
Liabilities:
Collateral for securities loaned (Note 3)	61,087,526
Forward foreign currency exchange contracts	200,892
Payables:	—
Investments purchased	163,648,224
Fund shares repurchased	58,333,268
Advisory fees	6,420,848
Transfer agent fees and expenses	1,401,636
12b-1 Distribution and shareholder servicing fees	364,759
Non-interested Trustees' deferred compensation fees	292,803
Non-interested Trustees' fees and expenses	98,040
Professional fees	68,886
Affiliated fund administration fees payable	25,081
Custodian fees	16,102
Accrued expenses and other payables	385,952
Total Liabilities	292,344,017
Net Assets	$11,718,329,595

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,216,129,203
Total distributable earnings (loss)	6,502,200,392
Total Net Assets	$11,718,329,595
Net Assets - Class A Shares	$467,268,670
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,173,947
Net Asset Value Per Share(2)	$38.38
Maximum Offering Price Per Share(3)	$40.72
Net Assets - Class C Shares	$49,738,443
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,442,227
Net Asset Value Per Share(2)	$34.49
Net Assets - Class D Shares	$1,289,903,557
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,390,502
Net Asset Value Per Share	$39.82
Net Assets - Class I Shares	$2,082,426,915
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,838,082
Net Asset Value Per Share	$40.17
Net Assets - Class N Shares	$4,412,467,427
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	109,010,860
Net Asset Value Per Share	$40.48
Net Assets - Class R Shares	$293,566,593
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,989,124
Net Asset Value Per Share	$36.75
Net Assets - Class S Shares	$452,832,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,938,972
Net Asset Value Per Share	$37.93
Net Assets - Class T Shares	$2,670,125,667
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,875,908
Net Asset Value Per Share	$39.34

(1) Includes $58,693,846 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$43,872,522
Dividends from affiliates	4,434,211
Affiliated securities lending income, net	2,731,358
Unaffiliated securities lending income, net	13,734
Other income	120
Foreign tax withheld	(281,788)
Total Investment Income	50,770,157
Expenses:
Advisory fees	79,323,487
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,217,994
Class C Shares	691,689
Class R Shares	1,555,455
Class S Shares	1,246,996
Transfer agent administrative fees and expenses:
Class D Shares	1,462,911
Class R Shares	792,061
Class S Shares	1,246,508
Class T Shares	7,022,887
Transfer agent networking and omnibus fees:
Class A Shares	1,885,692
Class C Shares	49,908
Class I Shares	1,931,603
Other transfer agent fees and expenses:
Class A Shares	29,402
Class C Shares	3,769
Class D Shares	113,323
Class I Shares	139,970
Class N Shares	129,560
Class R Shares	6,748
Class S Shares	5,864
Class T Shares	21,165
Shareholder reports expense	381,697
Affiliated fund administration fees	346,752
Non-interested Trustees’ fees and expenses	199,856
Registration fees	191,117
Custodian fees	123,351
Professional fees	112,228
Other expenses	614,009
Total Expenses	100,846,002
Less: Excess Expense Reimbursement and Waivers	(1,044,349)
Net Expenses	99,801,653
Net Investment Income/(Loss)	(49,031,496)

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,262,206,000
Investments in affiliates	8,505,636
Forward foreign currency exchange contracts	(8,787,059)
Total Net Realized Gain/(Loss) on Investments	2,261,924,577
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,050,148,061
Investments in affiliates	177,517,600
Forward foreign currency exchange contracts	1,580,377
Total Change in Unrealized Net Appreciation/Depreciation	1,229,246,038
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,442,139,119

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$(49,031,496)	$(29,592,778)
Net realized gain/(loss) on investments	2,261,924,577	472,238,133
Change in unrealized net appreciation/depreciation	1,229,246,038	(6,209,134)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,442,139,119	436,436,221
Dividends and Distributions to Shareholders:
Class A Shares	(20,918,705)	(20,924,999)
Class C Shares	(5,224,115)	(6,930,815)
Class D Shares	(52,614,084)	(50,405,777)
Class I Shares	(94,827,813)	(93,876,832)
Class N Shares	(187,894,503)	(167,979,697)
Class R Shares	(14,319,168)	(14,531,933)
Class S Shares	(22,371,704)	(22,731,798)
Class T Shares	(118,585,208)	(122,983,539)
Net Decrease from Dividends and Distributions to Shareholders	(516,755,300)	(500,365,390)
Capital Share Transactions:
Class A Shares	(61,612,927)	(72,428,722)
Class C Shares	(72,525,699)	(48,159,166)
Class D Shares	(64,762,842)	(126,362,159)
Class I Shares	(416,233,465)	(260,643,288)
Class N Shares	(499,325,933)	(47,997,780)
Class R Shares	(62,146,403)	(39,551,768)
Class S Shares	(118,034,473)	(66,068,478)
Class T Shares	(372,317,004)	(460,055,963)
Net Increase/(Decrease) from Capital Share Transactions	(1,666,958,746)	(1,121,267,324)
Net Increase/(Decrease) in Net Assets	1,258,425,073	(1,185,196,493)
Net Assets:
Beginning of period	10,459,904,522	11,645,101,015
End of period	$11,718,329,595	$10,459,904,522

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.01	$29.95	$33.12	$28.03	$23.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.26)	(0.16)	(0.08)	(0.07)	(0.08)
Net realized and unrealized gain/(loss)	10.22	1.55	(1.19)	6.62	4.97
Total from Investment Operations	9.96	1.39	(1.27)	6.55	4.89
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Net Asset Value, End of Period	$38.38	$30.01	$29.95	$33.12	$28.03
Total Return*	33.41%	4.64%	(2.69)%	24.26%	21.06%
Net Assets, End of Period (in thousands)	$467,269	$416,036	$491,045	$586,644	$498,657
Average Net Assets for the Period (in thousands)	$494,458	$430,974	$501,143	$544,457	$532,950
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.35%	1.33%	1.30%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.12%	1.12%	1.12%	1.14%
Ratio of Net Investment Income/(Loss)	(0.69)%	(0.57)%	(0.28)%	(0.25)%	(0.30)%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$27.23	$27.45	$30.72	$26.25	$22.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.42)	(0.30)	(0.23)	(0.25)	(0.22)
Net realized and unrealized gain/(loss)	9.27	1.41	(1.14)	6.18	4.67
Total from Investment Operations	8.85	1.11	(1.37)	5.93	4.45
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Net Asset Value, End of Period	$34.49	$27.23	$27.45	$30.72	$26.25
Total Return*	32.72%	4.02%	(3.26)%	23.51%	20.34%
Net Assets, End of Period (in thousands)	$49,738	$97,105	$150,431	$206,617	$215,499
Average Net Assets for the Period (in thousands)	$75,187	$124,872	$168,909	$219,336	$216,651
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.70%	1.68%	1.74%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.70%	1.68%	1.74%	1.75%
Ratio of Net Investment Income/(Loss)	(1.25)%	(1.14)%	(0.84)%	(0.88)%	(0.91)%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.99	$30.79	$33.89	$28.56	$24.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.07)	0.01	0.02	0.01
Net realized and unrealized gain/(loss)	10.56	1.60	(1.21)	6.77	5.05
Total from Investment Operations	10.42	1.53	(1.20)	6.79	5.06
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.03)
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.68)
Net Asset Value, End of Period	$39.82	$30.99	$30.79	$33.89	$28.56
Total Return*	33.85%	4.98%	(2.41)%	24.67%	21.47%
Net Assets, End of Period (in thousands)	$1,289,904	$1,057,332	$1,191,950	$1,302,196	$1,074,740
Average Net Assets for the Period (in thousands)	$1,297,945	$1,088,543	$1,183,056	$1,190,715	$979,341
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income/(Loss)	(0.37)%	(0.25)%	0.04%	0.07%	0.03%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.24	$31.02	$34.11	$28.72	$24.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.13)	(0.06)	0.02	0.04	0.02
Net realized and unrealized gain/(loss)	10.65	1.61	(1.21)	6.81	5.08
Total from Investment Operations	10.52	1.55	(1.19)	6.85	5.10
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.04)
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.69)
Net Asset Value, End of Period	$40.17	$31.24	$31.02	$34.11	$28.72
Total Return*	33.90%	5.00%	(2.36)%	24.74%	21.52%
Net Assets, End of Period (in thousands)	$2,082,427	$1,953,114	$2,235,807	$2,451,517	$1,928,184
Average Net Assets for the Period (in thousands)	$2,243,961	$2,022,112	$2,206,658	$2,158,823	$1,641,647
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	0.76%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.76%	0.75%	0.77%
Ratio of Net Investment Income/(Loss)	(0.34)%	(0.21)%	0.08%	0.12%	0.07%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.44	$31.18	$34.24	$28.80	$24.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.03)	0.05	0.07	0.04
Net realized and unrealized gain/(loss)	10.73	1.62	(1.21)	6.83	5.10
Total from Investment Operations	10.63	1.59	(1.16)	6.90	5.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.06)
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.71)
Net Asset Value, End of Period	$40.48	$31.44	$31.18	$34.24	$28.80
Total Return*	34.04%	5.11%	(2.26)%	24.85%	21.63%
Net Assets, End of Period (in thousands)	$4,412,467	$3,824,419	$3,848,034	$3,218,359	$1,614,834
Average Net Assets for the Period (in thousands)	$4,658,162	$3,817,816	$3,452,214	$2,381,425	$1,158,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.66%	0.66%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.66%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.12)%	0.17%	0.23%	0.17%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

Class R Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.86	$28.94	$32.17	$27.34	$23.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.35)	(0.24)	(0.16)	(0.16)	(0.14)
Net realized and unrealized gain/(loss)	9.83	1.49	(1.17)	6.45	4.85
Total from Investment Operations	9.48	1.25	(1.33)	6.29	4.71
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Net Asset Value, End of Period	$36.75	$28.86	$28.94	$32.17	$27.34
Total Return*	33.06%	4.30%	(2.97)%	23.91%	20.74%
Net Assets, End of Period (in thousands)	$293,567	$281,907	$325,507	$386,643	$314,746
Average Net Assets for the Period (in thousands)	$316,824	$295,035	$341,001	$352,329	$276,566
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.41%	1.41%	1.41%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.41%	1.41%	1.41%	1.42%
Ratio of Net Investment Income/(Loss)	(0.99)%	(0.86)%	(0.57)%	(0.54)%	(0.58)%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.68	$29.65	$32.83	$27.81	$23.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.28)	(0.17)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain/(loss)	10.12	1.53	(1.19)	6.57	4.93
Total from Investment Operations	9.84	1.36	(1.28)	6.48	4.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Net Asset Value, End of Period	$37.93	$29.68	$29.65	$32.83	$27.81
Total Return*	33.37%	4.58%	(2.75)%	24.20%	21.05%
Net Assets, End of Period (in thousands)	$452,832	$450,947	$520,950	$619,660	$498,839
Average Net Assets for the Period (in thousands)	$498,603	$471,543	$541,037	$553,006	$435,784
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Investment Income/(Loss)	(0.75)%	(0.61)%	(0.32)%	(0.29)%	(0.33)%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.67	$30.51	$33.64	$28.39	$24.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.19)	(0.10)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain/(loss)	10.45	1.59	(1.21)	6.72	5.03
Total from Investment Operations	10.26	1.49	(1.23)	6.71	5.01
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.02)
Distributions (from capital gains)	(1.59)	(1.33)	(1.90)	(1.46)	(0.65)
Total Dividends and Distributions	(1.59)	(1.33)	(1.90)	(1.46)	(0.67)
Net Asset Value, End of Period	$39.34	$30.67	$30.51	$33.64	$28.39
Total Return*	33.67%	4.89%	(2.52)%	24.53%	21.34%
Net Assets, End of Period (in thousands)	$2,670,126	$2,379,045	$2,881,377	$3,317,058	$2,784,374
Average Net Assets for the Period (in thousands)	$2,809,155	$2,557,135	$2,940,071	$3,031,535	$2,611,122
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	0.90%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	(0.49)%	(0.35)%	(0.07)%	(0.04)%	(0.07)%
Portfolio Turnover Rate	24%	32%	26%	21%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	27

Janus Henderson Triton Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

28	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson Triton Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

30	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	31

Janus Henderson Triton Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further

32	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	33

Janus Henderson Triton Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$1,622,775	$(108,597)	$—	$1,514,178
Citibank, National Association	205,080	(722)	—	204,358
Credit Suisse International	224,862	—	—	224,862
HSBC Securities (USA), Inc.	260,571	(91,573)	—	168,998
JPMorgan Chase Bank, National Association	58,826,581	—	(58,693,846)	132,735
State Street	5,586	—	—	5,586

Total	$61,145,455	$(200,892)	$(58,693,846)	$2,250,717
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$108,597	$(108,597)	$—	$—
Citibank, National Association	722	(722)	—	—
HSBC Securities (USA), Inc.	91,573	(91,573)	—	—

Total	$200,892	$(200,892)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate

34	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Special Purpose Acquisition Companies (SPAC)

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital

Janus Investment Fund	35

Janus Henderson Triton Fund

Notes to Financial Statements

serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $58,693,846. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $61,087,526, resulting in the net amount due to the counterparty of $2,393,680.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

36	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

Janus Investment Fund	37

Janus Henderson Triton Fund

Notes to Financial Statements

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $3,959.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

38	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2021, redeeming shareholders of Class C Shares paid CDSCs of $154.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2021, the Fund engaged in cross trades amounting to $1,726,208 in sales, resulting in a net realized gain of $813,052. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 230,707,045	$ 1,619,838,552	$ -	$ -	$ -	$ (267,847)	$4,651,922,642

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,295,485,100	$ 5,002,006,264	$ (350,083,622)	$ 4,651,922,642

Information on the tax components of derivatives as of September 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,250,717	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	39

Janus Henderson Triton Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 25,700,932	$ 491,054,368	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 500,365,390	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 239,275,499	$ 56,519,569	$ (295,795,068)

Capital has been adjusted by $239,275,499, including $210,785,724 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

40	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,853,025	$ 144,902,447	4,506,327	$ 125,322,064
Reinvested dividends and distributions	346,342	12,748,838	430,742	12,926,569
Shares repurchased	(5,889,451)	(219,264,212)	(7,470,110)	(210,677,355)
Net Increase/(Decrease)	(1,690,084)	$ (61,612,927)	(2,533,041)	$ (72,428,722)
Class C Shares:
Shares sold	41,662	$ 1,410,929	102,592	$ 2,647,518
Reinvested dividends and distributions	155,451	5,162,542	226,449	6,195,654
Shares repurchased	(2,320,663)	(79,099,170)	(2,243,541)	(57,002,338)
Net Increase/(Decrease)	(2,123,550)	$ (72,525,699)	(1,914,500)	$ (48,159,166)
Class D Shares:
Shares sold	1,527,088	$ 59,085,722	2,067,795	$ 57,270,105
Reinvested dividends and distributions	1,342,054	51,118,827	1,590,596	49,165,318
Shares repurchased	(4,593,066)	(174,967,391)	(8,251,798)	(232,797,582)
Net Increase/(Decrease)	(1,723,924)	$ (64,762,842)	(4,593,407)	$ (126,362,159)
Class I Shares:
Shares sold	7,377,365	$ 287,287,212	11,955,390	$ 347,169,066
Reinvested dividends and distributions	2,237,820	85,954,671	2,751,472	85,708,347
Shares repurchased	(20,291,149)	(789,475,348)	(24,268,230)	(693,520,701)
Net Increase/(Decrease)	(10,675,964)	$ (416,233,465)	(9,561,368)	$ (260,643,288)
Class N Shares:
Shares sold	23,123,566	$ 908,840,328	33,787,379	$ 989,363,245
Reinvested dividends and distributions	4,627,982	179,010,359	5,126,611	160,616,724
Shares repurchased	(40,368,606)	(1,587,176,620)	(40,693,782)	(1,197,977,749)
Net Increase/(Decrease)	(12,617,058)	$ (499,325,933)	(1,779,792)	$ (47,997,780)
Class R Shares:
Shares sold	1,089,601	$ 38,896,368	2,140,294	$ 57,793,017
Reinvested dividends and distributions	398,972	14,091,687	470,285	13,605,333
Shares repurchased	(3,265,891)	(115,134,458)	(4,093,386)	(110,950,118)
Net Increase/(Decrease)	(1,777,318)	$ (62,146,403)	(1,482,807)	$ (39,551,768)
Class S Shares:
Shares sold	2,184,486	$ 80,368,356	3,689,451	$ 102,875,251
Reinvested dividends and distributions	605,674	22,034,418	752,664	22,346,588
Shares repurchased	(6,042,323)	(220,437,247)	(6,820,343)	(191,290,317)
Net Increase/(Decrease)	(3,252,163)	$ (118,034,473)	(2,378,228)	$ (66,068,478)
Class T Shares:
Shares sold	6,341,829	$ 243,373,921	8,705,308	$ 248,549,522
Reinvested dividends and distributions	3,101,260	116,793,438	3,961,752	121,269,217
Shares repurchased	(19,145,899)	(732,484,363)	(29,516,870)	(829,874,702)
Net Increase/(Decrease)	(9,702,810)	$ (372,317,004)	(16,849,810)	$ (460,055,963)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,885,785,321	$4,934,239,561	$ -	$ -

Janus Investment Fund	41

Janus Henderson Triton Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Triton Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Triton Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	43

Janus Henderson Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

44	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	45

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.
• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	47

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

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Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Triton Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	51

Janus Henderson Triton Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	53

Janus Henderson Triton Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Triton Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	55

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Triton Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$701,840,092
Dividends Received Deduction Percentage	18%
Qualified Dividend Income Percentage	19%

Janus Investment Fund	59

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	61

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	63

Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	5/13-Present	Portfolio Manager for other Janus Henderson accounts.
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Triton Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	67

Janus Henderson Triton Fund

Notes

NotesPage1

68	SEPTEMBER 30, 2021

Janus Henderson Triton Fund

Notes

NotesPage2

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93054 11-21

ANNUAL REPORT September 30, 2021

Janus Henderson Venture Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

 We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large, addressable markets that are poised for growth over a multiyear period.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Venture Fund Class I Shares returned 37.13% for the 12-month period ended September 30, 2021. The Fund’s primary benchmark, the Russell 2000® Growth Index, returned 33.27%, and its secondary benchmark, the Russell 2000® Index, returned 47.68%.

INVESTMENT ENVIRONMENT

Stocks rose strongly in the fourth quarter of 2020 as resilient economic and earnings growth and optimism over new COVID-19 vaccines lifted investor sentiment. Congress also passed the $1.9 trillion American Rescue Plan, which included cash payments to most households. Stocks rose through the first half of 2021, as an accelerating vaccine rollout helped support healthy economic and earnings growth. However, stocks suffered periods of volatility, especially in the third quarter as the spread of the new Delta variant led to renewed pandemic concerns. Supply constraints and higher input costs also fueled inflation, which drove interest rates higher late in the third quarter. The Federal Reserve signaled it would begin tapering its monetary support before year-end, which added to upward pressure on interest rates. Through much of the period, investors shifted between growth stocks and more cyclically driven value opportunities as they awaited more clarity on the economic outlook. Rising interest rates in the third quarter fueled a rotation away from growth stocks, however. As a result, small-cap growth underperformed small-cap value for the 12-month period, as measured by the Russell indices.

PERFORMANCE DISCUSSION

We were pleased to see a number of our disciplined growth investments rewarded by investors over the past 12 months, supporting our relative performance. Longtime holding Rexnord was a top positive contributor, as the company’s restructuring plans were well received by investors. Rexnord’s power and control (PMC) division supplies technology-enabled mechanical components that improve factory workflows. The PMC business is expected to merge with larger rival Regal Beloit in a deal we believe could result in synergies and an expanded market opportunity. This spin-off will leave Rexnord’s water management business, Zurn, as a pure play provider of water flow control systems. Zurn’s business has delivered strong growth trends, driven by the increased investments in water conservation and sustainability, and we continued to see growth potential for the business.

Long-term holding ON Semiconductor was another notable performer, supported by strong demand and pricing trends for the global chip market. ON Semiconductor underwent a management change last year, and the new team has widened profit margins by streamlining production and focusing on high-growth product areas, such as power regulation chips for electric cars and sensors used in autonomous vehicles. These moves helped the company report strong earnings growth and an upbeat outlook that aided the stock performance.

Clarivate Analytics was a prominent detractor. Clarivate owns and operates subscription-based academic, research and information services used by universities, scientists and biopharmaceuticals companies seeking brand or patent protection. Its businesses include the Web of Science, an online portal that provides proprietary access to over 7,000 academic journals, proprietary databases and scientific journals. Subscription-based recurring revenues have accounted for roughly 85% of Clarivate’s business, and it has benefited from a 90% customer-retention rate. The stock performed well in 2020, supported by the company’s subscription-based business model. The stock declined more recently, however, as the company reported some potential near-term slowing in subscriber growth. We remained positive on its long-term fundamentals, however.

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

LendingTree, another detractor, operates an online loan marketplace where consumers can shop for competitive rates on mortgages, credit cards and other consumer loans. While the company reported solid earnings and guidance, investors were concerned about some moderating business trends in 2021 as government support payments reduced demand for credit cards and loans. As a result, LendingTree’s business volumes did not rebound as strongly from the pandemic as people had expected, and the stock declined. We saw this business slowdown as a short-term issue, especially as support payments are ending. We held onto our stock due to our long-term view on the company’s potential.

DERIVATIVES USE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We have been encouraged by positive economic trends but remain aware of risks facing the market. The pandemic is far from over, and it has contributed to supply chain and labor market dislocations that have fueled inflation and challenged businesses. From our conversations with companies, we believe these challenges could persist well into next year, acting as a headwind for the recovery. The end to government support payments and the potential for higher interest rates could also temper the pace of economic growth. Despite these crosscurrents, valuations in some areas of the small-cap market continue to test new highs, and we remain concerned about elevated expectations that may be out of sync with the current economic environment. For our part, we remain committed to a disciplined approach that looks for opportunity while managing risk. We continue to focus on reasonably valued companies with established supplier relationships as well as strong competitive positions that may help them pass along higher input costs without sacrificing their profit margins. We believe these kinds of disciplined, well-managed companies may be better able to navigate near-term market uncertainty while they capitalize on long-term trends in the economy.

2	SEPTEMBER 30, 2021

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Quantumscape Corp	0.83%	1.58%	Clarivate Analytics PLC	1.28%	-1.20%
LPL Financial Holdings Inc	1.72%	0.99%	Vaxcyte Inc	0.39%	-0.67%
Rexnord Corp	1.45%	0.88%	LendingTree Inc	0.51%	-0.64%
ON Semiconductor Corp	1.40%	0.83%	Eargo Inc	0.30%	-0.51%
Ziff Davis Inc	1.79%	0.72%	Terminix Global Holdings Inc	1.47%	-0.47%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	3.52%	29.35%	32.47%
	Financials	1.94%	4.33%	4.30%
	Materials	1.18%	4.62%	2.70%
	Utilities	0.23%	0.00%	1.23%
	Communication Services	0.15%	1.13%	2.40%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Growth Index
		Contribution	Average Weight	Average Weight
	Other**	-0.92%	3.23%	0.00%
	Information Technology	-0.92%	30.52%	20.90%
	Consumer Discretionary	-0.61%	7.85%	14.58%
	Real Estate	-0.52%	2.77%	3.38%
	Consumer Staples	-0.36%	2.06%	3.23%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Catalent Inc
Pharmaceuticals	3.2%
Nice Ltd (ADR)
Software	2.9%
j2 Global Inc
Software	2.1%
LPL Financial Holdings Inc
Capital Markets	2.1%
Paylocity Holding Corp
Software	2.1%
12.4%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	1.6%
Private Investment in Public Equity (PIPES)	1.1%
Investments Purchased with Cash Collateral from Securities Lending	0.7%
Preferred Stocks	0.2%
Warrants	0.0%
Other	(1.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2021	As of September 30, 2020

4	SEPTEMBER 30, 2021

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2021					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	36.78%	15.97%	16.42%	12.45%	1.02%
Class A Shares at MOP(1)	28.92%	14.60%	15.73%	12.27%
Class C Shares at NAV(1)	35.74%	15.13%	15.62%	11.70%	1.78%
Class C Shares at CDSC(1)	34.74%	15.13%	15.62%	11.70%
Class D Shares(1)	37.07%	16.22%	16.70%	12.67%	0.80%
Class I Shares(1)	37.13%	16.27%	16.77%	12.68%	0.75%
Class N Shares(1)	37.25%	16.38%	16.84%	12.70%	0.67%
Class S Shares(1)	36.55%	15.79%	16.29%	12.32%	1.17%
Class T Shares(1)	36.91%	16.10%	16.58%	12.63%	0.91%
Russell 2000 Growth Index	33.27%	15.34%	15.74%	8.94%
Russell 2000 Index	47.68%	13.45%	14.63%	10.12%
Morningstar Quartile - Class T Shares	3rd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	289/616	391/576	266/524	8/50

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, Environmental, Social and Governance (ESG) factors, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2021

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period (4/1/21 - 9/30/21)†	Net Annualized Expense Ratio (4/1/21 - 9/30/21)
Class A Shares	$1,000.00	$1,053.10	$5.15	$1,000.00	$1,020.05	$5.06	1.00%
Class C Shares	$1,000.00	$1,048.90	$9.14	$1,000.00	$1,016.14	$9.00	1.78%
Class D Shares	$1,000.00	$1,054.20	$4.02	$1,000.00	$1,021.16	$3.95	0.78%
Class I Shares	$1,000.00	$1,054.40	$3.86	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,054.90	$3.40	$1,000.00	$1,021.76	$3.35	0.66%
Class S Shares	$1,000.00	$1,052.10	$5.97	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,053.60	$4.63	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 98.1%
Auto Components – 0.9%
Quantumscape Corp*,#	486,572	$11,940,477
Visteon Corp*	279,774	26,407,868
		38,348,345
Automobiles – 0.7%
Thor Industries Inc	232,944	28,596,205
Banks – 0.6%
Bancorp Inc/The*	927,645	23,608,565
Biotechnology – 8.6%
Acceleron Pharma Inc*	163,599	28,155,388
Ascendis Pharma A/S (ADR)*	130,750	20,840,243
Bridgebio Pharma Inc*	518,935	24,322,483
Centessa Pharmacuticals PLC (ADR)*	77,278	1,290,543
Deciphera Pharmaceuticals Inc*	381,957	12,978,899
Eagle Pharmaceuticals Inc/DE*	424,384	23,672,140
ESSA Pharma Inc*	734,925	5,879,400
Global Blood Therapeutics Inc*	369,115	9,405,050
Halozyme Therapeutics Inc*	606,718	24,681,288
Icosavax Inc*,#	564,495	16,703,407
Insmed Inc*	688,643	18,965,228
Ligand Pharmaceuticals Inc*	291,855	40,661,239
Mirati Therapeutics Inc*	176,530	31,229,922
Myovant Sciences Ltd*	911,369	20,451,120
Neurocrine Biosciences Inc*	289,676	27,782,825
Praxis Precision Medicines Inc*	438,841	8,114,170
PTC Therapeutics Inc*	478,084	17,789,506
Rocket Pharmaceuticals Inc*	259,407	7,753,675
Travere Therapeutics Inc*	624,927	15,154,480
Vaxcyte Inc*	603,547	15,311,987
		371,142,993
Building Products – 1.8%
CSW Industrials Inc	367,148	46,884,800
Janus International Group Inc*	2,505,646	30,669,107
		77,553,907
Capital Markets – 3.1%
Assetmark Financial Holdings Inc*	749,909	18,650,237
Focus Financial Partners Inc*	454,868	23,821,437
LPL Financial Holdings Inc	564,090	88,426,748
		130,898,422
Chemicals – 3.4%
Sensient Technologies Corp	820,421	74,723,945
Valvoline Inc	2,235,502	69,702,952
		144,426,897
Commercial Services & Supplies – 1.7%
Brady Corp	740,441	37,540,359
Cimpress PLC*	151,982	13,196,597
Montrose Environmental Group Inc*	334,984	20,681,912
		71,418,868
Construction & Engineering – 0.2%
Construction Partners Inc*	285,982	9,543,219
Containers & Packaging – 0.9%
Sealed Air Corp	733,823	40,206,162
Diversified Consumer Services – 2.8%
Frontdoor Inc*	673,729	28,229,245
Stride Inc*	1,041,878	37,445,095
Terminix Global Holdings Inc*	1,264,233	52,680,589
		118,354,929
Diversified Financial Services – 1.4%
Clarivate Analytics PLC*	1,882,322	41,222,852

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Diversified Financial Services– (continued)
Everarc Holdings Ltd (144A)*	1,392,863	$17,271,501
		58,494,353
Diversified Telecommunication Services – 1.0%
Vonage Holdings Corp*	2,698,874	43,505,849
Electrical Equipment – 0.7%
EnerSys	406,591	30,266,634
Electronic Equipment, Instruments & Components – 3.4%
Napco Security Technologies Inc*	631,712	27,214,153
National Instruments Corp	409,361	16,059,232
Novanta Inc*	178,864	27,634,488
OSI Systems Inc*	364,796	34,582,661
Rogers Corp*	165,517	30,865,610
Xometry Inc - Class A*,#	140,932	8,127,548
		144,483,692
Entertainment – 0.4%
Manchester United PLC	956,656	18,530,427
Equity Real Estate Investment Trusts (REITs) – 0.8%
Easterly Government Properties Inc	1,640,848	33,899,920
Food & Staples Retailing – 0.5%
Casey's General Stores Inc	118,854	22,398,036
Food Products – 0.8%
AppHarvest Inc*,#	876,385	5,714,030
Hain Celestial Group Inc*	681,364	29,148,752
		34,862,782
Health Care Equipment & Supplies – 9.0%
Alphatec Holdings Inc*	939,272	11,449,726
Axogen Inc*	1,235,956	19,528,105
CryoPort Inc*	554,262	36,863,966
Eargo Inc*	675,820	4,548,269
Glaukos Corp*	305,985	14,739,297
Globus Medical Inc*	564,399	43,244,251
Heska Corp*	132,201	34,179,247
ICU Medical Inc*	164,835	38,469,192
Insulet Corp*	134,439	38,211,597
Integra LifeSciences Holdings Corp*	833,300	57,064,384
Sight Sciences Inc*,§	647,370	13,225,769
Sight Sciences Inc*	470,101	10,671,293
STERIS PLC	162,215	33,137,280
Surmodics Inc*	285,751	15,887,756
Treace Medical Concepts Inc*	607,482	16,341,266
		387,561,398
Health Care Providers & Services – 1.8%
HealthEquity Inc*	273,743	17,727,597
ModivCare Inc*	339,471	61,654,723
		79,382,320
Health Care Technology – 0.5%
Phreesia Inc*	381,609	23,545,275
Hotels, Restaurants & Leisure – 1.3%
Dutch Bros Inc - Class A*	633,838	27,457,862
Monarch Casino & Resort Inc*	427,025	28,606,405
		56,064,267
Household Durables – 1.0%
Lovesac Co*,£	679,767	44,925,801
Information Technology Services – 5.8%
Broadridge Financial Solutions Inc	377,766	62,950,926
Euronet Worldwide Inc*	414,333	52,736,304
Payfare Inc*	2,038,351	17,302,806
Repay Holdings Corp*	744,872	17,154,402
Shift4 Payments Inc - Class A*	135,309	10,489,154

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services– (continued)
WEX Inc*	175,079	$30,838,415
WNS Holdings Ltd (ADR)*	700,151	57,272,352
		248,744,359
Insurance – 1.2%
RLI Corp	334,333	33,523,570
Trean Insurance Group Inc*	1,788,962	18,515,757
		52,039,327
Internet & Direct Marketing Retail – 0.8%
CarParts.com Inc*	1,043,151	16,283,587
Global-E Online Ltd*,#	245,825	17,650,235
		33,933,822
Life Sciences Tools & Services – 3.5%
Bio-Techne Corp	85,835	41,593,066
Codexis Inc*	789,729	18,369,097
ICON PLC*	161,894	42,419,466
NeoGenomics Inc*	969,659	46,776,350
		149,157,979
Machinery – 7.4%
Alamo Group Inc	159,759	22,291,173
ATS Automation Tooling Systems Inc*	1,024,065	32,491,260
Gates Industrial Corp PLC*	1,655,485	26,934,741
Hydrofarm Holdings Group Inc*	282,199	10,681,232
Hyster-Yale Materials Handling Inc	128,604	6,463,637
ITT Inc	445,124	38,209,444
Kornit Digital Ltd*	253,999	36,763,815
Nordson Corp	148,432	35,349,081
Rexnord Corp*	1,229,360	79,035,554
SPX Corp*	581,456	31,078,823
		319,298,760
Media – 0.4%
Advantage Solutions Inc*	1,770,769	15,317,152
Metals & Mining – 0.9%
Constellium SE*	2,019,540	37,926,961
Personal Products – 0.5%
BellRing Brands Inc*	700,625	21,544,219
Pharmaceuticals – 4.0%
Catalent Inc*	1,029,603	137,009,271
Phathom Pharmaceuticals Inc*	401,751	12,896,207
United Medicines Biopharma*,§	671,911	10,659,868
Zogenix Inc*	645,830	9,810,158
		170,375,504
Real Estate Management & Development – 1.6%
FirstService Corp	176,750	31,899,840
Redfin Corp*	751,545	37,652,405
		69,552,245
Road & Rail – 0.6%
AMERCO	39,881	25,764,322
Semiconductor & Semiconductor Equipment – 1.7%
ON Semiconductor Corp*	1,580,959	72,360,493
Software – 20.2%
Altair Engineering Inc*	531,356	36,631,683
Blackbaud Inc*	669,004	47,064,431
ChannelAdvisor Corp*,£	1,783,534	44,998,563
Clear Secure Inc - Class A*	547,251	22,464,654
Descartes Systems Group Inc*	889,736	72,435,077
EngageSmart Inc*,#	487,195	16,593,862
Envestnet Inc*	488,965	39,234,552
Everbridge Inc*	166,196	25,102,244
ForgeRock Inc - Class A*	231,981	9,031,020

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Intelligent Systems Corp*,£	477,352	$19,385,265
j2 Global Inc*	659,980	90,166,468
LivePerson Inc*	853,492	50,313,353
Nice Ltd (ADR)*	441,895	125,515,856
Paylocity Holding Corp*	314,301	88,130,000
SailPoint Technologies Holding Inc*	1,009,748	43,297,994
SS&C Technologies Holdings Inc	1,008,981	70,023,281
Trade Desk Inc*	398,888	28,041,826
Tyler Technologies Inc*	87,361	40,068,123
		868,498,252
Specialty Retail – 0.9%
Williams-Sonoma Inc	207,539	36,802,891
Thrifts & Mortgage Finance – 0.3%
LendingTree Inc*	95,104	13,298,392
Trading Companies & Distributors – 1.0%
Core & Main Inc - Class A*	1,695,615	44,442,069
Total Common Stocks (cost $2,239,234,922)		4,211,076,013
Private Investment in Public Equity (PIPES)– 1.1%
Diversified Financial Services – 1.1%
Everarc Holdings Ltd*,§	1,164,806	14,443,594
Owlet Inc*,§	937,261	5,239,289
Thayer Ventures Acquisition Corp*,§	2,679,033	27,085,024
Total Private Investment in Public Equity (PIPES) (cost $47,811,000)		46,767,907
Preferred Stocks– 0.2%
Professional Services – 0.2%
Apartment List Inc PP*,¢,§((cost $8,881,908)	2,431,401	8,881,908
Warrants– 0%
Diversified Financial Services – 0%
Everarc Holdings Ltd, expires 12/1/22*((cost $13,929)	1,392,883	243,755
Investment Companies– 1.6%
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº,£((cost $69,521,491)	69,516,396	69,523,348
Investments Purchased with Cash Collateral from Securities Lending– 0.7%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	23,642,180	23,642,180
Time Deposits – 0.1%
Royal Bank of Canada, 0.0400%, 10/1/21	$5,910,545	5,910,545
Total Investments Purchased with Cash Collateral from Securities Lending (cost $29,552,725)		29,552,725
Total Investments (total cost $2,395,015,975) – 101.7%		4,366,045,656
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(74,874,643)
Net Assets – 100%		$4,291,171,013

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,817,159,068	87.4%
Israel	179,929,906	4.1
Canada	160,008,383	3.7
India	57,272,352	1.3
Ireland	42,419,466	1.0
Netherlands	37,926,961	0.9
Virgin Islands (British)	31,958,850	0.7
Denmark	20,840,243	0.5
United Kingdom	18,530,427	0.4

Total	$4,366,045,656	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/21
Common Stocks - 1.5%
Diversified Financial Services - N/A
Novus Capital Corp	$-	$1,691,974	$-	$-
Household Durables - N/A
Lovesac Co*,š	-	3,143,203	25,450,204	N/A
Industrial Conglomerates - N/A
Juniper Industrial Holdings Inc - Class A	-	-	-	-
Software - 1.5%
ChannelAdvisor Corp*	-	14,053	19,332,381	44,998,563
Intelligent Systems Corp*	-	(40,847)	653,405	19,385,265
Intelligent Systems Corp PP	-	-	282,361	-
Total Software	$-	$(26,794)	$20,268,147	$64,383,828
Total Common Stocks	$-	$4,808,383	$45,718,351	$64,383,828
Preferred Stocks - N/A
Diversified Financial Services - N/A
Kensington Capital Acquisition Corp	-	-	(13,744,249)	-
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	98,915	(1,920)	115	69,523,348
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	1,957,507∆	-	-	23,642,180
Total Affiliated Investments - 3.7%	$2,056,422	$4,806,463	$31,974,217	$157,549,356

(1) For securities that were affiliated for a portion of the year ended September 30, 2021, this column reflects amounts for the entire year ended September 30, 2021 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 9/30/21
Common Stocks - 1.5%
Diversified Financial Services - N/A
Novus Capital Corp	-	13,119,984	(14,811,958)Ð	-
Household Durables - N/A
Lovesac Co*,š	20,884,888	-	(4,552,494)	44,925,801
Industrial Conglomerates - N/A
Juniper Industrial Holdings Inc - Class A	-	30,961,368	(30,961,368)Ð	-
Software - 1.5%
ChannelAdvisor Corp*	26,049,154	-	(397,025)	44,998,563
Intelligent Systems Corp*	12,168,737	6,744,276Ð	(140,306)	19,385,265
Intelligent Systems Corp PP	3,521,759	-	(3,804,120) Ð	-
Preferred Stocks - N/A
Diversified Financial Services - N/A
Kensington Capital Acquisition Corp	34,106,099	-	(20,361,850)Ð	-
Investment Companies - 1.6%
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0559%ºº	58,462,874	681,396,804	(670,334,525)	69,523,348
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	72,588,179	524,434,495	(573,380,494)	23,642,180

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
British Pound	10/28/21	(11,510,400)	$15,979,264	$472,088
Canadian Dollar	10/28/21	(24,950,400)	19,902,875	201,577

				673,665
Citibank, National Association:
British Pound	10/28/21	(214,000)	296,919	8,611
Canadian Dollar	10/28/21	2,349,000	(1,856,319)	(1,505)
Canadian Dollar	10/28/21	(20,078,100)	16,022,741	168,701

				175,807
Credit Suisse International:
Canadian Dollar	10/28/21	(43,446,700)	34,675,719	369,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
British Pound	10/28/21	(2,018,000)	$2,762,561	$43,848
Canadian Dollar	10/28/21	(29,502,700)	23,540,578	244,699
Canadian Dollar	10/28/21	(7,995,000)	6,285,001	(27,999)

				260,548
JPMorgan Chase Bank, National Association:
British Pound	10/28/21	457,000	(630,044)	(14,359)
Canadian Dollar	10/28/21	(28,316,800)	22,561,661	202,191

				187,832
State Street:
Canadian Dollar	10/28/21	(1,079,800)	861,797	9,167
Total				$1,676,418

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$1,720,281

Liability Derivatives:
Forward foreign currency exchange contracts	$ 43,863

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(4,902,646)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 1,453,937

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2021

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 24,430,494
Forward foreign currency exchange contracts, sold	128,534,778

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2021 is $17,271,501, which represents 0.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2021.

#	Loaned security; a portion of the security is on loan at September 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended September 30, 2021 is $8,881,908, which represents 0.2% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of September 30, 2021.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

16	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted Securities (as of September 30, 2021)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc PP	11/2/20	$8,881,908	$8,881,908	0.2%
Everarc Holdings Ltd	6/16/21	11,648,060	14,443,594	0.4
Owlet Inc	2/17/21	9,372,610	5,239,289	0.1
Sight Sciences Inc	11/23/20	7,081,548	13,225,769	0.3
Thayer Ventures Acquisition Corp	7/1/21	26,790,330	27,085,024	0.6
United Medicines Biopharma	1/29/21	7,391,027	10,659,868	0.3
Total		$71,165,483	$79,535,452	1.9%

The Fund has registration rights for certain restricted securities held as of September 30, 2021. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Financial Services	$41,222,852	$17,271,501	$-
Health Care Equipment & Supplies	374,335,629	13,225,769	-
Pharmaceuticals	159,715,636	10,659,868	-
All Other	3,594,644,758	-	-
Private Investment in Public Equity (PIPES)	-	46,767,907	-
Preferred Stocks	-	-	8,881,908
Warrants	243,755	-	-
Investment Companies	-	69,523,348	-
Investments Purchased with Cash Collateral from Securities Lending	-	29,552,725	-
Total Investments in Securities	$4,170,162,630	$187,001,118	$8,881,908
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,720,281	-
Total Assets	$4,170,162,630	$188,721,399	$8,881,908
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$43,863	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2021

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value (cost $2,257,367,779)(1)	$4,208,496,300
Affiliated investments, at value (cost $137,648,196)	157,549,356
Cash	20
Forward foreign currency exchange contracts	1,720,281
Non-interested Trustees' deferred compensation	107,106
Receivables:
Fund shares sold	4,051,985
Investments sold	975,987
Dividends	367,116
Foreign tax reclaims	71,362
Dividends from affiliates	4,026
Other assets	102,477
Total Assets	4,373,446,016
Liabilities:
Collateral for securities loaned (Note 3)	29,552,725
Forward foreign currency exchange contracts	43,863
Payables:	—
Investments purchased	41,842,523
Fund shares repurchased	7,594,640
Advisory fees	2,320,220
Transfer agent fees and expenses	518,501
Non-interested Trustees' deferred compensation fees	107,106
Professional fees	53,610
Non-interested Trustees' fees and expenses	32,584
12b-1 Distribution and shareholder servicing fees	19,833
Affiliated fund administration fees payable	9,064
Custodian fees	7,427
Accrued expenses and other payables	172,907
Total Liabilities	82,275,003
Net Assets	$4,291,171,013

See Notes to Financial Statements.

18	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2021

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,902,581,866
Total distributable earnings (loss)	2,388,589,147
Total Net Assets	$4,291,171,013
Net Assets - Class A Shares	$24,644,103
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	232,030
Net Asset Value Per Share(2)	$106.21
Maximum Offering Price Per Share(3)	$112.69
Net Assets - Class C Shares	$3,747,187
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,353
Net Asset Value Per Share(2)	$95.22
Net Assets - Class D Shares	$2,228,323,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,181,407
Net Asset Value Per Share	$110.41
Net Assets - Class I Shares	$363,006,742
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,267,303
Net Asset Value Per Share	$111.10
Net Assets - Class N Shares	$565,040,202
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,035,947
Net Asset Value Per Share	$112.20
Net Assets - Class S Shares	$54,537,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	521,815
Net Asset Value Per Share	$104.51
Net Assets - Class T Shares	$1,051,871,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,705,030
Net Asset Value Per Share	$108.38

(1) Includes $29,222,315 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statement of Operations

For the year ended September 30, 2021

Investment Income:
Dividends	$11,979,084
Affiliated securities lending income, net	1,957,507
Dividends from affiliates	98,915
Unaffiliated securities lending income, net	8,210
Other income	177
Foreign tax withheld	(21,025)
Total Investment Income	14,022,868
Expenses:
Advisory fees	26,910,485
12b-1 Distribution and shareholder servicing fees:
Class A Shares	58,963
Class C Shares	47,520
Class S Shares	149,790
Transfer agent administrative fees and expenses:
Class D Shares	2,434,632
Class S Shares	149,794
Class T Shares	2,565,961
Transfer agent networking and omnibus fees:
Class A Shares	16,239
Class C Shares	3,739
Class I Shares	308,420
Other transfer agent fees and expenses:
Class A Shares	1,489
Class C Shares	270
Class D Shares	141,089
Class I Shares	14,261
Class N Shares	15,700
Class S Shares	517
Class T Shares	7,353
Shareholder reports expense	194,863
Registration fees	133,201
Affiliated fund administration fees	117,622
Professional fees	86,005
Custodian fees	70,436
Non-interested Trustees’ fees and expenses	66,834
Other expenses	250,258
Total Expenses	33,745,441
Less: Excess Expense Reimbursement and Waivers	(109,795)
Net Expenses	33,635,646
Net Investment Income/(Loss)	(19,612,778)

See Notes to Financial Statements.

20	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Statement of Operations

For the year ended September 30, 2021

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$499,346,372
Investments in affiliates	4,806,463
Forward foreign currency exchange contracts	(4,902,646)
Total Net Realized Gain/(Loss) on Investments	499,250,189
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	716,975,968
Investments in affiliates	31,974,217
Forward foreign currency exchange contracts	1,453,937
Total Change in Unrealized Net Appreciation/Depreciation	750,404,122
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,230,041,533

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020

Operations:
Net investment income/(loss)	$(19,612,778)	$(9,863,725)
Net realized gain/(loss) on investments	499,250,189	175,923,395
Change in unrealized net appreciation/depreciation	750,404,122	180,602,283
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,230,041,533	346,661,953
Dividends and Distributions to Shareholders:
Class A Shares	(1,268,484)	(1,061,903)
Class C Shares	(367,739)	(360,453)
Class D Shares	(112,793,742)	(66,162,677)
Class I Shares	(18,385,450)	(12,211,886)
Class N Shares	(29,110,615)	(16,697,885)
Class S Shares	(3,515,025)	(2,918,301)
Class T Shares	(54,714,762)	(36,088,921)
Net Decrease from Dividends and Distributions to Shareholders	(220,155,817)	(135,502,026)
Capital Share Transactions:
Class A Shares	855,548	(9,905,831)
Class C Shares	(3,257,033)	(3,134,171)
Class D Shares	(22,405,392)	(51,579,563)
Class I Shares	(10,338,530)	(44,639,576)
Class N Shares	(27,207,120)	11,604,265
Class S Shares	(24,627,306)	(12,973,712)
Class T Shares	(8,874,501)	(123,991,375)
Net Increase/(Decrease) from Capital Share Transactions	(95,854,334)	(234,619,963)
Net Increase/(Decrease) in Net Assets	914,031,382	(23,460,036)
Net Assets:
Beginning of period	3,377,139,631	3,400,599,667
End of period	$4,291,171,013	$3,377,139,631

See Notes to Financial Statements.

22	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$82.08	$76.74	$88.38	$76.48	$66.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.67)	(0.37)	(0.24)	(0.25)	(0.15)
Net realized and unrealized gain/(loss)	30.42	8.89	(4.67)	16.26	11.78
Total from Investment Operations	29.75	8.52	(4.91)	16.01	11.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Total Dividends and Distributions	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Net Asset Value, End of Period	$106.21	$82.08	$76.74	$88.38	$76.48
Total Return*	36.78%	11.26%	(4.08)%	21.83%	17.93%
Net Assets, End of Period (in thousands)	$24,644	$18,447	$27,201	$31,373	$21,962
Average Net Assets for the Period (in thousands)	$23,550	$22,978	$27,960	$24,358	$29,815
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.02%	1.02%	1.01%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.02%	1.02%	1.01%	1.03%
Ratio of Net Investment Income/(Loss)	(0.66)%	(0.49)%	(0.32)%	(0.31)%	(0.22)%
Portfolio Turnover Rate	21%	25%	19%	28%	25%

Class C Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$74.59	$70.48	$82.39	$72.06	$62.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(1.29)	(0.82)	(0.72)	(0.78)	(0.62)
Net realized and unrealized gain/(loss)	27.54	8.11	(4.46)	15.22	11.13
Total from Investment Operations	26.25	7.29	(5.18)	14.44	10.51
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Total Dividends and Distributions	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Net Asset Value, End of Period	$95.22	$74.59	$70.48	$82.39	$72.06
Total Return*	35.74%	10.49%	(4.76)%	20.95%	17.07%
Net Assets, End of Period (in thousands)	$3,747	$5,562	$8,561	$12,223	$13,269
Average Net Assets for the Period (in thousands)	$4,965	$6,913	$9,783	$12,894	$13,997
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.71%	1.73%	1.74%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.71%	1.73%	1.74%	1.76%
Ratio of Net Investment Income/(Loss)	(1.42)%	(1.18)%	(1.03)%	(1.03)%	(0.95)%
Portfolio Turnover Rate	21%	25%	19%	28%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$84.98	$79.17	$90.73	$78.25	$67.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.47)	(0.22)	(0.08)	(0.08)	(0.01)
Net realized and unrealized gain/(loss)	31.52	9.21	(4.75)	16.67	12.06
Total from Investment Operations	31.05	8.99	(4.83)	16.59	12.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Total Dividends and Distributions	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Net Asset Value, End of Period	$110.41	$84.98	$79.17	$90.73	$78.25
Total Return*	37.07%	11.52%	(3.87)%	22.09%	18.20%
Net Assets, End of Period (in thousands)	$2,228,324	$1,731,098	$1,668,639	$1,843,494	$1,597,029
Average Net Assets for the Period (in thousands)	$2,160,434	$1,645,324	$1,668,200	$1,712,398	$1,473,945
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.28)%	(0.10)%	(0.09)%	(0.01)%
Portfolio Turnover Rate	21%	25%	19%	28%	25%

Class I Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$85.45	$79.57	$91.10	$78.51	$67.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.44)	(0.19)	(0.04)	(0.03)	0.03
Net realized and unrealized gain/(loss)	31.71	9.25	(4.76)	16.73	12.09
Total from Investment Operations	31.27	9.06	(4.80)	16.70	12.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Total Dividends and Distributions	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Net Asset Value, End of Period	$111.10	$85.45	$79.57	$91.10	$78.51
Total Return*	37.13%	11.55%	(3.82)%	22.16%	18.25%
Net Assets, End of Period (in thousands)	$363,007	$287,582	$315,109	$362,757	$291,520
Average Net Assets for the Period (in thousands)	$357,200	$292,611	$318,833	$317,820	$250,794
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	(0.42)%	(0.23)%	(0.05)%	(0.04)%	0.04%
Portfolio Turnover Rate	21%	25%	19%	28%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$86.18	$80.15	$91.63	$78.88	$67.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.35)	(0.12)	0.02	0.03	0.08
Net realized and unrealized gain/(loss)	31.99	9.33	(4.77)	16.83	12.16
Total from Investment Operations	31.64	9.21	(4.75)	16.86	12.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Total Dividends and Distributions	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Net Asset Value, End of Period	$112.20	$86.18	$80.15	$91.63	$78.88
Total Return*	37.25%	11.65%	(3.74)%	22.26%	18.36%
Net Assets, End of Period (in thousands)	$565,040	$454,982	$411,523	$346,638	$192,210
Average Net Assets for the Period (in thousands)	$572,312	$430,317	$365,491	$248,072	$131,281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	(0.33)%	(0.15)%	0.03%	0.04%	0.11%
Portfolio Turnover Rate	21%	25%	19%	28%	25%

Class S Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$80.97	$75.85	$87.56	$75.92	$65.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.83)	(0.49)	(0.35)	(0.37)	(0.26)
Net realized and unrealized gain/(loss)	29.99	8.79	(4.63)	16.12	11.72
Total from Investment Operations	29.16	8.30	(4.98)	15.75	11.46
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Total Dividends and Distributions	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Net Asset Value, End of Period	$104.51	$80.97	$75.85	$87.56	$75.92
Total Return*	36.55%	11.10%	(4.21)%	21.64%	17.77%
Net Assets, End of Period (in thousands)	$54,537	$64,120	$73,302	$82,776	$56,058
Average Net Assets for the Period (in thousands)	$59,918	$66,822	$74,076	$69,664	$45,884
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.17%	1.17%	1.17%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.17%	1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss)	(0.83)%	(0.65)%	(0.47)%	(0.46)%	(0.37)%
Portfolio Turnover Rate	21%	25%	19%	28%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended September 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$83.59	$78.01	$89.60	$77.41	$66.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.58)	(0.30)	(0.16)	(0.16)	(0.07)
Net realized and unrealized gain/(loss)	30.99	9.06	(4.70)	16.46	11.93
Total from Investment Operations	30.41	8.76	(4.86)	16.30	11.86
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Total Dividends and Distributions	(5.62)	(3.18)	(6.73)	(4.11)	(1.15)
Net Asset Value, End of Period	$108.38	$83.59	$78.01	$89.60	$77.41
Total Return*	36.91%	11.39%	(3.96)%	21.95%	18.09%
Net Assets, End of Period (in thousands)	$1,051,872	$815,350	$896,264	$1,009,462	$949,255
Average Net Assets for the Period (in thousands)	$1,026,384	$839,860	$899,106	$978,055	$925,990
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.91%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	(0.57)%	(0.38)%	(0.20)%	(0.20)%	(0.11)%
Portfolio Turnover Rate	21%	25%	19%	28%	25%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 41 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the original Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	27

Janus Henderson Venture Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

28	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

Janus Investment Fund	29

Janus Henderson Venture Fund

Notes to Financial Statements

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2021 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

30	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes to Financial Statements

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

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and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also

32	SEPTEMBER 30, 2021

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Notes to Financial Statements

be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2021” table located in the Fund’s Schedule of Investments.

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Janus Henderson Venture Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$673,665	$—	$—	$673,665
Citibank, National Association	177,312	(1,505)	—	175,807
Credit Suisse International	369,399	—	—	369,399
HSBC Securities (USA), Inc.	288,547	(27,999)	—	260,548
JPMorgan Chase Bank, National Association	29,424,506	(14,359)	(29,222,315)	189,832
State Street	9,167	—	—	9,167

Total	$30,942,596	$(43,863)	$(29,222,315)	$1,678,418
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$1,505	$(1,505)	$—	$—
HSBC Securities (USA), Inc.	27,999	(27,999)	—	—
JPMorgan Chase Bank, National Association	14,359	(14,359)	—	—

Total	$43,863	$(43,863)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

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Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Private Investment in Public Equity

Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.

Special Purpose Acquisition Companies (SPAC)

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

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Janus Henderson Venture Fund

Notes to Financial Statements

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $29,222,315. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2021 is $29,552,725, resulting in the net amount due to the counterparty of $330,410.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing January 28, 2021. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

36	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes to Financial Statements

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.11% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

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Notes to Financial Statements

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $339,713 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2021. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $520,763 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2021, Janus Henderson Distributors retained upfront sales charges of $243.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

38	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2021.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2021.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 101,234,609	$ 328,563,931	$ -	$ -	$ -	$ (96,001)	$1,958,886,608

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,407,159,048	$2,066,136,113	$(107,249,505)	$ 1,958,886,608

Information on the tax components of derivatives as of September 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,676,418	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	39

Janus Henderson Venture Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2021
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,471,185	$ 213,684,632	$ -	$ -

For the year ended September 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 135,502,026	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 22,802,652	$ 18,129,835	$ (40,932,487)

Capital has been adjusted by $22,802,652, including $17,451,014 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

40	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2021		Year ended September 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	92,399	$ 9,558,652	78,920	$ 5,723,212
Reinvested dividends and distributions	12,869	1,266,434	13,410	1,061,137
Shares repurchased	(97,981)	(9,969,538)	(222,031)	(16,690,180)
Net Increase/(Decrease)	7,287	$ 855,548	(129,701)	$ (9,905,831)
Class C Shares:
Shares sold	893	$ 77,721	1,670	$ 116,587
Reinvested dividends and distributions	4,135	367,054	4,972	359,451
Shares repurchased	(40,250)	(3,701,808)	(53,535)	(3,610,209)
Net Increase/(Decrease)	(35,222)	$ (3,257,033)	(46,893)	$ (3,134,171)
Class D Shares:
Shares sold	335,968	$ 35,366,781	366,582	$ 27,826,166
Reinvested dividends and distributions	1,035,846	105,790,991	762,734	62,376,406
Shares repurchased	(1,560,909)	(163,563,164)	(1,834,730)	(141,782,135)
Net Increase/(Decrease)	(189,095)	$ (22,405,392)	(705,414)	$ (51,579,563)
Class I Shares:
Shares sold	498,000	$ 52,612,432	463,204	$ 36,064,494
Reinvested dividends and distributions	178,842	18,374,262	148,349	12,195,770
Shares repurchased	(774,849)	(81,325,224)	(1,206,616)	(92,899,840)
Net Increase/(Decrease)	(98,007)	$ (10,338,530)	(595,063)	$ (44,639,576)
Class N Shares:
Shares sold	1,225,072	$131,248,370	1,790,225	$ 138,394,354
Reinvested dividends and distributions	279,594	28,991,082	200,567	16,616,974
Shares repurchased	(1,747,964)	(187,446,572)	(1,846,006)	(143,407,063)
Net Increase/(Decrease)	(243,298)	$ (27,207,120)	144,786	$ 11,604,265
Class S Shares:
Shares sold	203,860	$ 20,320,517	267,048	$ 19,683,924
Reinvested dividends and distributions	36,249	3,515,025	37,342	2,918,301
Shares repurchased	(510,183)	(48,462,848)	(478,926)	(35,575,937)
Net Increase/(Decrease)	(270,074)	$ (24,627,306)	(174,536)	$ (12,973,712)
Class T Shares:
Shares sold	821,377	$ 82,135,483	831,570	$ 62,905,993
Reinvested dividends and distributions	530,319	53,217,526	435,460	35,058,850
Shares repurchased	(1,400,723)	(144,227,510)	(3,002,097)	(221,956,218)
Net Increase/(Decrease)	(49,027)	$ (8,874,501)	(1,735,067)	$(123,991,375)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$857,013,046	$1,174,353,892	$ -	$ -

Janus Investment Fund	41

Janus Henderson Venture Fund

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Venture Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Venture Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, investee companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

November 17, 2021

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	43

Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

44	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	45

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	47

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

48	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Venture Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.
• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Venture Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

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Janus Henderson Venture Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

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Janus Henderson Venture Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2021. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Venture Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2021:

Capital Gain Distributions	$231,135,646
Dividends Received Deduction Percentage	10%
Qualified Dividend Income Percentage	10%

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Janus Henderson Venture Fund

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present

Independent Consultant (since 2019) and Chief Operating Officer, muun chi LLC (organic food business) (since 2020). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

51

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	51

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

62	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	51

Member of the Investment Committee for the Orange County Community Foundation (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	63

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	51

Member of the Investment Committee for Cooper Union (since 2021), Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019), and Director of Brightwood Capital Advisors, LLC (since 2014).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	51

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013). Formerly, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

64	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	51

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), and Director of Walmart (until 2017).

Janus Investment Fund	65

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	5/13-Present	Portfolio Manager for other Janus Henderson accounts.
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President, Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Managment LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Head of Compliance, North America for Janus Henderson Investors (since September 2020) and Chief Compliance Officer for Janus Capital Management LLC (since September 2017). Formerly, Global Head of Investment Management Compliance for Janus Henderson Investors (February 2019 - August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Sevices LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present

Managing Counsel (2020-present). Formerly, Senior Counsel for Invesco Ltd. (2017-2020), and Vice President and Senior Legal Counsel, ALPS Fund Services, Inc. and Assistant General Counsel, ALPS Advisors, Inc. (2015-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	67

Janus Henderson Venture Fund

Notes

NotesPage1

68	SEPTEMBER 30, 2021

Janus Henderson Venture Fund

Notes

NotesPage2

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93056 11-21

(b) Not applicable.

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros, Gary A. Poliner, and Diane Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 47 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with September 30 fiscal year ends (the "Funds")

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $816,987 in fiscal 2021 and $868,284 in fiscal 2020.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2021 and $8,921 in fiscal 2020.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $222,093 in fiscal 2021 and $215,626 in fiscal 2020.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2021 and $0 in fiscal 2020.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $222,093 in fiscal 2021 and $215,626 in fiscal 2020.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) Assessment of the Registrant’s Control Environment

The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms. The disclosure controls and procedures include, without limitation, controls and procedures that are designed to provide reasonable assurance that such information is accumulated and communicated to the Registrant’s management, including its principal executive officer (“PEO”) and principal financial officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, management, with the participation of the PEO and PFO, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Based on their evaluation, the PEO and PFO have determined that the Janus Henderson Emerging Markets Fund’s and the Janus Henderson International Opportunities Fund’s, two funds of the Registrant (the “Funds”), disclosure controls and procedures were not effective due to a material weakness in the design and operating effectiveness of controls specific to processing of corporate actions as non-taxable stock dividends dating back to March 2018. Specifically, the Funds’ sub-administrator incorrectly processed such stock dividends by recording a new tax lot with a zero-cost basis instead of reallocating the cost basis across all existing lots held by the Funds. There was no control to review Fund tax lot holdings by the sub-administrator to ensure transactions had been processed correctly.

A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness described above resulted in misclassifications between net realized gain/(loss) on investments and change in unrealized net appreciation/depreciation during fiscal periods where partial sales occurred. This resulted in a restatement of the financial statements for Janus Henderson Emerging Markets Fund and Janus Henderson International Opportunities Fund to correct a misclassification error within the statements of changes in net assets for the year ended September 30, 2020. Tax returns for the applicable excise and fiscal periods were materially accurate for 2018, 2019, 2020, and 2021.

Effective as of September 30, 2022, the sub-administrator corrected all open tax lots in the accounting records.

(b) Changes in Internal Control

Subsequent to the identification of the issue described above, management has developed a plan with the sub-administrator to remediate the material weakness described herein. The sub-administrator has strengthened the Funds’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) by enhancing stock dividend processing and review procedures, to ensure the cost basis of corporate actions processed as non-taxable stock dividends are properly allocated. The sub-administrator has also added a periodic review of Fund tax lot holdings to identify lots requiring further review to ensure transactions have been processed correctly until a systematic solution can be implemented.

Management will continue to evaluate and monitor the operating effectiveness of the controls for a sufficient period of time before concluding on remediation.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex-99CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: November 21, 2023

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: November 21, 2023